    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 29, 2016.

                                                             FILE NO. 333-114401

                                                                       811-21433

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                  ------------

                        POST EFFECTIVE AMENDMENT NO. 21
                                TO THE FORM S-6

                                  ------------

              FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933 OF
               SECURITIES OF UNIT INVESTMENT TRUSTS REGISTERED ON
                                  FORM N-8B-2

A.   Exact name of trust: Hartford Life Insurance Company Separate Account
     Twelve

B.   Name of depositor: Hartford Life Insurance Company

C.   Complete address of depositor's principal executive offices:
     P.O. Box 2999
     Hartford, CT 06104-2999

D.   Name and complete address of agent for service:
     Christopher M. Grinnell, Esq.
     Massachusetts Mutual Life Insurance Company
     1295 State Street
     Springfield, Massachusetts 01111

It is proposed that this filing will become effective:

/ /    immediately upon filing pursuant to paragraph (b) of Rule 485
/X/    on May 2, 2016 pursuant to paragraph (b) of Rule 485
/ /    60 days after filing pursuant to paragraph (a)(1) of Rule 485
/ /    on              pursuant to paragraph (a)(1) of Rule 485
/ / this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

E. Title and amount of securities being registered: Pursuant to Rule 24f-2 under the Investment Company Act of 1940, the Registrant will register an indefinite amount of securities.

F. Proposed maximum aggregate offering price to the public of the securities being registered: Not yet determined.

------------------------------------------------------------------------------
------------------------------------------------------------------------------

                                     PART I

GROUP VARIABLE FUNDING AGREEMENTS
SEPARATE ACCOUNT TWELVE
HARTFORD LIFE INSURANCE COMPANY
ADMINISTERED BY MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY


        This Prospectus describes information you should know before you purchase or become a Participant under a group variable funding agreement (the "Contract" or "Contracts"). Please read it carefully before you purchase or become a Participant under the Contract. We no longer sell the Contract. However, we continue to administer existing Contracts. The Contract provides for accumulation of Participant Account value and Settlement Option on a single or installment payment basis.

        Hartford Life Insurance Company issues the Contracts for use as an investment vehicle for certain employee retirement or welfare benefit plans and certain other plans or programs.

        You or Participants allocate your plan Contribution to "Sub-Accounts." Sub-Accounts are subdivisions of our Separate Account that we establish to keep your Contract assets separate from our company assets. The Sub-Accounts purchase shares of underlying mutual funds ("Funds") that have investment strategies ranging from conservative to aggressive. You choose the Sub-Accounts that meet your investment goals and risk tolerance. For more information on the underlying Funds see the section entitled "The Funds".

        The underlying Funds are retail mutual funds that are available to the public. Because your Contributions purchase Sub-Accounts, YOU DO NOT INVEST DIRECTLY IN ANY OF THE UNDERLYING FUNDS.

        You or Participants may also allocate some or all of your Contributions to the General Account option which pays interest at a rate that is guaranteed for a certain period of time. The General Account option has certain restrictions. The General Account option and these restrictions are not described in this Prospectus. The General Account option is not required to be registered with the Securities and Exchange Commission ("SEC"). Amounts allocated to the General Account option are not segregated from our company assets like the assets of the Separate Account.

        If you decide to become a Contract Owner or a Participant, you should keep this Prospectus for your records.

        Although we file the Prospectus with the SEC, the SEC doesn't approve or disapprove these securities or determine if the information in this Prospectus is truthful or complete. Anyone who represents that the SEC does these things may be guilty of a criminal offense.

        This Prospectus can also be obtained from the SEC's website (http://www.sec.gov).

        This Contract IS NOT:

-    A bank deposit or obligation

-    Federally insured

-    Endorsed by any bank or governmental agency

        This Contract is not available for sale in all states.




--------------------------------------------------------------------------------
Prospectus Dated: May 2, 2016

                                 TABLE OF CONTENTS


SECTION                                                                                                               PAGE
------------------------------------------------------------------------------------------------------------------  ------
DEFINITIONS.......................................................................................................      3
FEE TABLES........................................................................................................      4
SUMMARY...........................................................................................................      7
PERFORMANCE RELATED INFORMATION...................................................................................      7
HARTFORD LIFE INSURANCE COMPANY...................................................................................      8
THE SEPARATE ACCOUNT..............................................................................................      8
THE FUNDS.........................................................................................................      9
GENERAL ACCOUNT OPTION............................................................................................     13
CONTRACT CHARGES..................................................................................................     13
   Sales Charges..................................................................................................     13
   Premium Taxes..................................................................................................     13
   Charges against the Funds......................................................................................     13
   Plan Related Expenses..........................................................................................     13
THE CONTRACTS.....................................................................................................     14
   The Contracts Offered..........................................................................................     14
   Pricing and Crediting of Contributions.........................................................................     14
   May I make changes in the amounts of my Contribution?..........................................................     14
   Can you transfer from one Sub-Account to another?..............................................................     14
   What is a Sub-Account Transfer?................................................................................     14
   What Happens When you Request a Sub-Account Transfer?..........................................................     14
   What Restrictions Are There on your Ability to Make a Sub-Account Transfer?....................................     15
   Fund Trading Policies..........................................................................................     16
   How are you affected by frequent Sub-Account Transfers?........................................................     16
   General Account Option Transfers...............................................................................     17
   Telephone and Internet Transfers...............................................................................     17
   How do I know what a Participant Account is worth?.............................................................     18
   How are the underlying Fund shares valued?.....................................................................     18
SURRENDERS........................................................................................................     19
   Full Surrenders................................................................................................     19
   Partial Surrenders.............................................................................................     19
   Settlement Options.............................................................................................     19
   How do I request a Surrender?..................................................................................     19
FEDERAL TAX CONSIDERATIONS........................................................................................     19
   A. General.....................................................................................................     19
   B. Hartford and the Separate Account...........................................................................     19
   C. Contract Purchases by Foreign Entities......................................................................     20
MORE INFORMATION..................................................................................................     20
   Can a Contract be modified?....................................................................................     20
   Can Hartford waive any rights under a Contract?................................................................     20
   How Contracts Are Sold.........................................................................................     20
   Are there any material legal proceedings affecting the Separate Account?.......................................     22
   How may I get additional information?..........................................................................     22
GENERAL INFORMATION...............................................................................................     22
   Safekeeping of Assets..........................................................................................     22
   Experts........................................................................................................     22
   Non-Participating..............................................................................................     23
   Principal Underwriter..........................................................................................     23
   Additional Payments............................................................................................     23
PERFORMANCE RELATED INFORMATION...................................................................................     23
   Total Return for all Sub-Accounts..............................................................................     23
   Yield for Sub-Accounts.........................................................................................     23
   Money Market Sub-Accounts......................................................................................     23
   Additional Materials...........................................................................................     24
   Performance Comparisons........................................................................................     24
   Separate Account Financials....................................................................................   SA-1
   Company Financials.............................................................................................    F-1

                                 DEFINITIONS

ACCUMULATION UNITS: If you allocate your Contribution to any of the Sub-Accounts, we will convert those payments into Accumulation Units in the selected Sub-Accounts. Accumulation Units are valued at the end of each Valuation Day and are used to calculate the value of Participant Accounts invested in the Sub-Accounts.


ADMINISTRATIVE OFFICE: Our overnight mailing address is: 1 Griffin Road North, Windsor, CT 06095-1512. Our standard mailing address is: MassMutual Retirement Services, LLC, P.O. Box 1583, Hartford, Connecticut 06144-1583.


CODE:  The Internal Revenue Code of 1986, as amended.

CONTRACT OWNER OR YOU:  The Employer or entity owning the Contract.

CONTRACT YEAR: A period of 12 months beginning with the effective date of the Contract or with any anniversary of the effective date.

CONTRIBUTIONS: Amounts paid to us by the Contract Owner for investment in a Contract.

EMPLOYER: An employer maintaining a retirement or welfare benefit plan or similar plan or program for its employees.

GENERAL ACCOUNT: Our General Account that consists of all of our company assets, including any money you have invested in the General Account option. The assets in the General Account are available to the creditors of Hartford.

HARTFORD, WE OR US:  Hartford Life Insurance Company.

INVESTMENT CHOICE:  Any of the Sub-Accounts or the General Account option.

PARTICIPANT: Any employee or former employee of an Employer or other individual with a Participant Account under a Contract.

PARTICIPANT ACCOUNT: An account under a Contract to which General Account values and Sub-Account Accumulation Units are allocated on behalf of a Participant.

PLAN: An employee benefit plan or similar program that invests in a Contract.

PREMIUM TAX: The tax or amount of tax, if any, charged by a state, federal, or other governmental entity on Contributions or Contract values.

SUB-ACCOUNT VALUE: The value determined on any day by multiplying the number of Accumulation Units by the Accumulation Unit value for that Sub-Account.

SURRENDER:  Any withdrawal of Contract values.

VALUATION DAY: Every day the New York Stock Exchange is open for trading. Values of the Separate Account are determined as of the close of the New York Stock Exchange (generally 4:00 p.m. Eastern Time) on such days.

VALUATION PERIOD: The time span between the close of trading on the New York Stock Exchange from one Valuation Day to the next.

                                 FEE TABLES

      THE FOLLOWING TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY WHEN PURCHASING, OWNING AND SURRENDERING THE CONTRACT.

      THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU PURCHASE THE CONTRACT OR SURRENDER THE CONTRACT. CHARGES FOR STATE PREMIUM TAXES MAY ALSO BE DEDUCTED WHEN YOU MAKE CONTRIBUTIONS TO THE CONTRACT OR UPON SURRENDER.

CONTRACT OWNER TRANSACTION EXPENSES

Sales Charge Imposed on Purchases (as a percentage of Contributions)....................................      None
Contingent Deferred Sales Charge (as a percentage of amounts Surrendered)...............................      None

      THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY AND ON A DAILY BASIS DURING THE TIME THAT YOU OWN THE CONTRACT OR HAVE A PARTICIPANT ACCOUNT UNDER THE CONTRACT, NOT INCLUDING FEES AND EXPENSES OF THE UNDERLYING FUNDS.

ANNUAL MAINTENANCE FEE..............................................................................      None
SEPARATE ACCOUNT ANNUAL EXPENSES (as a percentage of average daily Sub-Account Value)...............      None
     Total Separate Account Annual Expenses.........................................................      None

      THIS TABLE SHOWS THE MINIMUM AND MAXIMUM TOTAL ANNUAL FUND OPERATING EXPENSES CHARGED BY THE UNDERLYING FUNDS THAT YOU MAY PAY ON A DAILY BASIS DURING THE TIME THAT YOU OWN THE CONTRACT OR HAVE A PARTICIPANT ACCOUNT UNDER THE CONTRACT. MORE DETAILS CONCERNING EACH FUND'S FEES AND EXPENSES IS CONTAINED IN THE PROSPECTUS FOR EACH FUND.



                                                                                             Minimum    Maximum
----------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Sub-Account assets,
including management fees, Rule 12b-1 distribution
and/or service fees, and other expenses)                                                     0.71%      1.42%
----------------------------------------------------------------------------------------------------------------


      The BlackRock LifePath(R) Retirement Funds are referred to as "fund of funds," and each diversifies its assets by investing in shares of several other underlying Funds (as described in the underlying Fund prospectus). In general, each Fund will indirectly bear a pro rata share of fees and expenses incurred by the underlying Funds in which the Fund is invested.

      THE NEXT TABLE SHOWS THE TOTAL ANNUAL FUND OPERATING EXPENSES FOR EACH UNDERLYING FUND AS OF ITS YEAR END. ACTUAL FEES AND EXPENSES FOR THE UNDERLYING FUNDS VARY DAILY. AS A RESULT, THE FEES AND EXPENSES FOR ANY GIVEN DAY MAY BE GREATER OR LESS THAN THE TOTAL ANNUAL FUND OPERATING EXPENSES LISTED BELOW. MORE DETAILS CONCERNING EACH UNDERLYING FUND'S FEES AND EXPENSES IS CONTAINED IN THE PROSPECTUS FOR EACH FUND. THE INFORMATION PRESENTED, INCLUDING ANY EXPENSE REIMBURSEMENT ARRANGEMENTS, IS BASED ON PUBLICLY-AVAILABLE INFORMATION AND IS QUALIFIED IN ITS ENTIRETY BY THE THEN CURRENT PROSPECTUS FOR EACH UNDERLYING FUND. THESE EXPENSES MAY VARY FROM YEAR TO YEAR.


                       ANNUAL FUND OPERATING EXPENSES
                          AS OF THE FUND'S YEAR END

                (As a percentage of average daily net assets)



                                                   DISTRIBUTION              ACQUIRED      TOTAL       CONTRACTUAL    TOTAL ANNUAL
                                                      AND/OR                   FUND       ANNUAL       FEE WAIVER    FUND OPERATING
                                     MANAGEMENT   SERVICE (12B-1)    OTHER   FEES AND    OPERATING   AND/OR EXPENSE  EXPENSES AFTER
UNDERLYING FUND:                        FEES           FEES        EXPENSES  EXPENSES    EXPENSES     REIMBURSEMENT    FEE WAIVER
-----------------------------------------------------------------------------------------------------------------------------------
AB International
   Value Fund -- Class A              0.750%          0.250%        0.420%      N/A      1.420%           N/A           1.420%
-----------------------------------------------------------------------------------------------------------------------------------
American Century Prime Money
   Market Fund -- Class A             0.570%          0.250%        0.010%      N/A      0.830%           N/A           0.830%
-----------------------------------------------------------------------------------------------------------------------------------
American Century U.S. Government
   Money Market Fund -- Class A       0.450%          0.250%        0.010%      N/A      0.710%           N/A           0.710%
-----------------------------------------------------------------------------------------------------------------------------------
American Funds The Growth Fund
   of America(R) -- Class R3          0.270%          0.500%        0.210%      N/A      0.980%           N/A           0.980%
-----------------------------------------------------------------------------------------------------------------------------------
BlackRock LifePath(R) 2020 Fund --
   Investor A Shares                  0.350%          0.250%        0.360%    0.280%     1.240%         0.310%          0.930%
-----------------------------------------------------------------------------------------------------------------------------------


                                                           DISTRIBUTION               ACQUIRED       TOTAL       CONTRACTUAL
                                                              AND/OR                    FUND        ANNUAL       FEE WAIVER
                                           MANAGEMENT     SERVICE (12B-1)    OTHER    FEES AND     OPERATING   AND/OR EXPENSE
UNDERLYING FUND:                              FEES             FEES        EXPENSES   EXPENSES     EXPENSES     REIMBURSEMENT
------------------------------------------------------------------------------------------------------------------------------------
BlackRock LifePath(R) 2030 Fund --
   Investor A Shares                         0.350%          0.250%         0.360%     0.280%      1.240%          0.310%
------------------------------------------------------------------------------------------------------------------------------------
BlackRock LifePath(R) 2040 Fund --
   Investor A Shares                         0.350%          0.250%         0.360%     0.280%      1.240%          0.310%
------------------------------------------------------------------------------------------------------------------------------------
BlackRock LifePath(R) Retirement Fund --
   Investor A Shares                         0.350%          0.250%         0.360%     0.270%      1.230%          0.310%
------------------------------------------------------------------------------------------------------------------------------------
Calvert Equity Portfolio -- Class A          0.610%          0.250%         0.190%     0.020%      1.070%            N/A
------------------------------------------------------------------------------------------------------------------------------------
Goldman Sachs Mid Cap Value
   Fund -- Class A                           0.680%          0.250%         0.210%     0.010%      1.150%            N/A
------------------------------------------------------------------------------------------------------------------------------------
Hotchkis and Wiley Large Cap
   Value Fund -- Class A                     0.750%          0.250%         0.240%       N/A       1.240%            N/A
------------------------------------------------------------------------------------------------------------------------------------
Invesco Comstock Fund -- Class A             0.370%          0.250%         0.210%     0.010%      0.840%          0.010%
------------------------------------------------------------------------------------------------------------------------------------
Invesco Equity and Income Fund --
   Class A                                   0.350%          0.250%         0.200%     0.010%      0.810%          0.010%
------------------------------------------------------------------------------------------------------------------------------------
Lord Abbett Value Opportunities
   Fund -- Class A                           0.700%          0.250%         0.220%       N/A       1.170%            N/A
------------------------------------------------------------------------------------------------------------------------------------
PIMCO Total Return Fund --
   Class A                                   0.600%          0.250%           N/A        N/A       0.850%            N/A
------------------------------------------------------------------------------------------------------------------------------------
Victory Diversified Stock Fund --
   Class A                                   0.630%          0.250%         0.210%       N/A       1.090%            N/A
------------------------------------------------------------------------------------------------------------------------------------
THE HARTFORD MUTUAL FUNDS II, INC.
------------------------------------------------------------------------------------------------------------------------------------
The Hartford Growth
   Opportunities Fund -- Class A             0.710%          0.250%         0.160%       N/A       1.120%            N/A
------------------------------------------------------------------------------------------------------------------------------------
The Hartford Small Cap
   Growth Fund -- Class A                    0.710%          0.250%         0.250%     0.010%      1.220%            N/A
------------------------------------------------------------------------------------------------------------------------------------
THE HARTFORD MUTUAL FUNDS, INC.
------------------------------------------------------------------------------------------------------------------------------------
Hartford Global Equity
   Income Fund -- Class A                    0.750%          0.250%         0.330%       N/A       1.330%          0.080%
------------------------------------------------------------------------------------------------------------------------------------
The Hartford Balanced Fund --
   Class A                                   0.670%          0.250%         0.230%       N/A       1.150%            N/A
------------------------------------------------------------------------------------------------------------------------------------
The Hartford Capital Appreciation
   Fund -- Class A                           0.660%          0.250%         0.180%       N/A       1.090%            N/A
------------------------------------------------------------------------------------------------------------------------------------
The Hartford Dividend and Growth
   Fund -- Class A                           0.610%          0.250%         0.160%       N/A       1.020%            N/A
------------------------------------------------------------------------------------------------------------------------------------
The Hartford Healthcare Fund --
   Class A                                   0.850%          0.250%         0.180%     0.010%      1.290%            N/A
------------------------------------------------------------------------------------------------------------------------------------
The Hartford International
   Opportunities Fund -- Class A             0.680%          0.250%         0.260%     0.010%      1.200%            N/A
------------------------------------------------------------------------------------------------------------------------------------
The Hartford Small
   Company Fund -- Class A                   0.790%          0.250%         0.300%     0.010%      1.350%            N/A
------------------------------------------------------------------------------------------------------------------------------------


                                            TOTAL ANNUAL
                                           FUND OPERATING
                                           EXPENSES AFTER
UNDERLYING FUND:                             FEE WAIVER
------------------------------------------------------------------------------------------------------------------------------------
BlackRock LifePath(R) 2030 Fund --
   Investor A Shares                           0.930%
------------------------------------------------------------------------------------------------------------------------------------
BlackRock LifePath(R) 2040 Fund --
   Investor A Shares                           0.930%
------------------------------------------------------------------------------------------------------------------------------------
BlackRock LifePath(R) Retirement Fund --
   Investor A Shares                           0.920%
------------------------------------------------------------------------------------------------------------------------------------
Calvert Equity Portfolio -- Class A            1.070%
------------------------------------------------------------------------------------------------------------------------------------
Goldman Sachs Mid Cap Value
   Fund -- Class A                             1.150%
------------------------------------------------------------------------------------------------------------------------------------
Hotchkis and Wiley Large Cap
   Value Fund -- Class A                       1.240%(1)
------------------------------------------------------------------------------------------------------------------------------------
Invesco Comstock Fund -- Class A               0.830%
------------------------------------------------------------------------------------------------------------------------------------
Invesco Equity and Income Fund --
   Class A                                     0.800%
------------------------------------------------------------------------------------------------------------------------------------
Lord Abbett Value Opportunities
   Fund -- Class A                             1.170%
------------------------------------------------------------------------------------------------------------------------------------
PIMCO Total Return Fund --
   Class A                                     0.850%
------------------------------------------------------------------------------------------------------------------------------------
Victory Diversified Stock Fund --
   Class A                                     1.090%(2)
------------------------------------------------------------------------------------------------------------------------------------
THE HARTFORD MUTUAL FUNDS II, INC.
------------------------------------------------------------------------------------------------------------------------------------
The Hartford Growth
   Opportunities Fund -- Class A               1.120%(3)
------------------------------------------------------------------------------------------------------------------------------------
The Hartford Small Cap
   Growth Fund -- Class A                      1.220%(3)
------------------------------------------------------------------------------------------------------------------------------------
THE HARTFORD MUTUAL FUNDS, INC.
------------------------------------------------------------------------------------------------------------------------------------
Hartford Global Equity
   Income Fund -- Class A                      1.250%(3)
------------------------------------------------------------------------------------------------------------------------------------
The Hartford Balanced Fund --
   Class A                                     1.150%(3)
------------------------------------------------------------------------------------------------------------------------------------
The Hartford Capital Appreciation
   Fund -- Class A                             1.090%(3)
------------------------------------------------------------------------------------------------------------------------------------
The Hartford Dividend and Growth
   Fund -- Class A                             1.020%(3)
------------------------------------------------------------------------------------------------------------------------------------
The Hartford Healthcare Fund --
   Class A                                     1.290%(3)
------------------------------------------------------------------------------------------------------------------------------------
The Hartford International
   Opportunities Fund -- Class A               1.200%(3)
------------------------------------------------------------------------------------------------------------------------------------
The Hartford Small
   Company Fund -- Class A                     1.350%(3)
------------------------------------------------------------------------------------------------------------------------------------



NOTES



(1) For its services under the advisory agreement, the Advisor is entitled to receive an annual management fee for the Large Cap Value Fund as follows:


       First $5 billion in assets 0.75% of average net assets


       Next $5 billion in assets 0.65% of average net assets


       Over $10 billion in assets 0.60% of average net assets



(2) Other Expenses include Acquired Fund Fees and Expenses that were less than 0.01%.



(3) The fund operating expenses shown above reflect expense information contained in the fund's prospectus dated March 1, 2016. Any fee waivers and/or expense reimbursements shown above reflect contractual arrangements that will remain in effect until February 28, 2017, after which certain waivers and/or expense reimbursements will be automatically renewed for an additional one-year term unless terminated in accordance with the fund's prospectus. Other certain waivers and/or reimbursements will remain in effect until February 28, 2017 and will terminate thereafter. More detailed information on the fund's fee waiver and/or expense reimbursement arrangements is contained in its prospectus.

EXAMPLE


      THIS EXAMPLE BELOW IS INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE CONTRACT WITH THE COST OF INVESTING IN OTHER VARIABLE CONTRACTS. THE EXAMPLE REFLECTS A DEDUCTION FOR THE HIGHEST TOTAL ANNUAL FUND OPERATING EXPENSES OF THE UNDERLYING FUNDS. THE EXAMPLE DOES NOT REFLECT THE DEDUCTION OF ANY APPLICABLE PREMIUM TAXES, INCOME TAXES OR TAX PENALTIES YOU MAY BE REQUIRED TO PAY IF YOU SURRENDER YOUR CONTRACT.

      THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. IN THE FOLLOWING EXAMPLE TABLE, HARTFORD ASSUMES A PARTICIPANT ACCOUNT VALUE OF $10,000 TO ILLUSTRATE THE CHARGES THAT WOULD BE DEDUCTED.


      THE EXAMPLE ASSUMES THAT YOU INVEST $10,000 IN THE CONTRACT FOR THE TIME PERIODS INDICATED. THE EXAMPLE ALSO ASSUMES THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR AND ASSUMES THE HIGHEST TOTAL ANNUAL FUND OPERATING EXPENSES. ALTHOUGH YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER, BASED ON THESE ASSUMPTIONS, YOUR COSTS WOULD BE:



                                             IF YOU SURRENDER YOUR CONTRACT
CONTRACT OWNER                                AT THE END OF THE APPLICABLE                          IF YOU DO NOT SURRENDER
TRANSACTION EXPENSES                                   TIME PERIOD                                       YOUR CONTRACT
---------------------------------     -------------------------------------------         ------------------------------------------
                                        1 YR.     3 YRS.     5 YRS.       10 YRS.          1 YR.     3 YRS.      5 YRS.      10 YRS.
                                      -------     ------     ------      --------         ------     ------      ------     --------
0.00%............................     $   146     $  452     $  781      $  1,711         $  146     $  452      $  781     $  1,711



CONDENSED FINANCIAL INFORMATION
--------------------------------------------------------------------------------

      When Contributions are credited to your Sub-Accounts, they are converted into Accumulation Units by dividing the amount of your Contributions, minus any Premium Taxes, by the Accumulation Unit value for that day. For more information on how Accumulation Unit values are calculated see "How do I know what my Participant Account is worth?".

AVAILABLE INFORMATION

      We provide information about our financial strength in reports filed with the SEC and state insurance departments. For example, we file annual reports (Form 10-K), quarterly reports (Form 10-Q) and periodic reports (Form 8-K) with the SEC. Forms 10-K and 10-Q include information such as our financial statements, management discussion and analysis of the previous year of operations, risk factors, and other information. Form 8-K reports are used to communicate important developments that are not otherwise disclosed in the other forms described above.

      You may read or copy these reports at the SEC's Public Reference Room at 100 F. Street N.E., Room 1580, Washington, D.C. 20549-2001. You may also obtain reports and other information about us by contacting us using the information stated on the cover page of this Prospectus, visiting our website at www.massmutual.com/govnp or visiting the SEC's website at www.sec.gov. You may also obtain reports and other financial information about us by contacting your state insurance department.

                                   SUMMARY

WHAT ARE THE CONTRACTS?

      The Contracts are group variable funding agreements. They are issued for use as an investment vehicle for:

      - certain employee retirement or welfare benefit plans,

      - plans or programs of governmental entities,

      - the activities of certain organizations exempt from tax under section 501(c) of the Code, or

      - programs of certain institutions with assets in excess of 25 million dollars.

      WE NO LONGER SELL THE CONTRACT. HOWEVER, WE CONTINUE TO ADMINISTER THE CONTRACT AND WE CONTINUE TO ACCEPT CONTRIBUTIONS TO EXISTING CONTRACTS.

WHAT TYPE OF SALES CHARGE WILL I PAY?

      You don't pay a sales charge at the time Contributions are made to the Contract and we don't charge you a Contingent Deferred Sales Charge when you partially or fully Surrender the Contract.

WHAT CHARGES WILL I PAY ON AN ANNUAL BASIS?

      You pay the following charges each year:

      - ANNUAL FUND OPERATING EXPENSES -- These are charges for the Funds. See the Annual Fund Operating Expenses table for more complete information and the underlying Fund's prospectuses.

IS THERE A DEDUCTION FOR PREMIUM TAXES?

      We currently do not deduct for the payment of any Premium Taxes levied against us by a state or other government entity. We reserve the right to deduct Premium Taxes imposed on us and required by a state or other government entity. Premium Tax rates vary by state or municipality and currently ranges from 0% - 3.5%.

CAN I WITHDRAW MONEY FROM THE CONTRACT?

      The Contract Owner can withdraw all or part of the amounts invested under the Contract at any time. We call withdrawals from the Contract "Surrenders."

      -    We pay Surrenders under the available Settlement Options.

WHAT ARE THE AVAILABLE SETTLEMENT OPTIONS?

      We call the available forms of payment in which you can take a Surrender "Settlement Options." We will pay Surrenders according to the Settlement Option that you choose. The following Settlement Options are available:

      - Payment in a single sum.

      - Installment payments for a designated period. The frequency of payments and the length of the designated period are determined by mutual agreement between you and us.



                       PERFORMANCE RELATED INFORMATION

      The Separate Account may advertise certain performance related information concerning its Sub-Accounts. Performance information about a Sub-Account is based on the Sub-Account's past performance only and is no indication of future performance. The Funds available through this Separate Account are retail mutual funds that publish performance related information in newspapers, magazines, the internet and other media. Performance information published by a retail mutual fund will be the same as the performance published by the Separate Account when there are no fees or expenses charged by the Separate Account.

      When a Sub-Account advertises its STANDARDIZED TOTAL RETURN, it will usually be calculated from the date of the Sub-Account's inception into the Separate Account for one year, five years, and ten years or some other relevant periods if the Sub-Account has not been in existence for at least ten years. Total return is measured by comparing the value of an investment in the Sub-Account at the beginning of the relevant period to the value of the investment at the end of the period. Total return calculations reflect a deduction for Total Fund Operating Expenses.

      A Separate Account may also advertise NON-STANDARD TOTAL RETURNS THAT PRE-DATE THE INCEPTION DATE OF THE SEPARATE ACCOUNT. These non-standardized total returns are calculated by assuming that the Sub-Accounts have been in existence for the same periods as the underlying Funds. This figure will usually be calculated for one year, five years, and ten years or other periods. Non-standardized total return calculations reflect a deduction for Total Fund Operating Expenses.

      If applicable, a Sub-Account may advertise YIELD IN ADDITION TO TOTAL RETURN. The yield will be computed in the following manner: the net investment income per unit earned during a recent 30 day period is divided by the unit value on the last day of the period.

      A money market Sub-Account may advertise YIELD AND EFFECTIVE YIELD. The yield of the Sub-Account is based upon the income earned by the Sub-Account over a seven-day period and then annualized, i.e. the income earned in the period is assumed to be earned every seven days over a 52-week period and stated as a percentage of the investment. Effective yield is calculated similarly but when annualized, the income earned by the investment is assumed to be reinvested in Sub-Account units and thus compounded in the course of a 52-week period.

      We may provide information on various topics to Contract Owners and prospective Contract Owners in advertising, sales literature or other materials. These topics may include the relationship between sectors of the economy and the economy as a whole and its effect on various securities markets, investment strategies and techniques (such as value investing, dollar cost averaging and asset allocation), the advantages and disadvantages of investing in tax-deferred and taxable arrangements, customer profiles and hypothetical purchase scenarios, financial management and tax and retirement planning, and other investment alternatives, including comparisons between the Contracts and the characteristics of and market for such alternatives.



                       HARTFORD LIFE INSURANCE COMPANY


      Hartford Life Insurance Company ("Hartford") is a stock life insurance company engaged in the business of writing life insurance and annuities, both individual and group, in every state as well as the District of Columbia. We were originally incorporated under the laws of Massachusetts on June 5, 1902, and subsequently redomiciled to Connecticut. Our offices are located in Hartford, Connecticut; however, our mailing address is P.O. Box 1583, Hartford, CT 06144-1583. We are ultimately controlled by The Hartford Financial Services Group, Inc., one of the largest financial service providers in the United States.


      On January 1, 2013, Hartford entered into a reinsurance agreement with Massachusetts Mutual Life Insurance Company ("MassMutual") to re-insure the obligations of Hartford under the Contracts and to provide administration of the Contracts.



                            THE SEPARATE ACCOUNT

      We set aside and invest assets of some of our annuity contracts, including this Contract in the Separate Account. The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940. This registration does not involve supervision by the SEC of the management or the investment practices of the Separate Account or Hartford. The Separate Account meets the definition of "separate account" under federal securities law. The Separate Account holds only assets for variable funding agreements. The Separate Account:

      - Holds assets for the benefit of Contract Owners, and the persons entitled to the payments described in the Contract.

      - Is not subject to the liabilities arising out of any other business Hartford may conduct. The General Account is subject to the Company's claims-paying ability. Investors must look to the strength of the insurance company with regard to insurance company guarantees. Our ability to honor all guarantees under the Contract is subject to our claims-paying capabilities and/or financial strength.

      - Is not affected by the rate of return of Hartford's General Account or by the investment performance of any of Hartford's other separate accounts.

      - May be subject to liabilities from a Sub-Account of the Separate Account that holds assets of other contracts offered by the Separate Account which are not described in this Prospectus.

      - Is credited with income and gains, and takes losses, whether or not realized, from the assets it holds.

     WE DO NOT GUARANTEE THE INVESTMENT RESULTS OF THE SEPARATE ACCOUNT. THERE IS NO ASSURANCE THAT THE VALUE OF YOUR PARTICIPANT ACCOUNT WILL EQUAL THE TOTAL OF THE CONTRIBUTIONS MADE TO YOUR PARTICIPANT ACCOUNT.

     Separate Account Twelve was established on September 15, 2003.


                                  THE FUNDS

     The Separate Account is divided into "Sub-Accounts." Each Sub-Account invests in an underlying Fund. You choose the Funds that fit your investment goals and risk tolerance. Each Fund has its own investment objective, so each Fund is subject to different risks and expenses. For more complete information about each Fund, including risks and expenses, call us at 1-800-528-9009 to obtain each underlying Fund's prospectus. Before investing, you should carefully read each underlying Fund's prospectus along with this Prospectus.

     We do not guarantee the investment results of any of the underlying Funds. THE FUNDS MAY NOT BE AVAILABLE IN ALL STATES OR IN ALL CONTRACTS.

     THE FUNDS ARE RETAIL MUTUAL FUNDS THAT ARE ALSO DIRECTLY AVAILABLE TO THE PUBLIC WITHOUT A SEPARATE ACCOUNT. IF YOU WERE TO PURCHASE THESE FUNDS DIRECTLY FROM A BROKER OR MUTUAL FUND COMPANY, YOU WOULD NOT INCUR THE EXPENSES OF THE SEPARATE ACCOUNT.


                                                      INVESTMENT                                INVESTMENT
SUB-ACCOUNT                                        OBJECTIVE SUMMARY                        ADVISER/SUB-ADVISER
-----------------------------------------------------------------------------------------------------------------------
RETAIL MUTUAL FUNDS:
-----------------------------------------------------------------------------------------------------------------------
   AB International Value Fund --        Long-term growth of capital               ABIS - AllianceBernstein Investor
     Class A                                                                       Services, Inc.

-----------------------------------------------------------------------------------------------------------------------
   American Century Prime Money          The fund seeks to earn the highest level  American Century Investment
     Market Fund -- Class A+             of current income while preserving the    Management, Inc.
                                         value of your investment

        THE SUB-ACCOUNT IS CLOSED TO NEW PLANS/PARTICIPANTS EFFECTIVE, 5/1/16. THE SUB-ACCOUNT WILL CLOSE TO ALL
        NEW AND SUBSEQUENT CONTRIBUTIONS AND TRANSFERS OF PARTICIPANT ACCOUNT VALUES, EFFECTIVE 8/25/16.
-----------------------------------------------------------------------------------------------------------------------
   American Century U.S.                 Seeks current income while                American Century Investment
     Government Money Market             maintaining liquidity and preserving      Management, Inc.
     Fund -- Class A+                    capital.

-----------------------------------------------------------------------------------------------------------------------
   American Funds The Growth Fund        Seeks to provide growth of capital.       Capital Research and Management
     of America(R)  -- Class R3                                                    Company

        CLOSED TO CONTRACTS ISSUED ON OR ABOUT 5/11/2007.
-----------------------------------------------------------------------------------------------------------------------
   BlackRock LifePath(R) 2020 Fund --    To seek to provide for retirement         BlackRock Fund Advisors
     Investor A Shares                   outcomes based on quantitatively
                                         measured risk.

-----------------------------------------------------------------------------------------------------------------------
   BlackRock LifePath(R) 2030 Fund --    To seek to provide for retirement         BlackRock Fund Advisors
     Investor A Shares                   outcomes based on quantitatively
                                         measured risk.

-----------------------------------------------------------------------------------------------------------------------
   BlackRock LifePath(R) 2040 Fund --    To seek to provide for retirement         BlackRock Fund Advisors
     Investor A Shares                   outcomes based on quantitatively
                                         measured risk.

-----------------------------------------------------------------------------------------------------------------------
   BlackRock LifePath(R) Retirement      To seek to provide for retirement         BlackRock Fund Advisors
     Fund -- Investor A Shares           outcomes based on quantitatively
                                         measured risk.

-----------------------------------------------------------------------------------------------------------------------
   Calvert Equity Portfolio -- Class A   Seeks growth of capital through           Calvert Investment Management Inc.
                                         investment in stocks of issuers in        Sub-advised by Atlanta Capital
                                         industries believed to offer              Management Company, LLC.
                                         opportunities for potential capital
                                         appreciation and which meet the
                                         Fund's investment criteria including
                                         financial, sustainability and social
                                         responsibility factors

-----------------------------------------------------------------------------------------------------------------------

                                                      INVESTMENT                                  INVESTMENT
SUB-ACCOUNT                                        OBJECTIVE SUMMARY                          ADVISER/SUB-ADVISER
-------------------------------------------------------------------------------------------------------------------------
   Goldman Sachs Mid Cap Value           Seeks long-term capital appreciation.       Goldman Sachs Asset Management,
     Fund--Class A                                                                   L.P.

-------------------------------------------------------------------------------------------------------------------------
   Hotchkis and Wiley Large Cap          Current income and long-term growth         Hotchkis and Wiley Capital
     Value Fund--Class A                 of income, as well as capital appreciation  Management, LLC

-------------------------------------------------------------------------------------------------------------------------
   Invesco Comstock Fund--Class A        Seeks capital growth and income.            Invesco Advisers, Inc.

-------------------------------------------------------------------------------------------------------------------------
   Invesco Equity and Income             Seeks current income and secondly           Invesco Advisers, Inc.
     Fund--Class A                       capital appreciation.

-------------------------------------------------------------------------------------------------------------------------
   Lord Abbett Value Opportunities       Seeks long-term capital appreciation.       Lord, Abbett & Co. LLC
     Fund--Class A

-------------------------------------------------------------------------------------------------------------------------
   PIMCO Total Return Fund--Class A      Seeks maximum total return,                 Pacific Investment Management
                                         consistent with preservation of capital     Company LLC
                                         and prudent investment management

-------------------------------------------------------------------------------------------------------------------------
   Victory Diversified Stock Fund --     Provide long-term growth of capital         Victory Capital Management Inc.
     Class A

-------------------------------------------------------------------------------------------------------------------------
THE HARTFORD MUTUAL FUNDS II, INC.
-------------------------------------------------------------------------------------------------------------------------
   The Hartford Growth                   Seeks capital appreciation.                 Hartford Funds Management
     Opportunities Fund -- Class A                                                   Company, LLC
                                                                                     Sub-advised by Wellington
                                                                                     Management Company, LLP

        FORMERLY HARTFORD GROWTH OPPORTUNITIES FUND -- CLASS A
-------------------------------------------------------------------------------------------------------------------------
   The Hartford Small Cap Growth         Seeks long-term capital appreciation        Hartford Funds Management
     Fund -- Class A                                                                 Company, LLC
                                                                                     Sub-advised by Wellington
                                                                                     Management Company, LLP

        FORMERLY HARTFORD SMALLCAP GROWTH FUND -- CLASS A
-------------------------------------------------------------------------------------------------------------------------
THE HARTFORD MUTUAL FUNDS, INC.
-------------------------------------------------------------------------------------------------------------------------
   Hartford Global Equity Income         Seeks a high level of current income        Hartford Funds Management
     Fund -- Class A                     consistent with growth of capital.          Company, LLC
                                                                                     Sub-advised by Wellington
                                                                                     Management Company, LLP

-------------------------------------------------------------------------------------------------------------------------
   The Hartford Balanced Fund --         Seeks long-term total return.               Hartford Funds Management
     Class A                                                                         Company, LLC
                                                                                     Sub-advised by Wellington
                                                                                     Management Company, LLP

        FORMERLY HARTFORD BALANCED FUND -- CLASS A
-------------------------------------------------------------------------------------------------------------------------
   The Hartford Capital Appreciation     Seeks growth of capital.                    Hartford Funds Management
     Fund -- Class A                                                                 Company, LLC
                                                                                     Sub-advised by Wellington
                                                                                     Management Company, LLP

        FORMERLY HARTFORD CAPITAL APPRECIATION FUND -- CLASS A
-------------------------------------------------------------------------------------------------------------------------
   The Hartford Dividend and Growth      Seeks a high level of current income        Hartford Funds Management
     Fund -- Class A                     consistent with growth of capital.          Company, LLC
                                                                                     Sub-advised by Wellington
                                                                                     Management Company, LLP

        FORMERLY HARTFORD DIVIDEND AND GROWTH FUND -- CLASS A
-------------------------------------------------------------------------------------------------------------------------
   The Hartford Healthcare Fund --       Seeks long-term capital appreciation        Hartford Funds Management
     Class A                                                                         Company, LLC
                                                                                     Sub-advised by Wellington
                                                                                     Management Company, LLP

        FORMERLY HARTFORD HEALTHCARE FUND -- CLASS A
        CLOSED TO CONTRACTS ISSUED ON OR ABOUT 5/1/2006.
-------------------------------------------------------------------------------------------------------------------------

                                                      INVESTMENT                                INVESTMENT
SUB-ACCOUNT                                        OBJECTIVE SUMMARY                        ADVISER/SUB-ADVISER
----------------------------------------------------------------------------------------------------------------
   The Hartford International            Seeks long-term growth of capital         Hartford Funds Management
     Opportunities Fund -- Class A                                                 Company, LLC
                                                                                   Sub-advised by Wellington
                                                                                   Management Company, LLP

        FORMERLY HARTFORD INTERNATIONAL OPPORTUNITIES FUND -- CLASS A
----------------------------------------------------------------------------------------------------------------
   The Hartford Small Company            Seeks growth of capital                   Hartford Funds Management
     Fund -- Class A                                                               Company, LLC
                                                                                   Sub-advised by Wellington
                                                                                   Management Company, LLP

        FORMERLY HARTFORD SMALL COMPANY FUND -- CLASS A
----------------------------------------------------------------------------------------------------------------


NOTES

+ In a low interest rate environment, yields for money market Sub-Accounts, after deduction of Contract charges, may be negative even though the underlying Fund's yield, before deducting for such charges, is positive. If you allocate a portion of your Participant Account value to a money market Sub-Account or participate in an Asset Allocation Program where Participant Account value is allocated to a money market Sub-Account, that portion of the value of your Participant Account value may decrease in value.

      VOTING RIGHTS: We are the legal owners of all Fund shares held in the Separate Account and we have the right to vote at the Fund's shareholder meetings. To the extent required by federal securities laws or regulations, we will:

      - Notify the Contract Owner of any Fund shareholders' meeting if the shares held for the Contract may be voted;

      - Send proxy materials and a form of instructions to the Contract Owner that may be used to tell us how to vote the Fund shares held for the Contract;

      - Arrange for the handling and tallying of proxies received from Contract Owners;

      - Vote all Fund shares attributable to a Contract according to instructions received from the Contract Owner; and

      - Vote all Fund shares for which no voting instructions are received in the same proportion as shares for which instructions have been received.

      Voting all Fund shares for which no voting instructions are received in the same proportion as shares for which voting instructions have been received may result in a small number of Contract Owners determining the outcome of a proposal subject to a shareholder vote.

      If any federal securities laws or regulations, or their present interpretation, change to permit us to vote Fund shares on our own, we may decide to do so. Contract Owners may attend any shareholder meeting at which shares held for their Contract may be voted.

      SUBSTITUTIONS, ADDITIONS, OR DELETIONS OF FUNDS -- We may, subject to any applicable law, make certain changes to the Funds offered under your Contract. We may, in our sole discretion, establish new Funds. New Funds will be made available to existing Contract Owners as we determine appropriate. We may also close one or more Funds to additional Contributions or transfers from existing Sub-Accounts.

      We may eliminate the shares of any of the Funds from the Contract for any reason and we may substitute shares of another registered investment company for the shares of any Fund already purchased or to be purchased in the future by the Separate Account. To the extent required by the Investment Company Act of 1940 (the "1940 Act"), substitutions of shares attributable to your interest in a Fund will not be made until we have the approval of the Commission and we have notified you of the change.

      In the event of any substitution or change, we may, by appropriate endorsement, make any changes in the Contract necessary or appropriate to reflect the substitution or change. If we decide that it is in the best interest of the Contract Owners, the Separate Account may be operated as a management company under the 1940 Act or any other form permitted by law, may be de-registered under the 1940 Act in the event such registration is no longer required, or may be combined with one or more other Separate Accounts.

      FEES AND PAYMENTS RECEIVED BY HARTFORD FROM THE FUND FAMILIES: On January 1, 2013, Hartford entered into a reinsurance agreement with Massachusetts Mutual Life Insurance Company ("MassMutual") to reinsure the obligations of Hartford under the Contracts and to provide all of the administrative services necessary to support the Contracts. In this role, MassMutual receives all charges, fees, payments and compensation described in this Prospectus as payable to Hartford for the services provided in respect of the Contracts. Additionally, MassMutual and its affiliates are responsible for marketing and selling the Contracts and for paying sales commissions and other compensation to financial intermediaries for sales and marketing activities related to the Contracts. We want you to know that Hartford receives substantial fees and payments with respect to the underlying Funds that are offered as Sub-Accounts to your plan through the Contract. These types of fees and payments are sometimes called "revenue sharing" payments. We consider these fees and payments, among a number of other factors, when deciding to include a fund to the menu of Funds that we offer through the Contract. All of the underlying Funds on the overall menu make payments to Hartford or an affiliate. We receive these fees and payments under agreements between Hartford and the principal underwriters, transfer agents, investment advisers and/or other entities related to the Funds in amounts up to 0.75% of assets invested in a fund. These fees and payments may include asset based sales compensation and service fees under distribution and/or servicing plans adopted by funds pursuant to Rule 12b-1 under the Investment Company Act of 1940. These fees and payments may also include administrative service fees and additional payments, expense reimbursements and other compensation. MassMutual expects to make a profit on the amount of the fees and payments that exceed MassMutual's own expenses, including our expenses of paying compensation to broker-dealers, financial institutions and other persons for selling the Contracts.

      We also want you to understand that not all fund families pay the same amount of fees and compensation to us and not all Funds pay according to the same formula. Because of this, the amount of the fees and payments received by Hartford varies by Fund and Hartford may receive greater or less fees and payments depending on which variable investment options your plan selects.

      For Example:

           As one of its selected investment options in its Contract, the Any Company Retirement Plan maintains an average balance of $100,000 in an investment option investing in shares of a hypothetical mutual fund during the year. If the Fund's principal underwriter pays Hartford a Rule 12b-1 fee at a rate of 0.50% of assets annually, and the Fund's transfer agent pays Hartford an administrative service fee at a rate of 0.25% of assets annually, Hartford would receive $500 in 12b-1 fees and $250 in administrative service fees, for a total of $750 for that year due to the plan's investment in the Fund.

           If the plan maintained an average balance of $100,000 in an investment option investing in a different Fund during the year where that Fund's principal underwriter pays Hartford a Rule 12b-1 fee at a rate of 0.25% of assets annually, and the Fund's transfer agent pays Hartford an administrative services fee at a rate of $12 per plan Participant Account invested in the investment option investing in the Fund, and there are 20 participants with an account balance invested in that investment option, Hartford would receive $250 in 12b-1 fees and $240 in administrative service fees, for a total of $490 for that year due to the plan's investment in the Fund.

      You should also know that the principal underwriters of certain funds have chosen to offer for sale, and Hartford has selected fund share classes with asset based sales charges and/or service fees that may or may not be higher than other available share classes of the same fund. As a result of any higher asset based fees and charges paid by investors in such share classes, the amount of fees and payments that might otherwise need to be paid by such fund principal underwriters or their affiliates to Hartford would decrease.

      Some of the Sub-Accounts available in the Contract invest in funds that are part of our own and MassMutual affiliated family of funds. In addition to any fees and payments Hartford and MassMutual may receive with respect to those funds, one or more of our and MassMutual affiliates receives compensation from the Funds, including among other things a management fee and 12b-1 fees from the Funds.

      For information on which underlying Funds pay Hartford such fees and at what level, please visit our website at www.massmutual.com/govnp or call 1-800-528-9009. Written information will be provided upon request.


      ENDORSEMENT FEES PAID BY HARTFORD: MassMutual, as administrator for the Hartford Contracts pays fees to the National Association of Police Organizations in exchange for an endorsement. As part of the endorsement, MassMutual is invited to participate in various programs, conferences and meetings offered through the organization in order to allow MassMutual to market its products and services.


      For additional information on the amount of fees and payments made by MassMutual, as administrator for the Hartford Contracts, please call 1-800-528-9009. Written information will be provided upon request.

                           GENERAL ACCOUNT OPTION

     IMPORTANT INFORMATION YOU SHOULD KNOW: THE PORTION OF THE CONTRACT RELATING TO THE GENERAL ACCOUNT OPTION IS NOT REGISTERED UNDER THE SECURITIES ACT OF 1933 ("1933 ACT") AND THE GENERAL ACCOUNT OPTION IS NOT REGISTERED AS AN INVESTMENT COMPANY UNDER THE INVESTMENT COMPANY ACT OF 1940 ("1940 ACT"). NEITHER THE GENERAL ACCOUNT OPTION NOR ANY INTEREST IN THE GENERAL ACCOUNT OPTION IS SUBJECT TO THE PROVISIONS OR RESTRICTIONS OF THE 1933 ACT OR THE 1940 ACT, AND THE STAFF OF THE SECURITIES AND EXCHANGE COMMISSION HAS NOT REVIEWED THE DISCLOSURE REGARDING THE GENERAL ACCOUNT OPTION.

     The General Account option is part of our General Account that includes our company assets. Contributions and Contract values allocated to the General Account are available to our general creditors.

     DECLARED RATE OF INTEREST: We credit interest on Contributions made to the General Account at a rate we declare for any period of time that we determine. We may change the declared interest rate from time to time at our discretion.

     GUARANTEED RATE OF INTEREST: We guarantee a minimum rate of interest. The declared interest rate will not be less than the minimum guaranteed rate of interest.

     SURRENDERS AND TRANSFERS: We generally process Surrenders and transfers from the General Account option within a reasonable period of time after we receive a Surrenders request at our Administrative Office. However, under certain conditions, transfers from the General Account option may be limited or deferred. Surrenders may be subject to a market value adjustment and may be deferred.

     THE GENERAL ACCOUNT IS SUBJECT TO THE COMPANY'S CLAIMS-PAYING ABILITY. INVESTORS MUST LOOK TO THE STRENGTH OF THE INSURANCE COMPANY WITH REGARD TO INSURANCE COMPANY GUARANTEES. OUR ABILITY TO HONOR ALL GUARANTEES UNDER THE CONTRACT IS SUBJECT TO OUR CLAIMS-PAYING CAPABILITIES AND/OR FINANCIAL STRENGTH.



                              CONTRACT CHARGES

SALES CHARGES

     We do not assess any sales charges. This means you don't pay a sales charge at the time Contributions are made to the Contract and we don't charge you a contingent deferred sales charge when you partially or fully Surrender the Contract.

PREMIUM TAXES

     We reserve the right to deduct a charge for Premium Tax imposed on us by a state or other governmental entity. Certain states and municipalities impose a Premium Tax. In some cases, Premium Taxes are deducted at the time purchase payments are made; in other cases Premium Tax is assessed at the time of Surrender. We will pay Premium Taxes at the time imposed under applicable law. At our sole discretion, we may deduct Premium Taxes at the time we pay such taxes to the applicable taxing authorities, or at the time the Contract is Surrendered.

CHARGES AGAINST THE FUNDS

     The Separate Account purchases shares of the Funds at net asset value. The net asset value of the Fund reflects investment advisory fees, distribution fees and operating expenses and administrative expenses already deducted from the assets of the Funds. These charges are described in the underlying Funds' prospectuses.

PLAN RELATED EXPENSES

     The Contract Owner may direct us to deduct amounts from the assets under a Contract to pay certain administrative expenses or other Plan related expenses including, but not limited to, fees to consultants, auditors, counsel, Hartford and other Plan service providers. We will deduct and pay such amounts to the Contract Owner or as directed by the Contract Owner.

                                THE CONTRACTS

THE CONTRACTS OFFERED

      The Contracts are group variable funding agreements. They are issued for use as an investment vehicle for:

      - certain employee retirement or welfare benefit plans,

      - plans or programs of governmental entities,

      - the activities of certain organizations exempt from tax under section 501(c) of the Code, or

      - programs of certain institutions with assets in excess of 25 million dollars.

      The Contracts invest in publicly available Funds through the Separate Account. The Contracts provide no additional tax benefits and do not provide tax deferral with respect to any earnings of the underlying Funds.

      It is important that you notify us if you change your address. If your mail is returned to us, we are likely to suspend future mailings until an updated address is obtained. In addition, we may rely on a third party, including the U.S. Postal Service, to update your current address. Failure to give us a current address may result in payments due and payable on your Participant Account being considered abandoned property under state law (unless preempted by ERISA), and remitted to the applicable state.

PRICING AND CREDITING OF CONTRIBUTIONS

      We credit initial Contributions to a Participant Account within two Valuation Days of our receipt of a properly completed application or an order request and the initial Contribution at our Administrative Office.

      If the application or other information accompanying the initial Contribution is incomplete when received, we will hold the money in a non-interest bearing account for up to five Valuation Days while we try to obtain complete information. If we cannot obtain the information within five Valuation Days, we will either return the Contribution and explain why it could not be processed or keep the Contribution if you authorize us to keep it until the necessary information is provided.

      Subsequent Contributions to a Participant Account that are received prior to the close of the New York Stock Exchange will be invested on the same Valuation Day. Subsequent Contributions to a Participant Account that are received on a Non-Valuation Day or after the close of the New York Stock Exchange will be invested on the next Valuation Day.


      MAY I MAKE CHANGES IN THE AMOUNTS OF MY CONTRIBUTION?

      Yes. If the plan adopted by the Contract Owner so provides, the Contract permits the allocation of Contributions in multiples of 1% among the Sub-Accounts. The minimum amount that may be allocated to any Sub-Account shall not be less than $10. Such changes must be requested in the form and manner prescribed by us.


      CAN YOU TRANSFER FROM ONE SUB-ACCOUNT TO ANOTHER?

      During those phases of your Contract when transfers are permissible, you may make transfers between Sub-Accounts according to the following policies and procedures, as they may be amended from time to time.


      WHAT IS A SUB-ACCOUNT TRANSFER?

      A Sub-Account transfer is a transaction requested by you that involves reallocating part or all of your Participant Account value among the Funds available in your Contract. Your transfer request will be processed as of the end of the Valuation Day that it is received in good order. Otherwise, your request will be processed on the following Valuation Day. We will send you a confirmation when we process your transfer. You are responsible for verifying transfer confirmations and promptly reporting any inaccuracy or discrepancy to us and your Registered Representative. Any oral communication should be re-confirmed in writing.


      WHAT HAPPENS WHEN YOU REQUEST A SUB-ACCOUNT TRANSFER?

      Many Participants request Sub-Account transfers. Some request transfers into (purchases) a particular Sub-Account, and others request transfers out of (redemptions) a particular Sub-Account. In addition, some Participants allocate Contributions to Sub-Accounts, and others request Surrenders. We combine all the daily requests to transfer out of a Sub-Account along with all Surrenders from that Sub-Account and determine how many shares of that Fund we would need to sell to satisfy all Participants' "transfer-out" requests. At the same time, we also combine all the daily requests to transfer into a particular Sub-Account or Contributions allocated to that Sub-Account and determine how many shares of that Fund we would need to buy to satisfy all Participants' "transfer-in" requests.

      In addition, many of the Funds that are available as investment options in our variable annuity products are also available as investment options in variable life insurance policies, retirement plans, funding agreements and other products offered by us or our affiliates. Each day, investors and participants in these other products engage in similar transfer transactions.

      We take advantage of our size and available technology to combine sales of a particular Fund for many of the variable annuities, variable life insurance policies, retirement plans, funding agreements or other products offered by us or our affiliates. We also combine many of the purchases of that particular Sub-Account for many of the products we offer. We then "net" these trades by offsetting purchases against redemptions. Netting trades has no impact on the net asset value of the Fund shares that you purchase or sell. This means that we sometimes reallocate shares of a Fund within our accounts rather than buy new shares or sell shares of the Fund.

      For example, if we combine all transfer-out (redemption) requests and Surrenders of a stock fund Sub-Account with all other sales of that Fund from all our other products, we may have to sell $1 million dollars of that Fund on any particular day. However, if other Participants and the owners of other products offered by us, want to transfer-in (purchase) an amount equal to $300,000 of that same Fund, then we would send a sell order to the Fund for $700,000 (a $1 million sell order minus the purchase order of $300,000) rather than making two or more transactions.


      WHAT RESTRICTIONS ARE THERE ON YOUR ABILITY TO MAKE A SUB-ACCOUNT
TRANSFER?

      FIRST, YOU MAY MAKE ONLY ONE SUB-ACCOUNT TRANSFER REQUEST EACH DAY. We limit each Participants to one Sub-Account transfer request each Valuation Day. We count all Sub-Account transfer activity that occurs on any one Valuation Day as one "Sub-Account transfer", however, you cannot transfer the same Participant Account value more than once a Valuation Day.

FOR EXAMPLE:

      - If the only transfer you make on a day is a transfer of $10,000 from one Sub-Account into another Sub-Account, it would count as one Sub-Account transfer.

      - If, however, on a single day you transfer $10,000 out of one Sub-Account into five other Sub-Accounts (dividing the $10,000 among the five other Sub-Accounts however you chose), that day's transfer activity would count as one Sub-Account transfer.

      - Likewise, if on a single day you transferred $10,000 out of one Sub-Account into ten other Sub-Accounts (dividing the $10,000 among the ten other Sub-Account however you chose), that day's transfer activity would count as one Sub-Account transfer.

      - Conversely, if you have $10,000 in Participant Account value distribution among 10 different Sub-Accounts and you request to transfer the Participant Account value in all those Sub-Accounts into one Sub-Account, that would also count as one Sub-Account transfer.

      - However, you cannot transfer the same Participant Account value more than once in one day. That means if you have $10,000 in a money market fund Sub-Account and you transfer all $10,000 into a stock fund Sub-Account, on that same day you could not then transfer the $10,000 out of the stock fund Sub-Account into another Sub-Account.

      SECOND, YOU ARE ALLOWED TO SUBMIT A TOTAL OF 20 SUB-ACCOUNT TRANSFERS EACH CALENDAR YEAR (the "Transfer Rule") by U.S. Mail, Voice Response Unit, internet or telephone. Once you have reached the maximum number of Sub-Account transfers, you may only submit any additional Sub-Account transfer requests and any trade cancellation requests in writing through U.S. Mail or overnight delivery service. In other words, Voice Response Unit, internet or telephone transfer requests will not be honored. We may, but are not obligated to, notify you when you are in jeopardy of approaching these limits. For example, we will send you a letter after your 10th Sub-Account transfer to remind you about the Transfer Rule. After your 20th transfer request, our computer system will not allow you to do another Sub-Account transfer by telephone, Voice Response Unit or via the internet. You will then be instructed to send your Sub-Account transfer request by U.S. Mail or overnight delivery service.

      We may aggregate a Contract Owner's Contracts or a Participant's Participant Accounts for the purposes of enforcing these restrictions.

      The Transfer Rule does not apply to Sub-Account transfers that occur automatically as part of a Company sponsored asset allocation or Dollar Cost Averaging program. Reallocations made based on an underlying Fund merger or liquidation also do not count toward this transfer limit. Restrictions may vary based on state law.

      We make no assurances that the Transfer Rule is or will be effective in detecting or preventing market timing.

      THIRD, POLICIES HAVE BEEN DESIGNED TO RESTRICT EXCESSIVE SUB-ACCOUNT TRANSFERS. You should not purchase or become a Participant under this Contract if you want to make frequent Sub-Account transfers for any reason. In particular, don't purchase or become a Participant under this Contract if you plan to engage in "market timing," which includes frequent transfer activity into and out of the same Fund, or frequent Sub-Account transfers in order to exploit any inefficiencies in the pricing of a Fund. Even if you do not engage in market timing, certain restrictions may be imposed on you, as discussed below:


      FUND TRADING POLICIES

      Generally, you are subject to Fund trading policies, if any. We are obligated to provide, at the Fund's request, tax identification numbers and other shareholder identifying information contained in our records to assist Funds in identifying any pattern or frequency of Sub-Account transfers that may violate their trading policy. In certain instances, we have agreed to serve as a Fund's agent to help monitor compliance with that Fund's trading policy.

      We are obligated to follow each Fund's instructions regarding enforcement of their trading policy. Penalties for violating these policies may include, among other things, temporarily or permanently limiting or banning Sub-Account transfers into a Fund or other funds within that fund complex. We are not authorized to grant exceptions to an underlying Fund's trading policy. Please refer to each Fund's prospectus for more information. transactions that cannot be processed because of Fund trading policies will be considered not in good order.

      In certain circumstances Fund trading policies do not apply or may be limited. For instance:

      - Certain types of financial intermediaries may not be required to provide us with shareholder information.

      - "Excepted funds" such as money market funds and any underlying Fund that affirmatively permits short-term trading of its securities may opt not to adopt this type of policy. This type of policy may not apply to any financial intermediary that a Fund treats as a single investor.

      - A Fund can decide to exempt categories of Contract Owners whose contracts are subject to inconsistent trading restrictions or none at all.

      - Non-shareholder initiated purchases or redemptions may not always be monitored. These include Sub-Account transfers that are executed: (i) automatically pursuant to a company sponsored contractual or systematic program such as transfers of assets as a result of "dollar cost averaging" programs, asset allocation programs, automatic rebalancing programs, annuity payouts, loans, or systematic withdrawal programs;
        (ii) as a result of the payment of a Death Benefit; (iii) as a result of any deduction of charges or fees under a Contract; or (iv) as a result of payments such as loan repayments, scheduled contributions, scheduled withdrawals, surrenders, or retirement plan contributions.

      POSSIBILITY OF UNDETECTED ABUSIVE TRADING OR MARKET TIMING. We may not be able to detect or prevent all abusive trading activities. For instance,

      - Since we net all the purchases and redemptions for a particular Fund for this and many of our other products, transfers by any specific market timer could be inadvertently overlooked.

      - Certain forms of variable annuities and types of Funds may be attractive to market timers. We can not provide assurances that we will be capable of addressing possible abuses in a timely manner.

      - These policies apply only to individuals and entities that own or are Participants under this Contract. However, the Funds that make up the Sub-Accounts of this Contract are available for use with many different variable life insurance policies, variable annuity products and funding agreements, and they are offered directly to certain qualified retirement plans. Some of these products and plans may have different or less restrictive transfer rules or no transfer restrictions at all.

      - In some cases, we are unable to count the number of Sub-Account transfers requested by Participants or enforce the Transfer Rule because we do not keep Participant Account records for a Contract. In those cases, the Participant Account records and Participant Sub-Account transfer information are kept by the Contract Owner or its third party service provider. These Contract Owners and third party service providers may provide us with limited information or no information at all regarding Participant Sub-Account transfers.


      HOW ARE YOU AFFECTED BY FREQUENT SUB-ACCOUNT TRANSFERS?

      We are not responsible for losses or lost investment opportunities associated with the effectuation of these policies. Frequent Sub-Account transfers may result in the dilution of the value of the outstanding securities issued by a Fund as a result of increased transaction costs and lost investment opportunities typically associated with maintaining greater cash positions. This can adversely impact Fund performance and, as a result, the performance of your Participant Account. This may also lower the Death Benefit paid to your Beneficiary or lower annuity payouts for your payee as well as reduce value of other optional benefits available under your Contract.

      Separate Account investors could be prevented from purchasing Fund shares if we reach an impasse on the execution of a Fund's trading instructions. In other words, a Fund complex could refuse to allow new purchases of shares by all our variable product investors if the Fund and we cannot reach a mutually acceptable agreement on how to treat an investor who, in an Fund's opinion, has violated the Fund's trading policy.

      In some cases, we do not have the tax identification number or other identifying information requested by a Fund in our records. In those cases, we rely on the Contract Owner to provide the information. If the Contract Owner does not provide the information, we may be directed by the Fund to restrict the Contract Owner from further purchases of Fund shares. In those cases, all Participants under a plan funded by the Contract will also be precluded from further purchases of Fund shares.


      GENERAL ACCOUNT OPTION TRANSFERS

      You may make transfers out of the General Account Option to the Sub-Accounts, subject to the transfer restrictions discussed below. All transfer allocations must be in whole numbers (e.g., 1%). For Contracts issued or amended on or after May 1, 1992:

      - Transfers of assets presently held in the General Account option, or which were held in the General Account option at any time during the preceding three months, to any account that we determine is a competing account, are prohibited.

      - Similarly, transfers of assets presently held in any account during the preceding three months, that we determine is a competing account, to the General Account option, are prohibited.

      In addition, we may limit the maximum amount transferred or Surrendered from the General Account option under a Participant Account if the amount of any transfer or Surrender from the General Account option, when added to the sum of all transfers and Surrenders from the General Account during the preceding twelve months exceeds 12% of the General Account values twelve months earlier.

      These restrictions apply to all transfers from the General Account Option, including all systematic transfers and Dollar Cost Averaging Programs.

      As a result of these limitations, it may take a longer period of time (i.e., several years) to move Participant Account values in the General Account Option to Sub-Accounts and therefore this may not provide an effective short term defensive strategy.


      TELEPHONE AND INTERNET TRANSFERS

      Transfer instructions received by telephone on any Valuation Day before the end of any Valuation Day will be carried out that day. Otherwise, the instructions will be carried out at the end of the next Valuation Day.

      Transfer instructions you send electronically are considered to be received by us at the time and date stated on the electronic acknowledgement we return to you. If the time and date indicated on the acknowledgement is before the end of any Valuation Day, the instructions will be carried out that Valuation Day. Otherwise, the instructions will be carried out at the end of the next Valuation Day. If you do not receive an electronic acknowledgement, you should contact us as soon as possible.

      We will send you a confirmation when we process your transfer. You are responsible for verifying transfer confirmations and promptly advising us of any errors within 30 days of receiving the confirmation.

      Telephone or internet transfer requests may be cancelled via the internet or by calling us before the end of the Valuation Day you made the transfer request.

      We, our agents or our affiliates are NOT responsible for losses resulting from telephone or electronic requests that we believe are genuine. We will use reasonable procedures to confirm that instructions received by telephone or through our website are genuine, including a requirement that Contract Owners and Participants provide certain identifying information, including a personal identification number. We record all telephone transfer instructions. We may suspend, modify, or terminate telephone or electronic transfer privileges at any time.


      CYBER SECURITY

      The operation of the Contracts is highly dependent upon the effective operation of our computer systems and those of our business partners. These systems are potentially susceptible to operational and information security risks resulting from a cyber-attack. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, denial of service attacks on websites and other operational disruption and unauthorized release of confidential customer information. Cyber-attacks affecting us, the underlying Funds, intermediaries and other affiliated or third-party service providers may adversely affect us and your Contract Value. For instance, cyber-attacks may interfere with our processing of contract transactions, including the processing orders from our website or with the underlying Funds, impact our ability to calculate accumulation unit values, cause the release and possible destruction of confidential customer or business information, impede order processing, subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cyber security risks may also impact the issuers of securities in which the underlying Funds invest, which may cause the Funds underlying your Contract to lose value. There can be no assurance that we or the underlying Funds or our service providers will avoid losses affecting your Contract due to cyber-attacks or information security breaches in the future.


      HOW DO I KNOW WHAT A PARTICIPANT ACCOUNT IS WORTH?

      The Participant Account value reflects the sum of the amounts under the Participant Account allocated to the General Account option and the Sub-Accounts.

      There are two things that affect the Sub-Account value: (1) the number of Accumulation Units and (2) the Accumulation Unit value. The Sub-Account value is determined by multiplying the number of Accumulation Units by the Accumulation Unit value. Therefore, on any Valuation Day the portion of a Participant Account allocated to the Sub-Accounts will reflect the investment performance of the Sub-Accounts and will fluctuate with the performance of the underlying Funds.

      Contributions made or Contract values allocated to a Sub-Account are converted into Accumulation Units by dividing the amount of the Contribution or allocation, minus any Premium Taxes, by the Accumulation Unit value for that Valuation Day. The more Contributions or Contract values allocated to the Sub-Accounts under a Participant Account, the more Accumulation Units will be reflected under the Participant Account. The number of Accumulation Units in a Sub-Account will be decreased under a Participant Account by Surrenders or transfers of money out of a Sub-Account.

      To determine the current Accumulation Unit value, we take the prior Valuation Day's Accumulation Unit value and multiply it by the Net Investment Factor for the current Valuation Day.

      The Net Investment Factor is used to measure the investment performance of a Sub-Account from one Valuation Day to the next. The Contract Owner chooses one of the following two methods to calculate the Net Investment Factor at the time the Contract Owner purchases the Contract. The value of the Contract will be the same, regardless of the method chosen.

METHOD ONE

      The Net Investment Factor for each Sub-Account equals:

      - the net asset value per share plus applicable distributions per share of the corresponding Fund at the end of the current Valuation Day; divided by

      - the net asset value per share of the corresponding Fund at the end of the prior Valuation Day.

METHOD TWO (NOT AVAILABLE TO CONTRACTS ISSUED IN NEW YORK)

      The Net Investment Factor for each Sub-Account equals:

      - the net asset value per share of the corresponding Fund at the end of the current Valuation Day; divided by

      - the net asset value per share of the corresponding Fund at the end of the prior Valuation Day.

      Under Method Two, the value of any applicable Fund distributions per share creates additional Accumulation Units.

      We will send Participants a statement for each calendar quarter, that tells how many Accumulation Units they have, their value and their total Participant Account value. Participants can also call 1-800-528-9009 to obtain their Participant Account value or, where available, may access their account information through our website at www.massmutual.com/govnp.


      HOW ARE THE UNDERLYING FUND SHARES VALUED?

      The shares of the Fund are valued at net asset value on a daily basis. A complete description of the valuation method used in valuing Fund shares may be found in the underlying Funds' prospectus.

                                 SURRENDERS

FULL SURRENDERS

      If you request a full Surrender of your Contract, we will pay you the Surrender Value. The Surrender Value is the Contract value minus any applicable Premium Taxes. The Surrender Value may be more or less than the amount of the Contributions made to the Contract.

PARTIAL SURRENDERS

      You may request a partial Surrender of Contract values at any time before you terminate your Contract.

SETTLEMENT OPTIONS

      We call the available forms of payment in which you can take a Surrender "Settlement Options." We will pay Surrenders according to the Settlement Option that you choose. The following Settlement Options are available:


      - Payment in a single lump sum.


      - Installment payments for a designated period. The frequency of payments and the length of the designated period are determined by mutual agreement between you and us.

HOW DO I REQUEST A SURRENDER?

      The Contract Owner or its designee may submit requests for Surrenders. Requests for full Surrenders must be in writing. Requests for a partial Surrenders must be in writing or by electronic file in a format agreed to by us.


      We pay Surrenders of amounts in the Sub-Accounts within seven days of receiving your request with complete instructions. However, we may postpone payment of Surrenders invested in the Sub-Accounts whenever (a) the New York Stock Exchange is closed, (b) trading on the New York Stock Exchange is restricted by the SEC, (c) the SEC permits and orders postponement, or (d) the SEC determines that an emergency exists to restrict valuation.


      We pay the portion of your Surrender Value invested in the General Account option according to the termination provisions in your Contract.

      Partial Surrenders from the General Account option may be subject to certain restrictions described in your Contract.



                         FEDERAL TAX CONSIDERATIONS


      WHAT ARE SOME OF THE FEDERAL TAX CONSEQUENCES THAT AFFECT THESE
CONTRACTS?

A. GENERAL

      Since the federal tax law is complex, the tax consequences of purchasing this contract will vary depending on your situation. You may need tax or legal advice to help you determine whether purchasing this contract is right for you.

      Our general discussion of the tax treatment of this contract is based on our understanding of federal income tax laws as they are currently interpreted and may apply to this contract. A detailed description of all federal income tax consequences regarding the purchase of this contract cannot be made in the prospectus. We also do not discuss state, municipal or other tax laws that may apply to this contract. Nor do we discuss the tax treatment of distributions from or benefits paid by the plans and organizations that may invest in this contract. For detailed tax information, a prospective purchaser should consult with a qualified tax adviser familiar with its situation.

B. HARTFORD AND THE SEPARATE ACCOUNT


      The Separate Account is taxed as part of Hartford, which is taxed as a life insurance company under Subchapter L of Chapter 1 of the Code. The Sub-Accounts among which the Contract Owner may allocate its Contract Contributions are retail mutual funds that also are directly available to the public without a Separate Account. The Internal Revenue Service (IRS) has consistently ruled that, for federal income tax purposes, a variable contract owner will be treated as the owner of the mutual funds shares when the mutual funds used for sub-accounts for the variable contract are publicly available. See, e.g., Rev. Rul. 2003-91, 2003-33 I.R.B. 347. The U.S. Tax Court recently followed the IRS position and held that a variable contract owner would be treated for federal tax purposes as the owner of the separate account assets. (Webber v. Commissioner, 14 Tax Court No. 17, June 30, 2015). As a result, even though investment income and any realized capital gains on the assets held in the Separate Account may be reinvested automatically, such investment income and capital gain income may be taxable directly to the Contract Owner. A prospective purchaser should consult with a qualified tax adviser familiar with its situation.

C. CONTRACT PURCHASES BY FOREIGN ENTITIES

      Purchasers that are not U.S. residents or entities engaged in a trade or business in the United States generally will be subject to U.S. federal income tax and withholding on U.S. source taxable distributions at a 30% rate, unless a lower treaty rate applies and any required tax forms are submitted to Hartford. In addition, purchasers may be subject to applicable U.S. state and/or municipal taxes, and taxes that may be imposed by the purchaser's country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S., state, and foreign taxation with respect to a contract purchase.



                              MORE INFORMATION


      CAN A CONTRACT BE MODIFIED?

      Subject to any federal and state regulatory restrictions, we may modify the Contracts at any time by written agreement between the Contract Owner and us.

      On or after the fifth anniversary of any contract we may change, from time to time, any or all of the terms of the Contracts by giving 90 days advance written notice to the Contract Owner, except that the minimum guaranteed interest rate which is applicable at the effective date of a contract, will continue to be applicable.

      We may modify the Contract at any time if such modification: (i) is necessary to make the Contract or the Separate Account comply with any law or regulation issued by a governmental agency to which we are subject; or (ii) is necessary to assure continued qualification of the Contract under federal or state laws relating to the Contracts; or (iii) is necessary to reflect a change in the operation of the Separate Account or the Sub-Account(s); or (iv) provides additional Separate Account options; or (v) withdraws Separate Account options. In the event of any such modification we will provide notice to the Contract Owner. Hartford may also make appropriate endorsement in the Contract to reflect such modification.


      CAN HARTFORD WAIVE ANY RIGHTS UNDER A CONTRACT?

      We may, at our sole discretion, elect not to exercise a right or reservation specified in this Contract. If we elect not to exercise a right or reservation, we are not waiving it. We may decide to exercise a right or a reservation that we previously did not exercise.

      HOW CONTRACTS ARE SOLD -- Effective January 1, 2013, we have entered into a distribution agreement with MML Distributors, LLC ("MMLD") under which MMLD serves as the principal underwriter for the Contracts. MMLD is a subsidiary of Massachusetts Mutual Life Insurance Company ("MassMutual"), the administrator of the Contracts. MMLD is registered with the Securities and Exchange Commission under the 1934 Act as a broker-dealer and is a member of the Financial Industry Regulatory Authority, Inc. ("FINRA"). The principal business address of MMLD is 100 Bright Meadow Blvd., Enfield, CT 06082.

      MMLD has entered into selling agreements with affiliated and unaffiliated broker-dealers, and financial institutions ("Financial Intermediaries") for the sale of the Contracts. The Contracts are sold by individuals who have been appointed by us as insurance agents and who are registered representatives of Financial Intermediaries ("Registered Representatives").

      We list below types of arrangements that help to incentivize sales people to sell our suite of variable annuities. Not all arrangements necessarily affect each variable annuity. These types of arrangements could be viewed as creating conflicts of interest.

      Financial Intermediaries receive commissions (described below under "Commissions"). Certain selected Financial Intermediaries also receive additional compensation (described below under "Additional Payments"). All or a portion of the payments made to Financial Intermediaries may be passed on to Registered Representatives according to a Financial Intermediaries' internal compensation practices.


      Affiliated broker-dealers also employ individuals called "wholesalers" in the sales process. Wholesalers typically receive commissions based on the type of Contract or optional benefits sold. Commissions are based on a specified amount of Premium Payments or Contract value.

COMMISSIONS


      Up front commissions paid to Financial Intermediaries generally range from 1% to up to 7% of each Contribution you pay for your Contract. Trail commissions (fees paid for customers that maintain their Contracts generally for more than 1 year) range up to 1.20% of your Contract value. MMLD pays different commissions based on the Contract variation that you buy.


      Commission arrangements vary from one Financial Intermediary to another. We and MMLD are not involved in determining your Registered Representative's compensation. Under certain circumstances, your Registered Representative may be required to return all or a portion of the commissions paid.

      Check with your Registered Representative to verify whether your account is a brokerage or an advisory account. Your interests may differ from ours and your Registered Representative (or the Financial Intermediary with which they are associated). Please ask questions to make sure you understand your rights and any potential conflicts of interest. If you are an advisory client, your Registered Representative (or the Financial Intermediary with which they are associated) can be paid both by you and MMLD and its affiliates based on what you buy. Therefore, profits, and your Registered Representative's (or their Financial Intermediary's) compensation, may vary by product and over time. Contact an appropriate person at your Financial Intermediary with whom you can discuss these differences.


ADDITIONAL PAYMENTS

      Subject to FINRA and Financial Intermediary rules, MMLD and its affiliates also make additional payments to Financial Intermediaries (who may or may not be affiliated with us) to encourage the sale of this Contract and other contracts that we issue to retirement programs that we or our affiliates offer ("Additional Payments"). Additional Payments are generally based on average net assets (or aged assets) of the contracts or programs attributable to a particular Financial Intermediary, on sales of the contracts or programs attributable to a particular Financial Intermediary, and/or sales expenses. Additional Payments could create an incentive for your Registered Representative, and the Financial Intermediary with which they are associated, to recommend products that pay them more than others.

      Additional Payments may be used for various purposes, and may take various forms, such as:

      - Payments for access to Registered Representatives and/or Financial Intermediaries, such as through one-on-one wholesaler visits or attendance at national sales meetings or similar events.

      - Payments for inclusion of our products on a Financial Intermediary's "preferred list"; participation in, or visibility at, national and regional conferences; and/or articles in Financial Intermediary publications highlighting our products and services.

      - Payments for various marketing expenses such as joint marketing campaigns and/or Financial Intermediary event advertising/participation; sponsorship of Financial Intermediary sales contests and/or promotions in which participants (including Registered Representatives) receive prizes such as travel awards, merchandise and recognition; and expenses of generating clients.

      - Payment and support to underlying Fund companies including Fund related wholesaler support, training and marketing activities for certain Funds, and providing sales activity reports.

      - Sales support through such things as providing hardware and software, operational and systems integration, links to our website from a Financial Intermediary's websites; shareholder services (including sub-accounting) sponsorship of Financial Intermediary due diligence meetings; and/or expense allowances and reimbursements.

      - "Due diligence" payments for a Financial Intermediary's examination of a product; payments for educational training, sales or training seminars, conferences and programs, sales and service desk training, and/or client or prospect seminar sponsorships.

      - Occasional meals and entertainment, tickets to sporting events and other gifts.


      As of December 31, 2015, MMLD and its affiliates had contractual arrangements to make Additional Payments to the following Financial Intermediaries for the Contracts and other group annuity contracts and funding agreements we issue in connection with retirement plans, as well as other group retirement programs:



      Ameriprise Financial Services, Inc., Commonwealth Equity Services, Inc., LPL Financial LLC, Merrill Lynch Life Agency Inc., Merrill Lynch, Pierce, Fenner & Smith, Inc., Morgan Stanley Smith Barney LLC, NFP Advisor Services, LLC, and NFP Insurance Services, Inc.

      Inclusion on this list does not imply that these arrangements necessarily constitute "special cash compensation" as defined by FINRA Conduct Rule 2830(l)(4). We will endeavor to update this listing annually and interim arrangements may not be reflected. We assume no duty to notify any investor whether their Financial Intermediary is or should be included in any such listing.


      For the fiscal year ended December 31, 2015, Additional Payments for the Contracts and other group annuity contracts and funding agreements issued in connection with retirement plans, as well as other group retirement programs that we or our affiliates offer, did not in the aggregate exceed approximately $2.6 million.



      WHO IS THE CUSTODIAN OF THE SEPARATE ACCOUNT'S ASSETS?

      Hartford is the custodian of the Separate Account's assets.


      ARE THERE ANY MATERIAL LEGAL PROCEEDINGS AFFECTING THE SEPARATE
ACCOUNT?

      There continues to be significant federal and state regulatory activity relating to financial services companies. Like other insurance companies, we are involved in lawsuits, arbitrations, and regulatory/legal proceedings. Certain of the lawsuits and legal actions the Company is involved in assert claims for substantial amounts. While it is not possible to predict with certainty the ultimate outcome of any pending or future case, legal proceeding or regulatory action, we do not expect the ultimate result of any of these actions to result in a material adverse effect on the Company or its Separate Accounts. Nonetheless, given the large or indeterminate amounts sought in certain of these actions, and the inherent unpredictability of litigation, an adverse outcome in certain matters could, from time to time, have a material adverse effect on the Company's results of operations or cash flows in particular quarterly or annual periods.


      HOW MAY I GET ADDITIONAL INFORMATION?

      Inquiries will be answered by calling 1-800-528-9009 or your sales representative or by writing to:


      MassMutual Retirement Services, LLC
      P.O. Box 1583
      Hartford, CT 06144-1583


      You can also send inquiries to us electronically via the internet through our website at www.massmutual.com/govnp.



                             GENERAL INFORMATION

SAFEKEEPING OF ASSETS


      Hartford holds title to the assets of the Separate Account. The assets are kept physically segregated and are held separate and apart from Hartford's general corporate assets. Records are maintained of all purchases and redemptions of the underlying Fund shares held in each of the Sub-Accounts.


EXPERTS


      The consolidated financial statements of Hartford Life Insurance Company as of December 31, 2015 and 2014, and for each of the three years in the period ended December 31, 2015 have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report, and the statements of assets and liabilities of each of the individual sub-accounts which comprise Hartford Life Insurance Company Separate Account Twelve as of December 31, 2014, and the related statements of operations and the statements of changes in net assets for each of the periods presented in the three years then ended, and the financial highlights in Note 6 for each of the periods presented in the five years then ended have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report, which reports are both included in the Performance Related Information which is part of the Registration Statement. Such financial statements are included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing. The principal business address of Deloitte & Touche LLP is CityPlace I, 33rd Floor, 185 Asylum Street, Hartford, Connecticut 06103-3402.



      The financial statements of Hartford Life Insurance Company Separate Account Twelve as of December 31, 2015 and for the year or period then ended, have been included herein in reliance upon the reports of KPMG LLP, an independent registered public accounting firm, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing. The principal business address of KPMG LLP is One Financial Plaza, 755 Main Street, Hartford, Connecticut 06103.

NON-PARTICIPATING

      The Contract is non-participating and we pay no dividends.

PRINCIPAL UNDERWRITER

      Effective January 31, 2013, we have entered into a distribution agreement with MML Distributors, LLC ("MMLD") under which MMLD serves as Principal Underwriter for the Contracts, which are offered on a continuous basis. MMLD is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the Financial Industry Regulatory Authority, Inc. ("FINRA"). MMLD is an affiliate of Massachusetts Mutual Life Insurance Company ("MassMutual"), the administrator of the Contracts. The principal business address of MMLD is 100 Bright Meadow Blvd., Enfield, CT 06082.


      MMLD may, by written notice to us, require that we pay MMLD, underwriting commissions for its services. Currently, we do not pay MMLD underwriting commissions for the Contracts offered through the Separate Account. For 2015, 2014, and 2013, the aggregate dollar amount of underwriting commissions paid to MMLD in its role as principal underwriter was $0.


ADDITIONAL PAYMENTS


      As of December 31, 2015, MMLD (or its affiliates) paid Additional Payments to the Financial Intermediaries listed in this Prospectus pursuant to contractual arrangements to make Additional Payments.




                       PERFORMANCE RELATED INFORMATION

      The Separate Account may advertise certain performance-related information concerning the Sub-Accounts. Performance information about a Sub-Account is based on the Sub-Account's past performance only and is no indication of future performance.

TOTAL RETURN FOR ALL SUB-ACCOUNTS

      When a Sub-Account advertises its standardized total return, it will usually be calculated from the date of the inception of the Sub-Account for one, five and ten year periods or some other relevant periods if the Sub-Account has not been in existence for at least ten years. Total return is measured by comparing the value of an investment in the Sub-Account at the beginning of the relevant period to the value of the investment at the end of the period. To calculate standardized total return, Hartford uses a hypothetical initial premium payment of $1,000.00.

      The formula Hartford uses to calculate standardized total return is P(1+T)^(n) = ERV. In this calculation, "P" represents a hypothetical initial premium payment of $1,000.00, "T" represents the average annual total return, "n" represents the number of years and "ERV" represents the redeemable value at the end of the period.


      In addition to the standardized total return, the Sub-Account may advertise a non-standardized total return. These figures will usually be calculated from the date of inception of the underlying Fund for one, five and ten year periods or other relevant periods. Non-standardized total return is measured in the same manner as the standardized total return described above.


YIELD FOR SUB-ACCOUNTS

      If applicable, the Sub-Accounts may advertise yield in addition to total return. At any time in the future, yields may be higher or lower than past yields and past performance is no indication of future performance.

      The standardized yield will be computed for periods beginning with the inception of the Sub-Account in the following manner. The net investment income per Accumulation Unit earned during a one-month period is divided by the Accumulation Unit value on the last day of the period.


      The formula Hartford uses to calculate yield is YIELD = 2[(a - b/cd +1)^(6) - 1]. In this calculation, "a" represents the net investment income earned during the period by the underlying Fund, "b" represents the expenses accrued for the period, if any, "c" represents the average daily number of Accumulation Units outstanding during the period and "d" represents the maximum offering price per Accumulation Unit on the last day of the period.


MONEY MARKET SUB-ACCOUNTS

      At any time in the future, current and effective yields may be higher or lower than past yields and past performance is no indication of future performance.

      Current yield of a money market fund Sub-Account is calculated for a seven-day period or the "base period" without taking into consideration any realized or unrealized gains or losses on shares of the underlying Fund. The first step in determining yield is to compute the base period return. Hartford takes a hypothetical account with a balance of one Accumulation Unit of the Sub-Account and calculates the net change in its value from the beginning of the base period to the end of the base period. Hartford then subtracts an amount equal to the total deductions for the Contract, if any, and then divides that number by the value of the account at the beginning of the base period. The result is the base period return or "BPR". Once the base period return is calculated, Hartford then multiplies it by 365/7 to compute the current yield. Current yield is calculated to the nearest hundredth of one percent.


      The formula for this calculation is YIELD = BPR x (365/7), where BPR =
(A)/C. "A" is equal to the net change in value of a hypothetical account with a balance of one Accumulation Unit of the Sub-Account from the beginning of the base period to the end of the base period. "C" represents the value of the Sub-Account at the beginning of the base period.

      Effective yield is also calculated using the base period return. The effective yield is calculated by adding 1 to the base period return and raising that result to a power equal to 365 divided by 7 and subtracting 1 from the result. The calculation Hartford uses is:

          EFFECTIVE YIELD = [(BASE PERIOD RETURN + 1)^(365/7)] - 1.

ADDITIONAL MATERIALS

      We may provide information on various topics to Contract Owners and prospective Contract Owners in advertising, sales literature or other materials. These topics may include the relationship between sectors of the economy and the economy as a whole and its effect on various securities markets, investment strategies and techniques (such as value investing, dollar cost averaging and asset allocation), the advantages and disadvantages of investing in tax-deferred and taxable arrangements, customer profiles and hypothetical purchase scenarios, financial management and tax and retirement planning, and other investment alternatives, including comparisons between the Contracts and the characteristics of and market for any alternatives.

PERFORMANCE COMPARISONS

      Each Sub-Account may from time to time include in advertisements the ranking of its performance figures compared with performance figures of other annuity contract's sub-accounts with the same investment objectives which are created by Lipper Analytical Services, Morningstar, Inc. or other recognized ranking services.











HV-4824

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


  THE CONTRACT OWNERS OF
  HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT TWELVE:
--------------------------------------------------------------------------------


We have audited the accompanying statements of assets and liabilities of Hartford Life Insurance Company Separate Account Twelve (comprised of the Sub-Accounts listed in Note 1) (collectively, "the Separate Account") as of December 31, 2015, and the related statements of operations, changes in net assets and financial highlights for the year or period then ended. These financial statements and financial highlights are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The accompanying statements of operations and statements of changes in net assets for each of the individual Sub-Accounts which comprise Hartford Life Insurance Company Separate Account Twelve in each of the years or periods in the two-year period ended December 31, 2014, and the related financial highlights for each of the years or periods in the four-year period then ended, were audited by other auditors whose report thereon dated April 28, 2015, expressed an unqualified opinion on those statements.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the underlying mutual funds or their transfer agent. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Hartford Life Insurance Company Separate Account Twelve as of December 31, 2015, and the related statements of operations, changes in net assets and financial highlights for the year or period then ended, in conformity with U.S. generally accepted accounting principles.


/s/ KPMG LLP
Hartford, CT
April 27, 2016



--------------------------------------------------------------------------------
                                    SA-1

SEPARATE ACCOUNT TWELVE


  HARTFORD LIFE INSURANCE COMPANY
  STATEMENTS OF ASSETS AND LIABILITIES
  DECEMBER 31, 2015
--------------------------------------------------------------------------------



                                                              AMERICAN FUNDS         BLACKROCK           BLACKROCK
                                         AB INTERNATIONAL     THE GROWTH FUND    LIFEPATH(R) 2020    LIFEPATH(R) 2030
                                            VALUE FUND         OF AMERICA(R)         PORTFOLIO           PORTFOLIO
                                          SUB-ACCOUNT (1)       SUB-ACCOUNT       SUB-ACCOUNT (2)     SUB-ACCOUNT (3)
                                        ------------------  ------------------  ------------------  ------------------
ASSETS:
   Investments:
     Number of shares.................               2,980                 539               9,752               9,982
                                        ==================  ==================  ==================  ==================
     Cost.............................  $           39,224  $           20,939  $          154,220  $          153,879
                                        ==================  ==================  ==================  ==================
     Market Value.....................  $           36,571  $           21,885  $          128,529  $          127,575
   Due from Sponsor Company...........                  --                  --                  --                  --
   Receivable from fund shares sold...                  84                  28                 448                 615
   Other assets.......................                  --                   1                   2                   1
                                        ------------------  ------------------  ------------------  ------------------
   Total assets.......................              36,655              21,914             128,979             128,191
                                        ------------------  ------------------  ------------------  ------------------

LIABILITIES:
   Due to Sponsor.....................                  89                  37                 453                 620
   Payable for fund shares purchased..                  --                  --                  --                  --
   Other liabilities..................                   2                   1                  --                  --
                                        ------------------  ------------------  ------------------  ------------------
   Total liabilities..................                  91                  38                 453                 620
                                        ------------------  ------------------  ------------------  ------------------

NET ASSETS:
   For contract liabilities...........  $           36,564  $           21,876  $          128,526  $          127,571
                                        ==================  ==================  ==================  ==================

DEFERRED CONTRACTS IN THE ACCUMULATION PERIOD:
   Units owned by participants #......               4,694               1,254               9,642               9,690
   Minimum unit fair value #*.........  $         7.773888  $        17.437187  $        13.180000  $        12.780000
   Maximum unit fair value #*.........  $        12.270000  $        17.437187  $        13.339645  $        13.175425
   Contract liablility................  $           36,564  $           21,876  $          128,526  $          127,571

                                                                 BLACKROCK
                                             BLACKROCK          LIFEPATH(R)                            GOLDMAN SACHS
                                         LIFEPATH(R) 2040       RETIREMENT        CALVERT EQUITY          MID CAP
                                             PORTFOLIO             FUND              PORTFOLIO          VALUE FUND
                                          SUB-ACCOUNT (4)     SUB-ACCOUNT (5)       SUB-ACCOUNT         SUB-ACCOUNT
                                        ------------------  ------------------  ------------------  ------------------
ASSETS:
   Investments:
     Number of shares.................              11,564              48,862               1,027               2,738
                                        ==================  ==================  ==================  ==================
     Cost.............................  $          209,730  $          508,958  $           40,498  $          113,629
                                        ==================  ==================  ==================  ==================
     Market Value.....................  $          174,622  $          452,458  $           41,116  $           90,178
   Due from Sponsor Company...........                  --                  --                 140                  --
   Receivable from fund shares sold...               1,153                  88                  --                 126
   Other assets.......................                  --                  --                  --                   1
                                        ------------------  ------------------  ------------------  ------------------
   Total assets.......................             175,775             452,546              41,256              90,305
                                        ------------------  ------------------  ------------------  ------------------

LIABILITIES:
   Due to Sponsor.....................               1,160                  89                  --                 129
   Payable for fund shares purchased..                  --                  --                 145                  --
   Other liabilities..................                   2                  --                   1                  --
                                        ------------------  ------------------  ------------------  ------------------
   Total liabilities..................               1,162                  89                 146                 129
                                        ------------------  ------------------  ------------------  ------------------

NET ASSETS:
   For contract liabilities...........  $          174,613  $          452,458  $           41,110  $           90,176
                                        ==================  ==================  ==================  ==================

DEFERRED CONTRACTS IN THE ACCUMULATION PERIOD:
   Units owned by participants #......              13,416              48,440               2,150               4,463
   Minimum unit fair value #*.........  $        12.963733  $         9.260000  $        18.885144  $        16.635369
   Maximum unit fair value #*.........  $        15.100000  $        14.033118  $        40.030000  $        32.930000
   Contract liablility................  $          174,613  $          452,458  $           41,110  $           90,176


                                           THE HARTFORD        THE HARTFORD
                                           DIVIDEND AND        INTERNATIONAL
                                            GROWTH FUND     OPPORTUNITIES FUND
                                            SUB-ACCOUNT         SUB-ACCOUNT
                                        ------------------  -------------------
ASSETS:
   Investments:
     Number of shares.................              56,173                5,015
                                        ==================  ===================
     Cost.............................  $        1,188,528  $            81,108
                                        ==================  ===================
     Market Value.....................  $        1,259,407  $            72,064
   Due from Sponsor Company...........                  --                  405
   Receivable from fund shares sold...                 465                   --
   Other assets.......................                   1                   --
                                        ------------------  -------------------
   Total assets.......................           1,259,873               72,469
                                        ------------------  -------------------

LIABILITIES:
   Due to Sponsor.....................                 465                   --
   Payable for fund shares purchased..                  --                  408
   Other liabilities..................
                                        ------------------  -------------------
   Total liabilities..................                 465                  408
                                        ------------------  -------------------

NET ASSETS:
   For contract liabilities...........  $        1,259,408  $            72,061
                                        ==================  ===================

DEFERRED CONTRACTS IN THE ACCUMULATION PERIOD:
   Units owned by participants #......              56,435                5,303
   Minimum unit fair value #*.........  $        22.313467  $         13.492321
   Maximum unit fair value #*.........  $        22.420000  $         14.370000
   Contract liablility................  $        1,259,408  $            72,061

#     Rounded units/unit fair values

* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value

(1) Formerly AllianceBernstein International Value Fund. Change effective January 20, 2015.

(2)   Formerly LifePath 2020 Portfolio. Change effective March 31, 2015.

(3)   Formerly LifePath 2030 Portfolio. Change effective March 31, 2015.

(4)   Formerly LifePath 2040 Portfolio. Change effective March 31, 2015.

(5)   Formerly LifePath Retirement Portfolio. Change effective March 31,
      2015.



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                    SA-2

---------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    SA-3

SEPARATE ACCOUNT TWELVE


  HARTFORD LIFE INSURANCE COMPANY
  STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
  DECEMBER 31, 2015
--------------------------------------------------------------------------------


                                           THE HARTFORD        THE HARTFORD        THE HARTFORD         THE HARTFORD
                                               SMALL            HEALTHCARE            GROWTH               CAPITAL
                                           COMPANY FUND            FUND         OPPORTUNITIES FUND    APPRECIATION FUND
                                            SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT          SUB-ACCOUNT
                                        ------------------  ------------------  -------------------  ------------------
ASSETS:
   Investments:
     Number of shares.................              29,122              19,747               2,741               24,015
                                        ==================  ==================  ===================  ==================
     Cost.............................  $          559,846  $          439,791  $          100,976   $          894,155
                                        ==================  ==================  ===================  ==================
     Market Value.....................  $          482,257  $          692,334  $          103,070   $          823,701
   Due from Sponsor Company...........                  --                  --                  --                   --
   Receivable from fund shares sold...                 146                 600                  62                   93
   Other assets.......................                   3                  --                   2                   --
                                        ------------------  ------------------  -------------------  ------------------
   Total assets.......................             482,406             692,934             103,134              823,794
                                        ------------------  ------------------  -------------------  ------------------

LIABILITIES:
   Due to Sponsor.....................                 152                 609                  71                   93
   Payable for fund shares purchased..                  --                  --                  --                   --
   Other liabilities..................                  --                   1                  --                    1
                                        ------------------  ------------------  -------------------  ------------------
   Total liabilities..................                 152                 610                  71                   94
                                        ------------------  ------------------  -------------------  ------------------

NET ASSETS:
   For contract liabilities...........  $          482,254  $          692,324  $          103,063   $          823,700
                                        ==================  ==================  ===================  ==================

DEFERRED CONTRACTS IN THE ACCUMULATION PERIOD:
   Units owned by participants #......              22,426              20,123               4,893               35,522
   Minimum unit fair value #*.........  $        16.560000  $        34.404540  $        20.005239   $        22.551094
   Maximum unit fair value #*.........  $        21.986966  $        34.404540  $        37.600000   $        34.300000
   Contract liablility................  $          482,254  $          692,324  $          103,063   $          823,700

                                                               THE HARTFORD          HARTFORD       HOTCHKIS AND WILEY
                                           THE HARTFORD          SMALLCAP          GLOBAL EQUITY         LARGE CAP
                                           BALANCED FUND        GROWTH FUND         INCOME FUND         VALUE FUND
                                            SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT
                                        ------------------  ------------------  ------------------  -------------------
ASSETS:
   Investments:
     Number of shares.................              51,019               2,186               1,418                  73
                                        ==================  ==================  ==================  ===================
     Cost.............................  $          819,046  $           93,647  $           15,040  $            1,649
                                        ==================  ==================  ==================  ===================
     Market Value.....................  $        1,040,795  $           96,494  $           14,916  $            1,776
   Due from Sponsor Company...........                  --                  --                  --                  --
   Receivable from fund shares sold...               1,872                 121                  16                  13
   Other assets.......................                  --                   1                  --                   2
                                        ------------------  ------------------  ------------------  -------------------
   Total assets.......................           1,042,667              96,616              14,932               1,791
                                        ------------------  ------------------  ------------------  -------------------

LIABILITIES:
   Due to Sponsor.....................               1,872                 125                  20                  19
   Payable for fund shares purchased..                  --                  --                  --                  --
   Other liabilities..................                  --                  --                   2                  --
                                        ------------------  ------------------  ------------------  -------------------
   Total liabilities..................               1,872                 125                  22                  19
                                        ------------------  ------------------  ------------------  -------------------

NET ASSETS:
   For contract liabilities...........  $        1,040,795  $           96,491  $           14,910  $            1,772
                                        ==================  ==================  ==================  ===================

DEFERRED CONTRACTS IN THE ACCUMULATION PERIOD:
   Units owned by participants #......              57,985               5,277                 868                 101
   Minimum unit fair value #*.........  $        17.911842  $        17.907447  $        10.520000  $        17.464050
   Maximum unit fair value #*.........  $        20.400000  $        44.150000  $        23.492763  $        17.464050
   Contract liablility................  $        1,040,795  $           96,491  $           14,910  $            1,772

                                            LORD ABBETT             PIMCO
                                               VALUE                TOTAL
                                        OPPORTUNITIES FUND       RETURN FUND
                                            SUB-ACCOUNT          SUB-ACCOUNT
                                        -------------------  -------------------
ASSETS:
   Investments:
     Number of shares.................                1,336               10,580
                                        ===================  ===================
     Cost.............................  $            26,643   $          115,625
                                        ===================  ===================
     Market Value.....................  $            23,573   $          106,545
   Due from Sponsor Company...........                   39                   55
   Receivable from fund shares sold...                   --                   --
   Other assets.......................                    1                    2
                                        -------------------  -------------------
   Total assets.......................               23,613              106,602
                                        -------------------  -------------------

LIABILITIES:
   Due to Sponsor.....................                   --                   --
   Payable for fund shares purchased..                   48                   59
   Other liabilities..................                   --                   --
                                        -------------------  -------------------
   Total liabilities..................                   48                   59
                                        -------------------  -------------------

NET ASSETS:
   For contract liabilities...........  $            23,565   $          106,543
                                        ===================  ===================

DEFERRED CONTRACTS IN THE ACCUMULATION PERIOD:
   Units owned by participants #......                1,942                6,999
   Minimum unit fair value #*.........  $         11.602153   $        10.070000
   Maximum unit fair value #*.........  $         17.650000   $        16.143693
   Contract liablility................  $            23,565   $          106,543

#     Rounded units/unit fair values

* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                    SA-4

---------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    SA-5

SEPARATE ACCOUNT TWELVE


  HARTFORD LIFE INSURANCE COMPANY
  STATEMENTS OF ASSETS AND LIABILITIES -- (CONCLUDED)
  DECEMBER 31, 2015
--------------------------------------------------------------------------------


                                                                             VICTORY                                    INVESCO
                                                                           DIVERSIFIED            INVESCO             EQUITY AND
                                                                           STOCK FUND          COMSTOCK FUND          INCOME FUND
                                                                           SUB-ACCOUNT          SUB-ACCOUNT           SUB-ACCOUNT
                                                                      -------------------   -------------------  -------------------
ASSETS:
   Investments:
     Number of shares..............................................                 1,668                   570               15,323
                                                                      ===================   ===================  ===================
     Cost..........................................................    $           32,219   $            11,847   $          143,775
                                                                      ===================   ===================  ===================
     Market Value..................................................    $           30,339   $            12,360   $          147,411
   Due from Sponsor Company........................................                    --                    --                  285
   Receivable from fund shares sold................................                     9                    38                   --
   Other assets....................................................                    --                    --                    1
                                                                      -------------------   -------------------  -------------------
   Total assets....................................................                30,348                12,398              147,697
                                                                      -------------------   -------------------  -------------------

LIABILITIES:
   Due to Sponsor..................................................                    18                    47                   --
   Payable for fund shares purchased...............................                    --                    --                  290
   Other liabilities...............................................                     1                     2                   --
                                                                      -------------------   -------------------  -------------------
   Total liabilities...............................................                    19                    49                  290
                                                                      -------------------   -------------------  -------------------

NET ASSETS:
   For contract liabilities........................................    $           30,329   $            12,349   $          147,407
                                                                      ===================   ===================  ===================

DEFERRED CONTRACTS IN THE ACCUMULATION PERIOD:
   Units owned by participants #...................................                 1,863                   747                9,889
   Minimum unit fair value #*......................................    $        15.999905   $         16.041493   $         9.620000
   Maximum unit fair value #*......................................    $        18.190000   $         21.680000   $        16.624280
   Contract liablility.............................................    $           30,329   $            12,349   $          147,407

#     Rounded units/unit fair values

* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                    SA-6

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[This page intentionally left blank]



--------------------------------------------------------------------------------
                                    SA-7

SEPARATE ACCOUNT TWELVE


  HARTFORD LIFE INSURANCE COMPANY
  STATEMENTS OF OPERATIONS
  FOR THE PERIOD ENDED DECEMBER 31, 2015
--------------------------------------------------------------------------------



                                                                                               AMERICAN FUNDS         BLACKROCK
                                                                          AB INTERNATIONAL     THE GROWTH FUND       LIFEPATH(R)
                                                                             VALUE FUND         OF AMERICA(R)      2020 PORTFOLIO
                                                                           SUB-ACCOUNT (1)       SUB-ACCOUNT       SUB-ACCOUNT (2)
                                                                         ------------------  ------------------  ------------------
INVESTMENT INCOME:
   Dividends...........................................................  $             516   $              54   $           2,272
                                                                         ------------------  ------------------  ------------------

EXPENSES:
   Administrative charges..............................................               (186)               (105)               (648)
                                                                         ------------------  ------------------  ------------------
     Total Expenses....................................................               (186)               (105)               (648)
                                                                         ------------------  ------------------  ------------------
     Net Investment income (loss)......................................                330                 (51)              1,624
                                                                         ------------------  ------------------  ------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................                (22)                 39              (5,539)
   Net realized gain distributions.....................................                 --               1,684               8,043
   Change in unrealized appreciation (depreciation) during the period..                350                (844)             (7,307)
                                                                         ------------------  ------------------  ------------------
     Net gain (loss) on investments....................................                328                 879              (4,803)
                                                                         ------------------  ------------------  ------------------
     Net increase (decrease) in net assets resulting from operations...  $             658   $             828   $          (3,179)
                                                                         ==================  ==================  ==================

                                                                                                                      BLACKROCK
                                                                              BLACKROCK           BLACKROCK          LIFEPATH(R)
                                                                             LIFEPATH(R)         LIFEPATH(R)         RETIREMENT
                                                                           2030 PORTFOLIO      2040 PORTFOLIO           FUND
                                                                           SUB-ACCOUNT (3)     SUB-ACCOUNT (4)     SUB-ACCOUNT (5)
                                                                         ------------------  ------------------  -------------------
INVESTMENT INCOME:
   Dividends...........................................................  $           2,074   $           2,609   $           8,985
                                                                         ------------------  ------------------  -------------------

EXPENSES:
   Administrative charges..............................................               (604)               (772)                (56)
                                                                         ------------------  ------------------  -------------------
     Total Expenses....................................................               (604)               (772)                (56)
                                                                         ------------------  ------------------  -------------------
     Net Investment income (loss)......................................              1,470               1,837               8,929
                                                                         ------------------  ------------------  -------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................               (429)               (754)             (1,114)
   Net realized gain distributions.....................................              8,931              15,069              16,863
   Change in unrealized appreciation (depreciation) during the period..            (13,767)            (21,623)            (33,062)
                                                                         ------------------  ------------------  -------------------
     Net gain (loss) on investments....................................             (5,265)             (7,308)            (17,313)
                                                                         ------------------  ------------------  -------------------
     Net increase (decrease) in net assets resulting from operations...  $          (3,795)  $          (5,471)  $           (8,384)
                                                                         ==================  ==================  ===================


                                                                                                 GOLDMAN SACHS
                                                                           CALVERT EQUITY           MID CAP
                                                                              PORTFOLIO           VALUE FUND
                                                                             SUB-ACCOUNT          SUB-ACCOUNT
                                                                         -------------------  -------------------
INVESTMENT INCOME:
   Dividends...........................................................  $              133   $              276
                                                                         -------------------  -------------------

EXPENSES:
   Administrative charges..............................................                (187)                (307)
                                                                         -------------------  -------------------
     Total Expenses....................................................                (187)                (307)
                                                                         -------------------  -------------------
     Net Investment income (loss)......................................                 (54)                 (31)
                                                                         -------------------  -------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................                  62                 (113)
   Net realized gain distributions.....................................               8,227               10,484
   Change in unrealized appreciation (depreciation) during the period..              (7,113)             (20,090)
                                                                         -------------------  -------------------
     Net gain (loss) on investments....................................               1,176               (9,719)
                                                                         -------------------  -------------------
     Net increase (decrease) in net assets resulting from operations...  $            1,122   $           (9,750)
                                                                         ===================  ===================


                                                                            THE HARTFORD         THE HARTFORD
                                                                            DIVIDEND AND         INTERNATIONAL
                                                                             GROWTH FUND      OPPORTUNITIES FUND
                                                                             SUB-ACCOUNT          SUB-ACCOUNT
                                                                         -------------------  -------------------
INVESTMENT INCOME:
   Dividends...........................................................  $           18,868   $              530
                                                                         -------------------  -------------------

EXPENSES:
   Administrative charges..............................................              (6,253)                (283)
                                                                         -------------------  -------------------
     Total Expenses....................................................              (6,253)                (283)
                                                                         -------------------  -------------------
     Net Investment income (loss)......................................              12,615                  247
                                                                         -------------------  -------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................               6,554                 (707)
   Net realized gain distributions.....................................             103,829                1,135
   Change in unrealized appreciation (depreciation) during the period..            (148,056)              (1,454)
                                                                         -------------------  -------------------
     Net gain (loss) on investments....................................             (37,673)              (1,026)
                                                                         -------------------  -------------------
     Net increase (decrease) in net assets resulting from operations...  $          (25,058)  $             (779)
                                                                         ===================  ===================

(1) Formerly AllianceBernstein International Value Fund. Change effective January 20, 2015.

(2)   Formerly LifePath 2020 Portfolio. Change effective March 31, 2015.

(3)   Formerly LifePath 2030 Portfolio. Change effective March 31, 2015.

(4)   Formerly LifePath 2040 Portfolio. Change effective March 31, 2015.

(5)   Formerly LifePath Retirement Portfolio. Change effective March 31,
      2015.



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                    SA-8

---------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    SA-9

SEPARATE ACCOUNT TWELVE


  HARTFORD LIFE INSURANCE COMPANY
  STATEMENTS OF OPERATIONS -- (CONTINUED)
  FOR THE PERIOD ENDED DECEMBER 31, 2015
--------------------------------------------------------------------------------


                                                                            THE HARTFORD         THE HARTFORD
                                                                                SMALL             HEALTHCARE
                                                                            COMPANY FUND             FUND
                                                                             SUB-ACCOUNT          SUB-ACCOUNT
                                                                         -------------------  ------------------
INVESTMENT INCOME:
   Dividends...........................................................   $              --   $          10,680
                                                                         -------------------  ------------------

EXPENSES:
   Administrative charges..............................................              (2,443)             (3,385)
                                                                         -------------------  ------------------
     Total Expenses....................................................              (2,443)             (3,385)
                                                                         -------------------  ------------------
     Net Investment income (loss)......................................              (2,443)              7,295
                                                                         -------------------  ------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................                 460               4,701
   Net realized gain distributions.....................................              64,733              78,338
   Change in unrealized appreciation (depreciation) during the period..            (110,082)            (16,413)
                                                                         -------------------  ------------------
     Net gain (loss) on investments....................................             (44,889)             66,626
                                                                         -------------------  ------------------
     Net increase (decrease) in net assets resulting from operations...   $         (47,332)  $          73,921
                                                                         ===================  ==================

                                                                            THE HARTFORD         THE HARTFORD
                                                                               GROWTH               CAPITAL          THE HARTFORD
                                                                         OPPORTUNITIES FUND    APPRECIATION FUND     BALANCED FUND
                                                                             SUB-ACCOUNT          SUB-ACCOUNT         SUB-ACCOUNT
                                                                         -------------------  ------------------  ------------------
INVESTMENT INCOME:
   Dividends...........................................................   $              --    $          2,918   $          18,665
                                                                         -------------------  ------------------  ------------------

EXPENSES:
   Administrative charges..............................................                (410)             (3,845)             (5,206)
                                                                         -------------------  ------------------  ------------------
     Total Expenses....................................................                (410)             (3,845)             (5,206)
                                                                         -------------------  ------------------  ------------------
     Net Investment income (loss)......................................                (410)               (927)             13,459
                                                                         -------------------  ------------------  ------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................                 888                 190               7,518
   Net realized gain distributions.....................................               8,424              67,886                  --
   Change in unrealized appreciation (depreciation) during the period..                (788)            (60,214)            (30,888)
                                                                         -------------------  ------------------  ------------------
     Net gain (loss) on investments....................................               8,524               7,862             (23,370)
                                                                         -------------------  ------------------  ------------------
     Net increase (decrease) in net assets resulting from operations...   $           8,114    $          6,935   $          (9,911)
                                                                         ===================  ==================  ==================

                                                                           THE HARTFORD           HARTFORD        HOTCHKIS AND WILEY
                                                                             SMALLCAP           GLOBAL EQUITY          LARGE CAP
                                                                            GROWTH FUND          INCOME FUND          VALUE FUND
                                                                            SUB-ACCOUNT          SUB-ACCOUNT          SUB-ACCOUNT
                                                                         ------------------  -------------------  ------------------
INVESTMENT INCOME:
   Dividends...........................................................  $              --    $             377   $              23
                                                                         ------------------  -------------------  ------------------

EXPENSES:
   Administrative charges..............................................               (497)                 (55)                (10)
                                                                         ------------------  -------------------  ------------------
     Total Expenses....................................................               (497)                 (55)                (10)
                                                                         ------------------  -------------------  ------------------
     Net Investment income (loss)......................................               (497)                 322                  13
                                                                         ------------------  -------------------  ------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................              1,440                   11                   8
   Net realized gain distributions.....................................              7,881                   --                  --
   Change in unrealized appreciation (depreciation) during the period..            (10,358)                (804)               (187)
                                                                         ------------------  -------------------  ------------------
     Net gain (loss) on investments....................................             (1,037)                (793)               (179)
                                                                         ------------------  -------------------  ------------------
     Net increase (decrease) in net assets resulting from operations...  $          (1,534)   $            (471)  $            (166)
                                                                         ==================  ===================  ==================

                                                                             LORD ABBETT            PIMCO
                                                                                VALUE           TOTAL RETURN
                                                                         OPPORTUNITIES FUND         FUND
                                                                             SUB-ACCOUNT         SUB-ACCOUNT
                                                                         -------------------  ------------------
INVESTMENT INCOME:
   Dividends...........................................................   $              --   $           2,614
                                                                         -------------------  ------------------

EXPENSES:
   Administrative charges..............................................                 (98)               (470)
                                                                         -------------------  ------------------
     Total Expenses....................................................                 (98)               (470)
                                                                         -------------------  ------------------
     Net Investment income (loss)......................................                 (98)              2,144
                                                                         -------------------  ------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................                 (86)               (144)
   Net realized gain distributions.....................................               1,721               3,664
   Change in unrealized appreciation (depreciation) during the period..              (2,349)             (5,784)
                                                                         -------------------  ------------------
     Net gain (loss) on investments....................................                (714)             (2,264)
                                                                         -------------------  ------------------
     Net increase (decrease) in net assets resulting from operations...   $            (812)  $            (120)
                                                                         ===================  ==================


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                    SA-10

---------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    SA-11

SEPARATE ACCOUNT TWELVE


  HARTFORD LIFE INSURANCE COMPANY
  STATEMENTS OF OPERATIONS -- (CONCLUDED)
  FOR THE PERIOD ENDED DECEMBER 31, 2015
--------------------------------------------------------------------------------


                                                                               VICTORY
                                                                          DIVERSIFIED STOCK         INVESCO
                                                                                FUND             COMSTOCK FUND
                                                                             SUB-ACCOUNT          SUB-ACCOUNT
                                                                         -------------------  -------------------
INVESTMENT INCOME:
   Dividends...........................................................  $              176   $              168
                                                                         -------------------  -------------------

EXPENSES:
   Administr\ative charges.............................................                (126)                 (55)
                                                                         -------------------  -------------------
     Total Expenses....................................................                (126)                 (55)
                                                                         -------------------  -------------------
     Net Investment income (loss)......................................                  50                  113
                                                                         -------------------  -------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................                   9                   29
   Net realized gain distributions.....................................               2,677                1,020
   Change in unrealized appreciation (depreciation) during the period..              (3,758)              (1,934)
                                                                         -------------------  -------------------
     Net gain (loss) on investments....................................              (1,072)                (885)
                                                                         -------------------  -------------------
     Net increase (decrease) in net assets resulting from operations...  $           (1,022)  $             (772)
                                                                         ===================  ===================

                                                                               INVESCO
                                                                             EQUITY AND
                                                                             INCOME FUND
                                                                             SUB-ACCOUNT
                                                                         -------------------
INVESTMENT INCOME:
   Dividends...........................................................  $            3,270
                                                                         -------------------

EXPENSES:
   Administr\ative charges.............................................                (611)
                                                                         -------------------
     Total Expenses....................................................                (611)
                                                                         -------------------
     Net Investment income (loss)......................................               2,659
                                                                         -------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................                 608
   Net realized gain distributions.....................................               3,976
   Change in unrealized appreciation (depreciation) during the period..             (11,434)
                                                                         -------------------
     Net gain (loss) on investments....................................              (6,850)
                                                                         -------------------
     Net increase (decrease) in net assets resulting from operations...  $           (4,191)
                                                                         ===================


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                    SA-12

---------------------------------------------------------------------------
[This page intentionally left blank]



--------------------------------------------------------------------------------
                                    SA-13

SEPARATE ACCOUNT TWELVE


  HARTFORD LIFE INSURANCE COMPANY
  STATEMENTS OF OPERATIONS
  FOR THE PERIOD ENDED DECEMBER 31, 2014
--------------------------------------------------------------------------------


                                                                          ALLIANCEBERNSTEIN     AMERICAN FUNDS
                                                                            INTERNATIONAL       THE GROWTH FUND
                                                                             VALUE FUND          OF AMERICA(R)
                                                                             SUB-ACCOUNT          SUB-ACCOUNT
                                                                         -------------------  -------------------
INVESTMENT INCOME:
   Dividends...........................................................   $           1,100    $               5
                                                                         -------------------  -------------------

EXPENSES:
   Administrative charges..............................................                (155)                 (88)
                                                                         -------------------  -------------------
     Total Expenses....................................................                (155)                 (88)
                                                                         -------------------  -------------------
     Net Investment income (loss)......................................                 945                  (83)
                                                                         -------------------  -------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................                   5                   23
   Net realized gain distributions.....................................                  --                1,687
   Change in unrealized appreciation (depreciation) during the period..              (3,668)                (134)
                                                                         -------------------  -------------------
     Net gain (loss) on investments....................................              (3,663)               1,576
                                                                         -------------------  -------------------
     Net increase (decrease) in net assets resulting from operations...   $          (2,718)   $           1,493
                                                                         ===================  ===================


                                                                            LIFEPATH 2020        LIFEPATH 2030
                                                                            PORTFOLIO(R)         PORTFOLIO(R)
                                                                             SUB-ACCOUNT          SUB-ACCOUNT
                                                                         -------------------  -------------------
INVESTMENT INCOME:
   Dividends...........................................................   $           2,077   $            1,472
                                                                         -------------------  -------------------

EXPENSES:
   Administrative charges..............................................                (713)                (493)
                                                                         -------------------  -------------------
     Total Expenses....................................................                (713)                (493)
                                                                         -------------------  -------------------
     Net Investment income (loss)......................................               1,364                  979
                                                                         -------------------  -------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................                (173)                (496)
   Net realized gain distributions.....................................              16,226               12,398
   Change in unrealized appreciation (depreciation) during the period..             (12,081)              (8,469)
                                                                         -------------------  -------------------
     Net gain (loss) on investments....................................               3,972                3,433
                                                                         -------------------  -------------------
     Net increase (decrease) in net assets resulting from operations...   $           5,336   $            4,412
                                                                         ===================  ===================

                                                                                                  LIFEPATH(R)
                                                                            LIFEPATH 2040         RETIREMENT
                                                                            PORTFOLIO(R)           PORTFOLIO
                                                                             SUB-ACCOUNT          SUB-ACCOUNT
                                                                         -------------------  -------------------
INVESTMENT INCOME:
   Dividends...........................................................  $            1,483   $            6,378
                                                                         -------------------  -------------------

EXPENSES:
   Administrative charges..............................................                (446)                 (46)
                                                                         -------------------  -------------------
     Total Expenses....................................................                (446)                 (46)
                                                                         -------------------  -------------------
     Net Investment income (loss)......................................               1,037                6,332
                                                                         -------------------  -------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................                (120)                 795
   Net realized gain distributions.....................................              15,129               39,568
   Change in unrealized appreciation (depreciation) during the period..             (12,091)             (28,775)
                                                                         -------------------  -------------------
     Net gain (loss) on investments....................................               2,918               11,588
                                                                         -------------------  -------------------
     Net increase (decrease) in net assets resulting from operations...  $            3,955   $           17,920
                                                                         ===================  ===================

                                                                                                GOLDMAN SACHS
                                                                           CALVERT EQUITY          MID CAP
                                                                              PORTFOLIO          VALUE FUND
                                                                             SUB-ACCOUNT         SUB-ACCOUNT
                                                                         ------------------  ------------------
INVESTMENT INCOME:
   Dividends...........................................................  $              13   $             243
                                                                         ------------------  ------------------

EXPENSES:
   Administrative charges..............................................               (149)               (251)
                                                                         ------------------  ------------------
     Total Expenses....................................................               (149)               (251)
                                                                         ------------------  ------------------
     Net Investment income (loss)......................................               (136)                 (8)
                                                                         ------------------  ------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................                211               2,434
   Net realized gain distributions.....................................              3,128              15,600
   Change in unrealized appreciation (depreciation) during the period..                  1              (7,149)
                                                                         ------------------  ------------------
     Net gain (loss) on investments....................................              3,340              10,885
                                                                         ------------------  ------------------
     Net increase (decrease) in net assets resulting from operations...  $           3,204   $          10,877
                                                                         ==================  ==================


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                    SA-14

---------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    SA-15

SEPARATE ACCOUNT TWELVE


  HARTFORD LIFE INSURANCE COMPANY
  STATEMENTS OF OPERATIONS -- (CONTINUED)
  FOR THE PERIOD ENDED DECEMBER 31, 2014
--------------------------------------------------------------------------------


                                                                            THE HARTFORD        THE HARTFORD       THE HARTFORD
                                                                            DIVIDEND AND        INTERNATIONAL          SMALL
                                                                             GROWTH FUND     OPPORTUNITIES FUND    COMPANY FUND
                                                                             SUB-ACCOUNT         SUB-ACCOUNT        SUB-ACCOUNT
                                                                         ------------------  ------------------  ------------------
INVESTMENT INCOME:
   Dividends...........................................................  $          16,985   $             595   $              --
                                                                         ------------------  ------------------  ------------------

EXPENSES:
   Administrative charges..............................................             (5,903)               (213)             (2,314)
                                                                         ------------------  ------------------  ------------------
     Total Expenses....................................................             (5,903)               (213)             (2,314)
                                                                         ------------------  ------------------  ------------------
     Net Investment income (loss)......................................             11,082                 382              (2,314)
                                                                         ------------------  ------------------  ------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................              6,010                   3               4,187
   Net realized gain distributions.....................................            106,600               5,919              84,762
   Change in unrealized appreciation (depreciation) during the period..             10,555              (8,906)            (56,874)
                                                                         ------------------  ------------------  ------------------
     Net gain (loss) on investments....................................            123,165              (2,984)             32,075
                                                                         ------------------  ------------------  ------------------
     Net increase (decrease) in net assets resulting from operations...  $         134,247   $          (2,602)  $          29,761
                                                                         ==================  ==================  ==================

                                                                            THE HARTFORD                            THE HARTFORD
                                                                             HEALTHCARE        THE HARTFORD            GROWTH
                                                                                FUND            GROWTH FUND      OPPORTUNITIES FUND
                                                                             SUB-ACCOUNT      SUB-ACCOUNT (1)      SUB-ACCOUNT (1)
                                                                         ------------------  ------------------  -------------------
INVESTMENT INCOME:
   Dividends...........................................................  $              --   $              --    $              --
                                                                         ------------------  ------------------  -------------------

EXPENSES:
   Administrative charges..............................................             (2,660)                (21)                (284)
                                                                         ------------------  ------------------  -------------------
     Total Expenses....................................................             (2,660)                (21)                (284)
                                                                         ------------------  ------------------  -------------------
     Net Investment income (loss)......................................             (2,660)                (21)                (284)
                                                                         ------------------  ------------------  -------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................              3,352                 825                  213
   Net realized gain distributions.....................................             40,004               1,173               13,677
   Change in unrealized appreciation (depreciation) during the period..             83,090              (2,141)              (4,925)
                                                                         ------------------  ------------------  -------------------
     Net gain (loss) on investments....................................            126,446                (143)               8,965
                                                                         ------------------  ------------------  -------------------
     Net increase (decrease) in net assets resulting from operations...  $         123,786   $            (164)   $           8,681
                                                                         ==================  ==================  ===================

                                                                            THE HARTFORD
                                                                               CAPITAL          THE HARTFORD
                                                                          APPRECIATION FUND     BALANCED FUND
                                                                             SUB-ACCOUNT         SUB-ACCOUNT
                                                                         ------------------  ------------------
INVESTMENT INCOME:
   Dividends...........................................................  $           3,074   $          11,526
                                                                         ------------------  ------------------

EXPENSES:
   Administrative charges..............................................             (3,604)             (4,866)
                                                                         ------------------  ------------------
     Total Expenses....................................................             (3,604)             (4,866)
                                                                         ------------------  ------------------
     Net Investment income (loss)......................................               (530)              6,660
                                                                         ------------------  ------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................              4,277               3,637
   Net realized gain distributions.....................................            206,132                  --
   Change in unrealized appreciation (depreciation) during the period..           (158,103)             74,821
                                                                         ------------------  ------------------
     Net gain (loss) on investments....................................             52,306              78,458
                                                                         ------------------  ------------------
     Net increase (decrease) in net assets resulting from operations...  $          51,776   $          85,118
                                                                         ==================  ==================

(1) Effective April 7, 2014 Hartford Growth Fund merged with Hartford Growth Opportunities Fund.



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                    SA-16

---------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    SA-17

SEPARATE ACCOUNT TWELVE


  HARTFORD LIFE INSURANCE COMPANY
  STATEMENTS OF OPERATIONS -- (CONCLUDED)
  FOR THE PERIOD ENDED DECEMBER 31, 2014
--------------------------------------------------------------------------------


                                                                            THE HARTFORD         HARTFORD        HOTCHKIS AND WILEY
                                                                              SMALLCAP         GLOBAL EQUITY          LARGE CAP
                                                                             GROWTH FUND        INCOME FUND          VALUE FUND
                                                                             SUB-ACCOUNT      SUB-ACCOUNT (2)        SUB-ACCOUNT
                                                                         ------------------  ------------------  -------------------
INVESTMENT INCOME:
   Dividends...........................................................  $              --   $              90    $              52
                                                                         ------------------  ------------------  -------------------

EXPENSES:
   Administrative charges..............................................               (449)                (56)                 (10)
                                                                         ------------------  ------------------  -------------------
     Total Expenses....................................................               (449)                (56)                 (10)
                                                                         ------------------  ------------------  -------------------
     Net Investment income (loss)......................................               (449)                 34                   42
                                                                         ------------------  ------------------  -------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................              1,069                  43                   19
   Net realized gain distributions.....................................              4,298                 642                   --
   Change in unrealized appreciation (depreciation) during the period..                788                (430)                 172
                                                                         ------------------  ------------------  -------------------
     Net gain (loss) on investments....................................              6,155                 255                  191
                                                                         ------------------  ------------------  -------------------
     Net increase (decrease) in net assets resulting from operations...  $           5,706   $             289    $             233
                                                                         ==================  ==================  ===================

                                                                             LORD ABBETT            PIMCO               VICTORY
                                                                                VALUE               TOTAL             DIVERSIFIED
                                                                         OPPORTUNITIES FUND      RETURN FUND          STOCK FUND
                                                                             SUB-ACCOUNT         SUB-ACCOUNT          SUB-ACCOUNT
                                                                         -------------------  ------------------  ------------------
INVESTMENT INCOME:
   Dividends...........................................................   $              --   $           3,597    $            237
                                                                         -------------------  ------------------  ------------------

EXPENSES:
   Administrative charges..............................................                 (83)               (412)               (104)
                                                                         -------------------  ------------------  ------------------
     Total Expenses....................................................                 (83)               (412)               (104)
                                                                         -------------------  ------------------  ------------------
     Net Investment income (loss)......................................                 (83)              3,185                 133
                                                                         -------------------  ------------------  ------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................                  10                (113)                237
   Net realized gain distributions.....................................               2,817                 789               3,740
   Change in unrealized appreciation (depreciation) during the period..              (1,014)               (559)             (1,684)
                                                                         -------------------  ------------------  ------------------
     Net gain (loss) on investments....................................               1,813                 117               2,293
                                                                         -------------------  ------------------  ------------------
     Net increase (decrease) in net assets resulting from operations...   $           1,730   $           3,302   $           2,426
                                                                         ===================  ==================  ==================

                                                                                                  INVESCO
                                                                              INVESCO           EQUITY AND
                                                                           COMSTOCK FUND        INCOME FUND
                                                                            SUB-ACCOUNT         SUB-ACCOUNT
                                                                         ------------------  ------------------
INVESTMENT INCOME:
   Dividends...........................................................  $             171   $           3,631
                                                                         ------------------  ------------------

EXPENSES:
   Administrative charges..............................................                (45)               (557)
                                                                         ------------------  ------------------
     Total Expenses....................................................                (45)               (557)
                                                                         ------------------  ------------------
     Net Investment income (loss)......................................                126               3,074
                                                                         ------------------  ------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................                 41                 103
   Net realized gain distributions.....................................                 --              12,144
   Change in unrealized appreciation (depreciation) during the period..                677              (4,171)
                                                                         ------------------  ------------------
     Net gain (loss) on investments....................................                718               8,076
                                                                         ------------------  ------------------
     Net increase (decrease) in net assets resulting from operations...  $             844   $          11,150
                                                                         ==================  ==================

(2) Effective May 30, 2014, the Hartford Global Research Fund was renamed Hartford Global Equity Income Fund.



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                    SA-18

---------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    SA-19

SEPARATE ACCOUNT TWELVE


  HARTFORD LIFE INSURANCE COMPANY
  STATEMENTS OF OPERATIONS
  FOR THE PERIOD ENDED DECEMBER 31, 2013
--------------------------------------------------------------------------------


                                                                         ALLIANCEBERNSTEIN    AMERICAN FUNDS
                                                                           INTERNATIONAL      THE GROWTH FUND      LIFEPATH 2020
                                                                            VALUE FUND        OF AMERICA FUND        PORTFOLIO
                                                                            SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT
                                                                         ------------------  ------------------  ------------------
INVESTMENT INCOME:
   Dividends...........................................................  $             524   $               4   $           1,763
                                                                         ------------------  ------------------  ------------------

EXPENSES:
   Administrative charges..............................................                (29)                (51)               (653)
                                                                         ------------------  ------------------  ------------------
     Total expenses....................................................                (29)                (51)               (653)
                                                                         ------------------  ------------------  ------------------
     Net investment income (loss)......................................                495                 (47)              1,110
                                                                         ------------------  ------------------  ------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................                  4                   7              (1,115)
   Net realized gain distributions.....................................                 --                 947               7,496
   Change in unrealized appreciation (depreciation) during the period..                858               1,904               3,215
                                                                         ------------------  ------------------  ------------------
     Net gain (loss) on investments....................................                862               2,858               9,596
                                                                         ------------------  ------------------  ------------------
     Net increase (decrease) in net assets resulting from operations...  $           1,357   $           2,811   $          10,706
                                                                         ==================  ==================  ==================

                                                                                                                      LIFEPATH
                                                                            LIFEPATH 2030       LIFEPATH 2040        RETIREMENT
                                                                              PORTFOLIO           PORTFOLIO           PORTFOLIO
                                                                             SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT
                                                                         -------------------  ------------------  ------------------
INVESTMENT INCOME:
   Dividends...........................................................   $           1,452   $           1,762   $           5,422
                                                                         -------------------  ------------------  ------------------

EXPENSES:
   Administrative charges..............................................                (486)               (628)               (558)
                                                                         -------------------  ------------------  ------------------
     Total expenses....................................................                (486)               (628)               (558)
                                                                         -------------------  ------------------  ------------------
     Net investment income (loss)......................................                 966               1,134               4,864
                                                                         -------------------  ------------------  ------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................              (1,881)             (2,485)              8,323
   Net realized gain distributions.....................................               6,481               4,975              22,648
   Change in unrealized appreciation (depreciation) during the period..               5,630              13,687             (13,508)
                                                                         -------------------  ------------------  ------------------
     Net gain (loss) on investments....................................              10,230              16,177              17,463
                                                                         -------------------  ------------------  ------------------
     Net increase (decrease) in net assets resulting from operations...   $          11,196   $          17,311   $          22,327
                                                                         ===================  ==================  ==================

                                                                                               GOLDMAN SACHS       THE HARTFORD
                                                                          CALVERT EQUITY          MID CAP          DIVIDEND AND
                                                                             PORTFOLIO          VALUE FUND          GROWTH FUND
                                                                            SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT
                                                                         ------------------  ------------------  ------------------
INVESTMENT INCOME:
   Dividends...........................................................  $              32   $             327   $          22,135
                                                                         ------------------  ------------------  ------------------

EXPENSES:
   Administrative charges..............................................               (105)               (115)             (4,693)
                                                                         ------------------  ------------------  ------------------
     Total expenses....................................................               (105)               (115)             (4,693)
                                                                         ------------------  ------------------  ------------------
     Net investment income (loss)......................................                (73)                212              17,442
                                                                         ------------------  ------------------  ------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................                 99              72,718             288,295
   Net realized gain distributions.....................................              1,134              10,667              68,638
   Change in unrealized appreciation (depreciation) during the period..              4,747              (7,927)             80,356
                                                                         ------------------  ------------------  ------------------
     Net gain (loss) on investments....................................              5,980              75,458             437,289
                                                                         ------------------  ------------------  ------------------
     Net increase (decrease) in net assets resulting from operations...  $           5,907   $          75,670   $         454,731
                                                                         ==================  ==================  ==================

                                                                            THE HARTFORD
                                                                            INTERNATIONAL
                                                                         OPPORTUNITIES FUND
                                                                             SUB-ACCOUNT
                                                                         -------------------
INVESTMENT INCOME:
   Dividends...........................................................   $             449
                                                                         -------------------

EXPENSES:
   Administrative charges..............................................                (171)
                                                                         -------------------
     Total expenses....................................................                (171)
                                                                         -------------------
     Net investment income (loss)......................................                 278
                                                                         -------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................                (439)
   Net realized gain distributions.....................................               2,000
   Change in unrealized appreciation (depreciation) during the period..               4,631
                                                                         -------------------
     Net gain (loss) on investments....................................               6,192
                                                                         -------------------
     Net increase (decrease) in net assets resulting from operations...   $           6,470
                                                                         ===================


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                    SA-20

---------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    SA-21

SEPARATE ACCOUNT TWELVE


  HARTFORD LIFE INSURANCE COMPANY
  STATEMENTS OF OPERATIONS -- (CONTINUED)
  FOR THE PERIOD ENDED DECEMBER 31, 2013
--------------------------------------------------------------------------------


                                                                            THE HARTFORD        THE HARTFORD
                                                                                SMALL            HEALTHCARE        THE HARTFORD
                                                                            COMPANY FUND            FUND            GROWTH FUND
                                                                             SUB-ACCOUNT         SUB-ACCOUNT        SUB-ACCOUNT
                                                                         ------------------  ------------------  ------------------
INVESTMENT INCOME:
   Dividends...........................................................  $              --   $              --   $              --
                                                                         ------------------  ------------------  ------------------

EXPENSES:
   Administrative charges..............................................             (1,815)             (1,862)                (56)
                                                                         ------------------  ------------------  ------------------
     Total expenses....................................................             (1,815)             (1,862)                (56)
                                                                         ------------------  ------------------  ------------------
     Net investment income (loss)......................................             (1,815)             (1,862)                (56)
                                                                         ------------------  ------------------  ------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................             43,627               4,984                  71
   Net realized gain distributions.....................................             51,326                  --               1,828
   Change in unrealized appreciation (depreciation) during the period..            104,629             141,404               2,158
                                                                         ------------------  ------------------  ------------------
     Net gain (loss) on investments....................................            199,582             146,388               4,057
                                                                         ------------------  ------------------  ------------------
     Net increase (decrease) in net assets resulting from operations...  $         197,767   $         144,526   $           4,001
                                                                         ==================  ==================  ==================

                                                                            THE HARTFORD       THE HARTFORD
                                                                               GROWTH             CAPITAL          THE HARTFORD
                                                                         OPPORTUNITIES FUND  APPRECIATION FUND     BALANCED FUND
                                                                             SUB-ACCOUNT        SUB-ACCOUNT         SUB-ACCOUNT
                                                                         ------------------  ------------------  ------------------
INVESTMENT INCOME:
   Dividends...........................................................  $              --   $           1,713   $           9,528
                                                                         ------------------  ------------------  ------------------

EXPENSES:
   Administrative charges..............................................               (148)             (2,771)             (3,984)
                                                                         ------------------  ------------------  ------------------
     Total expenses....................................................               (148)             (2,771)             (3,984)
                                                                         ------------------  ------------------  ------------------
     Net investment income (loss)......................................               (148)             (1,058)              5,544
                                                                         ------------------  ------------------  ------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................                 32               1,630               2,573
   Net realized gain distributions.....................................              1,480              28,458                  --
   Change in unrealized appreciation (depreciation) during the period..              7,378             171,020             133,094
                                                                         ------------------  ------------------  ------------------
     Net gain (loss) on investments....................................              8,890             201,108             135,667
                                                                         ------------------  ------------------  ------------------
     Net increase (decrease) in net assets resulting from operations...  $           8,742   $         200,050   $         141,211
                                                                         ==================  ==================  ==================

                                                                            THE HARTFORD        THE HARTFORD
                                                                                MONEY             SMALLCAP
                                                                             MARKET FUND         GROWTH FUND
                                                                           SUB-ACCOUNT (1)       SUB-ACCOUNT
                                                                         ------------------  ------------------
INVESTMENT INCOME:
   Dividends...........................................................  $              --   $              --
                                                                         ------------------  ------------------

EXPENSES:
   Administrative charges..............................................             (1,231)               (215)
                                                                         ------------------  ------------------
     Total expenses....................................................             (1,231)               (215)
                                                                         ------------------  ------------------
     Net investment income (loss)......................................             (1,231)               (215)
                                                                         ------------------  ------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................                 --               2,003
   Net realized gain distributions.....................................                 --               4,696
   Change in unrealized appreciation (depreciation) during the period..                 --              10,457
                                                                         ------------------  ------------------
     Net gain (loss) on investments....................................                 --              17,156
                                                                         ------------------  ------------------
     Net increase (decrease) in net assets resulting from operations...  $          (1,231)  $          16,941
                                                                         ==================  ==================

(1) Effective September 27, 2013 The Hartford Money Market Fund was liquidated.



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                    SA-22

---------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    SA-23

SEPARATE ACCOUNT TWELVE


  HARTFORD LIFE INSURANCE COMPANY
  STATEMENTS OF OPERATIONS -- (CONCLUDED)
  FOR THE PERIOD ENDED DECEMBER 31, 2013
--------------------------------------------------------------------------------


                                                                            THE HARTFORD     HOTCHKIS AND WILEY      LORD ABBETT
                                                                               GLOBAL             LARGE CAP             VALUE
                                                                            RESEARCH FUND        VALUE FUND      OPPORTUNITIES FUND
                                                                             SUB-ACCOUNT         SUB-ACCOUNT     SUB-ACCOUNT (2)(3)
                                                                         ------------------  ------------------  -------------------
INVESTMENT INCOME:
   Dividends...........................................................  $              45   $               9    $              --
                                                                         ------------------  ------------------  -------------------

EXPENSES:
   Administrative charges..............................................                (28)                 (2)                 (48)
                                                                         ------------------  ------------------  -------------------
     Total expenses....................................................                (28)                 (2)                 (48)
                                                                         ------------------  ------------------  -------------------
     Net investment income (loss)......................................                 17                   7                  (48)
                                                                         ------------------  ------------------  -------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................                125                   3                 (919)
   Net realized gain distributions.....................................              1,100                  --                3,675
   Change in unrealized appreciation (depreciation) during the period..                868                 141                  689
                                                                         ------------------  ------------------  -------------------
     Net gain (loss) on investments....................................              2,093                 144                3,445
                                                                         ------------------  ------------------  -------------------
     Net increase (decrease) in net assets resulting from operations...  $           2,110   $             151    $           3,397
                                                                         ==================  ==================  ===================

                                                                                PIMCO               VICTORY
                                                                                TOTAL             DIVERSIFIED
                                                                             RETURN FUND          STOCK FUND
                                                                             SUB-ACCOUNT          SUB-ACCOUNT
                                                                         -------------------  -------------------
INVESTMENT INCOME:
   Dividends...........................................................   $           8,176    $             132
                                                                         -------------------  -------------------

EXPENSES:
   Administrative charges..............................................                (284)                 (51)
                                                                         -------------------  -------------------
     Total expenses....................................................                (284)                 (51)
                                                                         -------------------  -------------------
     Net investment income (loss)......................................               7,892                   81
                                                                         -------------------  -------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................              (6,976)                  80
   Net realized gain distributions.....................................                 559                  374
   Change in unrealized appreciation (depreciation) during the period..             (15,660)               3,370
                                                                         -------------------  -------------------
     Net gain (loss) on investments....................................             (22,077)               3,824
                                                                         -------------------  -------------------
     Net increase (decrease) in net assets resulting from operations...   $         (14,185)   $           3,905
                                                                         ===================  ===================

                                                                                                    INVESCO
                                                                               INVESCO            EQUITY AND
                                                                            COMSTOCK FUND         INCOME FUND
                                                                             SUB-ACCOUNT          SUB-ACCOUNT
                                                                         -------------------  ------------------
INVESTMENT INCOME:
   Dividends...........................................................   $           3,300   $           2,250
                                                                         -------------------  ------------------

EXPENSES:
   Administrative charges..............................................                 (28)               (433)
                                                                         -------------------  ------------------
     Total expenses....................................................                 (28)               (433)
                                                                         -------------------  ------------------
     Net investment income (loss)......................................               3,272               1,817
                                                                         -------------------  ------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................             151,880               1,648
   Net realized gain distributions.....................................                  --               6,521
   Change in unrealized appreciation (depreciation) during the period..             (56,357)             14,021
                                                                         -------------------  ------------------
     Net gain (loss) on investments....................................              95,523              22,190
                                                                         -------------------  ------------------
     Net increase (decrease) in net assets resulting from operations...  $           98,795   $          24,007
                                                                         ===================  ==================

(2)   Funded as of July 19, 2013.

(3) Effective July 19, 2013 Lord Abbett Small Cap Blend Fund merged with Lord Abbett Value Opportunities Fund.



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                    SA-24

---------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    SA-25

SEPARATE ACCOUNT TWELVE


  HARTFORD LIFE INSURANCE COMPANY
  STATEMENTS OF CHANGES IN NET ASSETS
  FOR THE PERIOD ENDED DECEMBER 31, 2015
--------------------------------------------------------------------------------



                                                                                                   AMERICAN FUNDS
                                                                              AB INTERNATIONAL     THE GROWTH FUND
                                                                                 VALUE FUND         OF AMERICA(R)
                                                                               SUB-ACCOUNT (1)       SUB-ACCOUNT
                                                                             ------------------  ------------------
OPERATIONS:
   Net investment income (loss)............................................  $             330   $             (51)
   Net realized gain (loss) on security transactions.......................                (22)                 39
   Net realized gain distributions.........................................                 --               1,684
   Change in unrealized appreciation (depreciation) during the period......                350                (844)
                                                                             ------------------  ------------------
   Net increase (decrease) in net assets resulting from operations.........                658                 828
                                                                             ------------------  ------------------

UNIT TRANSACTIONS:
   Purchases...............................................................              1,490                  --
   Net transfers...........................................................                 --               2,156
   Surrenders for benefit payments and fees................................               (332)               (277)
   Other transactions......................................................                 --                   1
                                                                             ------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions..              1,158               1,880
                                                                             ------------------  ------------------
   Net increase (decrease) in net assets...................................              1,816               2,708

NET ASSETS:
   Beginning of period.....................................................             34,748              19,168
                                                                             ------------------  ------------------
   End of period...........................................................  $          36,564   $          21,876
                                                                             ==================  ==================


                                                                                  BLACKROCK           BLACKROCK
                                                                                 LIFEPATH(R)         LIFEPATH(R)
                                                                               2020 PORTFOLIO      2030 PORTFOLIO
                                                                               SUB-ACCOUNT (2)     SUB-ACCOUNT (3)
                                                                             ------------------  ------------------
OPERATIONS:
   Net investment income (loss)............................................  $           1,624   $           1,470
   Net realized gain (loss) on security transactions.......................             (5,539)               (429)
   Net realized gain distributions.........................................              8,043               8,931
   Change in unrealized appreciation (depreciation) during the period......             (7,307)            (13,767)
                                                                             ------------------  ------------------
   Net increase (decrease) in net assets resulting from operations.........             (3,179)             (3,795)
                                                                             ------------------  ------------------

UNIT TRANSACTIONS:
   Purchases...............................................................             13,885              27,024
   Net transfers...........................................................              7,389                  --
   Surrenders for benefit payments and fees................................            (48,617)             (2,589)
   Other transactions......................................................                 --                  --
                                                                             ------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions..            (27,343)             24,435
                                                                             ------------------  ------------------
   Net increase (decrease) in net assets...................................            (30,522)             20,640

NET ASSETS:
   Beginning of period.....................................................            159,048             106,931
                                                                             ------------------  ------------------
   End of period...........................................................  $         128,526   $         127,571
                                                                             ==================  ==================

                                                                                                      BLACKROCK
                                                                                  BLACKROCK          LIFEPATH(R)
                                                                                 LIFEPATH(R)         RETIREMENT
                                                                               2040 PORTFOLIO           FUND
                                                                               SUB-ACCOUNT (4)     SUB-ACCOUNT (5)
                                                                             ------------------  ------------------
OPERATIONS:
   Net investment income (loss)............................................  $           1,837   $           8,929
   Net realized gain (loss) on security transactions.......................               (754)             (1,114)
   Net realized gain distributions.........................................             15,069              16,863
   Change in unrealized appreciation (depreciation) during the period......            (21,623)            (33,062)
                                                                             ------------------  ------------------
   Net increase (decrease) in net assets resulting from operations.........             (5,471)             (8,384)
                                                                             ------------------  ------------------

UNIT TRANSACTIONS:
   Purchases...............................................................             51,500              49,695
   Net transfers...........................................................             11,029              (7,389)
   Surrenders for benefit payments and fees................................             (5,708)             (8,675)
   Other transactions......................................................                 --                  --
                                                                             ------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions..             56,821              33,631
                                                                             ------------------  ------------------
   Net increase (decrease) in net assets...................................             51,350              25,247

NET ASSETS:
   Beginning of period.....................................................            123,263             427,211
                                                                             ------------------  ------------------
   End of period...........................................................  $         174,613   $         452,458
                                                                             ==================  ==================


                                                                                                     GOLDMAN SACHS
                                                                               CALVERT EQUITY           MID CAP
                                                                                  PORTFOLIO           VALUE FUND
                                                                                 SUB-ACCOUNT          SUB-ACCOUNT
                                                                             -------------------  -------------------
OPERATIONS:
   Net investment income (loss)............................................  $              (54)  $              (31)
   Net realized gain (loss) on security transactions.......................                  62                 (113)
   Net realized gain distributions.........................................               8,227               10,484
   Change in unrealized appreciation (depreciation) during the period......              (7,113)             (20,090)
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from operations.........               1,122               (9,750)
                                                                             -------------------  -------------------

UNIT TRANSACTIONS:
   Purchases...............................................................               5,287                3,268
   Net transfers...........................................................                  --                5,222
   Surrenders for benefit payments and fees................................                (172)                (506)
   Other transactions......................................................                  --                   --
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions..               5,115                7,984
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets...................................               6,237               (1,766)

NET ASSETS:
   Beginning of period.....................................................              34,873               91,942
                                                                             -------------------  -------------------
   End of period...........................................................  $           41,110   $           90,176
                                                                             ===================  ===================


                                                                                THE HARTFORD         THE HARTFORD
                                                                                DIVIDEND AND         INTERNATIONAL
                                                                                 GROWTH FUND      OPPORTUNITIES FUND
                                                                                 SUB-ACCOUNT          SUB-ACCOUNT
                                                                             -------------------  -------------------
OPERATIONS:
   Net investment income (loss)............................................  $           12,615   $              247
   Net realized gain (loss) on security transactions.......................               6,554                 (707)
   Net realized gain distributions.........................................             103,829                1,135
   Change in unrealized appreciation (depreciation) during the period......            (148,056)              (1,454)
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from operations.........             (25,058)                (779)
                                                                             -------------------  -------------------

UNIT TRANSACTIONS:
   Purchases...............................................................              18,033               14,775
   Net transfers...........................................................               2,793                4,761
   Surrenders for benefit payments and fees................................             (19,429)                (292)
   Other transactions......................................................                (123)                 292
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions..               1,274               19,536
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets...................................             (23,784)              18,757

NET ASSETS:
   Beginning of period.....................................................           1,283,192               53,304
                                                                             -------------------  -------------------
   End of period...........................................................  $        1,259,408   $           72,061
                                                                             ===================  ===================

(1) Formerly AllianceBernstein International Value Fund. Change effective January 20, 2015.

(2)   Formerly LifePath 2020 Portfolio. Change effective March 31, 2015.

(3)   Formerly LifePath 2030 Portfolio. Change effective March 31, 2015.

(4)   Formerly LifePath 2040 Portfolio. Change effective March 31, 2015.

(5)   Formerly LifePath Retirement Portfolio. Change effective March 31,
      2015.



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                    SA-26

---------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    SA-27

SEPARATE ACCOUNT TWELVE


  HARTFORD LIFE INSURANCE COMPANY
  STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
  FOR THE PERIOD ENDED DECEMBER 31, 2015
--------------------------------------------------------------------------------


                                                                                  THE HARTFORD         THE HARTFORD
                                                                                      SMALL             HEALTHCARE
                                                                                  COMPANY FUND             FUND
                                                                                   SUB-ACCOUNT          SUB-ACCOUNT
                                                                               -------------------  ------------------
OPERATIONS:
   Net investment income (loss)..............................................   $          (2,443)  $           7,295
   Net realized gain (loss) on security transactions.........................                 460               4,701
   Net realized gain distributions...........................................              64,733              78,338
   Change in unrealized appreciation (depreciation) during the period........            (110,082)            (16,413)
                                                                               -------------------  ------------------
   Net increase (decrease) in net assets resulting from operations...........             (47,332)             73,921
                                                                               -------------------  ------------------

UNIT TRANSACTIONS:
   Purchases.................................................................              12,029                  20
   Net transfers.............................................................                (669)             11,628
   Surrenders for benefit payments and fees..................................              (4,591)             (6,717)
   Other transactions........................................................                 (98)                 --
                                                                               -------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions....               6,671               4,931
                                                                               -------------------  ------------------
   Net increase (decrease) in net assets.....................................             (40,661)             78,852

NET ASSETS:
   Beginning of period.......................................................             522,915             613,472
                                                                               -------------------  ------------------
   End of period.............................................................   $         482,254   $         692,324
                                                                               ===================  ==================

                                                                                  THE HARTFORD        THE HARTFORD
                                                                                     GROWTH              CAPITAL
                                                                               OPPORTUNITIES FUND   APPRECIATION FUND
                                                                                   SUB-ACCOUNT         SUB-ACCOUNT
                                                                               ------------------  -------------------
OPERATIONS:
   Net investment income (loss)..............................................  $            (410)   $            (927)
   Net realized gain (loss) on security transactions.........................                888                  190
   Net realized gain distributions...........................................              8,424               67,886
   Change in unrealized appreciation (depreciation) during the period........               (788)             (60,214)
                                                                               ------------------  -------------------
   Net increase (decrease) in net assets resulting from operations...........              8,114                6,935
                                                                               ------------------  -------------------

UNIT TRANSACTIONS:
   Purchases.................................................................             12,138               13,304
   Net transfers.............................................................             10,483               (5,339)
   Surrenders for benefit payments and fees..................................             (7,180)             (11,384)
   Other transactions........................................................                 --                   42
                                                                               ------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions....             15,441               (3,377)
                                                                               ------------------  -------------------
   Net increase (decrease) in net assets.....................................             23,555                3,558

NET ASSETS:
   Beginning of period.......................................................             79,508              820,142
                                                                               ------------------  -------------------
   End of period.............................................................  $         103,063    $         823,700
                                                                               ==================  ===================

                                                                                                      THE HARTFORD
                                                                                  THE HARTFORD          SMALLCAP
                                                                                  BALANCED FUND        GROWTH FUND
                                                                                   SUB-ACCOUNT         SUB-ACCOUNT
                                                                               ------------------  ------------------
OPERATIONS:
   Net investment income (loss)..............................................  $          13,459   $            (497)
   Net realized gain (loss) on security transactions.........................              7,518               1,440
   Net realized gain distributions...........................................                 --               7,881
   Change in unrealized appreciation (depreciation) during the period........            (30,888)            (10,358)
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from operations...........             (9,911)             (1,534)
                                                                               ------------------  ------------------

UNIT TRANSACTIONS:
   Purchases.................................................................             32,859               2,293
   Net transfers.............................................................             11,450              (1,959)
   Surrenders for benefit payments and fees..................................            (29,261)             (5,360)
   Other transactions........................................................                 --                  --
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions....             15,048              (5,026)
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets.....................................              5,137              (6,560)

NET ASSETS:
   Beginning of period.......................................................          1,035,658             103,051
                                                                               ------------------  ------------------
   End of period.............................................................  $       1,040,795   $          96,491
                                                                               ==================  ==================

                                                                                   HARTFORD        HOTCHKIS AND WILEY
                                                                                 GLOBAL EQUITY          LARGE CAP
                                                                                  INCOME FUND          VALUE FUND
                                                                                  SUB-ACCOUNT          SUB-ACCOUNT
                                                                               ------------------  -------------------
OPERATIONS:
   Net investment income (loss)..............................................  $             322    $              13
   Net realized gain (loss) on security transactions.........................                 11                    8
   Net realized gain distributions...........................................                 --                   --
   Change in unrealized appreciation (depreciation) during the period........               (804)                (187)
                                                                               ------------------  -------------------
   Net increase (decrease) in net assets resulting from operations...........               (471)                (166)
                                                                               ------------------  -------------------

UNIT TRANSACTIONS:
   Purchases.................................................................                  6                   --
   Net transfers.............................................................                992                   --
   Surrenders for benefit payments and fees..................................               (187)                 (54)
   Other transactions........................................................                 --                   --
                                                                               ------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions....                811                  (54)
                                                                               ------------------  -------------------
   Net increase (decrease) in net assets.....................................                340                 (220)

NET ASSETS:
   Beginning of period.......................................................             14,570                1,992
                                                                               ------------------  -------------------
   End of period.............................................................  $          14,910    $           1,772
                                                                               ==================  ===================

                                                                                   LORD ABBETT            PIMCO
                                                                                      VALUE               TOTAL
                                                                               OPPORTUNITIES FUND      RETURN FUND
                                                                                   SUB-ACCOUNT         SUB-ACCOUNT
                                                                               ------------------  ------------------
OPERATIONS:
   Net investment income (loss)..............................................  $             (98)  $           2,144
   Net realized gain (loss) on security transactions.........................                (86)               (144)
   Net realized gain distributions...........................................              1,721               3,664
   Change in unrealized appreciation (depreciation) during the period........             (2,349)             (5,784)
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from operations...........               (812)               (120)
                                                                               ------------------  ------------------

UNIT TRANSACTIONS:
   Purchases.................................................................              3,559               6,700
   Net transfers.............................................................                435                (898)
   Surrenders for benefit payments and fees..................................             (1,775)             (1,962)
   Other transactions........................................................                 --                 (28)
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions....              2,219               3,812
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets.....................................              1,407               3,692

NET ASSETS:
   Beginning of period.......................................................             22,158             102,851
                                                                               ------------------  ------------------
   End of period.............................................................  $          23,565   $         106,543
                                                                               ==================  ==================


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                    SA-28

---------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    SA-29

SEPARATE ACCOUNT TWELVE


  HARTFORD LIFE INSURANCE COMPANY
  STATEMENTS OF CHANGES IN NET ASSETS -- (CONCLUDED)
  FOR THE PERIOD ENDED DECEMBER 31, 2015
--------------------------------------------------------------------------------


                                                                                   VICTORY
                                                                                 DIVERSIFIED            INVESCO
                                                                                 STOCK FUND          COMSTOCK FUND
                                                                                 SUB-ACCOUNT          SUB-ACCOUNT
                                                                             -------------------  -------------------
OPERATIONS:
   Net investment income (loss)............................................  $               50   $              113
   Net realized gain (loss) on security transactions.......................                   9                   29
   Net realized gain distributions.........................................               2,677                1,020
   Change in unrealized appreciation (depreciation) during the period......              (3,758)              (1,934)
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from operations.........              (1,022)                (772)
                                                                             -------------------  -------------------

UNIT TRANSACTIONS:
   Purchases...............................................................               3,012                1,803
   Net transfers...........................................................                 872                   --
   Surrenders for benefit payments and fees................................                (278)                (155)
   Other transactions......................................................                  --                   --
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions..               3,606                1,648
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets...................................               2,584                  876

NET ASSETS:
   Beginning of period.....................................................              27,745               11,473
                                                                             -------------------  -------------------
   End of period...........................................................  $           30,329   $           12,349
                                                                             ===================  ===================

                                                                                   INVESCO
                                                                                 EQUITY AND
                                                                                 INCOME FUND
                                                                                 SUB-ACCOUNT
                                                                             -------------------
OPERATIONS:
   Net investment income (loss)............................................  $            2,659
   Net realized gain (loss) on security transactions.......................                 608
   Net realized gain distributions.........................................               3,976
   Change in unrealized appreciation (depreciation) during the period......             (11,434)
                                                                             -------------------
   Net increase (decrease) in net assets resulting from operations.........              (4,191)
                                                                             -------------------

UNIT TRANSACTIONS:
   Purchases...............................................................               6,019
   Net transfers...........................................................              (1,686)
   Surrenders for benefit payments and fees................................                (527)
   Other transactions......................................................                  (4)
                                                                             -------------------
   Net increase (decrease) in net assets resulting from unit transactions..               3,802
                                                                             -------------------
   Net increase (decrease) in net assets...................................                (389)

NET ASSETS:
   Beginning of period.....................................................             147,796
                                                                             -------------------
   End of period...........................................................  $          147,407
                                                                             ===================


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                    SA-30

---------------------------------------------------------------------------
[This page intentionally left blank]



--------------------------------------------------------------------------------
                                    SA-31

SEPARATE ACCOUNT TWELVE


  HARTFORD LIFE INSURANCE COMPANY
  STATEMENTS OF CHANGES IN NET ASSETS
  FOR THE PERIOD ENDED DECEMBER 31, 2014
--------------------------------------------------------------------------------


                                                                              ALLIANCEBERNSTEIN     AMERICAN FUNDS
                                                                                INTERNATIONAL       THE GROWTH FUND
                                                                                 VALUE FUND          OF AMERICA(R)
                                                                                 SUB-ACCOUNT          SUB-ACCOUNT
                                                                             -------------------  -------------------
OPERATIONS:
   Net investment income (loss)............................................   $             945    $             (83)
   Net realized gain (loss) on security transactions.......................                   5                   23
   Net realized gain distributions.........................................                  --                1,687
   Change in unrealized appreciation (depreciation) during the period......              (3,668)                (134)
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from operations.........              (2,718)               1,493
                                                                             -------------------  -------------------

UNIT TRANSACTIONS:
   Purchases...............................................................               3,903                1,074
   Net transfers...........................................................              22,084                  760
   Surrenders for benefit payments and fees................................                (269)                 (93)
   Other transactions......................................................                  --                   (1)
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions..              25,718                1,740
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets...................................              23,000                3,233

NET ASSETS:
   Beginning of period.....................................................              11,748               15,935
                                                                             -------------------  -------------------
   End of period...........................................................   $          34,748    $          19,168
                                                                             ===================  ===================



                                                                                LIFEPATH 2020        LIFEPATH 2030
                                                                                PORTFOLIO(R)         PORTFOLIO(R)
                                                                                 SUB-ACCOUNT          SUB-ACCOUNT
                                                                             -------------------  -------------------
OPERATIONS:
   Net investment income (loss)............................................   $           1,364   $              979
   Net realized gain (loss) on security transactions.......................                (173)                (496)
   Net realized gain distributions.........................................              16,226               12,398
   Change in unrealized appreciation (depreciation) during the period......             (12,081)              (8,469)
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from operations.........               5,336                4,412
                                                                             -------------------  -------------------

UNIT TRANSACTIONS:
   Purchases...............................................................              17,499               25,986
   Net transfers...........................................................              14,569                2,088
   Surrenders for benefit payments and fees................................              (4,509)             (28,639)
   Other transactions......................................................                  --                   --
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions..              27,559                 (565)
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets...................................              32,895                3,847

NET ASSETS:
   Beginning of period.....................................................             126,153              103,084
                                                                             -------------------  -------------------
   End of period...........................................................   $         159,048   $          106,931
                                                                             ===================  ===================


                                                                                                      LIFEPATH(R)
                                                                                LIFEPATH 2040         RETIREMENT
                                                                                PORTFOLIO(R)           PORTFOLIO
                                                                                 SUB-ACCOUNT          SUB-ACCOUNT
                                                                             -------------------  -------------------
OPERATIONS:
   Net investment income (loss)............................................  $            1,037   $            6,332
   Net realized gain (loss) on security transactions.......................                (120)                 795
   Net realized gain distributions.........................................              15,129               39,568
   Change in unrealized appreciation (depreciation) during the period......             (12,091)             (28,775)
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from operations.........               3,955               17,920
                                                                             -------------------  -------------------

UNIT TRANSACTIONS:
   Purchases...............................................................              41,055               54,709
   Net transfers...........................................................              11,217               (4,650)
   Surrenders for benefit payments and fees................................              (2,550)             (23,480)
   Other transactions......................................................                  --                   --
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions..              49,722               26,579
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets...................................              53,677               44,499

NET ASSETS:
   Beginning of period.....................................................              69,586              382,712
                                                                             -------------------  -------------------
   End of period...........................................................  $          123,263   $          427,211
                                                                             ===================  ===================


                                                                                                    GOLDMAN SACHS
                                                                               CALVERT EQUITY          MID CAP
                                                                                  PORTFOLIO          VALUE FUND
                                                                                 SUB-ACCOUNT         SUB-ACCOUNT
                                                                             ------------------  ------------------
OPERATIONS:
   Net investment income (loss)............................................  $            (136)  $              (8)
   Net realized gain (loss) on security transactions.......................                211               2,434
   Net realized gain distributions.........................................              3,128              15,600
   Change in unrealized appreciation (depreciation) during the period......                  1              (7,149)
                                                                             ------------------  ------------------
   Net increase (decrease) in net assets resulting from operations.........              3,204              10,877
                                                                             ------------------  ------------------

UNIT TRANSACTIONS:
   Purchases...............................................................              3,229               5,561
   Net transfers...........................................................               (102)                943
   Surrenders for benefit payments and fees................................               (245)             (3,814)
   Other transactions......................................................                 --                  --
                                                                             ------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions..              2,882               2,690
                                                                             ------------------  ------------------
   Net increase (decrease) in net assets...................................              6,086              13,567

NET ASSETS:
   Beginning of period.....................................................             28,787              78,375
                                                                             ------------------  ------------------
   End of period...........................................................  $          34,873   $          91,942
                                                                             ==================  ==================



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                    SA-32

---------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    SA-33

SEPARATE ACCOUNT TWELVE


  HARTFORD LIFE INSURANCE COMPANY
  STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
  FOR THE PERIOD ENDED DECEMBER 31, 2014
--------------------------------------------------------------------------------


                                                                                  THE HARTFORD        THE HARTFORD
                                                                                  DIVIDEND AND        INTERNATIONAL
                                                                                   GROWTH FUND     OPPORTUNITIES FUND
                                                                                   SUB-ACCOUNT         SUB-ACCOUNT
                                                                               ------------------  -------------------
OPERATIONS:
   Net investment income (loss)..............................................  $          11,082    $             382
   Net realized gain (loss) on security transactions.........................              6,010                    3
   Net realized gain distributions...........................................            106,600                5,919
   Change in unrealized appreciation (depreciation) during the period........             10,555               (8,906)
                                                                               ------------------  -------------------
   Net increase (decrease) in net assets resulting from operations...........            134,247               (2,602)
                                                                               ------------------  -------------------

UNIT TRANSACTIONS:
   Purchases.................................................................             39,478               11,717
   Net transfers.............................................................             17,294                3,617
   Surrenders for benefit payments and fees..................................            (17,479)                (158)
   Other transactions........................................................                 --                   --
                                                                               ------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions....             39,293               15,176
                                                                               ------------------  -------------------
   Net increase (decrease) in net assets.....................................            173,540               12,574

NET ASSETS:
   Beginning of period.......................................................          1,109,652               40,730
                                                                               ------------------  -------------------
   End of period.............................................................  $       1,283,192    $          53,304
                                                                               ==================  ===================

                                                                                  THE HARTFORD         THE HARTFORD
                                                                                      SMALL             HEALTHCARE
                                                                                  COMPANY FUND             FUND
                                                                                   SUB-ACCOUNT          SUB-ACCOUNT
                                                                               -------------------  ------------------
OPERATIONS:
   Net investment income (loss)..............................................   $          (2,314)  $          (2,660)
   Net realized gain (loss) on security transactions.........................               4,187               3,352
   Net realized gain distributions...........................................              84,762              40,004
   Change in unrealized appreciation (depreciation) during the period........             (56,874)             83,090
                                                                               -------------------  ------------------
   Net increase (decrease) in net assets resulting from operations...........              29,761             123,786
                                                                               -------------------  ------------------

UNIT TRANSACTIONS:
   Purchases.................................................................              15,008               8,899
   Net transfers.............................................................             (11,909)             18,037
   Surrenders for benefit payments and fees..................................              (5,349)             (5,204)
   Other transactions........................................................                  --                  --
                                                                               -------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions....              (2,250)             21,732
                                                                               -------------------  ------------------
   Net increase (decrease) in net assets.....................................              27,511             145,518

NET ASSETS:
   Beginning of period.......................................................             495,404             467,954
                                                                               -------------------  ------------------
   End of period.............................................................   $         522,915   $         613,472
                                                                               ===================  ==================

                                                                                                      THE HARTFORD
                                                                                 THE HARTFORD            GROWTH
                                                                                  GROWTH FUND      OPPORTUNITIES FUND
                                                                                SUB-ACCOUNT (1)      SUB-ACCOUNT (1)
                                                                               ------------------  ------------------
OPERATIONS:
   Net investment income (loss)..............................................  $             (21)   $           (284)
   Net realized gain (loss) on security transactions.........................                825                 213
   Net realized gain distributions...........................................              1,173              13,677
   Change in unrealized appreciation (depreciation) during the period........             (2,141)             (4,925)
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from operations...........               (164)              8,681
                                                                               ------------------  ------------------

UNIT TRANSACTIONS:
   Purchases.................................................................                859               6,596
   Net transfers.............................................................            (18,179)             24,910
   Surrenders for benefit payments and fees..................................               (749)             (1,312)
   Other transactions........................................................                 (1)                 --
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions....            (18,070)             30,194
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets.....................................            (18,234)             38,875

NET ASSETS:
   Beginning of period.......................................................             18,234              40,633
                                                                               ------------------  ------------------
   End of period.............................................................  $              --    $         79,508
                                                                               ==================  ==================

                                                                                 THE HARTFORD
                                                                                    CAPITAL          THE HARTFORD
                                                                               APPRECIATION FUND     BALANCED FUND
                                                                                  SUB-ACCOUNT         SUB-ACCOUNT
                                                                               ------------------  ------------------
OPERATIONS:
   Net investment income (loss)..............................................  $            (530)  $           6,660
   Net realized gain (loss) on security transactions.........................              4,277               3,637
   Net realized gain distributions...........................................            206,132                  --
   Change in unrealized appreciation (depreciation) during the period........           (158,103)             74,821
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from operations...........             51,776              85,118
                                                                               ------------------  ------------------

UNIT TRANSACTIONS:
   Purchases.................................................................             42,087              46,043
   Net transfers.............................................................             (2,561)                776
   Surrenders for benefit payments and fees..................................            (12,377)            (12,983)
   Other transactions........................................................                 (1)                 --
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions....             27,148              33,836
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets.....................................             78,924             118,954

NET ASSETS:
   Beginning of period.......................................................            741,218             916,704
                                                                               ------------------  ------------------
   End of period.............................................................  $         820,142   $       1,035,658
                                                                               ==================  ==================

(1) Effective April 7, 2014 Hartford Growth Fund merged with Hartford Growth Opportunities Fund.



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                    SA-34

---------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    SA-35

SEPARATE ACCOUNT TWELVE


  HARTFORD LIFE INSURANCE COMPANY
  STATEMENTS OF CHANGES IN NET ASSETS -- (CONCLUDED)
  FOR THE PERIOD ENDED DECEMBER 31, 2014
--------------------------------------------------------------------------------


                                                                                  THE HARTFORD         HARTFORD
                                                                                    SMALLCAP         GLOBAL EQUITY
                                                                                   GROWTH FUND        INCOME FUND
                                                                                   SUB-ACCOUNT      SUB-ACCOUNT (2)
                                                                               ------------------  ------------------
OPERATIONS:
   Net investment income (loss)..............................................  $            (449)  $              34
   Net realized gain (loss) on security transactions.........................              1,069                  43
   Net realized gain distributions...........................................              4,298                 642
   Change in unrealized appreciation (depreciation) during the period........                788                (430)
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from operations...........              5,706                 289
                                                                               ------------------  ------------------

UNIT TRANSACTIONS:
   Purchases.................................................................              9,036                 428
   Net transfers.............................................................             (5,497)                419
   Surrenders for benefit payments and fees..................................             (1,939)               (333)
   Other transactions........................................................                 --                  --
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions....              1,600                 514
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets.....................................              7,306                 803

NET ASSETS:
   Beginning of period.......................................................             95,745              13,767
                                                                               ------------------  ------------------
   End of period.............................................................  $         103,051   $          14,570
                                                                               ==================  ==================

                                                                               HOTCHKIS AND WILEY       LORD ABBETT
                                                                                    LARGE CAP              VALUE
                                                                                   VALUE FUND       OPPORTUNITIES FUND
                                                                                   SUB-ACCOUNT          SUB-ACCOUNT
                                                                               -------------------  -------------------
OPERATIONS:
   Net investment income (loss)..............................................   $              42    $             (83)
   Net realized gain (loss) on security transactions.........................                  19                   10
   Net realized gain distributions...........................................                  --                2,817
   Change in unrealized appreciation (depreciation) during the period........                 172               (1,014)
                                                                               -------------------  -------------------
   Net increase (decrease) in net assets resulting from operations...........                 233                1,730
                                                                               -------------------  -------------------

UNIT TRANSACTIONS:
   Purchases.................................................................                 407                1,725
   Net transfers.............................................................                  22                   --
   Surrenders for benefit payments and fees..................................                 (57)                (278)
   Other transactions........................................................                  --                   --
                                                                               -------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions....                 372                1,447
                                                                               -------------------  -------------------
   Net increase (decrease) in net assets.....................................                 605                3,177

NET ASSETS:
   Beginning of period.......................................................               1,387               18,981
                                                                               -------------------  -------------------
   End of period.............................................................   $           1,992    $          22,158
                                                                               ===================  ===================

                                                                                     PIMCO               VICTORY
                                                                                     TOTAL             DIVERSIFIED
                                                                                  RETURN FUND          STOCK FUND
                                                                                  SUB-ACCOUNT          SUB-ACCOUNT
                                                                               ------------------  ------------------
OPERATIONS:
   Net investment income (loss)..............................................  $           3,185    $            133
   Net realized gain (loss) on security transactions.........................               (113)                237
   Net realized gain distributions...........................................                789               3,740
   Change in unrealized appreciation (depreciation) during the period........               (559)             (1,684)
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from operations...........              3,302               2,426
                                                                               ------------------  ------------------

UNIT TRANSACTIONS:
   Purchases.................................................................             19,052               1,929
   Net transfers.............................................................             (2,605)              2,737
   Surrenders for benefit payments and fees..................................             (1,651)               (851)
   Other transactions........................................................                  2                  --
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions....             14,798               3,815
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets.....................................             18,100               6,241

NET ASSETS:
   Beginning of period.......................................................             84,751              21,504
                                                                               ------------------  ------------------
   End of period.............................................................  $         102,851    $         27,745
                                                                               ==================  ==================

                                                                                                        INVESCO
                                                                                    INVESCO           EQUITY AND
                                                                                 COMSTOCK FUND        INCOME FUND
                                                                                  SUB-ACCOUNT         SUB-ACCOUNT
                                                                               ------------------  ------------------
OPERATIONS:
   Net investment income (loss)..............................................  $             126   $           3,074
   Net realized gain (loss) on security transactions.........................                 41                 103
   Net realized gain distributions...........................................                 --              12,144
   Change in unrealized appreciation (depreciation) during the period........                677              (4,171)
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from operations...........                844              11,150
                                                                               ------------------  ------------------

UNIT TRANSACTIONS:
   Purchases.................................................................              2,156              10,307
   Net transfers.............................................................                 --                 238
   Surrenders for benefit payments and fees..................................               (156)               (200)
   Other transactions........................................................                 --                  --
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions....              2,000              10,345
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets.....................................              2,844              21,495

NET ASSETS:
   Beginning of period.......................................................              8,629             126,301
                                                                               ------------------  ------------------
   End of period.............................................................  $          11,473   $         147,796
                                                                               ==================  ==================

(2) Effective May 30, 2014, the Hartford Global Research Fund was renamed Hartford Global Equity Income Fund.



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                    SA-36

---------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    SA-37

SEPARATE ACCOUNT TWELVE


  HARTFORD LIFE INSURANCE COMPANY
  STATEMENTS OF CHANGES IN NET ASSETS
  FOR THE PERIOD ENDED DECEMBER 31, 2013
--------------------------------------------------------------------------------


                                                                             ALLIANCEBERNSTEIN    AMERICAN FUNDS
                                                                               INTERNATIONAL      THE GROWTH FUND
                                                                                VALUE FUND        OF AMERICA FUND
                                                                                SUB-ACCOUNT         SUB-ACCOUNT
                                                                             ------------------  ------------------
OPERATIONS:
   Net investment income (loss)............................................  $             495   $             (47)
   Net realized gain (loss) on security transactions.......................                  4                   7
   Net realized gain distributions.........................................                 --                 947
   Change in unrealized appreciation (depreciation) during the period......                858               1,904
                                                                             ------------------  ------------------
   Net increase (decrease) in net assets resulting from operations.........              1,357               2,811
                                                                             ------------------  ------------------

UNIT TRANSACTIONS:
   Purchases...............................................................              1,855               2,326
   Net transfers...........................................................              6,387              10,479
   Surrenders for benefit payments and fees................................               (186)                (49)
   Other transactions......................................................                 --                  --
                                                                             ------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions..              8,056              12,756
                                                                             ------------------  ------------------
   Net increase (decrease) in net assets...................................              9,413              15,567

NET ASSETS:
   Beginning of period.....................................................              2,335                 368
                                                                             ------------------  ------------------
   End of period...........................................................  $          11,748   $          15,935
                                                                             ==================  ==================


                                                                               LIFEPATH 2020        LIFEPATH 2030
                                                                                 PORTFOLIO            PORTFOLIO
                                                                                SUB-ACCOUNT          SUB-ACCOUNT
                                                                             ------------------  -------------------
OPERATIONS:
   Net investment income (loss)............................................  $           1,110    $             966
   Net realized gain (loss) on security transactions.......................             (1,115)              (1,881)
   Net realized gain distributions.........................................              7,496                6,481
   Change in unrealized appreciation (depreciation) during the period......              3,215                5,630
                                                                             ------------------  -------------------
   Net increase (decrease) in net assets resulting from operations.........             10,706               11,196
                                                                             ------------------  -------------------

UNIT TRANSACTIONS:
   Purchases...............................................................             17,612               24,116
   Net transfers...........................................................                 --               40,737
   Surrenders for benefit payments and fees................................            (28,533)             (47,994)
   Other transactions......................................................                 --                   --
                                                                             ------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions..            (10,921)              16,859
                                                                             ------------------  -------------------
   Net increase (decrease) in net assets...................................               (215)              28,055

NET ASSETS:
   Beginning of period.....................................................            126,368               75,029
                                                                             ------------------  -------------------
   End of period...........................................................  $         126,153    $         103,084
                                                                             ==================  ===================

                                                                                                     LIFEPATH
                                                                               LIFEPATH 2040        RETIREMENT
                                                                                 PORTFOLIO           PORTFOLIO
                                                                                SUB-ACCOUNT         SUB-ACCOUNT
                                                                             ------------------  ------------------
OPERATIONS:
   Net investment income (loss)............................................  $           1,134   $           4,864
   Net realized gain (loss) on security transactions.......................             (2,485)              8,323
   Net realized gain distributions.........................................              4,975              22,648
   Change in unrealized appreciation (depreciation) during the period......             13,687             (13,508)
                                                                             ------------------  ------------------
   Net increase (decrease) in net assets resulting from operations.........             17,311              22,327
                                                                             ------------------  ------------------

UNIT TRANSACTIONS:
   Purchases...............................................................             47,289              81,247
   Net transfers...........................................................             13,367              (4,606)
   Surrenders for benefit payments and fees................................           (139,394)           (165,458)
   Other transactions......................................................                 --                  --
                                                                             ------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions..            (78,738)            (88,817)
                                                                             ------------------  ------------------
   Net increase (decrease) in net assets...................................            (61,427)            (66,490)

NET ASSETS:
   Beginning of period.....................................................            131,013             449,202
                                                                             ------------------  ------------------
   End of period...........................................................  $          69,586   $         382,712
                                                                             ==================  ==================

                                                                                                   GOLDMAN SACHS
                                                                              CALVERT EQUITY          MID CAP
                                                                                 PORTFOLIO          VALUE FUND
                                                                                SUB-ACCOUNT         SUB-ACCOUNT
                                                                             ------------------  ------------------
OPERATIONS:
   Net investment income (loss)............................................  $             (73)  $             212
   Net realized gain (loss) on security transactions.......................                 99              72,718
   Net realized gain distributions.........................................              1,134              10,667
   Change in unrealized appreciation (depreciation) during the period......              4,747              (7,927)
                                                                             ------------------  ------------------
   Net increase (decrease) in net assets resulting from operations.........              5,907              75,670
                                                                             ------------------  ------------------

UNIT TRANSACTIONS:
   Purchases...............................................................              3,167              10,451
   Net transfers...........................................................              4,687              46,257
   Surrenders for benefit payments and fees................................               (379)           (356,079)
   Other transactions......................................................                 (1)                 --
                                                                             ------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions..              7,474            (299,371)
                                                                             ------------------  ------------------
   Net increase (decrease) in net assets...................................             13,381            (223,701)

NET ASSETS:
   Beginning of period.....................................................             15,406             302,076
                                                                             ------------------  ------------------
   End of period...........................................................  $          28,787   $          78,375
                                                                             ==================  ==================

                                                                               THE HARTFORD         THE HARTFORD
                                                                               DIVIDEND AND         INTERNATIONAL
                                                                                GROWTH FUND      OPPORTUNITIES FUND
                                                                                SUB-ACCOUNT          SUB-ACCOUNT
                                                                             ------------------  -------------------
OPERATIONS:
   Net investment income (loss)............................................  $          17,442    $             278
   Net realized gain (loss) on security transactions.......................            288,295                 (439)
   Net realized gain distributions.........................................             68,638                2,000
   Change in unrealized appreciation (depreciation) during the period......             80,356                4,631
                                                                             ------------------  -------------------
   Net increase (decrease) in net assets resulting from operations.........            454,731                6,470
                                                                             ------------------  -------------------

UNIT TRANSACTIONS:
   Purchases...............................................................             97,848                9,989
   Net transfers...........................................................             15,765               (5,137)
   Surrenders for benefit payments and fees................................         (1,252,735)              (1,940)
   Other transactions......................................................                 --                   --
                                                                             ------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions..         (1,139,122)               2,912
                                                                             ------------------  -------------------
   Net increase (decrease) in net assets...................................           (684,391)               9,382

NET ASSETS:
   Beginning of period.....................................................          1,794,043               31,348
                                                                             ------------------  -------------------
   End of period...........................................................  $       1,109,652    $          40,730
                                                                             ==================  ===================


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                    SA-38

---------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    SA-39

SEPARATE ACCOUNT TWELVE


  HARTFORD LIFE INSURANCE COMPANY
  STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
  FOR THE PERIOD ENDED DECEMBER 31, 2013
--------------------------------------------------------------------------------


                                                                                  THE HARTFORD        THE HARTFORD
                                                                                      SMALL            HEALTHCARE
                                                                                  COMPANY FUND            FUND
                                                                                   SUB-ACCOUNT         SUB-ACCOUNT
                                                                               ------------------  ------------------
OPERATIONS:
   Net investment income (loss)..............................................   $         (1,815)  $          (1,862)
   Net realized gain (loss) on security transactions.........................             43,627               4,984
   Net realized gain distributions...........................................             51,326                  --
   Change in unrealized appreciation (depreciation) during the period........            104,629             141,404
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from operations...........            197,767             144,526
                                                                               ------------------  ------------------

UNIT TRANSACTIONS:
   Purchases.................................................................             37,275              38,140
   Net transfers.............................................................             37,557              (2,268)
   Surrenders for benefit payments and fees..................................           (302,929)             (3,831)
   Other transactions........................................................                 --                  --
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions....           (228,097)             32,041
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets.....................................            (30,330)            176,567

NET ASSETS:
   Beginning of period.......................................................            525,734             291,387
                                                                               ------------------  ------------------
   End of period.............................................................   $        495,404   $         467,954
                                                                               ==================  ==================

                                                                                                      THE HARTFORD
                                                                                 THE HARTFORD            GROWTH
                                                                                  GROWTH FUND      OPPORTUNITIES FUND
                                                                                  SUB-ACCOUNT          SUB-ACCOUNT
                                                                               ------------------  ------------------
OPERATIONS:
   Net investment income (loss)..............................................  $             (56)  $            (148)
   Net realized gain (loss) on security transactions.........................                 71                  32
   Net realized gain distributions...........................................              1,828               1,480
   Change in unrealized appreciation (depreciation) during the period........              2,158               7,378
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from operations...........              4,001               8,742
                                                                               ------------------  ------------------

UNIT TRANSACTIONS:
   Purchases.................................................................              4,431               5,967
   Net transfers.............................................................                678              16,949
   Surrenders for benefit payments and fees..................................               (706)               (173)
   Other transactions........................................................                 --                  --
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions....              4,403              22,743
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets.....................................              8,404              31,485

NET ASSETS:
   Beginning of period.......................................................              9,830               9,148
                                                                               ------------------  ------------------
   End of period.............................................................  $          18,234   $          40,633
                                                                               ==================  ==================

                                                                                 THE HARTFORD
                                                                                    CAPITAL          THE HARTFORD
                                                                               APPRECIATION FUND     BALANCED FUND
                                                                                  SUB-ACCOUNT         SUB-ACCOUNT
                                                                               ------------------  ------------------
OPERATIONS:
   Net investment income (loss)..............................................  $          (1,058)  $           5,544
   Net realized gain (loss) on security transactions.........................              1,630               2,573
   Net realized gain distributions...........................................             28,458                  --
   Change in unrealized appreciation (depreciation) during the period........            171,020             133,094
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from operations...........            200,050             141,211
                                                                               ------------------  ------------------

UNIT TRANSACTIONS:
   Purchases.................................................................             65,554             117,982
   Net transfers.............................................................             50,671                 342
   Surrenders for benefit payments and fees..................................             (8,225)            (14,821)
   Other transactions........................................................                 --                  --
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions....            108,000             103,503
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets.....................................            308,050             244,714

NET ASSETS:
   Beginning of period.......................................................            433,168             671,990
                                                                               ------------------  ------------------
   End of period.............................................................  $         741,218   $         916,704
                                                                               ==================  ==================

                                                                                  THE HARTFORD        THE HARTFORD
                                                                                      MONEY             SMALLCAP
                                                                                   MARKET FUND         GROWTH FUND
                                                                                 SUB-ACCOUNT (1)       SUB-ACCOUNT
                                                                               ------------------  ------------------
OPERATIONS:
   Net investment income (loss)..............................................   $         (1,231)  $            (215)
   Net realized gain (loss) on security transactions.........................                 --               2,003
   Net realized gain distributions...........................................                 --               4,696
   Change in unrealized appreciation (depreciation) during the period........                 --              10,457
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from operations...........             (1,231)             16,941
                                                                               ------------------  ------------------

UNIT TRANSACTIONS:
   Purchases.................................................................             23,061               8,994
   Net transfers.............................................................           (398,065)             51,900
   Surrenders for benefit payments and fees..................................            (18,326)             (1,595)
   Other transactions........................................................                 (1)                 --
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions....           (393,331)             59,299
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets.....................................           (394,562)             76,240

NET ASSETS:
   Beginning of period.......................................................            394,562              19,505
                                                                               ------------------  ------------------
   End of period.............................................................   $             --   $          95,745
                                                                               ==================  ==================

(1) Effective September 27, 2013 The Hartford Money Market Fund was liquidated.



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                    SA-40

---------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    SA-41

SEPARATE ACCOUNT TWELVE


  HARTFORD LIFE INSURANCE COMPANY
  STATEMENTS OF CHANGES IN NET ASSETS -- (CONCLUDED)
  FOR THE PERIOD ENDED DECEMBER 31, 2013
--------------------------------------------------------------------------------


                                                                                  THE HARTFORD     HOTCHKIS AND WILEY
                                                                                     GLOBAL             LARGE CAP
                                                                                  RESEARCH FUND        VALUE FUND
                                                                                   SUB-ACCOUNT         SUB-ACCOUNT
                                                                               ------------------  ------------------
OPERATIONS:
   Net investment income (loss)..............................................  $              17   $               7
   Net realized gain (loss) on security transactions.........................                125                   3
   Net realized gain distributions...........................................              1,100                  --
   Change in unrealized appreciation (depreciation) during the period........                868                 141
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from operations...........              2,110                 151
                                                                               ------------------  ------------------

UNIT TRANSACTIONS:
   Purchases.................................................................              1,286               1,151
   Net transfers.............................................................              8,114                  --
   Surrenders for benefit payments and fees..................................               (436)                (36)
   Other transactions........................................................                 --                  (1)
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions....              8,964               1,114
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets.....................................             11,074               1,265

NET ASSETS:
   Beginning of period.......................................................              2,693                 122
                                                                               ------------------  ------------------
   End of period.............................................................  $          13,767   $           1,387
                                                                               ==================  ==================

                                                                                   LORD ABBETT             PIMCO
                                                                                      VALUE                TOTAL
                                                                               OPPORTUNITIES FUND       RETURN FUND
                                                                               SUB-ACCOUNT (2)(3)       SUB-ACCOUNT
                                                                               -------------------  -------------------
OPERATIONS:
   Net investment income (loss)..............................................   $             (48)   $           7,892
   Net realized gain (loss) on security transactions.........................                (919)              (6,976)
   Net realized gain distributions...........................................               3,675                  559
   Change in unrealized appreciation (depreciation) during the period........                 689              (15,660)
                                                                               -------------------  -------------------
   Net increase (decrease) in net assets resulting from operations...........               3,397              (14,185)
                                                                               -------------------  -------------------

UNIT TRANSACTIONS:
   Purchases.................................................................               3,193               17,945
   Net transfers.............................................................               4,092              (24,809)
   Surrenders for benefit payments and fees..................................                 (79)            (483,305)
   Other transactions........................................................                  --                   (2)
                                                                               -------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions....               7,206             (490,171)
                                                                               -------------------  -------------------
   Net increase (decrease) in net assets.....................................              10,603             (504,356)

NET ASSETS:
   Beginning of period.......................................................               8,378              589,107
                                                                               -------------------  -------------------
   End of period.............................................................   $          18,981    $          84,751
                                                                               ===================  ===================

                                                                                     VICTORY
                                                                                   DIVERSIFIED            INVESCO
                                                                                   STOCK FUND          COMSTOCK FUND
                                                                                   SUB-ACCOUNT          SUB-ACCOUNT
                                                                               -------------------  -------------------
OPERATIONS:
   Net investment income (loss)..............................................   $              81    $           3,272
   Net realized gain (loss) on security transactions.........................                  80              151,880
   Net realized gain distributions...........................................                 374                   --
   Change in unrealized appreciation (depreciation) during the period........               3,370              (56,357)
                                                                               -------------------  -------------------
   Net increase (decrease) in net assets resulting from operations...........               3,905               98,795
                                                                               -------------------  -------------------

UNIT TRANSACTIONS:
   Purchases.................................................................               2,801                1,862
   Net transfers.............................................................              10,010                1,811
   Surrenders for benefit payments and fees..................................                (305)            (506,055)
   Other transactions........................................................                  --                   --
                                                                               -------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions....              12,506             (502,382)
                                                                               -------------------  -------------------
   Net increase (decrease) in net assets.....................................              16,411             (403,587)

NET ASSETS:
   Beginning of period.......................................................               5,093              412,216
                                                                               -------------------  -------------------
   End of period.............................................................   $          21,504    $           8,629
                                                                               ===================  ===================

                                                                                     INVESCO
                                                                                   EQUITY AND
                                                                                   INCOME FUND
                                                                                   SUB-ACCOUNT
                                                                               ------------------
OPERATIONS:
   Net investment income (loss)..............................................  $           1,817
   Net realized gain (loss) on security transactions.........................              1,648
   Net realized gain distributions...........................................              6,521
   Change in unrealized appreciation (depreciation) during the period........             14,021
                                                                               ------------------
   Net increase (decrease) in net assets resulting from operations...........             24,007
                                                                               ------------------

UNIT TRANSACTIONS:
   Purchases.................................................................              4,914
   Net transfers.............................................................              3,838
   Surrenders for benefit payments and fees..................................               (514)
   Other transactions........................................................                 --
                                                                               ------------------
   Net increase (decrease) in net assets resulting from unit transactions....              8,238
                                                                               ------------------
   Net increase (decrease) in net assets.....................................             32,245

NET ASSETS:
   Beginning of period.......................................................             94,056
                                                                               ------------------
   End of period.............................................................  $         126,301
                                                                               ==================

(2)   Funded as of July 19, 2013.

(3) Effective July 19, 2013 Lord Abbett Small Cap Blend Fund merged with Lord Abbett Value Opportunities Fund.



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                    SA-42

---------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    SA-43

SEPARATE ACCOUNT TWELVE


  HARTFORD LIFE INSURANCE COMPANY
  NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


---------------------------------------------------------------------------
I.   ORGANIZATION

     Separate Account Twelve (the "Account") is a separate investment account established by Hartford Life Insurance Company (the "Sponsor Company") and is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940, as amended. Both the Sponsor Company and the Account are subject to supervision and regulation by the Department of Insurance of the State of Connecticut and the SEC.

     On January 1, 2013, the Sponsor Company entered into a reinsurance agreement with Massachusetts Mutual Life Insurance Company (the "Agent for Service") to re-insure the obligations of the Sponsor Company and to provide administration of the Account. The contract owners of the Sponsor Company direct their deposits into various investment options (the "Sub-Accounts") within the Account.

     The Account is comprised of the following Sub-Accounts:

     the AB International Value Fund (formerly AllianceBernstein International Value Fund), American Funds The Growth Fund of America(R), BlackRock LifePath(R) 2020 Portfolio (formerly LifePath 2020 Portfolio), BlackRock LifePath(R) 2030 Portfolio (formerly LifePath 2030 Portfolio), BlackRock LifePath(R) 2040 Portfolio (formerly LifePath 2040 Portfolio), BlackRock LifePath(R) Retirement Fund (formerly LIfePath Retirement Portfolio), Calvert Equity Portfolio, Goldman Sachs Mid Cap Value Fund, The Hartford Dividend and Growth Fund, The Hartford International Opportunities Fund, The Hartford Small Company Fund, The Hartford Healthcare Fund, The Hartford Growth Opportunities Fund, The Hartford Capital Appreciation Fund, The Hartford Balanced Fund, The Hartford SmallCap Growth Fund, Hartford Global Equity Income Fund, Hotchkis and Wiley Large Cap Value Fund, Lord Abbett Value Opportunities Fund, PIMCO Total Return Fund, Victory Diversified Stock Fund, Invesco Comstock Fund, and Invesco Equity and Income Fund

     The sub-accounts are invested in mutual funds (the "Funds") of the same name.

     If a Fund is subject to a merger by the fund manager, the Sub-account invested in the surviving Fund acquires the net assets of the Sub-Account associated with the merging fund on the date disclosed. These amounts are reflected in the statements of changes in net assets as a net transfer. There were no funds subject to a merger in 2015. For financial statement purposes, assets received by the Sub-Account were recorded at fair value in 2014 as follows:


     SURVIVING SUB-ACCOUNT                    ASSETS RECEIVED IN 2014
     ---------------------------------------  -----------------------
     The Hartford Growth
       Opportunities Fund...................          $19,691

     Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the Sponsor Company's other assets and liabilities and are not chargeable with liabilities arising out of any other business the Sponsor Company may conduct.

2.   SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies of the Account, which are in accordance with accounting principles generally accepted in the United States of America (U.S. GAAP):

     a) SECURITY TRANSACTIONS -- Security transactions are recorded on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sales of securities are computed using the average cost method. Dividend income is either accrued daily or as of the ex-dividend date based upon the fund. Net realized gain distributions income is accrued as of the ex-dividend date. Net realized gain distributions income represents those dividends from the Funds, which are characterized as capital gains under tax regulations.

     b) UNIT TRANSACTIONS -- Unit transactions are executed based on the unit values calculated at the close of the business day.

     c) FEDERAL INCOME TAXES -- The operations of the Account form a part of, and are taxed with, the total operations of the Sponsor Company, which is taxed as an insurance company under the Internal Revenue Code (IRC). Under the current provisions of the IRC, the Sponsor Company does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited to the contract owners. Based on this, no charge is being made currently to the Account for federal income taxes. The Sponsor Company will review periodically the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the contracts.

     d) USE OF ESTIMATES -- The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Actual results


--------------------------------------------------------------------------------
                                    SA-44

---------------------------------------------------------------------------
        could differ from those estimates. The most significant estimate contained within the financial statements are the fair value measurements.

     e) MORTALITY RISK -- The mortality risk associated with net assets allocated to contracts in the annuity period is determined using certain mortality tables. The mortality risk is fully borne by the Sponsor Company and may result in additional amounts being transferred into the Account by the Sponsor Company to cover greater longevity of contract owners than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the Sponsor Company.

     f) FAIR VALUE MEASUREMENTS -- The Sub-Accounts' investments are carried at fair value in the Account's financial statements. The investments in shares of the Funds are valued at the December 31, 2015 closing net asset value as determined by the appropriate Fund manager. For financial instruments that are carried at fair value, a hierarchy is used to place the instruments into three broad levels (Levels 1, 2 and 3) by prioritizing the inputs in the valuation techniques used to measure fair value.

        Level 1: Observable inputs that reflect unadjusted quoted prices for identical assets or liabilities in active markets that the Account has the ability to access at the measurement date. Level 1 investments include highly liquid open-ended management investment companies ("mutual funds").

        Level 2: Observable inputs, other than unadjusted quoted prices included in Level 1, for the asset or liability or prices for similar assets and liabilities. Level 2 investments include those that are model priced by vendors using observable inputs.

        Level 3: Valuations that are derived from techniques in which one or more of the significant inputs are unobservable (including assumptions about risk). Because Level 3 fair values, by their nature, contain unobservable market inputs, considerable judgment is used to determine the Level 3 fair values. Level 3 fair values represent the best estimate of an amount that could be realized in a current market exchange absent actual market exchanges.

        In certain cases, the inputs used to measure fair value fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement.

        As of December 31, 2015, the Sub-Accounts invest in mutual funds which are carried at fair value and represent Level 1 investments under the fair value hierarchy levels. There were no Level 2 or Level 3 investments in the Sub-Accounts. The Account's policy is to recognize transfers of securities among the levels at the beginning of the reporting period. There were no transfers among the levels for the periods ended December 31, 2015 and 2014.

3.   ADMINISTRATION OF THE ACCOUNT AND RELATED CHARGES

     Each Sub-Account is charged certain fees, according to contract terms, as follows:

     a) PROGRAM AND ADMINISTRATIVE CHARGES -- The Sponsor Company provides administrative services to the Account and receives a maximum annual fee of 0.50% of the Sub-Account's average daily net assets for these services. These charges are reflected in the accompanying statements of operations as a reduction in unit value.

     b) TAX EXPENSE CHARGES -- If applicable, the Sponsor Company will make deductions up to a maximum rate of 3.50% of the contract's average daily net assets to meet premium tax requirements. An additional tax charge based on a percentage of the Sub-Account's average daily net assets may be assessed on partial withdrawals or surrenders. These charges are a redemption of units from applicable contract owners' accounts and are reflected in surrenders for benefit payments and fees on the accompanying statements of changes in net assets.

     c) ANNUAL MAINTENANCE FEES -- An annual maintenance fee up to $30 may be charged. These charges are deducted through a redemption of units from applicable contract owners' accounts and are reflected in surrenders for benefit payments and fees on the accompanying statements of changes in net assets.

     d) TRANSACTION WITH RELATED PARTY -- Hartford Funds, an affiliate of the Sponsor, provides investment advisory services to the Hartford HLS Funds and charges advisory fees at a maximum annual rate of 0.9% of the Funds' average daily net assets. These fees are deducted from the mutual fund assets and are reflected through a reduction of the mutual fund net asset value.



--------------------------------------------------------------------------------
                                    SA-45

SEPARATE ACCOUNT TWELVE


  HARTFORD LIFE INSURANCE COMPANY
  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
--------------------------------------------------------------------------------


---------------------------------------------------------------------------
4.   PURCHASES AND SALES OF INVESTMENTS:

     The cost of purchases and proceeds from sales of investments for the period ended December 31, 2015 were as follows:


                                                                                                           PURCHASES      PROCEEDS
SUB-ACCOUNT                                                                                                 AT COST      FROM SALES
---------------------------------------------------------------------------------------------------       ----------    ------------
AB International Value Fund*.......................................................................       $    1,975    $        482
American Funds The Growth Fund of America(R).......................................................            3,894             381
BlackRock LifePath(R) 2020 Portfolio*..............................................................           31,407          49,083
BlackRock LifePath(R) 2030 Portfolio*..............................................................           37,936           3,095
BlackRock LifePath(R) 2040 Portfolio*..............................................................           79,932           6,200
BlackRock LifePath(R) Retirement Fund*.............................................................           75,533          16,114
Calvert Equity Portfolio...........................................................................           13,574             282
Goldman Sachs Mid Cap Value Fund...................................................................           19,533           1,095
The Hartford Dividend and Growth Fund..............................................................          159,331          41,613
The Hartford International Opportunities Fund......................................................           25,216           4,303
The Hartford Small Company Fund....................................................................           80,203          11,236
The Hartford Healthcare Fund.......................................................................          100,561           9,987
The Hartford Growth Opportunities Fund.............................................................           31,984           8,530
The Hartford Capital Appreciation Fund.............................................................           93,509          29,927
The Hartford Balanced Fund.........................................................................           61,325          32,818
The Hartford SmallCap Growth Fund..................................................................           10,822           8,469
Hartford Global Equity Income Fund.................................................................            1,375             247
Hotchkis and Wiley Large Cap Value Fund............................................................               23              65
Lord Abbett Value Opportunities Fund...............................................................            5,943           2,098
PIMCO Total Return Fund............................................................................           16,075           6,457
Victory Diversified Stock Fund.....................................................................            6,674             341
Invesco Comstock Fund..............................................................................            2,991             206
Invesco Equity and Income Fund.....................................................................           17,224           6,783

*     See Note I for additional information related to this Sub-Account.

     The cost of purchases and proceeds from sales of investments for the period ended December 31, 2014 were as follows:


                                                                                                           PURCHASES      PROCEEDS
SUB-ACCOUNT                                                                                                 AT COST      FROM SALES
---------------------------------------------------------------------------------------------------       ----------    ------------
AllianceBernstein International Value Fund.........................................................       $   28,203    $      1,539
American Funds The Growth Fund of America(R).......................................................            3,516             163
LifePath 2020 Portfolio(R).........................................................................           49,845           4,693
LifePath 2030 Portfolio(R).........................................................................           41,670          28,859
LifePath 2040 Portfolio(R).........................................................................           69,835           3,943
LifePath(R) Retirement Portfolio...................................................................           99,589          27,106
Calvert Equity Portfolio...........................................................................            6,751             876
Goldman Sachs Mid Cap Value Fund...................................................................           34,313          16,030
The Hartford Dividend and Growth Fund..............................................................          184,409          27,435
The Hartford International Opportunities Fund......................................................           21,806             321
The Hartford Small Company Fund....................................................................          104,401          24,205
The Hartford Healthcare Fund.......................................................................           66,644           7,568
The Hartford Growth Fund...........................................................................            3,539          20,457
The Hartford Growth Opportunities Fund.............................................................           45,290           1,695
The Hartford Capital Appreciation Fund.............................................................          256,074          23,324
The Hartford Balanced Fund.........................................................................           57,200          16,704
The Hartford SmallCap Growth Fund..................................................................           16,475          11,018
Hartford Global Equity Income Fund.................................................................            1,579             378


--------------------------------------------------------------------------------
                                    SA-46

---------------------------------------------------------------------------

                                                                                                           PURCHASES      PROCEEDS
SUB-ACCOUNT                                                                                                 AT COST      FROM SALES
---------------------------------------------------------------------------------------------------       ----------    ------------
Hotchkis and Wiley Large Cap Value Fund............................................................       $      566    $        147
Lord Abbett Value Opportunities Fund...............................................................            4,502             317
PIMCO Total Return Fund............................................................................           28,874          10,097
Victory Diversified Stock Fund.....................................................................            8,801           1,104
Invesco Comstock Fund..............................................................................            2,331             198
Invesco Equity and Income Fund.....................................................................           26,164             601

     The cost of purchases and proceeds from sales of investments for the year ended December 31, 2013 were as follows:


                                                                                                           PURCHASES      PROCEEDS
SUB-ACCOUNT                                                                                                 AT COST      FROM SALES
---------------------------------------------------------------------------------------------------       ----------    ------------
AllianceBernstein International Value Fund.........................................................       $    8,748    $        197
American Funds The Growth Fund of America Fund.....................................................           13,726              70
LifePath 2020 Portfolio............................................................................           26,461          28,777
LifePath 2030 Portfolio............................................................................           72,440          48,134
LifePath 2040 Portfolio............................................................................           66,748         139,376
LifePath Retirement Portfolio......................................................................          109,202         170,507
Calvert Equity Portfolio...........................................................................            9,052             516
Goldman Sachs Mid Cap Value Fund...................................................................           77,401         365,892
The Hartford Dividend and Growth Fund..............................................................          203,623       1,256,665
The Hartford International Opportunities Fund......................................................           36,900          31,710
The Hartford Small Company Fund....................................................................          128,058         306,644
The Hartford Healthcare Fund.......................................................................           52,000          21,821
The Hartford Growth Fund...........................................................................            6,979             803
The Hartford Growth Opportunities Fund.............................................................           24,313             239
The Hartford Capital Appreciation Fund.............................................................          149,572          14,171
The Hartford Balanced Fund.........................................................................          126,803          17,756
The Hartford Money Market Fund*....................................................................           20,435         414,997
The Hartford SmallCap Growth Fund..................................................................           70,506           6,725
The Hartford Global Research Fund..................................................................           10,829             747
Hotchkis and Wiley Large Cap Value Fund............................................................            1,140              19
Lord Abbett Value Opportunities Fund*..............................................................           22,358          11,524
PIMCO Total Return Fund............................................................................           65,554         547,275
Victory Diversified Stock Fund.....................................................................           13,458             495
Invesco Comstock Fund..............................................................................            6,969         506,079
Invesco Equity and Income Fund.....................................................................           28,078          11,502

5.   CHANGES IN UNITS OUTSTANDING:

     The changes in units outstanding for the period ended December 31, 2015 were as follows:


                                                                                                 UNITS       UNITS      NET INCREASE
SUB-ACCOUNT                                                                                     ISSUED     REDEEMED      (DECREASE)
-----------------------------------------------------------------------------------------       ------    ----------    ------------
AB International Value Fund*.............................................................          186           43            143
American Funds The Growth Fund of America(R).............................................          122           17            105
BlackRock LifePath(R) 2020 Portfolio*....................................................        1,564        3,545         (1,981)
BlackRock LifePath(R) 2030 Portfolio*....................................................        2,000          194          1,806
BlackRock LifePath(R) 2040 Portfolio*....................................................        4,706          432          4,274
BlackRock LifePath(R) Retirement Fund*...................................................        7,614        1,626          5,988
Calvert Equity Portfolio.................................................................          283            7            276
Goldman Sachs Mid Cap Value Fund.........................................................          533           46            487
The Hartford Dividend and Growth Fund....................................................        1,743        1,622            121


--------------------------------------------------------------------------------
                                    SA-47

SEPARATE ACCOUNT TWELVE


  HARTFORD LIFE INSURANCE COMPANY
  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
--------------------------------------------------------------------------------


---------------------------------------------------------------------------

                                                                                                 UNITS       UNITS      NET INCREASE
SUB-ACCOUNT                                                                                     ISSUED     REDEEMED      (DECREASE)
-----------------------------------------------------------------------------------------       ------    ----------    ------------
The Hartford International Opportunities Fund............................................        1,663          310          1,353
The Hartford Small Company Fund..........................................................          919          388            531
The Hartford Healthcare Fund.............................................................          334          202            132
The Hartford Growth Opportunities Fund...................................................        1,174          389            785
The Hartford Capital Appreciation Fund...................................................        1,068        1,138            (70)
The Hartford Balanced Fund...............................................................        2,294        1,586            708
The Hartford SmallCap Growth Fund........................................................          144          337           (193)
Hartford Global Equity Income Fund.......................................................           97            8             89
Hotchkis and Wiley Large Cap Value Fund..................................................           --            3             (3)
Lord Abbett Value Opportunities Fund.....................................................          335          107            228
PIMCO Total Return Fund..................................................................          745          415            330
Victory Diversified Stock Fund...........................................................          254           15            239
Invesco Comstock Fund....................................................................          113            9            104
Invesco Equity and Income Fund...........................................................          726          439            287

*    See Note I for additional information related to this Sub-Account.

     The changes in units outstanding for the period ended December 31, 2014 were as follows:


                                                                                                 UNITS       UNITS      NET INCREASE
SUB-ACCOUNT                                                                                     ISSUED     REDEEMED      (DECREASE)
-----------------------------------------------------------------------------------------       ------    ----------    ------------
AllianceBernstein International Value Fund...............................................        3,288         118          3,170
American Funds The Growth Fund of America(R).............................................          120           6            114
LifePath 2020 Portfolio(R)...............................................................        2,328         311          2,017
LifePath 2030 Portfolio(R)...............................................................        2,075       2,140            (65)
LifePath 2040 Portfolio(R)...............................................................        4,059         270          3,789
LifePath(R) Retirement Portfolio.........................................................        9,308       2,471          6,837
Calvert Equity Portfolio.................................................................          201          20            181
Goldman Sachs Mid Cap Value Fund.........................................................          935         350            585
The Hartford Dividend and Growth Fund....................................................        2,956       1,048          1,908
The Hartford International Opportunities Fund............................................        1,120          12          1,108
The Hartford Small Company Fund..........................................................        1,156         916            240
The Hartford Healthcare Fund.............................................................          997         190            807
The Hartford Growth Fund.................................................................          134       1,306         (1,172)
The Hartford Growth Opportunities Fund...................................................        1,769          89          1,680
The Hartford Capital Appreciation Fund...................................................        2,422         888          1,534
The Hartford Balanced Fund...............................................................        2,748         750          1,998
The Hartford SmallCap Growth Fund........................................................          626         636            (10)
Hartford Global Equity Income Fund*......................................................           74          20             54
Hotchkis and Wiley Large Cap Value Fund..................................................           30           8             22
Lord Abbett Value Opportunities Fund.....................................................          169          15            154
PIMCO Total Return Fund..................................................................        1,634         865            769
Victory Diversified Stock Fund...........................................................          343          52            291
Invesco Comstock Fund....................................................................          130          10            120
Invesco Equity and Income Fund...........................................................          908          15            893




--------------------------------------------------------------------------------
                                    SA-48

---------------------------------------------------------------------------

     The changes in units outstanding for the period ended December 31, 2013 were as follows:


                                                                                                 UNITS       UNITS      NET INCREASE
SUB-ACCOUNT                                                                                     ISSUED     REDEEMED      (DECREASE)
-----------------------------------------------------------------------------------------       ------    ----------    ------------
AllianceBernstein International Value Fund...............................................        1,116           24          1,092
American Funds The Growth Fund of America Fund...........................................        1,005            2          1,003
LifePath 2020 Portfolio..................................................................        1,388        2,262           (874)
LifePath 2030 Portfolio..................................................................        5,319        3,901          1,418
LifePath 2040 Portfolio..................................................................        5,133       11,593         (6,460)
LifePath Retirement Portfolio............................................................        9,446       12,961         (3,515)
Calvert Equity Portfolio.................................................................          561           14            547
Goldman Sachs Mid Cap Value Fund.........................................................        3,262        7,718         (4,456)
The Hartford Dividend and Growth Fund....................................................        6,707       51,064        (44,357)
The Hartford International Opportunities Fund............................................        2,592        2,376            216
The Hartford Small Company Fund..........................................................        3,955       13,065         (9,110)
The Hartford Healthcare Fund.............................................................        2,563        1,140          1,423
The Hartford Growth Fund.................................................................          399           60            339
The Hartford Growth Opportunities Fund...................................................        1,736            9          1,727
The Hartford Capital Appreciation Fund...................................................        6,012          642          5,370
The Hartford Balanced Fund...............................................................        7,767          990          6,777
The Hartford Money Market Fund...........................................................        1,910       41,640        (39,730)
The Hartford SmallCap Growth Fund........................................................        4,326          210          4,116
The Hartford Global Research Fund........................................................          543           64            479
Hotchkis and Wiley Large Cap Value Fund..................................................           73            1             72
Lord Abbett Value Opportunities Fund.....................................................        1,726          887            839
PIMCO Total Return Fund..................................................................        4,403       50,168        (45,765)
Victory Diversified Stock Fund...........................................................        1,009           25            984
Invesco Comstock Fund....................................................................          399       23,125        (22,726)
Invesco Equity and Income Fund...........................................................        1,543        1,061            482

6.   FINANCIAL HIGHLIGHTS

     The following is a summary of units, unit fair values, net assets, expense ratios, investment income ratios, and total return ratios representing the lowest and highest contract charges for each of the periods presented within each Sub-Account. The unit value range presented below represents the unit values of the highest and lowest contract charges, therefore a specific Sub-Account unit value may be outside of the range presented in this table. In the case of fund mergers, the expense, investment income, and total return ratios are calculated using only the results of the surviving fund and exclude the results of the funds merged into the surviving fund.

                                                                                         INVESTMENT
                             UNIT                                   EXPENSE                INCOME
                          FAIR VALUE                            RATIO LOWEST TO        RATIO LOWEST TO        TOTAL RETURN RATIO
       UNITS #        LOWEST TO HIGHEST #        NET ASSETS        HIGHEST*               HIGHEST**          LOWEST TO HIGHEST***
      --------  -------------------------------  -----------  -------------------  ---------------------  --------------------------
AB INTERNATIONAL VALUE FUND+
2015      4,694  $  7.773888   to   $  12.270000  $    36,564    --    to   0.50%   1.38%    to    1.39%     1.07%    to     2.01%
2014      4,551     7.620533   to      12.140000       34,748    --    to   0.50%   1.40%    to    3.50%    (9.47)%   to    (7.02)%
2013      1,381     8.196067   to      13.410000       11,748    --    to   0.50%   5.03%    to    8.08%    16.41%    to    21.45%
2012        289     6.748367   to      11.520000        2,335    --    to   0.50%   3.26%    to    4.21%    10.77%    to    13.64%
2011        218     5.938599   to      10.400000        1,645    --    to   0.50%   3.91%    to    5.06%   (23.87)%   to   (20.60)%

AMERICAN FUNDS THE GROWTH FUND OF AMERICA(R)
2015      1,254    17.437187   to      17.437187       21,876  0.50%   to   0.50%   0.26%    to    0.26%     4.51%    to     4.51%
2014      1,149    16.684687   to      16.684687       19,168  0.50%   to   0.50%   0.03%    to    0.03%     8.40%    to     8.40%
2013      1,035    15.392175   to      15.392175       15,935  0.50%   to   0.50%   0.04%    to    0.04%    32.76%    to    32.76%
2012         32    11.593823   to      11.593823          368  0.50%   to   0.50%   0.89%    to    0.89%    19.60%    to    19.60%
2011         10     9.694028   to       9.694028           99  0.50%   to   0.50%   0.36%    to    0.36%    (5.62)%   to    (5.62)%


--------------------------------------------------------------------------------
                                    SA-49

SEPARATE ACCOUNT TWELVE


  HARTFORD LIFE INSURANCE COMPANY
  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
--------------------------------------------------------------------------------


---------------------------------------------------------------------------

                                                                                         INVESTMENT
                             UNIT                                   EXPENSE                INCOME
                          FAIR VALUE                            RATIO LOWEST TO        RATIO LOWEST TO        TOTAL RETURN RATIO
       UNITS #        LOWEST TO HIGHEST #        NET ASSETS        HIGHEST*               HIGHEST**          LOWEST TO HIGHEST***
      --------  -------------------------------  -----------  -------------------  ---------------------  --------------------------
BLACKROCK LIFEPATH(R) 2020 PORTFOLIO+
2015      9,642  $ 13.339645   to   $  13.339645  $   128,526  0.50%   to   0.50%   1.70%    to    1.70%    (2.52)%   to    (2.52)%
2014     11,623    13.684082   to      13.684082      159,048  0.50%   to   0.50%   1.45%    to    1.45%     4.20%    to     4.20%
2013      9,606    13.132251   to      13.132251      126,153  0.50%   to   0.50%   1.35%    to    1.35%     8.91%    to     8.91%
2012     10,480    12.057710   to      12.057710      126,368  0.50%   to   0.50%   1.57%    to    1.57%    10.12%    to    10.12%
2011     17,213    10.949813   to      10.949813      188,482  0.50%   to   0.50%   1.35%    to    1.35%     0.76%    to     0.76%

BLACKROCK LIFEPATH(R) 2030 PORTFOLIO+
2015      9,690    12.780000   to      13.175425      127,571    --    to   0.50%   1.68%    to    1.76%   (10.50)%   to    (2.73)%
2014      7,884    13.545775   to      14.280000      106,931    --    to   0.50%   1.45%    to    1.68%    (8.93)%   to     4.46%
2013      7,949    12.967722   to      12.967722      103,084  0.50%   to   0.50%   1.50%    to    1.50%    12.88%    to    12.88%
2012      6,531    11.488159   to      11.488159       75,029  0.50%   to   0.50%   1.30%    to    1.30%    12.19%    to    12.19%
2011     20,930    10.239911   to      10.239911      214,326  0.50%   to   0.50%   1.62%    to    1.62%    (1.36)%   to    (1.36)%

BLACKROCK LIFEPATH(R) 2040 PORTFOLIO+
2015     13,416    12.963733   to      15.100000      174,613    --    to   0.50%   1.59%    to    1.65%   (12.31)%   to    (3.06)%
2014      9,142    13.372408   to      17.220000      123,263    --    to   0.50%   1.49%    to    1.58%    (9.27)%   to     4.71%
2013      5,353    12.771427   to      18.980000       69,586    --    to   0.50%   1.36%    to    1.59%     7.29%    to    16.12%
2012     11,813    10.998938   to      17.690000      131,013    --    to   0.50%   1.69%    to    1.88%     9.33%    to    13.84%
2011     21,004     9.661802   to      16.180000      203,801    --    to   0.50%   0.52%    to    1.40%    (4.66)%   to    (3.14)%

BLACKROCK LIFEPATH(R) RETIREMENT FUND+
2015     48,440     9.260000   to      14.033118      452,458    --    to   0.50%   2.00%    to    2.02%    (7.31)%   to    (2.27)%
2014     42,452     9.990000   to      14.359686      427,211    --    to   0.50%   1.56%    to    1.57%    (6.55)%   to     4.04%
2013     35,615    10.690000   to      13.802452      382,712    --    to   0.50%   1.13%    to    1.23%    (1.38)%   to     5.41%
2012     39,130    10.840000   to      13.094264      449,202    --    to   0.50%   0.99%    to    1.81%     3.24%    to     7.92%
2011    110,023    10.500000   to      12.133037    1,301,266    --    to   0.50%   2.25%    to    2.35%    (1.96)%   to     3.08%

CALVERT EQUITY PORTFOLIO
2015      2,150    18.885144   to      40.030000       41,110    --    to   0.50%   0.33%    to    0.35%   (17.31)%   to     3.16%
2014      1,874    18.306239   to      48.410000       34,873    --    to   0.50%   0.04%    to    0.04%     0.83%    to    10.49%
2013      1,693    16.568501   to      48.010000       28,787    --    to   0.50%   0.11%    to    0.15%    24.90%    to    29.77%
2012      1,146    12.767290   to      38.440000       15,406    --    to   0.50%   0.02%    to    0.02%    14.94%    to    15.33%
2011        898    11.107508   to      33.330000       10,529    --    to   0.50%     --     to      --     (6.87)%   to    (2.72)%

GOLDMAN SACHS MID CAP VALUE FUND
2015      4,463    16.635369   to      32.930000       90,176    --    to   0.50%   0.29%    to    0.29%   (20.17)%   to    (9.92)%
2014      3,976    18.466364   to      41.250000       91,942    --    to   0.50%   0.25%    to    0.31%    (6.42)%   to    12.68%
2013      3,391    16.387748   to      44.080000       78,375    --    to   0.50%   0.07%    to    0.76%    12.94%    to    31.77%
2012      7,847    12.436203   to      39.030000      302,076    --    to   0.50%   1.00%    to    1.39%    17.00%    to    17.44%
2011      6,909    10.589143   to      33.360000      229,213    --    to   0.50%   0.41%    to    0.54%    (7.08)%   to    (7.08)%

THE HARTFORD DIVIDEND AND GROWTH FUND
2015     56,435    22.313467   to      22.420000    1,259,408    --    to   0.50%   1.48%    to    1.58%   (11.07)%   to    (1.95)%
2014     56,314    22.756165   to      25.210000    1,283,192    --    to   0.50%   1.42%    to    1.51%     1.33%    to    11.76%
2013     54,406    20.362247   to      24.880000    1,109,652    --    to   0.50%   1.15%    to    1.51%    20.72%    to    30.27%
2012     98,763    15.630477   to      20.610000    1,794,043    --    to   0.50%   1.73%    to    1.75%     9.22%    to    12.43%
2011     86,949    13.901886   to      18.870000    1,434,990    --    to   0.50%   1.53%    to    3.21%    (0.68)%   to     0.36%

THE HARTFORD INTERNATIONAL OPPORTUNITIES FUND
2015      5,303    13.492321   to      14.370000       72,061    --    to   0.50%   0.83%    to    0.89%    (1.30)%   to     0.56%
2014      3,950    13.417429   to      14.560000       53,304    --    to   0.50%   1.23%    to    1.28%   (16.23)%   to    (4.95)%
2013      2,842    14.116244   to      17.380000       40,730    --    to   0.50%   1.21%    to    1.57%    15.18%    to    19.70%
2012      2,626    11.793397   to      15.090000       31,348    --    to   0.50%   1.28%    to    1.52%    17.71%    to    18.46%
2011      2,372     9.955740   to      12.820000       23,817    --    to   0.50%   0.39%    to    1.48%   (14.87)%   to   (14.28)%


--------------------------------------------------------------------------------
                                    SA-50

---------------------------------------------------------------------------

                                                                                         INVESTMENT
                             UNIT                                   EXPENSE                INCOME
                          FAIR VALUE                            RATIO LOWEST TO        RATIO LOWEST TO        TOTAL RETURN RATIO
       UNITS #        LOWEST TO HIGHEST #        NET ASSETS        HIGHEST*               HIGHEST**          LOWEST TO HIGHEST***
      --------  -------------------------------  -----------  -------------------  ---------------------  --------------------------
THE HARTFORD SMALL COMPANY FUND
2015     22,426  $ 16.560000   to   $  21.986966  $   482,254    --    to   0.50%     --     to      --    (21.03)%   to    (8.89)%
2014     21,895    20.970000   to      24.131225      522,915    --    to   0.50%     --     to      --    (11.56)%   to     5.84%
2013     21,655    22.799066   to      23.710000      495,404    --    to   0.50%     --     to      --     27.61%    to    42.65%
2012     30,765    15.982516   to      18.580000      525,734    --    to   0.50%     --     to      --      6.78%    to    14.35%
2011     26,444    13.977265   to      17.400000      407,299    --    to   0.50%     --     to      --     (9.94)%   to    (5.21)%

THE HARTFORD HEALTHCARE FUND
2015     20,123    34.404540   to      34.404540      692,324  0.50%   to   0.50%   1.59%    to    1.59%    12.11%    to    12.11%
2014     19,991    30.687014   to      30.687014      613,472  0.50%   to   0.50%     --     to    0.00%    25.80%    to    25.80%
2013     19,184    24.393476   to      24.393476      467,954  0.50%   to   0.50%     --     to      --     48.69%    to    48.69%
2012     17,761    16.405828   to      16.405828      291,387  0.50%   to   0.50%     --     to      --     19.15%    to    19.15%
2011     15,404    13.768490   to      13.768490      212,089  0.50%   to   0.50%     --     to      --      7.17%    to     7.17%

THE HARTFORD GROWTH OPPORTUNITIES FUND
2015      4,893    20.005239   to      37.600000      103,063    --    to   0.50%     --     to      --      1.29%    to    10.00%
2014      4,108    18.185987   to      37.120000       79,508    --    to   0.50%     --     to      --     (6.43)%   to    12.90%
2013      2,428    16.108494   to      39.670000       40,633    --    to   0.50%     --     to      --     29.60%    to    34.08%
2012        701    12.013827   to      30.610000        9,148    --    to   0.50%     --     to      --     25.60%    to    26.23%
2011        757     9.565319   to       9.565319        7,244  0.50%   to   0.50%     --     to      --     (9.87)%   to    (9.87)%

THE HARTFORD CAPITAL APPRECIATION FUND
2015     35,522    22.551094   to      34.300000      823,700    --    to   0.50%   0.35%    to    0.36%    (7.52)%   to     0.82%
2014     35,592    22.367386   to      37.090000      820,142    --    to   0.50%   0.39%    to    0.40%   (20.53)%   to     6.80%
2013     34,058    20.944047   to      46.670000      741,218    --    to   0.50%   0.29%    to    0.30%    35.67%    to    40.96%
2012     28,688    14.858002   to      34.400000      433,168    --    to   0.50%   0.20%    to    0.78%    19.36%    to    19.57%
2011     27,496    12.426662   to      28.820000      371,846    --    to   0.50%   1.28%    to    1.46%   (16.78)%   to   (15.67)%

THE HARTFORD BALANCED FUND
2015     57,985    17.911842   to      20.400000    1,040,795    --    to   0.50%   1.77%    to    2.21%    (2.16)%   to    (0.88)%
2014     57,277    18.071605   to      20.850000    1,035,658    --    to   0.50%   1.18%    to    1.18%     8.31%    to     9.03%
2013     55,279    16.575444   to      19.250000      916,704    --    to   0.50%   1.19%    to    1.23%    18.90%    to    19.68%
2012     48,502    13.850325   to      16.190000      671,990    --    to   0.50%   1.12%    to    1.51%     9.61%    to    10.66%
2011     39,318    12.516328   to      14.770000      492,474    --    to   0.50%   0.71%    to    1.36%       --     to     0.83%

THE HARTFORD SMALLCAP GROWTH FUND
2015      5,277    17.907447   to      44.150000       96,491    --    to   0.50%     --     to      --     (9.47)%   to    (1.80)%
2014      5,470    18.234947   to      48.770000      103,051    --    to   0.50%     --     to      --      2.09%    to     6.17%
2013      5,480    17.174630   to      47.770000       95,745    --    to   0.50%     --     to      --     33.85%    to    43.20%
2012      1,364    11.993729   to      35.690000       19,505    --    to   0.50%     --     to      --     15.79%    to    16.37%
2011        889    10.358380   to      30.670000       11,906    --    to   0.50%     --     to      --     (0.56)%   to    (0.07)%

HARTFORD GLOBAL EQUITY INCOME FUND
2015        868    10.520000   to      23.492763       14,910    --    to   0.50%   2.44%    to    2.52%    (4.80)%   to    (2.91)%
2014        779    11.050000   to      24.196000       14,570    --    to   0.50%   0.61%    to    0.65%    (2.64)%   to     1.99%
2013        725    11.350000   to      23.724999       13,767    --    to   0.50%   0.45%    to    0.61%    17.13%    to    27.60%
2012        246     9.690000   to      18.592772        2,693    --    to   0.50%   0.63%    to    3.72%    15.63%    to    17.21%
2011        926     8.380000   to       8.380000        7,761    --    to     --    0.24%    to    0.24%   (16.03)%   to   (16.03)%

HOTCHKIS AND WILEY LARGE CAP VALUE FUND
2015        101    17.464050   to      17.464050        1,772  0.50%   to   0.50%   1.17%    to    1.17%    (8.43)%   to    (8.43)%
2014        104    19.070795   to      19.070795        1,992  0.50%   to   0.50%   2.75%    to    2.75%    12.62%    to    12.62%
2013         82    16.933017   to      16.933017        1,387  0.50%   to   0.50%   1.84%    to    1.84%    38.86%    to    38.86%
2012         10    12.194707   to      12.194707          122  0.50%   to   0.50%   1.62%    to    1.62%    17.89%    to    17.89%


--------------------------------------------------------------------------------
                                    SA-51

SEPARATE ACCOUNT TWELVE


  HARTFORD LIFE INSURANCE COMPANY
  NOTES TO FINANCIAL STATEMENTS -- (CONCLUDED)
--------------------------------------------------------------------------------


---------------------------------------------------------------------------

                                                                                          INVESTMENT
                              UNIT                                   EXPENSE                INCOME
                           FAIR VALUE                            RATIO LOWEST TO        RATIO LOWEST TO       TOTAL RETURN RATIO
        UNITS #        LOWEST TO HIGHEST #        NET ASSETS        HIGHEST*               HIGHEST**         LOWEST TO HIGHEST***
       --------  -------------------------------  -----------  -------------------  ---------------------  -------------------------
LORD ABBETT VALUE OPPORTUNITIES FUND
2015       1,942  $ 11.602153   to   $  17.650000  $    23,565    --    to   0.50%     --     to      --     (9.81)%   to   (3.36)%
2014       1,714    12.005669   to      19.570000       22,158    --    to   0.50%     --     to      --     (5.00)%   to    8.57%
2013       1,560    11.058042   to      20.600000       18,981    --    to   0.50%     --     to      --      1.18%    to   10.58%

PIMCO TOTAL RETURN FUND
2015       6,999    10.070000   to      16.143693      106,543    --    to   0.50%   2.51%    to    2.55%    (5.53)%   to   (0.16)%
2014       6,669    10.660000   to      16.169560      102,851    --    to   0.50%   3.69%    to    3.94%    (0.28)%   to    3.77%
2013       5,900    10.690000   to      15.582599       84,751    --    to   0.50%   2.01%    to    2.19%    (4.89)%   to   (2.79)%
2012      51,665    11.240000   to      16.030006      589,107    --    to   0.50%   3.96%    to    4.01%     3.40%    to    9.40%
2011      42,001    10.870000   to      14.653042      470,092    --    to   0.50%   3.20%    to    7.56%     0.18%    to    3.23%

VICTORY DIVERSIFIED STOCK FUND
2015       1,863    15.999905   to      18.190000       30,329    --    to   0.50%   0.60%    to    0.60%   (11.87)%   to   (3.38)%
2014       1,624    16.560193   to      20.640000       27,745    --    to   0.50%   0.92%    to    0.95%    (5.41)%   to    9.58%
2013       1,333    15.113015   to      21.820000       21,504    --    to   0.50%   0.80%    to    0.98%    31.05%    to   33.79%
2012         349    11.296444   to      16.650000        5,093    --    to   0.50%   1.20%    to    1.38%    15.15%    to   15.86%
2011         240     9.749757   to      14.460000        3,140    --    to   0.50%   0.61%    to    0.87%    (7.37)%   to   (7.04)%

INVESCO COMSTOCK FUND
2015         747    16.041493   to      21.680000       12,349    --    to   0.50%   1.37%    to    1.39%   (15.05)%   to   (6.40)%
2014         643    17.139049   to      25.520000       11,473    --    to   0.50%   1.66%    to    1.69%     7.36%    to    8.58%
2013         523    15.785020   to      23.770000        8,629    --    to   0.50%   1.16%    to    1.37%    33.46%    to   34.57%
2012      23,249    11.730098   to      17.810000      412,216    --    to   0.50%   1.57%    to    1.59%    17.09%    to   18.31%
2011      21,770     9.914996   to      15.210000      327,181    --    to   0.50%   0.36%    to    1.19%    (3.31)%   to   (2.46)%

INVESCO EQUITY AND INCOME FUND
2015       9,889     9.620000   to      16.624280      147,407    --    to   0.50%   2.18%    to    2.23%    (7.14)%   to   (2.84)%
2014       9,602    10.360000   to      17.109411      147,796    --    to   0.50%   2.63%    to    2.68%    (2.81)%   to    8.53%
2013       8,709    10.660000   to      15.765276      126,301    --    to   0.50%   1.93%    to    2.02%    16.00%    to   24.34%
2012       8,227     9.190000   to      12.679331       94,056    --    to   0.50%   1.76%    to    2.23%    10.46%    to   12.32%
2011       4,914    11.288512   to      11.288512       55,475  0.50%   to   0.50%   2.10%    to    2.10%    (1.73)%   to   (1.73)%


    * This represents the annualized contract expenses of the Sub-Account for the period indicated and includes only those expenses that are charged through a reduction in the unit values. Excluded are expenses of the Funds and charges made directly to contract owner accounts through the redemption of units. Where the expense ratio is the same for each unit value, it is presented in both the lowest and highest columns.
   ** These amounts represent the dividends, excluding distributions of capital gains, received by the Sub-Account from the Fund, net of management fees assessed by the Fund's manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense risk charges, that result in direct reductions in the unit values. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the Fund in which the Sub-Account invests. Where the investment income ratio is the same for each unit value, it is presented in both the lowest and highest columns.
  *** This represents the total return for the period indicated and reflects a deduction only for expenses assessed through the daily unit value calculation. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the Account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period.
    # Rounded units/unit fair values. Where only one unit value exists, it is presented in both the lowest and highest columns.
    +  See Note 1 for additional information related to this Sub-Account.

7.   SUBSEQUENT EVENTS

     Management has evaluated events subsequent to December 31, 2015 and through the financial statement issuance date of April 27, 2016, noting there are no subsequent events requiring adjustment or disclosure in the financial statements.



--------------------------------------------------------------------------------
                                    SA-52

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholder of Hartford Life Insurance Company
Hartford, Connecticut

We have audited the accompanying consolidated balance sheets of Hartford Life Insurance Company and subsidiaries (the "Company") as of December 31, 2015 and 2014, and the related consolidated statements of operations, comprehensive income, changes in stockholder's equity, and cash flows for each of the three years in the period ended December 31, 2015. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the consolidated financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall consolidated financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of Hartford Life Insurance Company and subsidiaries as of December 31, 2015 and 2014, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2015, in conformity with accounting principles generally accepted in the United States of America.


DELOITTE & TOUCHE LLP
Hartford, Connecticut
February 26, 2016

                HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
                     CONSOLIDATED STATEMENTS OF OPERATIONS

                                                                                        FOR THE YEARS ENDED DECEMBER 31,
                                                                                  ------------------------------------------
(IN MILLIONS)                                                                         2015           2014           2013
-------------------------------------------------------------------------------   ------------   ------------   ------------
REVENUES
Fee income and other                                                              $      1,097   $      1,210   $      1,462
Earned premiums                                                                             92             32            184
Net investment income                                                                    1,456          1,543          1,683
Net realized capital gains (losses):
    Total other-than-temporary impairment ("OTTI") losses                                  (63)           (31)           (54)
    OTTI losses recognized in other comprehensive income (losses) ("OCI")                    2              2              9
                                                                                  ------------   ------------   ------------
    Net OTTI losses recognized in earnings                                                 (61)           (29)           (45)
    Net realized capital gains on investments transferred at fair value in
      business disposition by reinsurance                                                   --             --          1,561
    Other net realized capital gains (losses)                                              (85)           606         (1,190)
                                                                                  ------------   ------------   ------------
Total net realized capital gains (losses)                                                 (146)           577            326
                                                                                  ------------   ------------   ------------
      TOTAL REVENUES                                                                     2,499          3,362          3,655
BENEFITS, LOSSES AND EXPENSES
Benefits, loss and loss adjustment expenses                                              1,402          1,460          1,758
Amortization of deferred policy acquisition costs                                           69            206            228
Insurance operating costs and other expenses                                               524            851           (401)
Reinsurance (gain) loss on disposition                                                     (28)           (23)         1,491
Dividends to policyholders                                                                   2              7             18
                                                                                  ------------   ------------   ------------
      TOTAL BENEFITS, LOSSES AND EXPENSES                                                1,969          2,501          3,094
      INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES                                530            861            561
Income tax expense                                                                          30            184             49
                                                                                  ------------   ------------   ------------
      INCOME FROM CONTINUING OPERATIONS, NET OF TAX                                        500            677            512
Loss from discontinued operations, net of tax                                               --             --            (41)
                                                                                  ------------   ------------   ------------
      NET INCOME                                                                           500            677            471
Net income attributable to noncontrolling interest                                          --              1              6
                                                                                  ------------   ------------   ------------
      NET INCOME ATTRIBUTABLE TO HARTFORD LIFE INSURANCE COMPANY                  $        500   $        676   $        465
                                                                                  ------------   ------------   ------------

                SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

                HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
                CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME

                                                                                            YEAR ENDED DECEMBER 31,
                                                                                  ------------------------------------------
(IN MILLIONS)                                                                         2015           2014           2013
--------------------------------------------------------------------------------  ------------   ------------   ------------
COMPREHENSIVE INCOME
Net income                                                                        $        500   $        677   $        471
                                                                                  ------------   ------------   ------------
Other comprehensive income (loss):
    Change in net unrealized gain on securities                                           (615)           659         (1,257)
    Change in net gain on cash-flow hedging instruments                                    (13)            (9)          (179)
    Change in foreign currency translation adjustments                                      --             (3)            23
                                                                                  ------------   ------------   ------------
    OCI, net of tax                                                                       (628)           647         (1,413)
                                                                                  ------------   ------------   ------------
     Comprehensive income (loss)                                                          (128)         1,324           (942)
Less: Comprehensive income attributable to noncontrolling interest                          --              1              6
                                                                                  ------------   ------------   ------------
     COMPREHENSIVE INCOME (LOSS) ATTRIBUTABLE TO HARTFORD LIFE INSURANCE COMPANY  $       (128)  $      1,323   $       (948)
                                                                                  ------------   ------------   ------------

                SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

                HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
                          CONSOLIDATED BALANCE SHEETS

                                                                                                      AS OF DECEMBER 31,
                                                                                                 ---------------------------
(IN MILLIONS, EXCEPT FOR SHARE DATA)                                                                 2015           2014
----------------------------------------------------------------------------------------------   ------------   ------------
ASSETS
Investments:
Fixed maturities, available-for-sale, at fair value (amortized cost of $23,559 and $23,260)      $     24,657   $     25,436
Fixed maturities, at fair value using the fair value option (includes variable
  interest entity assets, at fair value, of $49 and $139)                                                 165            280
Equity securities, available-for-sale, at fair value (cost of $471 and $525) (includes equity securities, at fair value using the fair value option, of $281 and $248, and variable
  interest entity assets of $1 and $0)                                                                    459            514
Mortgage loans (net of allowance for loan losses of $19 and $15)                                        2,918          3,109
Policy loans, at outstanding balance                                                                    1,446          1,430
Limited partnerships, and other alternative investments (includes variable interest entity
  assets of $2 and $3)                                                                                  1,216          1,309
Other investments                                                                                         293            442
Short-term investments (includes variable interest entity assets of $2 and $15)                           572          2,162
                                                                                                 ------------   ------------
  Total investments                                                                                    31,726         34,682
Cash                                                                                                      305            258
Premiums receivable and agents' balances, net                                                              19             27
Reinsurance recoverables                                                                               20,499         20,053
Deferred policy acquisition costs                                                                         542            521
Deferred income taxes, net                                                                              1,581          1,237
Other assets                                                                                              567            308
Separate account assets                                                                               120,111        134,689
                                                                                                 ------------   ------------
    TOTAL ASSETS                                                                                 $    175,350   $    191,775
                                                                                                 ------------   ------------
LIABILITIES
Reserve for future policy benefits and unpaid losses and loss adjustment expenses                $     13,850   $     13,624
Other policyholder funds and benefits payable                                                          31,157         31,994
Other liabilities (including variable interest entity liabilities of $12 and $22)                       2,070          2,177
Separate account liabilities                                                                          120,111        134,689
                                                                                                 ------------   ------------
    TOTAL LIABILITIES                                                                                 167,188        182,484

COMMITMENTS AND CONTINGENCIES (NOTE 11)
STOCKHOLDER'S EQUITY
Common stock--1,000 shares authorized, issued and outstanding, par value $5,690                             6              6
Additional paid-in capital                                                                              5,687          6,688
Accumulated other comprehensive income, net of tax                                                        593          1,221
Retained earnings                                                                                       1,876          1,376
                                                                                                 ------------   ------------
    TOTAL STOCKHOLDER'S EQUITY                                                                          8,162          9,291
                                                                                                 ------------   ------------
    TOTAL LIABILITIES AND STOCKHOLDER'S EQUITY                                                   $    175,350   $    191,775
                                                                                                 ------------   ------------

                SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

                HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
           CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDER'S EQUITY

                                                                            ACCUMULATED
                                                             ADDITIONAL        OTHER                       NON-          TOTAL
                                                 COMMON       PAID-IN      COMPREHENSIVE    RETAINED   CONTROLLING    STOCKHOLDER'S
(IN MILLIONS)                                    STOCK        CAPITAL      INCOME (LOSS)    EARNINGS     INTEREST        EQUITY
--------------------------------------------  -----------   ------------   -------------   ----------  ------------   -------------
BALANCE, DECEMBER 31, 2014                    $         6   $      6,688   $       1,221   $    1,376  $         --   $       9,291
Capital contributions to parent                        --         (1,001)             --           --            --          (1,001)
Net income                                             --             --              --          500            --             500
Total other comprehensive income                       --             --            (628)          --            --            (628)
                                              -----------   ------------   -------------   ----------  ------------   -------------
BALANCE, DECEMBER 31, 2015                    $         6   $      5,687   $         593   $    1,876  $         --   $       8,162
                                              -----------   ------------   -------------   ----------  ------------   -------------
BALANCE, DECEMBER 31, 2013                    $         6   $      6,959   $         574   $      700  $         --   $       8,239
Capital contributions to parent                        --           (271)             --           --            --            (271)
Net income                                             --             --              --          676             1             677
Change in non-controlling interest ownership           --             --              --           --            (1)             (1)
Total other comprehensive income                       --             --             647           --            --             647
                                              -----------   ------------   -------------   ----------  ------------   -------------
BALANCE, DECEMBER 31, 2014                    $         6   $      6,688   $       1,221   $    1,376  $         --   $       9,291
                                              -----------   ------------   -------------   ----------  ------------   -------------
BALANCE, DECEMBER 31, 2012                    $         6   $      8,155   $       1,987   $      235  $         --   $      10,383
Capital contributions to parent                        --         (1,196)             --           --            --          (1,196)
Net income                                             --             --              --          465             6             471
Change in non-controlling interest ownership                                                                     (6)             (6)
Total other comprehensive income                       --             --          (1,413)          --            --          (1,413)
                                              -----------   ------------   -------------   ----------  ------------   -------------
BALANCE, DECEMBER 31, 2013                    $         6   $      6,959   $         574   $      700  $         --   $       8,239
                                              -----------   ------------   -------------   ----------  ------------   -------------

                SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

                HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
                     CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                                                         FOR THE YEARS ENDED DECEMBER 31,
                                                                                  ---------------------------------------------
(IN MILLIONS)                                                                         2015             2014            2013
-------------------------------------------------------------------------------   -------------   -------------   -------------
OPERATING ACTIVITIES
   Net income                                                                     $         500   $         677   $         471
ADJUSTMENTS TO RECONCILE NET INCOME TO NET CASH PROVIDED BY (USED FOR)
   OPERATING ACTIVITIES
   Amortization of deferred policy acquisition costs                                         69             206             228
   Additions to deferred policy acquisition costs                                            (7)            (14)            (16)
   Net realized capital (gains) losses                                                      146            (577)           (678)
   Reinsurance (gain) loss on disposition                                                   (28)            (23)          1,491
   Depreciation and amortization (accretion), net                                           (14)              6              53
   Other operating activities, net                                                           38             248            (328)
CHANGE IN ASSETS AND LIABILITIES:
   Increase in future policy benefits and unpaid losses and loss adjustment
     expenses                                                                               276             586             230
   (Increase) decrease in reinsurance recoverables                                          (14)            170            (795)
   Decrease (increase) in receivables and other assets                                      257             (30)            (80)
   Decrease in payables and accruals                                                       (479)           (882)         (1,532)
   (Decrease) increase in accrued and deferred income taxes                                 (62)            302             589
   Net disbursements from investment contracts related to policyholder funds --
     international unit-linked bonds and pension products                                    --              --          (1,833)
   Net decrease in equity securities, trading                                                --              --           1,835
                                                                                  -------------   -------------   -------------
        NET CASH PROVIDED BY (USED FOR) OPERATING ACTIVITIES                                682             669            (365)
INVESTING ACTIVITIES
Proceeds from the sale/maturity/prepayment of:
     Fixed maturities, available-for-sale                                                11,465          10,333          19,206
     Fixed maturities, fair value option                                                    107             358             322
     Equity securities, available-for-sale                                                  586             107              81
     Mortgage loans                                                                         467             377             355
     Partnerships                                                                           252             152             127
Payments for the purchase of:
     Fixed maturities and short-term investments, available-for-sale                    (11,755)         (7,385)        (14,532)
     Fixed maturities, fair value option                                                    (67)           (217)           (134)
     Equity securities, available-for-sale                                                 (535)           (363)            (79)
     Mortgage loans                                                                        (282)           (146)           (177)
     Partnerships                                                                          (199)           (104)            (99)
Proceeds from business sold                                                                  --              --             745
Net proceeds from derivatives                                                              (167)            (66)         (1,900)
Net decrease in policy loans                                                                (31)            (14)             (7)
Net proceeds from (payments for) short-term investments                                   1,604            (556)            363
Other investing activities, net                                                               1              34             (20)
                                                                                  -------------   -------------   -------------
        NET CASH PROVIDED BY INVESTING ACTIVITIES                                         1,446           2,510           4,251
FINANCING ACTIVITIES
Deposits and other additions to investment and universal life-type contracts              4,674           4,567           5,943
Withdrawals and other deductions from investment and universal life-type
  contracts                                                                             (16,972)        (21,810)        (24,473)
Net transfers from separate accounts related to investment and universal
  life-type contracts                                                                    10,987          14,167          16,978
Net increase (decrease) in securities loaned or sold under agreements to
  repurchase                                                                                264              --          (1,615)
Capital contributions to parent                                                          (1,001)           (275)         (1,200)
Fee to recapture affiliate reinsurance                                                       --              --            (347)
Net repayments at maturity or settlement of consumer notes                                  (33)            (13)            (77)
                                                                                  -------------   -------------   -------------
        NET CASH USED FOR FINANCING ACTIVITIES                                           (2,081)         (3,364)         (4,791)
Foreign exchange rate effect on cash                                                         --              (3)              9
Net increase (decrease) in cash                                                              47            (188)           (896)
Cash -- beginning of year                                                                   258             446           1,342
                                                                                  -------------   -------------   -------------
        CASH -- END OF YEAR                                                       $         305   $         258   $         446
                                                                                  -------------   -------------   -------------
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Income tax (payments) refunds received                                                      (80)            187             181
Noncash return of capital                                                                    --              (4)             (4)

                SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

                HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
             (DOLLAR AMOUNTS IN MILLIONS, UNLESS OTHERWISE STATED)

1. BASIS OF PRESENTATION AND SIGNIFICANT ACCOUNTING POLICIES

BASIS OF PRESENTATION

Hartford Life Insurance Company (together with its subsidiaries, "HLIC", "Company", "we" or "our") is a provider of insurance and investment products in the United States ("U.S.") and is a wholly-owned subsidiary of Hartford Life, Inc., a Delaware corporation ("HLI"). The Hartford Financial Services Group, Inc. ("The Hartford") is the ultimate parent of the Company.

On June 30, 2014, HLI completed the sale of the issued and outstanding equity of Hartford Life Insurance KK, a Japanese company ("HLIKK"), to ORIX Life Insurance Corporation ("Buyer"), a subsidiary of ORIX Corporation, a Japanese company. Upon closing HLIKK recaptured certain risks reinsured to the Company and Hartford Life and Annuity Insurance Company ("HLAI"), a wholly owned subsidiary of the Company, by terminating intercompany agreements. The Buyer is responsible for all liabilities related to the recaptured business. However, HLAI has continued to provide reinsurance for yen denominated fixed payout annuities. For further discussion of this transaction, see Note 4 - Reinsurance and Note 10 - Transactions with Affiliates of Notes to Consolidated Financial Statements.

Effective April 1, 2014, the Company terminated its modified coinsurance ("modco") and coinsurance with funds withheld reinsurance agreement with White River Life Reinsurance ("WRR"), following receipt of approval from the State of Connecticut Insurance Department ("CTDOI") and Vermont Department of Financial Regulation. On April 30, 2014 The Hartford dissolved WRR. For further discussion of this transaction, see Note 10 - Transactions with Affiliates of Notes to Consolidated Financial Statements.

Effective March 3, 2014, The Hartford made Hartford Life and Accident Insurance Company ("HLA") the single nationwide underwriting company for its Group Benefits business by capitalizing HLA to support the Group Benefits business and separating it from the legal entities that support The Hartford's Talcott Resolution operating segment. On January 30, 2014, The Hartford received approval from the CTDOI for HLAI and the Company to dividend approximately $800 of cash and invested assets to HLA and this dividend was paid on February 27, 2014. All of the issued and outstanding equity of the Company was then distributed from HLA to HLI and the Company became a direct subsidiary of HLI.

On December 12, 2013, the Company completed the sale of the issued and outstanding equity of Hartford Life International Limited, a U.K. company ("HLIL"), to Columbia Insurance Company, a Berkshire Hathaway company.

On January 1, 2013, the Company completed the sale of its Retirement Plans business to Massachusetts Mutual Life Insurance Company ("MassMutual") and on January 2, 2013 the Company completed the sale of its Individual Life insurance business to The Prudential Insurance Company of America ("Prudential"), a subsidiary of Prudential Financial, Inc. These sales were structured as reinsurance transactions.

For further discussion of these transactions, see Note12 - Discontinued Operations and Business Dispositions of Notes to Consolidated Financial Statements.

The Consolidated Financial Statements have been prepared on the basis of accounting principles generally accepted in the United States of America ("U.S. GAAP"), which differ materially from the accounting practices prescribed by various insurance regulatory authorities.

CONSOLIDATION

The Consolidated Financial Statements include the accounts of HLIC, companies in which the Company directly or indirectly has a controlling financial interest and those variable interest entities ("VIEs") which the Company is required to consolidate. Entities in which HLIC has significant influence over the operating and financing decisions but is not required to consolidate are reported using the equity method. For further discussions on VIEs, see Note 3 - Investments and Derivative Instruments of Notes to Consolidated Financial Statements. All intercompany transactions and balances between HLIC and its subsidiaries have been eliminated.

                HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

1. BASIS OF PRESENTATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

DISCONTINUED OPERATIONS

The results of operations of a component of the Company are reported in discontinued operations when certain criteria are met as of the date of disposal, or earlier if classified as held-for-sale. When a component is identified for discontinued operations reporting, amounts for prior periods are retrospectively reclassified as discontinued operations. Prior to January 1, 2015, components were identified as discontinued operations if the operations and cash flows of the component had been or would be eliminated from the ongoing operations of the Company as a result of the disposal transaction and the Company would not have any significant continuing involvement in the operations of the component after the disposal transaction. For transactions occurring January 1, 2015 or later, under updated guidance issued by the Financial Accounting Standards Board, components are identified as discontinued operations if they are a major part of an entity's operations and financial results such as a separate major line of business or a separate major geographical area of operations regardless of whether the Company has significant continuing involvement in the operations of the component after the disposal transaction. For information on the specific businesses and related impacts, see Note 12 - Discontinued Operations and Business Dispositions of Notes to Consolidated Financial Statements.

USE OF ESTIMATES

The preparation of financial statements, in conformity with U.S. GAAP, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The most significant estimates include those used in determining estimated gross profits used in the valuation and amortization of assets and liabilities associated with variable annuity and other universal life-type contracts; evaluation of other-than-temporary impairments on available-for-sale securities and valuation allowances on investments; living benefits required to be fair valued; valuation of investments and derivative instruments; valuation allowance on deferred tax assets; and contingencies relating to corporate litigation and regulatory matters. Certain of these estimates are particularly sensitive to market conditions, and deterioration and/or volatility in the worldwide debt or equity markets could have a material impact on the Consolidated Financial Statements.

RECLASSIFICATIONS

Certain reclassifications have been made to prior year financial information to conform to the current year presentation.

FUTURE ADOPTION OF NEW ACCOUNTING STANDARDS

FINANCIAL INSTRUMENTS

In January 2016, the Financial Accounting Standards Board ("FASB") issued updated guidance for the recognition and measurement of financial instruments. The new guidance will require investments in equity securities to be measured at fair value with changes in fair value reported in net income except for those equity securities that result in consolidation or are accounted for under the equity method of accounting. The new guidance will also require a deferred tax asset resulting from net unrealized losses on available-for-sale fixed maturities that are recognized in accumulated other comprehensive income ("OCI") to be evaluated for recoverability in combination with the Company's other deferred tax assets. Under existing guidance, the Company measures investments in equity securities, available-for-sale, at fair value with changes in fair value reported in OCI. As required, the Company will adopt the guidance effective January 1, 2018 through a cumulative effect adjustment to retained earnings. Early adoption is not allowed. The impact to the Company will be increased volatility in net income beginning in 2018. Any difference in the evaluation of deferred tax assets may also affect stockholders equity. Cash flows will not be affected. The impact will depend on the composition of the Company's investment portfolio in the future and changes in fair value of the Company's investments. As of December 31, 2015, equity securities available-for-sale totaled $178, with no unrealized gains or losses in accumulated OCI. Had the new accounting guidance been in place since the beginning of 2015, the Company would have recognized mark-to-market unrealized losses of $6 after-tax in net income for the year ended December 31, 2015.

CONSOLIDATION

The FASB issued updated consolidation guidance. The updates revise existing guidance for when to consolidate VIEs and general partners' investments in limited partnerships, end the deferral granted for applying the VIE guidance to certain investment companies, and reduce the number of circumstances where a decision maker's or service provider's fee arrangement is deemed to be a variable interest in an entity. The updates also modify consolidation guidance for determining whether limited partnerships are VIEs or voting interest entities. This guidance is effective January 1, 2016, and may be applied fully retrospectively or through a cumulative effect adjustment to retained earnings as of the adoption (modified retrospective approach). The Company will adopt the guidance using a modified retrospective approach effective as of January 1, 2016 and in the first quarter of 2016 will increase invested assets and other liabilities by an equal amount of less than $80, with no impact to net income, equity, or cash flows.

                HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

1. BASIS OF PRESENTATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

REVENUE RECOGNITION

The FASB issued updated guidance for recognizing revenue. The guidance excludes insurance contracts and financial instruments. Revenue is to be recognized when, or as, goods or services are transferred to customers in an amount that reflects the consideration that an entity is expected to be entitled in exchange for those goods or services, and this accounting guidance is similar to current accounting for many transactions. This guidance is effective retrospectively on January 1, 2018, with a choice of restating prior periods or recognizing a cumulative effect for contracts in place as of the adoption. Early adoption is permitted as of January 1, 2017. The Company has not yet determined its method for adoption or estimated the effect of the adoption on the Company's Consolidated Financial Statements.

SIGNIFICANT ACCOUNTING POLICIES

The Company's significant accounting policies are as follows:

SEGMENT INFORMATION

The Company has no reportable segments and is comprised of the run-off operations of annuity, and institutional and private-placement life insurance businesses. See Note 12 - Discontinued Operations and Business Dispositions of Notes to Consolidated Financial Statements for further discussion of life and annuity businesses sold. The Company's determination that it has no reportable segments is based on the fact that the Company's chief operating decision maker reviews the Company's financial performance at a consolidated level.

REVENUE RECOGNITION

For investment and universal life-type contracts, the amounts collected from policyholders are considered deposits and are not included in revenue. Fee income for variable annuity and other universal life-type contracts consists of policy charges for policy administration, cost of insurance charges and surrender charges assessed against policyholders' account balances and are recognized in the period in which services are provided. For the Company's traditional life and group disability products premiums are recognized as revenue when due from policyholders.

INCOME TAXES

The Company recognizes taxes payable or refundable for the current year and deferred taxes for the tax consequences of temporary differences between the financial reporting and tax basis of assets and liabilities. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years the temporary differences are expected to reverse. A deferred tax provision is recorded for the tax effects of differences between the Company's current taxable income and its income before tax under generally accepted accounting principles in the Consolidated Statements of Operations. For deferred tax assets, the Company records a valuation allowance that is adequate to reduce the total deferred tax asset to an amount that will more likely than not be realized.

The Company is included in The Hartford's consolidated U.S. Federal income tax return. The Company and The Hartford have entered into a tax sharing agreement under which each member in the consolidated U.S. Federal income tax return will make payments between them such that, with respect to any period, the amount of taxes to be paid by the Company, subject to certain tax adjustments, is consistent with the "parent down" approach. Under this approach, the Company's deferred tax assets and tax attributes are considered realized by it so long as the group is able to recognize (or currently use) the related deferred tax asset or attribute. Thus the need for a valuation allowance is determined at the consolidated return level rather than at the level of the individual entities comprising the consolidated group.

DIVIDENDS TO POLICYHOLDERS

Policyholder dividends are paid to certain life insurance policyholders. Policies that receive dividends are referred to as participating policies. Participating dividends to policyholders are accrued and reported in other liabilities using an estimate of the amount to be paid based on underlying contractual obligations under policies and applicable state laws.

There were no additional amounts of income allocated to participating policyholders. If limitations exist on the amount of net income from participating life insurance contracts that may be distributed to stockholders, the policyholder's share of net income on those contracts that cannot be distributed is excluded from stockholder's equity by a charge to operations and an increase to a liability.

                HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

1. BASIS OF PRESENTATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

INVESTMENTS

OVERVIEW

The Company's investments in fixed maturities include bonds, structured securities, redeemable preferred stock and commercial paper. Most of these investments, along with certain equity securities, which include common and non-redeemable preferred stocks, are classified as available-for-sale ("AFS") and are carried at fair value. The after-tax difference between fair value and cost or amortized cost is reflected in stockholders' equity as a component of Accumulated Other Comprehensive Income (Loss) ("AOCI"), after adjustments for the effect of deducting certain life and annuity deferred policy acquisition costs and reserve adjustments. Also included in equity securities, AFS are certain equity securities for which the Company elected the fair value option. These equity securities are carried at fair value with changes in value recorded in realized capital gains and losses. Fixed maturities for which the Company elected the fair value option are classified as FVO and are carried at fair value with changes in value recorded in realized capital gains and losses on the Company's Consolidated Statements of Operations. Policy loans are carried at outstanding balance. Mortgage loans are recorded at the outstanding principal balance adjusted for amortization of premiums or discounts and net of valuation allowances. Short-term investments are carried at amortized cost, which approximates fair value. Limited partnerships and other alternative investments are reported at their carrying value and accounted for under the equity method with the Company's share of earnings included in net investment income. Recognition of income related to limited partnerships and other alternative investments is delayed due to the availability of the related financial information, as private equity and other funds are generally on a three-month delay and hedge funds on a one-month delay. Accordingly, income for the years ended December 31, 2015, 2014 and 2013 may not include the full impact of current year changes in valuation of the underlying assets and liabilities of the funds, which are generally obtained from the limited partnerships and other alternative investments' general partners. Other investments primarily consist of derivative instruments which are carried at fair value.

NET REALIZED CAPITAL GAINS AND LOSSES

Net realized capital gains and losses from investment sales are reported as a component of revenues and are determined on a specific identification basis. Net realized capital gains and losses also result from fair value changes in fixed maturities and equity securities for which the fair value option was elected, and derivatives contracts (both free-standing and embedded) that do not qualify or are not designated as a hedge for accounting purposes, ineffectiveness on derivatives that qualify for hedge accounting treatment, and the change in value of derivatives in certain fair-value hedge relationships and their associated hedged asset. Impairments and mortgage loan valuation allowances are recognized as net realized capital losses in accordance with the Company's impairment and mortgage loan valuation allowance policies as discussed in Note 3 - Investments and Derivative Instruments of Notes to Consolidated Financial Statements. Foreign currency transaction remeasurements are also included in net realized capital gains and losses.

NET INVESTMENT INCOME

Interest income from fixed maturities and mortgage loans is recognized when earned on the constant effective yield method based on estimated timing of cash flows. The amortization of premium and accretion of discount for fixed maturities also takes into consideration call and maturity dates that produce the lowest yield. For securitized financial assets subject to prepayment risk, yields are recalculated and adjusted periodically to reflect historical and/or estimated future repayments using the retrospective method; however, if these investments are impaired, any yield adjustments are made using the prospective method. Prepayment fees and make-whole payments on fixed maturities and mortgage loans are recorded in net investment income when earned. For equity securities, dividends will be recognized as investment income on the ex-dividend date. Limited partnerships and other alternative investments primarily use the equity method of accounting to recognize the Company's share of earnings. For impaired debt securities, the Company accretes the new cost basis to the estimated future cash flows over the expected remaining life of the security by prospectively adjusting the security's yield, if necessary. The Company's non-income producing investments were not material for the years ended December 31, 2015, 2014 and 2013.

DERIVATIVE INSTRUMENTS

OVERVIEW

The Company utilizes a variety of over-the-counter ("OTC") derivative investments, including transactions cleared through a central clearing house ("OTC-cleared"), and exchange-traded derivative instruments as part of its overall risk management strategy. The types of instruments may include swaps, caps, floors, forwards, futures and options to achieve one of four Company-approved objectives: to hedge risk arising from interest rate, equity market, commodity market, credit spread and issuer default, price or currency exchange rate risk or volatility; to manage liquidity; to control transaction costs; or to enter into synthetic replication transactions.

Interest rate, volatility, dividend, credit default and index swaps involve the periodic exchange of cash flows with other parties, at specified intervals, calculated using agreed upon rates or other financial variables and notional principal amounts. Generally, little to no cash or principal payments are exchanged at the inception of the contract. Typically, at the time a swap is entered into, the cash flow streams exchanged by the counterparties are equal in value.


                HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

1. BASIS OF PRESENTATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Interest rate cap and floor contracts entitle the purchaser to receive from the issuer at specified dates, the amount, if any, by which a specified market rate exceeds the cap strike interest rate or falls below the floor strike interest rate, applied to a notional principal amount. A premium payment is made by the purchaser of the contract at its inception and no principal payments are exchanged.

Forward contracts are customized commitments that specify a rate of interest or currency exchange rate to be paid or received on an obligation beginning on a future start date and are typically settled in cash.

Financial futures are standardized commitments to either purchase or sell designated financial instruments, at a future date, for a specified price and may be settled in cash or through delivery of the underlying instrument. Futures contracts trade on organized exchanges. Margin requirements for futures are met by pledging securities or cash, and changes in the futures' contract values are settled daily in cash.

Option contracts grant the purchaser, for a premium payment, the right to either purchase from or sell to the issuer a financial instrument at a specified price, within a specified period or on a stated date. The contracts may reference commodities, which grant the purchaser the right to either purchase from or sell to the issuer commodities at a specified price, within a specified period or on a stated date. Option contracts are typically settled in cash.

Foreign currency swaps exchange an initial principal amount in two currencies, agreeing to re-exchange the currencies at a future date, at an agreed upon exchange rate. There may also be a periodic exchange of payments at specified intervals calculated using the agreed upon rates and exchanged principal amounts.

The Company's derivative transactions conducted in insurance company subsidiaries are used in strategies permitted under the derivative use plans required by the State of Connecticut and the State of New York insurance departments.

ACCOUNTING AND FINANCIAL STATEMENT PRESENTATION OF DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES

Derivative instruments are recognized on the Consolidated Balance Sheets at fair value and are reported in Other Investments and Other Liabilities. For balance sheet presentation purposes, the Company has elected to offset the fair value amounts, income accruals, and related cash collateral receivables and payables of OTC derivative instruments executed in a legal entity and with the same counterparty or under a master netting agreement, which provides the Company with the legal right of offset.

The Company also clears interest rate swap and certain credit default swap derivative transactions through central clearing houses. OTC-cleared derivatives require initial collateral at the inception of the trade in the form of cash or highly liquid collateral, such as U.S. Treasuries and government agency investments. Central clearing houses also require additional cash collateral as variation margin based on daily market value movements. For information on collateral, see the derivative collateral arrangements section in Note 3 -Investments and Derivative Instruments of Notes to Consolidated Financial Statements. In addition, OTC-cleared transactions include price alignment interest either received or paid on the variation margin, which is reflected in net investment income. The Company has also elected to offset the fair value amounts, income accruals and related cash collateral receivables and payables of OTC-cleared derivative instruments based on clearing house agreements.

On the date the derivative contract is entered into, the Company designates the derivative as (1) a hedge of the fair value of a recognized asset or liability ("fair value" hedge), (2) a hedge of the variability in cash flows of a forecasted transaction or of amounts to be received or paid related to a recognized asset or liability ("cash flow" hedge), (3) a hedge of a net investment in a foreign operation ("net investment" hedge) or (4) held for other investment and/or risk management purposes, which primarily involve managing asset or liability related risks and do not qualify for hedge accounting.

FAIR VALUE HEDGES

Changes in the fair value of a derivative that is designated and qualifies as a fair value hedge, including foreign-currency fair value hedges, along with the changes in the fair value of the hedged asset or liability that is attributable to the hedged risk, are recorded in current period earnings as net realized capital gains and losses with any differences between the net change in fair value of the derivative and the hedged item representing the hedge ineffectiveness. Periodic cash flows and accruals of income/expense ("periodic derivative net coupon settlements") are recorded in the line item of the Consolidated Statements of Operations in which the cash flows of the hedged item are recorded.

CASH FLOW HEDGES

Changes in the fair value of a derivative that is designated and qualifies as a cash flow hedge, including foreign-currency cash flow hedges, are recorded in AOCI and are reclassified into earnings when the variability of the cash flow of the hedged item impacts earnings. Gains and losses on derivative contracts that are reclassified from AOCI to current period earnings are included in the line item in the Consolidated Statements of Operations in which the cash flows of the hedged item are recorded. Any hedge ineffectiveness is recorded immediately in current period earnings as net realized capital gains and losses. Periodic derivative net coupon settlements are recorded in the line item of the Consolidated Statements of Operations in which the cash flows of the hedged item are recorded.

                HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

1. BASIS OF PRESENTATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

NET INVESTMENT IN A FOREIGN OPERATION HEDGES

Changes in fair value of a derivative used as a hedge of a net investment in a foreign operation, to the extent effective as a hedge, are recorded in the foreign currency translation adjustments account within AOCI. Cumulative changes in fair value recorded in AOCI are reclassified into earnings upon the sale or complete, or substantially complete, liquidation of the foreign entity. Any hedge ineffectiveness is recorded immediately in current period earnings as net realized capital gains and losses. Periodic derivative net coupon settlements are recorded in the line item of the Consolidated Statements of Operations in which the cash flows of the hedged item are recorded.

OTHER INVESTMENT AND/OR RISK MANAGEMENT ACTIVITIES

The Company's other investment and/or risk management activities primarily relate to strategies used to reduce economic risk or replicate permitted investments and do not receive hedge accounting treatment. Changes in the fair value, including periodic derivative net coupon settlements, of derivative instruments held for other investment and/or risk management purposes are reported in current period earnings as net realized capital gains and losses.

HEDGE DOCUMENTATION AND EFFECTIVENESS TESTING

To qualify for hedge accounting treatment, a derivative must be highly effective in mitigating the designated changes in fair value or cash flow of the hedged item. At hedge inception, the Company formally documents all relationships between hedging instruments and hedged items, as well as its risk-management objective and strategy for undertaking each hedge transaction. The documentation process includes linking derivatives that are designated as fair value, cash flow, or net investment hedges to specific assets or liabilities on the balance sheet or to specific forecasted transactions and defining the effectiveness and ineffectiveness testing methods to be used. The Company also formally assesses both at the hedge's inception and ongoing on a quarterly basis, whether the derivatives that are used in hedging transactions have been and are expected to continue to be highly effective in offsetting changes in fair values, cash flows or net investment in foreign operations of hedged items. Hedge effectiveness is assessed primarily using quantitative methods as well as using qualitative methods. Quantitative methods include regression or other statistical analysis of changes in fair value or cash flows associated with the hedge relationship. Qualitative methods may include comparison of critical terms of the derivative to the hedged item. Hedge ineffectiveness of the hedge relationships are measured each reporting period using the "Change in Variable Cash Flows Method", the "Change in Fair Value Method", the "Hypothetical Derivative Method", or the "Dollar Offset Method".

DISCONTINUANCE OF HEDGE ACCOUNTING

The Company discontinues hedge accounting prospectively when (1) it is determined that the qualifying criteria are no longer met; (2) the derivative is no longer designated as a hedging instrument; or (3) the derivative expires or is sold, terminated or exercised.

When hedge accounting is discontinued because it is determined that the derivative no longer qualifies as an effective fair value hedge, the derivative continues to be carried at fair value on the balance sheet with changes in its fair value recognized in current period earnings. Changes in the fair value of the hedged item attributable to the hedged risk is no longer adjusted through current period earnings and the existing basis adjustment is amortized to earnings over the remaining life of the hedged item through the applicable earnings component associated with the hedged item.

When hedge accounting is discontinued because the Company becomes aware that it is not probable that the forecasted transaction will occur, the derivative continues to be carried on the balance sheet at its fair value, and gains and losses that were accumulated in AOCI are recognized immediately in earnings.

In other situations in which hedge accounting is discontinued, including those where the derivative is sold, terminated or exercised, amounts previously deferred in AOCI are reclassified into earnings when earnings are impacted by the the hedged item.

EMBEDDED DERIVATIVES

The Company purchases and has previously issued financial instruments and products that contain embedded derivative instruments. When it is determined that (1) the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and (2) a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is bifurcated from the host for measurement purposes. The embedded derivative, which is reported with the host instrument in the Consolidated Balance Sheets, is carried at fair value with changes in fair value reported in net realized capital gains and losses.

                HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

1. BASIS OF PRESENTATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

CREDIT RISK

Credit risk is defined as the risk of financial loss due to uncertainty of an obligor's or counterparty's ability or willingness to meet its obligations in accordance with agreed upon terms. Credit exposures are measured using the market value of the derivatives, resulting in amounts owed to the Company by its counterparties or potential payment obligations from the Company to its counterparties. The Company generally requires that OTC derivative contracts, other than certain forward contracts, be governed by International Swaps and Derivatives Association ("ISDA") agreements which are structured by legal entity and by counterparty, and permit right of offset. These agreements require daily collateral settlement based upon agreed upon thresholds. For purposes of daily derivative collateral maintenance, credit exposures are generally quantified based on the prior business day's market value and collateral is pledged to and held by, or on behalf of, the Company to the extent the current value of the derivatives exceed the contractual thresholds. For the Company's domestic derivative programs, the maximum uncollateralized threshold for a derivative counterparty for a single legal entity is $10. The Company also minimizes the credit risk of derivative instruments by entering into transactions with high quality counterparties primarily rated A or better, which are monitored and evaluated by the Company's risk management team and reviewed by senior management. OTC-cleared derivatives are governed by clearing house rules. Transactions cleared through a central clearing house reduce risk due to their ability to require daily variation margin, monitor the Company's ability to request additional collateral in the event of a counterparty downgrade, and act as an independent valuation source. In addition, the Company monitors counterparty credit exposure on a monthly basis to ensure compliance with Company policies and statutory limitations.

CASH

Cash represents cash on hand and demand deposits with banks or other financial institutions.

REINSURANCE

The Company cedes insurance to affiliated and unaffiliated insurers in order to limit its maximum losses and to diversify its exposures and provide statutory surplus relief. Such arrangements do not relieve the Company of its primary liability to policyholders. Failure of reinsurers to honor their obligations could result in losses to the Company. The Company also assumes reinsurance from other insurers.

Reinsurance accounting is followed for ceded and assumed transactions that provide indemnification against loss or liability relating to insurance risk (i.e. risk transfer). To meet risk transfer requirements, a reinsurance agreement must include insurance risk, consisting of underwriting, investment, and timing risk, and a reasonable possibility of a significant loss to the reinsurer. If the ceded and assumed transactions do not meet risk transfer requirements, the Company accounts for these transactions as financing transactions.

Premiums, benefits, losses and loss adjustment expenses reflect the net effects of ceded and assumed reinsurance transactions. Included in other assets are prepaid reinsurance premiums, which represent the portion of premiums ceded to reinsurers applicable to the unexpired terms of the reinsurance agreements. Included in reinsurance recoverables are balances due from reinsurance companies for paid and unpaid losses and loss adjustment expenses and are presented net of any necessary allowance for uncollectible reinsurance.

The Company reinsures certain of its risks to other reinsurers under yearly renewable term, coinsurance, and modified coinsurance arrangements, and variations thereof. The cost of reinsurance related to long-duration contracts is accounted for over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies.

The Company evaluates the financial condition of its reinsurers and concentrations of credit risk. Reinsurance is placed with reinsurers that meet strict financial criteria established by the Company. The Company entered into two reinsurance transactions upon completion of the sales of its Retirement Plans and Individual Life businesses in 2013. For further discussion of these transactions, see Note 4 -Reinsurance and Note 12 - Discontinued Operations and Business Dispositions of Notes to Consolidated Financial Statements.

DEFERRED POLICY ACQUISITION COSTS

Deferred policy acquisition costs ("DAC") represent costs that are directly related to the acquisition of new and renewal insurance contracts and incremental direct costs of contract acquisition that are incurred in transactions with either independent third parties or employees. Such costs primarily include commissions, premium taxes, costs of policy issuance and underwriting, and certain other expenses that are directly related to successfully issued contracts.

For life insurance products, the DAC asset related to most universal life-type contracts (including variable annuities) is amortized over the estimated life of the contracts acquired in proportion to the present value of estimated gross profits ("EGPs"). EGPs are also used to amortize other assets and liabilities in the Company's Consolidated Balance Sheets such as sales inducement assets ("SIA"). Components of EGPs are also used to determine reserves for universal life type contracts (including variable annuities) with death or other insurance benefits such as guaranteed minimum death, life-contingent guaranteed minimum withdrawal and universal life insurance secondary guarantee benefits. These benefits are accounted for and collectively referred to as death and other insurance benefit reserves and are held in addition to the account value liability representing policyholder funds.

                HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

1. BASIS OF PRESENTATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

For most life insurance product contracts, including variable annuities, the Company estimates gross profits over 20 years as EGPs emerging subsequent to that timeframe are immaterial. Products sold in a particular year are aggregated into cohorts. Future gross profits for each cohort are projected over the estimated lives of the underlying contracts, based on future account value projections for variable annuity and variable universal life products. The projection of future account values requires the use of certain assumptions including: separate account returns; separate account fund mix; fees assessed against the contract holder's account balance; full surrender and partial withdrawal rates; interest margin; mortality; and the extent and duration of hedging activities and hedging costs.

The Company determines EGPs from a single deterministic reversion to mean ("RTM") separate account return projection which is an estimation technique commonly used by insurance entities to project future separate account returns. Through this estimation technique, the Company's DAC model is adjusted to reflect actual account values at the end of each quarter. Through a consideration of recent market returns, the Company will unlock ("Unlock"), or adjust, projected returns over a future period so that the account value returns to the long-term expected rate of return, providing that those projected returns do not exceed certain caps. This Unlock for future separate account returns is determined each quarter.

In the fourth quarter of 2015, the Company completed a comprehensive policyholder behavior assumption study which resulted in a non-market related after-tax expense and incorporated the results of that study into its projection of future gross profits. Additionally, throughout the year, the Company evaluates various aspects of policyholder behavior and will revise its policyholder assumptions if credible emerging data indicates that changes are warranted. The Company will continue to evaluate its assumptions related to policyholder behavior as initiatives to reduce the size of the variable annuity business are implemented by management. Upon completion of an annual assumption study or evaluation of credible new information, the Company will revise its assumptions to reflect its current best estimate. These assumption revisions will change the projected account values and the related EGPs in the DAC, and SIA amortization models, as well as, the death and other insurance benefit reserving models.

All assumption changes that affect the estimate of future EGPs including the update of current account values, the use of the RTM estimation technique, and policyholder behavior assumptions are considered an Unlock in the period of revision. An Unlock adjusts the DAC, SIA, and death and other insurance benefit reserve balances in the Consolidated Balance Sheets with an offsetting benefit or charge in the Consolidated Statements of Operations in the period of the revision. An Unlock revises EGPs to reflect the Company's current best estimate assumptions. The Company also tests the aggregate recoverability of DAC by comparing the existing DAC balance to the present value of future EGPs. An Unlock that results in an after-tax benefit generally occurs as a result of actual experience or future expectations of product profitability being favorable compared to previous estimates. An Unlock that results in an after-tax charge generally occurs as a result of actual experience or future expectations of product profitability being unfavorable compared to previous estimates.

SEPARATE ACCOUNTS, DEATH BENEFITS AND OTHER INSURANCE BENEFIT FEATURES

The Company records the variable account value portion of variable annuity and variable life insurance products and institutional and governmental investment contracts within separate accounts. Separate account assets are reported at fair value and separate account liabilities are reported at amounts consistent with separate account assets. Investment income and gains and losses from those separate account assets accrue directly to the policyholder, who assumes the related investment risk, and are offset by change in the related liability with changes reported in the same line item in the Consolidated Statements of Operations. The Company earns fees for investment management, certain administrative expenses, and mortality and expense risks assumed which are reported in fee income.

Certain contracts classified as universal life-type include death and other insurance benefit features including guaranteed minimum death benefit ("GMDB"), guaranteed minimum income benefit ("GMIB") and guaranteed minimum withdrawal benefit ("GMWB") riders offered with variable annuity contracts, or secondary guarantee benefits offered with universal life insurance contracts. GMWBs that represent embedded derivatives are accounted for at fair value. Universal life insurance secondary guarantee benefits ensure that the policy will not terminate, and will continue to provide a death benefit, even if there is insufficient policy value to cover the monthly deductions and charges. For the Company's GMWB products, the withdrawal benefit can exceed the guaranteed remaining balance ("GRB"), which is generally equal to premiums less withdrawals. These GMDBs, GMIBs, the life-contingent portion of the GMWBs and the universal life insurance secondary guarantees require an additional liability to be held above the account value liability representing the policyholders' funds. This liability is reported in reserve for future policy benefits in the Company's Consolidated Balance Sheets. Changes in the death and other insurance benefit reserves are recorded in benefits, losses and loss adjustment expenses in the Company's Consolidated Statements of Operations.

The death and other insurance benefit liability is determined by estimating the expected present value of the benefits in excess of the policyholder's expected account value in proportion to the present value of total expected fees. The liability is accrued as actual fees are earned. The expected present value of benefits and fees are generally derived from a set of stochastic scenarios, that have been calibrated to our RTM separate account returns, and assumptions including market rates of return, volatility, discount rates, lapse rates and mortality experience. Consistent with the Company's policy on the Unlock, the Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to benefits, losses and loss adjustment expense. For further information on the Unlock, see the Deferred Policy Acquisition Costs accounting policy section within this footnote.

                HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

1. BASIS OF PRESENTATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

The Company reinsures a portion of its in-force GMDB and all of its universal life insurance secondary guarantees and net reinsurance costs are recognized ratably over the accumulation period based on total expected assessments.

RESERVE FOR FUTURE POLICY BENEFITS AND UNPAID LOSSES AND LOSS ADJUSTMENT
EXPENSES

Liabilities for the Company's group life and disability contracts as well its individual term life insurance policies include amounts for unpaid losses and future policy benefits. Liabilities for unpaid losses include estimates of amounts to fully settle known reported claims as well as claims related to insured events that the Company estimates have been incurred but have not yet been reported. Liabilities for future policy benefits are calculated by the net level premium method using interest, withdrawal and mortality assumptions appropriate at the time the policies were issued. The methods used in determining the liability for unpaid losses and future policy benefits are standard actuarial methods. For the tabular reserves, discount rates are based on the Company's earned investment yield and the morbidity/mortality tables used are standard industry tables modified to reflect the Company's actual experience when appropriate. These reserves are computed such that they are expected to meet the Company's future policy obligations. Future policy benefits are computed at amounts that, with additions from estimated premiums to be received and with interest on such reserves compounded annually at certain assumed rates, are expected to be sufficient to meet the Company's policy obligations at their maturities or in the event of an insured's death. Changes in or deviations from the assumptions used for mortality, morbidity, expected future premiums and interest can significantly affect the Company's reserve levels and related future operations.

OTHER POLICYHOLDER FUNDS AND BENEFITS PAYABLE

Other policyholder funds and benefits payable consist of non-variable account values associated with variable annuity and other universal life-type contracts and investment contracts.

Investment contracts consist of institutional and governmental products, without life contingencies, including funding agreements, certain structured settlements and guaranteed investment contracts. The liability for investment contracts is equal to the balance that accrues to the benefit of the contract holder as of the financial statement date, which includes the accumulation of deposits plus credited interest, less withdrawals and amounts assessed through the financial statement date.

FOREIGN CURRENCY

Foreign currency translation gains and losses are reflected in stockholder's equity as a component of accumulated other comprehensive income (loss). The Company's foreign subsidiaries' balance sheet accounts are translated at the exchange rates in effect at each year end and income statement accounts are translated at the average rates of exchange prevailing during the year. The national currencies of the international operations are generally their functional currencies. Gains and losses resulting from the remeasurement of foreign currency transactions are reflected in earnings in realized capital gains (losses) in the period in which they occur.

                HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

2. FAIR VALUE MEASUREMENTS

Fair value is determined based on the "exit price" notion which is defined as the price that would be received to sell an asset or paid to transfer a liability in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants. Financial instruments carried at fair value in the Company's Consolidated Financial Statements include fixed maturity and equity securities, AFS; fixed maturities and equity securities, FVO; short-term investments; freestanding and embedded derivatives; certain limited partnerships and other alternative investments; separate account assets and certain other liabilities. The Company's estimates of fair value for financial assets and financial liabilities are based on the framework established in the fair value accounting guidance. The framework is based on the inputs used in valuation, gives the highest priority to quoted prices in active markets and requires that observable inputs be used in the valuations when available. The Company categorizes its assets and liabilities measured at estimated fair value based on whether the significant inputs into the valuation are observable. The fair value hierarchy categorizes the inputs in the valuation techniques used to measure fair value into three broad Levels (Level 1, 2 or 3).

Level 1 Unadjusted quoted prices for identical assets, or liabilities, in active markets that the Company has the ability to access at the measurement date.

Level 2 Observable inputs, other than quoted prices included in Level 1, for the asset or liability, or prices for similar assets and liabilities.

Level 3 Valuations that are derived from techniques in which one or more of the significant inputs are unobservable (including assumptions about risk). Because Level 3 fair values, by their nature, contain one or more significant unobservable inputs, as there is little or no observable market for these assets and liabilities, considerable judgment is used to determine the Level 3 fair values. Level 3 fair values represent the Company's best estimate of an amount that could be realized in a current market exchange absent actual market exchanges.

In many situations, inputs used to measure the fair value of an asset or liability position may fall into different levels of the fair value hierarchy. In these situations, the Company will determine the level in which the fair value falls based upon the lowest level input that is significant to the determination of the fair value. In most cases, both observable (e.g., changes in interest rates) and unobservable (e.g., changes in risk assumptions) inputs are used in the determination of fair values that the Company has classified within Level 3. Consequently, these values and the related gains and losses are based upon both observable and unobservable inputs. The Company's fixed maturities included in Level 3 are classified as such because these securities are primarily within illiquid markets and/or priced by independent brokers.

                HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

2. FAIR VALUE MEASUREMENTS (CONTINUED)

The following tables present assets and (liabilities) carried at fair value by hierarchy level.

                                                                                           DECEMBER 31, 2015
                                                                    ---------------------------------------------------------------
                                                                                     QUOTED PRICES
                                                                                       IN ACTIVE       SIGNIFICANT      SIGNIFICANT
                                                                                      MARKETS FOR      OBSERVABLE      UNOBSERVABLE
                                                                                   IDENTICAL ASSETS      INPUTS           INPUTS
                                                                        TOTAL          (LEVEL 1)        (LEVEL 2)        (LEVEL 3)
                                                                    ------------   ----------------  ---------------   ------------
ASSETS ACCOUNTED FOR AT FAIR VALUE ON A RECURRING BASIS
Fixed maturities, AFS
   Asset backed securities ("ABS")                                  $        846   $             --  $           841   $          5
   Collateralized debt obligations ("CDOs")                                1,408                 --            1,078            330
   Commercial mortgage-backed securities ("CMBS")                          1,964                 --            1,902             62
   Corporate                                                              15,175                 --           14,641            534
   Foreign government/government agencies                                    331                 --              314             17
   States, municipalities and political subdivisions ("Municipal")         1,132                 --            1,083             49
   Residential mortgage-backed securities ("RMBS")                         1,503                 --              875            628
   U.S. Treasuries                                                         2,298                123            2,175             --
                                                                    ------------   ----------------  ---------------   ------------
Total fixed maturities                                                    24,657                123           22,909          1,625
Fixed maturities, FVO                                                        165                  1              162              2
Equity securities, trading [1]                                                11                 11               --             --
Equity securities, AFS                                                       459                396               25             38
Derivative assets
   Credit derivatives                                                          7                 --                7             --
   Foreign exchange derivatives                                                4                 --                4             --
   Interest rate derivatives                                                  54                 --               54             --
   GMWB hedging instruments                                                  111                 --               27             84
   Macro hedge program                                                        74                 --               --             74
                                                                    ------------   ----------------  ---------------   ------------
Total derivative assets [2]                                                  250                 --               92            158
Short-term investments                                                       572                131              441             --
Reinsurance recoverable for GMWB                                              83                 --               --             83
Modified coinsurance reinsurance contracts                                    79                 --               79             --
Separate account assets [3]                                              118,163             78,099           39,559            505
                                                                    ------------   ----------------  ---------------   ------------
TOTAL ASSETS ACCOUNTED FOR AT FAIR VALUE ON A RECURRING BASIS       $    144,439   $         78,761  $        63,267   $      2,411
                                                                    ------------   ----------------  ---------------   ------------
LIABILITIES ACCOUNTED FOR AT FAIR VALUE ON A RECURRING BASIS

Other policyholder funds and benefits payable
   GMWB                                                             $       (262)  $             --  $            --   $       (262)
   Equity linked notes                                                       (26)                --               --            (26)
                                                                    ------------   ----------------  ---------------   ------------
Total other policyholder funds and benefits payable                         (288)                --               --           (288)
Derivative liabilities
   Credit derivatives                                                         (7)                --               (7)            --
   Equity derivatives                                                         41                 --               41             --
   Foreign exchange derivatives                                             (376)                --             (376)            --
   Interest rate derivatives                                                (431)                --             (402)           (29)
   GMWB hedging instruments                                                   47                 --               (4)            51
   Macro hedge program                                                        73                 --               --             73
                                                                    ------------   ----------------  ---------------   ------------
Total derivative liabilities [4]                                            (653)                --             (748)            95
                                                                    ------------   ----------------  ---------------   ------------
TOTAL LIABILITIES ACCOUNTED FOR AT FAIR VALUE ON A RECURRING BASIS  $       (941)  $             --  $          (748)  $       (193)
                                                                    ------------   ----------------  ---------------   ------------

                HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

2. FAIR VALUE MEASUREMENTS (CONTINUED)


                                                                                           DECEMBER 31, 2014
                                                                    ---------------------------------------------------------------
                                                                                     QUOTED PRICES
                                                                                       IN ACTIVE       SIGNIFICANT      SIGNIFICANT
                                                                                      MARKETS FOR      OBSERVABLE      UNOBSERVABLE
                                                                                   IDENTICAL ASSETS      INPUTS           INPUTS
                                                                        TOTAL          (LEVEL 1)        (LEVEL 2)        (LEVEL 3)
                                                                    ------------   ----------------  ---------------   ------------
ASSETS ACCOUNTED FOR AT FAIR VALUE ON A RECURRING BASIS
Fixed maturities, AFS
   ABS                                                              $      1,171   $             --  $         1,089   $         82
   CDOs                                                                    1,148                 --              788            360
   CMBS                                                                    1,887                 --            1,768            119
   Corporate                                                              15,742                 --           15,096            646
   Foreign government/government agencies                                    602                 --              572             30
   Municipal                                                               1,052                 --              998             54
   RMBS                                                                    1,857                 --            1,123            734
   U.S. Treasuries                                                         1,977                 72            1,905             --
                                                                    ------------   ----------------  ---------------   ------------
Total fixed maturities                                                    25,436                 72           23,339          2,025
Fixed maturities, FVO                                                        280                 --              196             84
Equity securities, trading [1]                                                11                 11               --             --
Equity securities, AFS                                                       514                411               55             48
Derivative assets
   Credit derivatives                                                          3                 --                5             (2)
   Equity derivatives                                                          2                 --               --              2
   Foreign exchange derivatives                                               (1)                --               (1)            --
   Interest rate derivatives                                                 123                 --              123             --
   GMWB hedging instruments                                                  119                 --                5            114
   Macro hedge program                                                        93                 --               --             93
                                                                    ------------   ----------------  ---------------   ------------
Total derivative assets [2]                                                  339                 --              132            207
Short-term investments                                                     2,162                199            1,963             --
Reinsurance recoverable for GMWB                                              56                 --               --             56
Modified coinsurance reinsurance contracts                                    34                 --               34             --
Separate account assets [3]                                              132,198             91,524           40,096            578
                                                                    ------------   ----------------  ---------------   ------------
TOTAL ASSETS ACCOUNTED FOR AT FAIR VALUE ON A RECURRING BASIS       $    161,030   $         92,217  $        65,815   $      2,998
                                                                    ------------   ----------------  ---------------   ------------
LIABILITIES ACCOUNTED FOR AT FAIR VALUE ON A RECURRING BASIS
Other policyholder funds and benefits payable
   GMWB                                                             $       (139)  $             --  $            --   $       (139)
   Equity linked notes                                                       (26)                --               --            (26)
                                                                    ------------   ----------------  ---------------   ------------
Total other policyholder funds and benefits payable                         (165)                --               --           (165)
Derivative liabilities
   Credit derivatives                                                         --                 --                1             (1)
   Equity derivatives                                                         28                 --               25              3
   Foreign exchange derivatives                                             (444)                --             (444)            --
   Interest rate derivatives                                                (409)                --             (382)           (27)
   GMWB hedging instruments                                                   55                 --               (1)            56
   Macro hedge program                                                        48                 --               --             48
                                                                    ------------   ----------------  ---------------   ------------
Total derivative liabilities [4]                                            (722)                --             (801)            79
Consumer notes [5]                                                            (3)                --               --             (3)
                                                                    ------------   ----------------  ---------------   ------------
TOTAL LIABILITIES ACCOUNTED FOR AT FAIR VALUE ON A RECURRING BASIS  $       (890)  $             --  $          (801)  $        (89)
                                                                    ------------   ----------------  ---------------   ------------

----------
[1]   INCLUDED IN OTHER INVESTMENTS ON THE CONSOLIDATED BALANCE SHEETS.
[2] INCLUDES OTC AND OTC-CLEARED DERIVATIVE INSTRUMENTS IN A NET POSITIVE FAIR VALUE POSITION AFTER CONSIDERATION OF THE ACCRUED INTEREST AND IMPACT OF COLLATERAL POSTING REQUIREMENTS WHICH MAY BE IMPOSED BY AGREEMENTS, CLEARING HOUSE RULES, AND APPLICABLE LAW. AS OF DECEMBER 31, 2015 AND DECEMBER 31, 2014, $271 AND $399, RESPECTIVELY, OF CASH COLLATERAL LIABILITY WAS NETTED AGAINST THE DERIVATIVE ASSET VALUE IN THE CONSOLIDATED BALANCE SHEETS AND IS EXCLUDED FROM THE PRECEDING TABLE. SEE FOOTNOTE 4 FOR DERIVATIVE LIABILITIES.
[3] APPROXIMATELY $1.8 BILLION AND $2.5 BILLION OF INVESTMENT SALES RECEIVABLE, AS OF DECEMBER 31, 2015 AND 2014, RESPECTIVELY, ARE EXCLUDED FROM THIS DISCLOSURE REQUIREMENT BECAUSE THEY ARE TRADE RECEIVABLES IN THE ORDINARY COURSE OF BUSINESS WHERE THE CARRYING AMOUNT APPROXIMATES FAIR VALUE.
[4] INCLUDES OTC AND OTC-CLEARED DERIVATIVE INSTRUMENTS IN A NET NEGATIVE FAIR MARKET VALUE POSITION (DERIVATIVE LIABILITY) AFTER CONSIDERATION OF THE ACCRUED INTEREST AND IMPACT OF COLLATERAL POSTING REQUIREMENTS WHICH MAY BE IMPOSED BY AGREEMENTS, CLEARING HOUSE RULES AND APPLICABLE LAW. IN THE FOLLOWING LEVEL 3 ROLL FORWARD TABLE IN THIS NOTE 2, THE DERIVATIVE ASSETS AND LIABILITIES ARE REFERRED TO AS "FREESTANDING DERIVATIVES" AND ARE PRESENTED ON A NET BASIS.
[5] REPRESENTS EMBEDDED DERIVATIVES ASSOCIATED WITH NON-FUNDING AGREEMENT-BACKED CONSUMER EQUITY-LINKED NOTES.

                HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

2. FAIR VALUE MEASUREMENTS (CONTINUED)

VALUATION TECHNIQUES, PROCEDURES AND CONTROLS

The Company determines the fair values of certain financial assets and liabilities based on quoted market prices where available and where prices represent a reasonable estimate of fair value. The Company also determines fair value based on future cash flows discounted at the appropriate current market rate. Fair values reflect adjustments for counterparty credit quality, the Company's default spreads, liquidity and, where appropriate, risk margins on unobservable parameters.

The fair value process is monitored by the Valuation Committee, which is a cross-functional group of senior management within the Company that meets at least quarterly. The Valuation Committee is co-chaired by the Heads of Investment Operations and Accounting, and has representation from various investment sector professionals, accounting, operations, legal, compliance and risk management. The purpose of the committee is to oversee the pricing policy and procedures by ensuring objective and reliable valuation practices and pricing of financial instruments, as well as addressing valuation issues and approving changes to valuation methodologies and pricing sources. There are also two working groups under the Valuation Committee, a Securities Fair Value Working Group ("Securities Working Group") and a Derivatives Fair Value Working Group ("Derivatives Working Group"), which include various investment, operations, accounting and risk management professionals that meet monthly to review market data trends, pricing and trading statistics and results, and any proposed pricing methodology changes.

The Company also has an enterprise-wide Operational Risk Management function, led by the Chief Operational Risk Officer, which is responsible for establishing, maintaining and communicating the framework, principles and guidelines of the Company's operational risk management program. This includes model risk management which provides an independent review of the suitability, characteristics and reliability of model inputs; as well as, an analysis of significant changes to current models.

FIXED MATURITIES, EQUITY SECURITIES, AND SHORT-TERM INVESTMENTS

The fair value of fixed maturities, equity securities, and short-term investments in an active and orderly market (e.g., not distressed or forced liquidation) are determined by management using a "waterfall" approach after considering the following pricing sources: quoted prices for identical assets or liabilities, prices from third-party pricing services, independent broker quotations, or internal matrix pricing processes. Typical inputs used by these pricing sources include, but are not limited to, benchmark yields, reported trades, broker/dealer quotes, issuer spreads, benchmark securities, bids, offers, and/or estimated cash flows, prepayment speeds, and default rates. Most fixed maturities do not trade daily. Based on the typical trading volumes and the lack of quoted market prices for fixed maturities, third-party pricing services utilize matrix pricing to derive security prices. Matrix pricing relies on securities' relationships to other benchmark quoted securities, which trade more frequently. Pricing services utilize recently reported trades of identical or similar securities making adjustments through the reporting date based on the preceding outlined available market observable information. If there are no recently reported trades, the third-party pricing services may develop a security price using expected future cash flows based upon collateral performance and discounted at an estimated market rate. Both matrix pricing and discounted cash flow techniques develop prices by factoring in the time value for cash flows and risk, including liquidity and credit.

Prices from third-party pricing services may be unavailable for securities that are rarely traded or are traded only in privately negotiated transactions. As a result, certain securities are priced via independent broker quotations which utilize inputs that may be difficult to corroborate with observable market based data. Additionally, the majority of these independent broker quotations are non-binding.

The Company utilizes an internally developed matrix pricing process for private placement securities for which the Company is unable to obtain a price from a third-party pricing service. The Company's process is similar to the third-party pricing services. The Company develops credit spreads each month using market based data for public securities adjusted for credit spread differentials between public and private securities which are obtained from a survey of multiple private placement brokers. The credit spreads determined through this survey approach are based upon the issuer's financial strength and term to maturity, utilizing independent public security index and trade information and adjusting for the non-public nature of the securities. Credit spreads combined with risk-free rates are applied to contractual cash flows to develop a price.

The Securities Working Group performs ongoing analyses of the prices and credit spreads received from third parties to ensure that the prices represent a reasonable estimate of the fair value. This process involves quantitative and qualitative analyses and is overseen by investment and accounting professionals. As a part of these analyses, the Company considers trading volume, new issuance activity and other factors to determine whether the market activity is significantly different than normal activity in an active market, and if so, whether transactions may not be orderly considering the weight of available evidence. If the available evidence indicates that pricing is based upon transactions that are stale or not orderly, the Company places little, if any, weight on the transaction price and will estimate fair value utilizing an internal pricing model. In addition, the Company ensures that prices received from independent brokers represent a reasonable estimate of fair value through the use of internal and external cash flow models utilizing spreads, and when available, market indices. As a result of this analysis, if the Company determines that there is a more appropriate fair value based upon the available market data, the price received from the third party is adjusted accordingly and approved by the Valuation Committee.

                HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

2. FAIR VALUE MEASUREMENTS (CONTINUED)

The Company conducts other specific monitoring controls around pricing. Daily analyses identify price changes over 3% for fixed maturities and 5% for equity securities and trade prices for both debt and equity securities that differ over 3% to the current day's price. Weekly analyses identify prices that differ more than 5% from published bond prices of a corporate bond index. Monthly analyses identify price changes over 3%, prices that have not changed, and missing prices. Also on a monthly basis, a second source validation is performed on most sectors. Analyses are conducted by a dedicated pricing unit that follows up with trading and investment sector professionals and challenges prices with vendors when the estimated assumptions used differ from what the Company feels a market participant would use. Examples of other procedures performed include, but are not limited to, initial and on-going review of third-party pricing services' methodologies, review of pricing statistics and trends and back testing recent trades.

The Company has analyzed the third-party pricing services' valuation methodologies and related inputs, and has also evaluated the various types of securities in its investment portfolio to determine an appropriate fair value hierarchy level based upon trading activity and the observability of market inputs. Most prices provided by third-party pricing services are classified into Level 2 because the inputs used in pricing the securities are observable. Due to the lack of transparency in the process that brokers use to develop prices, most valuations that are based on brokers' prices are classified as Level 3. Some valuations may be classified as Level 2 if the price can be corroborated with observable market data.

DERIVATIVE INSTRUMENTS, INCLUDING EMBEDDED DERIVATIVES WITHIN INVESTMENTS

Derivative instruments are fair valued using pricing valuation models for OTC derivatives that utilize independent market data inputs, quoted market prices for exchange-traded and OTC-cleared derivatives, or independent broker quotations. Excluding embedded and reinsurance related derivatives, as of December 31, 2015 and 2014, 94% and 95%, respectively, of derivatives, based upon notional values, were priced by valuation models, including discounted cash flow models and option-pricing models that utilize present value techniques, or quoted market prices. The remaining derivatives were priced by broker quotations.

The Derivatives Working Group performs ongoing analyses of the valuations, assumptions and methodologies used to ensure that the prices represent a reasonable estimate of the fair value. The Company performs various controls on derivative valuations which include both quantitative and qualitative analyses. Analyses are conducted by a dedicated derivative pricing team that works directly with investment sector professionals to analyze impacts of changes in the market environment and investigate variances. On a daily basis, market valuations are compared to counterparty valuations for OTC derivatives. There are monthly analyses to identify market value changes greater than pre-defined thresholds, stale prices, missing prices and zero prices. Also on a monthly basis, a second source validation, typically to broker quotations, is performed for certain of the more complex derivatives and all new deals during the month. A model validation review is performed on any new models, which typically includes detailed documentation and validation to a second source. The model validation documentation and results of validation are presented to the Valuation Committee for approval. There is a monthly control to review changes in pricing sources to ensure that new models are not moved to production until formally approved.

The Company utilizes derivative instruments to manage the risk associated with certain assets and liabilities. However, the derivative instrument may not be classified with the same fair value hierarchy level as the associated assets and liabilities. Therefore the realized and unrealized gains and losses on derivatives reported in the Level 3 rollforward may be offset by realized and unrealized gains and losses of the associated assets and liabilities in other line items of the financial statements.

VALUATION INPUTS FOR INVESTMENTS

For Level 1 investments, which are comprised of on-the-run U.S. Treasuries, money market funds, exchange-traded equity securities, open-ended mutual funds, short-term investments, and exchange traded futures and option contracts, valuations are based on quoted prices for identical assets in active markets that the Company has the ability to access at the measurement date.

For the Company's Level 2 and 3 debt securities, typical inputs used by pricing techniques include, but are not limited to, benchmark yields, reported trades, broker/dealer quotes, issuer spreads, benchmark securities, bids, offers, and/or estimated cash flows, prepayment speeds, and default rates. Derivative instruments are valued using mid-market inputs that are predominantly observable in the market.

A description of additional inputs used in the Company's Level 2 and Level 3 measurements is included in the following discussion:

Level 2 The fair values of most of the Company's Level 2 investments are determined by management after considering prices received from third party pricing services. These investments include most fixed maturities and preferred stocks, including those reported in separate account assets, as well as derivative instruments.

             - ABS, CDOS, CMBS AND RMBS - Primary inputs also include monthly payment information, collateral performance, which varies by vintage year and includes delinquency rates, collateral valuation loss severity rates, collateral refinancing assumptions, and credit default swap indices. ABS and RMBS prices also include estimates of the rate of future principal prepayments over the remaining life of the securities. These estimates are derived based on the characteristics of the underlying structure and prepayment speeds previously experienced at the interest rate levels projected for the underlying collateral.

                HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

2. FAIR VALUE MEASUREMENTS (CONTINUED)

             - CORPORATES, INCLUDING INVESTMENT GRADE PRIVATE PLACEMENTS - Primary inputs also include observations of credit default swap curves related to the issuer.

             - FOREIGN GOVERNMENT/GOVERNMENT AGENCIES--Primary inputs also include observations of credit default swap curves related to the issuer and political events in emerging market economies.

             - MUNICIPALS - Primary inputs also include Municipal Securities Rulemaking Board reported trades and material event notices, and issuer financial statements.

             - SHORT-TERM INVESTMENTS - Primary inputs also include material event notices and new issue money market rates.

             - CREDIT DERIVATIVES - Primary inputs include the swap yield curve and credit default swap curves.

             - FOREIGN EXCHANGE DERIVATIVES - Primary inputs include the swap yield curve, currency spot and forward rates, and cross currency basis curves.

             - INTEREST RATE DERIVATIVES - Primary input is the swap yield curve.

             - EQUITY DERIVATIVES - Primary inputs include equity index levels.

Level 3 Most of the Company's securities classified as Level 3 include less liquid securities such as lower quality ABS, CMBS, commercial real estate ("CRE") CDOs and RMBS primarily backed by sub-prime loans. Also included in Level 3 are securities valued based on broker prices or broker spreads, without adjustments. Primary inputs for non-broker priced investments, including structured securities, are consistent with the typical inputs used in the preceding noted Level 2 measurements, but are Level 3 due to their less liquid markets. Additionally, certain long-dated securities are priced based on third party pricing services, including certain municipal securities, foreign government/government agency securities, and bank loans. Primary inputs for these long-dated securities are consistent with the typical inputs used in the preceding noted Level 1 and Level 2 measurements, but include benchmark interest rate or credit spread assumptions that are not observable in the marketplace. Significant inputs for Level 3 derivative contracts primarily include the typical inputs used in the preceding noted Level 1 and Level 2 measurements; but also include equity and interest rate volatility and swap yield curves beyond observable limits, and commodity price curves. Also included in Level 3 are certain derivative instruments that either have significant unobservable inputs or are valued based on broker quotations.

TRANSFERS BETWEEN LEVELS

Transfers of securities among the levels occur at the beginning of the reporting period. The amount of transfers from Level 1 to Level 2 was $711 and $1.4 billion, for the years ended December 31, 2015 and 2014, respectively, which represented previously on-the-run U.S. Treasury securities that are now off-the-run. For the years ended December 31, 2015 and 2014, there were no transfers from Level 2 to Level 1. See the fair value roll-forward tables for the years ended December 31, 2015 and 2014, for the transfers into and out of Level 3.

                HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

2. FAIR VALUE MEASUREMENTS (CONTINUED)

SIGNIFICANT UNOBSERVABLE INPUTS FOR LEVEL 3 ASSETS MEASURED AT FAIR VALUE

The following tables present information about significant unobservable inputs used in Level 3 assets measured at fair value. The tables exclude ABS, CRE CDOs, index options and certain corporate securities for which fair values are predominately based on broker quotations.

                                                                AS OF DECEMBER 31, 2015
                   -----------------------------------------------------------------------------------------------------------------
SECURITIES                                                                           UNOBSERVABLE INPUTS
-----------------  -----------------------------------------------------------------------------------------------------------------
ASSETS
ACCOUNTED FOR
AT FAIR VALUE ON               PREDOMINANT                                                            WEIGHTED       IMPACT OF
A RECURRING         FAIR        VALUATION                                                             AVERAGE   INCREASE IN INPUT ON
BASIS               VALUE       TECHNIQUE      SIGNIFICANT UNOBSERVABLE INPUT   MINIMUM    MAXIMUM      [1]       FAIR VALUE [2]
-----------------  -------  -----------------  ------------------------------  ---------  ---------   --------  --------------------
CMBS [3]           $    61   Discounted cash         Spread (encompasses         31bps    1,505bps     230bps         Decrease
                                  flows         prepayment, default risk and
                                                      loss severity)

Corporate [3]          213   Discounted cash               Spread                63bps     800bps      290bps         Decrease
                                  flows

Municipal [3]           31   Discounted cash               Spread               193bps     193bps      193bps         Decrease
                                  flows

RMBS                   628   Discounted cash               Spread                30bps    1,696bps     172bps         Decrease
                                  flows

                                                  Constant prepayment rate            --%        20%         3%     Decrease [4]
                                                   Constant default rate               1%        10%         6%       Decrease
                                                        Loss severity                 --%       100%        79%       Decrease

                                                   AS OF DECEMBER 31, 2014

CMBS               $   119   Discounted cash        Spread (encompasses          46bps    2,475bps     284bps         Decrease
                                  flows         prepayment, default risk and
                                                       loss severity)

Corporate [3]          324   Discounted cash               Spread               123bps     765bps      267bps         Decrease
                                  flows

Municipal [3]           32   Discounted cash               Spread               212bps     212bps      212bps         Decrease
                                  flows

RMBS                   734   Discounted cash               Spread                23bps    1,904bps     141bps         Decrease
                                  flows

                                                  Constant prepayment rate            --%         7%         3%     Decrease [4]
                                                   Constant default rate               1%        14%         7%       Decrease
                                                        Loss severity                 --%       100%        78%       Decrease

----------
[1] THE WEIGHTED AVERAGE IS DETERMINED BASED ON THE FAIR VALUE OF THE
    SECURITIES.
[2] CONVERSELY, THE IMPACT OF A DECREASE IN INPUT WOULD HAVE THE OPPOSITE IMPACT
    TO THE FAIR VALUE AS THAT PRESENTED IN THE PRECEDING TABLE.
[3] LEVEL 3 CMBS, CORPORATE AND MUNICIPAL SECURITIES EXCLUDES THOSE FOR WHICH
    THE COMPANY BASES FAIR VALUE ON BROKER QUOTATIONS AS NOTED IN THE FOLLOWING DISCUSSION.
[4] DECREASE FOR ABOVE MARKET RATE COUPONS AND INCREASE FOR BELOW MARKET RATE
    COUPONS.

                HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

2. FAIR VALUE MEASUREMENTS (CONTINUED)

                                                                   AS OF DECEMBER 31, 2015
                            ---------------------------------------------------------------------------------------------
FREESTANDING DERIVATIVES                                                              UNOBSERVABLE INPUTS
--------------------------  ---------------------------------------------------------------------------------------------
                                        PREDOMINANT                                                         IMPACT OF
                             FAIR        VALUATION           SIGNIFICANT                                INCREASE IN INPUT
                             VALUE       TECHNIQUE        UNOBSERVABLE INPUT      MINIMUM    MAXIMUM   ON FAIR VALUE [1]
                            -------  ----------------  ------------------------  ---------  ---------  ------------------
Interest rate derivatives
                                        Discounted           Swap curve
  Interest rate swaps           (30)    cash flows         beyond 30 years               3%         3%      Decrease
GMWB hedging instruments
  Equity variance swaps         (31)   Option model       Equity volatility             19%        21%      Increase
  Equity options                 35    Option model       Equity volatility             27%        29%      Increase
                                        Discounted
  Customized swaps              131     cash flows        Equity volatility             10%        40%      Increase

Macro hedge program
  Equity options [2]            179    Option model       Equity volatility             14%        28%      Increase

                                                             AS OF DECEMBER 31, 2014

Interest rate derivatives
                                        Discounted            Swap curve
  Interest rate swaps           (29)    cash flows          beyond 30 years              3%         3%      Decrease
  Interest rate swaptions         2    Option Model    Interest rate volatility          1%         1%      Increase

GMWB hedging instruments
  Equity options                 46    Option model       Equity volatility             22%        34%      Increase
                                        Discounted
  Customized swaps              124     cash flows        Equity volatility             10%        40%      Increase

Macro hedge program
  Equity options                141    Option model       Equity volatility             27%        28%      Increase

----------
[1] CONVERSELY, THE IMPACT OF A DECREASE IN INPUT WOULD HAVE THE OPPOSITE IMPACT
    TO THE FAIR VALUE AS THAT PRESENTED IN THE TABLE. CHANGES ARE BASED ON LONG POSITIONS, UNLESS OTHERWISE NOTED. CHANGES IN FAIR VALUE WILL BE INVERSELY IMPACTED FOR SHORT POSITIONS.
[2] LEVEL 3 MACRO HEDGE DERIVATIVES EXCLUDES THOSE FOR WHICH THE COMPANY BASES
    FAIR VALUE ON BROKER QUOTATIONS AS NOTED IN THE FOLLOWING DISCUSSION.

Securities and derivatives for which the Company bases fair value on broker quotations predominately include ABS, CDOs, index options and corporate. Due to the lack of transparency in the process brokers use to develop prices for these investments, the Company does not have access to the significant unobservable inputs brokers use to price these securities and derivatives. The Company believes however, the types of inputs brokers may use would likely be similar to those used to price securities and derivatives for which inputs are available to the Company, and therefore may include, but not be limited to, loss severity rates, constant prepayment rates, constant default rates and credit spreads. Therefore, similar to non broker priced securities and derivatives, generally, increases in these inputs would cause fair values to decrease. For the year ended, December 31, 2015, no significant adjustments were made by the Company to broker prices received.

PRODUCT DERIVATIVES

The Company formerly offered and subsequently reinsured certain variable annuity products with GMWB riders. Also, through reinsurance from HLIKK, the Company formerly assumed GMWB, GMIB and guaranteed minimum accumulation benefit ("GMAB") riders. Concurrent with the sale of HLIKK, HLIKK recaptured certain risks that had been reinsured to the Company and HLAI by terminating or modifying intercompany agreements. Upon closing, HLIKK is responsible for all liabilities of the recaptured business. For further discussion on the sale, see Note 12 - Discontinued Operations and Business Dispositions of Notes to Consolidated Financial Statements.

                HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

2. FAIR VALUE MEASUREMENTS (CONTINUED)

The GMWB provides the policyholder with a GRB which is generally equal to premiums less withdrawals. If the policyholder's account value is reduced a specified level through a combination of market declines and withdrawals but the GRB still has value, the Company is obligated to continue to make annuity payments to the policyholder until the GRB is exhausted. Certain contract provisions can increase the GRB at contract holder election or after the passage of time. The GMWB represents an embedded derivative in the variable annuity contract. When it is determined that (1) the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and (2) a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is bifurcated from the host for measurement purposes. The embedded derivative, which is reported with the host instrument in the Consolidated Balance Sheets, is carried at fair value with changes in fair value reported in net realized capital gains and losses. The Company's GMWB liability is carried at fair value and reported in other policyholder funds. The notional value of the embedded derivative is the GRB.

In valuing the embedded derivative, the Company attributes to the derivative a portion of the fees collected from the contract holder equal to the present value of future GMWB claims (the "Attributed Fees"). All changes in the fair value of the embedded derivative are recorded in net realized capital gains and losses. The excess of fees collected from the contract holder over the Attributed Fees are associated with the host variable annuity contract reported in fee income.

Effective April 1, 2014, HLAI, terminated its reinsurance agreement with an affiliated captive reinsurer and recaptured all reinsurance risks. For further information regarding this reinsurance agreement, see Note 10 -Transactions with Affiliates of Notes to Consolidated Financial Statements.

GMWB REINSURANCE DERIVATIVE

The Company has reinsurance arrangements in place to transfer a portion of its risk of loss due to GMWB. These arrangements are recognized as derivatives and carried at fair value in reinsurance recoverables. Changes in the fair value of the reinsurance agreements are reported in net realized capital gains and losses.

The fair value of the GMWB reinsurance derivative is calculated as an aggregation of the components described in the Living Benefits Required to be Fair Valued discussion below and is modeled using significant unobservable policyholder behavior inputs, identical to those used in calculating the underlying liability, such as lapses, fund selection, resets and withdrawal utilization and risk margins.

LIVING BENEFITS REQUIRED TO BE FAIR VALUED (IN OTHER POLICYHOLDER FUNDS AND BENEFITS PAYABLE)

Fair values for GMWBs classified as embedded derivatives are calculated using the income approach based upon internally developed models because active, observable markets do not exist for those items. The fair value of these GMWBs and the related reinsurance and customized freestanding derivatives are calculated as an aggregation of the following components: Best Estimate Claim Payments; Credit Standing Adjustment; and Margins. The resulting aggregation is reconciled or calibrated, if necessary, to market information that is, or may be, available to the Company, but may not be observable by other market participants, including reinsurance discussions and transactions. The Company believes the aggregation of these components, as necessary and as reconciled or calibrated to the market information available to the Company, results in an amount that the Company would be required to transfer to or receive from market participants in an active liquid market, if one existed, for those market participants to assume the risks associated with the guaranteed minimum benefits and the related reinsurance and customized derivatives. The fair value is likely to materially diverge from the ultimate settlement of the liability as the Company believes settlement will be based on our best estimate assumptions rather than those best estimate assumptions plus risk margins. In the absence of any transfer of the guaranteed benefit liability to a third party, the release of risk margins is likely to be reflected as realized gains in future periods' net income. Each component described in the following discussion is unobservable in the marketplace and requires subjectivity by the Company in determining its value. Oversight of the Company's valuation policies and processes for product and GMWB reinsurance derivatives is performed by a multidisciplinary group comprised of finance, actuarial and risk management professionals. This multidisciplinary group reviews and approves changes and enhancements to the Company's valuation model as well as associated controls.

BEST ESTIMATE CLAIMS COSTS

The Best Estimate Claims Costs is calculated based on actuarial and capital market assumptions related to projected cash flows, including the present value of benefits and related contract charges, over the lives of the contracts, incorporating expectations concerning policyholder behavior such as lapses, fund selection, resets and withdrawal utilization (for the customized derivatives, policyholder behavior is prescribed in the derivative contract). Because of the dynamic and complex nature of these cash flows, best estimate assumptions and a Monte Carlo stochastic process involving the generation of thousands of scenarios that assume risk neutral returns consistent with swap rates and a blend of observable implied index volatility levels were used. Estimating these cash flows involves numerous estimates and subjective judgments regarding a number of variables. These variables include expected markets rates of return, market volatility, correlations of market index returns to funds, fund performance, discount rates, and assumptions about policyholder behavior which emerge over time.

                HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

2. FAIR VALUE MEASUREMENTS (CONTINUED)

At each valuation date, the Company assumes expected returns based on:

     - risk-free rates as represented by the Eurodollar futures, LIBOR deposits and swap rates to derive forward curve rates;

     - market implied volatility assumptions for each underlying index based primarily on a blend of observed market "implied volatility" data;

     - correlations of historical returns across underlying well known market indices based on actual observed returns over the ten years preceding the valuation date; and

     -   three years of history for fund regression.

On a daily basis, the Company updates capital market assumptions used in the GMWB liability model such as interest rates, equity indices and the blend of implied equity index volatilities. The Company monitors various aspects of policyholder behavior and may modify certain of its assumptions, including living benefit lapses and withdrawal rates, if credible emerging data indicates that changes are warranted. In addition, the Company will continue to evaluate policyholder behavior assumptions should we implement initiatives to reduce the size of the variable annuity business. At a minimum, all policyholder behavior assumptions are reviewed and updated, as appropriate, in conjunction with the completion of the Company's annual comprehensive study to refine its estimate of future gross profits.

CREDIT STANDING ADJUSTMENT

This assumption makes an adjustment that market participants would make, in determining fair value, to reflect the risk that guaranteed benefit obligations or the GMWB reinsurance recoverables will not be fulfilled. The Company incorporates a blend of observable Company and reinsurer credit default spreads from capital markets, adjusted for market recoverability. For the years ended December 31, 2015, 2014 and 2013, the credit standing adjustment assumption, net of reinsurance and exclusive of the impact of the credit standing adjustment on other market sensitivities, resulted in pre-tax realized gains (losses) of $(2), $41 and $492, respectively. As of December 31, 2015 and 2014, the credit standing adjustment was $0 and $1, respectively.

MARGINS

The behavior risk margin adds a margin that market participants would require for the risk that the Company's assumptions about policyholder behavior could differ from actual experience. The behavior risk margin is calculated by taking the difference between adverse policyholder behavior assumptions and best estimate assumptions.

Assumption updates, including policyholder behavior assumptions, affected best estimates and margins for total pre-tax realized gains (losses) of $(42), $31 and $28 for the years ended December 31, 2015, 2014 and 2013. As of December 31, 2015 and 2014 the behavior risk margin was $45 and $74, respectively.

In addition to the non-market-based updates described above, the Company recognized non-market-based updates driven by the relative outperformance (underperformance) of the underlying actively managed funds as compared to their respective indices resulting in before-tax realized gains (losses) of approximately $(18), $(5) and $11 for the years ended December 31, 2015, 2014 and 2013, respectively.

The following table provides quantitative information about the significant unobservable inputs and is applicable to all of the GMWB embedded derivative and the GMWB reinsurance derivative for the years ended December 31, 2015 and 2014.


                                                                                       UNOBSERVABLE INPUTS
                                                                   ----------------------------------------------------------
                                                                                              IMPACT OF INCREASE IN INPUT
SIGNIFICANT UNOBSERVABLE INPUT                                       MINIMUM    MAXIMUM      ON FAIR VALUE MEASUREMENT [1]
-----------------------------------------------------------------  ----------  ---------  -----------------------------------
Withdrawal Utilization [2]                                                 20%       100%             Increase
Withdrawal Rates [3]                                                       --%         8%             Increase
Lapse Rates [4]                                                            --%        75%             Decrease
Reset Elections [5]                                                        20%        75%             Increase
Equity Volatility [6]                                                      10%        40%             Increase

----------
[1] CONVERSELY, THE IMPACT OF A DECREASE IN INPUT WOULD HAVE THE OPPOSITE IMPACT TO THE FAIR VALUE AS THAT PRESENTED IN THE TABLE.
[2] RANGE REPRESENTS ASSUMED CUMULATIVE PERCENTAGES OF POLICYHOLDERS TAKING WITHDRAWALS.
[3] RANGE REPRESENTS ASSUMED CUMULATIVE ANNUAL AMOUNT WITHDRAWN BY POLICYHOLDERS. [4] RANGE REPRESENTS ASSUMED ANNUAL PERCENTAGES OF FULL SURRENDER OF THE UNDERLYING VARIABLE ANNUITY CONTRACTS ACROSS ALL POLICY DURATIONS FOR IN FORCE BUSINESS.
[5] RANGE REPRESENTS ASSUMED CUMULATIVE PERCENTAGES OF POLICYHOLDERS THAT WOULD ELECT TO RESET THEIR GUARANTEED BENEFIT BASE.
[6] RANGE REPRESENTS IMPLIED MARKET VOLATILITIES FOR EQUITY INDICES BASED ON MULTIPLE PRICING SOURCES.

                HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

2. FAIR VALUE MEASUREMENTS (CONTINUED)

Generally a change in withdrawal utilization assumptions would be accompanied by a directionally opposite change in lapse rate assumptions, as the behavior of policyholders that utilize GMWB riders is typically different from policyholders that do not utilize these riders.

SEPARATE ACCOUNT ASSETS

Separate account assets are primarily invested in mutual funds. Other separate account assets include fixed maturities, limited partnerships, equity securities, short-term investments and derivatives that are valued in the same manner, and using the same pricing sources and inputs, as those investments held by the Company. Separate account assets classified as Level 3 primarily include limited partnerships in which fair value represents the separate account's share of the fair value of the equity in the investment ("net asset value") and are classified in level 3 based on the Company's ability to redeem its investment.

ASSETS AND LIABILITIES MEASURED AT FAIR VALUE ON A RECURRING BASIS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)

The following tables provide fair value roll forwards for the year ended December 31, 2015, for financial instruments classified as Level 3.

                                                                FIXED MATURITIES, AFS
                                       -------------------------------------------------------------------------------
                                                                               FOREIGN
                                                                                GOVT./                      TOTAL FIXED    FIXED
                                                                                GOVT.                       MATURITIES, MATURITIES,
ASSETS                                   ABS    CDOS      CMBS    CORPORATE   AGENCIES  MUNICIPAL   RMBS       AFS         FVO
-------------------------------------  ------  ------   -------  ----------  ---------  ---------  -------  ----------  -----------
Fair value as of January 1, 2015       $   82  $  360   $   119  $      646  $      30  $      54  $   734  $    2,025  $        84
Total realized/unrealized gains
 (losses)
   Included in net income [1] [2]          --      (1)       --         (18)        --         --       (2)        (21)          (5)
   Included in OCI [3]                     (2)      3        (5)        (38)        (3)        (5)      (2)        (52)           1
Purchases                                  22      --        18          45          5         --      154         244            6
Settlements                                --     (26)      (36)        (21)        (3)        --     (126)       (212)         (23)
Sales                                      (6)     --        (3)        (43)       (15)        --     (127)       (194)         (50)
Transfers into Level 3 [4]                  1      --         4          99          3         --       16         123           --
Transfers out of Level 3 [4]              (92)     (6)      (35)       (136)        --         --      (19)       (288)         (11)
                                       ------  ------   -------  ----------  ---------  ---------  -------  ----------  -----------
FAIR VALUE AS OF DECEMBER 31, 2015     $    5  $  330   $    62  $      534  $      17  $      49  $   628  $    1,625  $         2
                                       ------  ------   -------  ----------  ---------  ---------  -------  ----------  -----------
Changes in unrealized gains (losses)
 included in net income related to
 financial instruments still held at
 December 31,2015 [2] [6]              $   --  $   (1)   $   (1) $      (17) $      --  $      --  $    (3) $      (22) $        (3)
                                       ------  ------   -------  ----------  ---------  ---------  -------  ----------  -----------

                HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

2. FAIR VALUE MEASUREMENTS (CONTINUED)

                                                                            FREESTANDING DERIVATIVES [5]
                                              ------------------------------------------------------------------------------------
                                                                                                                       TOTAL FREE-
                                    EQUITY                                                                   MACRO       STANDING
                                  SECURITIES                                      INTEREST      GMWB         HEDGE     DERIVATIVES
ASSETS (LIABILITIES)                 AFS        CREDIT     COMMODITY    EQUITY      RATE       HEDGING      PROGRAM        [5]
--------------------------------  ----------  ----------  -----------  --------  ----------  -----------  -----------  -----------
Fair value as of January 1, 2015  $       48  $       (3) $        --  $      5  $      (27) $       170  $       141  $       286
Total realized/unrealized
  gains (losses)
  Included in net income [1] [2]          (5)          1           (3)        5          (1)         (16)         (41)         (55)
  Included in OCI [3]                      1          --                     --          --           --           --           --
Purchases                                 11          (8)                    --          --           --           47           39
Settlements                               (1)         --           (3)      (10)         (1)         (19)          --          (33)
Sales                                    (13)         --                     --          --           --           --           --
Transfers into Level 3 [4]                --          --            6        --          --           --           --            6
Transfers out of Level 3 [4]              (3)         10                     --          --           --           --           10
                                  ----------  ----------  -----------  --------  ----------  -----------  -----------  -----------
FAIR VALUE AS OF
  DECEMBER 31, 2015               $       38  $       --  $        --  $     --  $      (29) $       135  $       147  $       253
                                  ----------  ----------  -----------  --------  ----------  -----------  -----------  -----------
Changes in unrealized
  gains (losses) included
  in net income related to
  financial instruments
  still held at December 31,
  2015 [2] [6]                    $       (5) $       --  $        --  $     --  $       --  $        (5) $       (34) $       (39)
                                  ----------  ----------  -----------  --------  ----------  -----------  -----------  -----------

                                                                                     REINSURANCE RECOVERABLE
ASSETS                                                                                      FOR GMWB            SEPARATE ACCOUNTS
---------------------------------------------------------------------------------   -------------------------  -------------------
Fair value as of January 1, 2015                                                    $                      56  $               578
Total realized/unrealized gains (losses)
  Included in net income [1] [2]                                                                            9                   12
  Included in OCI [3]                                                                                      --                   (5)
Purchases                                                                                                  --                  394
Settlements                                                                                                18                  (19)
Sales                                                                                                      --                 (265)
Transfers into Level 3 [4]                                                                                 --                   12
Transfers out of Level 3 [4]                                                                               --                 (202)
                                                                                    -------------------------  -------------------
FAIR VALUE AS OF DECEMBER 31, 2015                                                  $                      83  $               505
                                                                                    -------------------------  -------------------
Changes in unrealized gains (losses) included in net income related to financial
  instruments still held at December 31, 2015 [2] [6]                               $                       9  $                11
                                                                                    -------------------------  -------------------

                                                                        OTHER POLICYHOLDER FUNDS AND BENEFITS PAYABLE
                                                                       -----------------------------------------------
                                                                             GUARANTEED
                                                                             WITHDRAWAL              EQUITY LINKED       CONSUMER
LIABILITIES                                                                 BENEFITS [7]                 NOTES             NOTES
--------------------------------------------------------------------   ----------------------   ----------------------  ----------
Fair value as of January 1, 2015                                       $                 (139)  $                  (26) $       (3)
Total realized/unrealized gains (losses)
  Included in net income [1] [2]                                                          (59)                      --           3
Settlements                                                                               (64)                      --          --
FAIR VALUE AS OF DECEMBER 31, 2015                                     $                 (262)  $                  (26) $       --
                                                                       ----------------------   ----------------------  ----------
Changes in unrealized gains (losses) included in net income related
  to financial instruments still held at December 31, 2015 [2] [6]     $                  (59)  $                   --  $        3
                                                                       ----------------------   ----------------------  ----------

                HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

2. FAIR VALUE MEASUREMENTS (CONTINUED)

The tables below provide a fair value roll forward for the year ended December 31, 2014, for the Level 3 financial instruments.

                                                                     FIXED MATURITIES, AFS
                                          ---------------------------------------------------------------------------
                                                                             FOREIGN
                                                                              GOVT./                      TOTAL FIXED     FIXED
                                                                              GOVT.                       MATURITIES,  MATURITIES,
ASSETS                                     ABS     CDOS    CMBS   CORPORATE  AGENCIES  MUNICIPAL   RMBS       AFS          FVO
----------------------------------------  ------  ------  ------  ---------  --------  ---------  ------  -----------  -----------
Fair value as of January 1, 2014          $  108  $  428  $  360  $     790  $     38  $      49  $  798   $    2,571  $       178
Total realized/unrealized gains (losses)
  Included in net income [1] [2]              --      11       6        (10)       (1)        --      11           17           17
  Included in OCI [3]                          2      (7)     (6)        16         5          6       4           20           --
Purchases                                     32       6      26         62         6         --     230          362           14
Settlements                                   (1)    (44)   (175)       (36)       (4)        --    (127)        (387)        (121)
Sales                                        (11)    (21)    (34)       (96)      (14)        (1)   (150)        (327)          (4)
Transfers into Level 3 [4]                    71      48       7        146        --         --      --          272           --
Transfers out of Level 3 [4]                (119)    (61)    (65)      (226)       --         --     (32)        (503)          --
                                          ------  ------  ------  ---------  --------  ---------  ------   ----------  -----------
FAIR VALUE AS OF DECEMBER 31, 2014        $   82  $  360  $  119  $     646  $     30  $      54  $  734   $    2,025  $        84
                                          ------  ------  ------  ---------  --------  ---------  ------   ----------  -----------
Changes in unrealized gains (losses)
  included in net income related to
  financial instruments still held at
  December 31, 2014 [2] [6]               $   --  $   --  $   (2) $      (4) $     (2) $      --  $   (1)  $       (9) $        14
                                          ------  ------  ------  ---------  --------  ---------  ------   ----------  -----------

                                                                           FREESTANDING DERIVATIVES [5]
                                                -----------------------------------------------------------------------------------
                                                                                                                        TOTAL FREE-
                                     EQUITY                FOREIGN                                  MACRO      INTL.      STANDING
                                   SECURITIES,             EXCHANGE            INTEREST    GMWB     HEDGE     PROGRAM   DERIVATIVES
ASSETS (LIABILITIES)                   AFS       CREDIT   CONTRACTS   EQUITY     RATE    HEDGING   PROGRAM    HEDGING      [5]
---------------------------------  -----------  --------  ---------  --------  --------  -------  ---------  ---------  -----------
Fair value as of January 1, 2014   $        51  $      2  $      --  $      2  $    (24) $   146  $     139  $     (61) $       204
Total realized/unrealized gains
  (losses)
  Included in net income [1] [2]             4        (2)         2         3        (5)      13        (12)        24           23
  Included in OCI [3]                        1        --         --        --        --       --         --         --           --
Purchases                                    6        (2)        --        --         4        4         14          9           29
Settlements                                 --        --         --        --        --        7         --         (5)           2
Sales                                      (14)       --         --        --        --       --         --         --           --
Transfers into Level 3 [4]                  --        --         (2)       --        --       --         --         --           (2)
Transfers out of Level 3 [4]                --        (1)        --        --        (2)      --         --         33           30
                                   -----------  --------  ---------  --------  --------  -------  ---------  ---------  -----------
FAIR VALUE AS OF DECEMBER 31,
  2014                             $        48  $     (3) $      --  $      5  $    (27) $   170  $     141  $      --  $       286
                                   -----------  --------  ---------  --------  --------  -------  ---------  ---------  -----------
Changes in unrealized gains
  (losses) included in net
  income related to financial
  instruments still held at
  December 31, 2014 [2] [6]        $        (1) $     (3) $      --  $     --  $     (5) $     1  $     (11) $      17  $        (1)
                                   -----------  --------  ---------  --------  --------  -------  ---------  ---------  -----------

                HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

2. FAIR VALUE MEASUREMENTS (CONTINUED)

                                                                                                 REINSURANCE
                                                                                                 RECOVERABLE
ASSETS                                                                                             FOR GMWB      SEPARATE ACCOUNTS
----------------------------------------------------------------------------------------------  --------------  -------------------
Fair value as of January 1, 2014                                                                $         (465) $               737
Total realized/unrealized gains (losses)
   Included in net income [1] [2]                                                                          441                   13
Purchases                                                                                                   --                  339
Settlements                                                                                                 80                   (3)
Sales                                                                                                       --                 (201)
Transfers into Level 3 [4]                                                                                  --                   37
Transfers out of Level 3 [4]                                                                                --                 (344)
                                                                                                --------------  -------------------
FAIR VALUE AS OF DECEMBER 31, 2014                                                              $           56  $               578
                                                                                                --------------  -------------------
Changes in unrealized gains (losses) included in net income related to financial instruments
  still held at December 31, 2014 [2] [6]                                                       $          441  $                 8
                                                                                                --------------  -------------------

                                                                   OTHER POLICYHOLDER FUNDS AND BENEFITS PAYABLE [1]
                                                                -------------------------------------------------------
                                                                  GUARANTEED                          TOTAL OTHER
                                                                    LIVING       EQUITY LINKED     POLICYHOLDER FUNDS     CONSUMER
LIABILITIES                                                      BENEFITS [6]        NOTES        AND BENEFITS PAYABLE      NOTES
--------------------------------------------------------------  --------------  ---------------  ----------------------  ----------
Fair value as of January 1, 2014                                $         (576) $           (18) $                 (594) $       (2)
Total realized/unrealized gains (losses)
  Included in net income [1] [2]                                           577               (8)                    569          (1)
Settlements                                                               (140)              --                    (140)         --
                                                                --------------  ---------------  ----------------------  ----------
FAIR VALUE AS OF DECEMBER 31, 2014                              $         (139) $           (26) $                 (165) $       (3)
                                                                --------------  ---------------  ----------------------  ----------
Changes in unrealized gains (losses) included in net
  income related to financial instruments still held at
  December 31, 2014 [2] [6]                                     $          167  $            (8) $                  159  $       (1)
                                                                --------------  ---------------  ----------------------  ----------

----------
[1] THE COMPANY CLASSIFIES GAINS AND LOSSES ON GMWB REINSURANCE DERIVATIVES AND GMWB EMBEDDED DERIVATIVES AS UNREALIZED GAINS (LOSSES) FOR PURPOSES OF DISCLOSURE IN THIS TABLE BECAUSE IT IS IMPRACTICABLE TO TRACK ON A CONTRACT-BY-CONTRACT BASIS THE REALIZED GAINS (LOSSES) FOR THESE DERIVATIVES AND EMBEDDED DERIVATIVES.
[2] ALL AMOUNTS IN THESE ROWS ARE REPORTED IN NET REALIZED CAPITAL GAINS (LOSSES). THE REALIZED/UNREALIZED GAINS (LOSSES) INCLUDED IN NET INCOME FOR SEPARATE ACCOUNT ASSETS ARE OFFSET BY AN EQUAL AMOUNT FOR SEPARATE ACCOUNT LIABILITIES, WHICH RESULTS IN A NET ZERO IMPACT ON NET INCOME FOR THE COMPANY. ALL AMOUNTS ARE BEFORE INCOME TAXES AND AMORTIZATION OF DAC.
[3]   ALL AMOUNTS ARE BEFORE INCOME TAXES AND AMORTIZATION OF DAC.
[4] TRANSFERS IN AND/OR (OUT) OF LEVEL 3 ARE PRIMARILY ATTRIBUTABLE TO THE AVAILABILITY OF MARKET OBSERVABLE INFORMATION AND THE RE-EVALUATION OF THE OBSERVABILITY OF PRICING INPUTS.
[5] DERIVATIVE INSTRUMENTS ARE REPORTED IN THIS TABLE ON A NET BASIS FOR ASSET (LIABILITY) POSITIONS AND REPORTED IN THE CONSOLIDATED BALANCE SHEET IN OTHER INVESTMENTS AND OTHER LIABILITIES.
[6] INCLUDES BOTH MARKET AND NON-MARKET IMPACTS IN DERIVING REALIZED AND UNREALIZED GAINS (LOSSES).
[7] SETTLEMENTS OF OTHER LIABILITIES REFLECT THE REMOVAL OF LIABILITIES CARRIED AT FAIR VALUE UPON THE DECONSOLIDATION OF A VARIABLE INTEREST ENTITY. SEE NOTE 3 - INVESTMENTS AND DERIVATIVE INSTRUMENTS OF NOTES TO CONSOLIDATED FINANCIAL STATEMENTS FOR ADDITIONAL INFORMATION.

FAIR VALUE OPTION

FVO investments include certain securities that contain embedded credit derivatives with underlying credit risk primarily related to residential and commercial real estate, for which the company has elected the fair value option. The Company also classifies the underlying fixed maturities held in certain consolidated investment funds within the Fixed Maturities, FVO line on the Consolidated Balance Sheets. The Company reports these consolidated investment companies at fair value with changes in the fair value of these securities recognized in net realized capital gains and losses, which is consistent with accounting requirements for investment companies. The investment funds hold fixed income securities in multiple sectors and the Company has management and control of the funds as well as a significant ownership interest.

                HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

2. FAIR VALUE MEASUREMENTS (CONTINUED)

The Company also elected the fair value option for certain equity securities in order to align the accounting with total return swap contracts that hedge the risk associated with the investments. The swaps do not qualify for hedge accounting and the change in value of both the equity securities and the total return swaps are recorded in net realized capital gains and losses. These equity securities are classified within equity securities, AFS on the Consolidated Balance Sheets. Income earned from FVO securities is recorded in net investment income and changes in fair value are recorded in net realized capital gains and losses.

The following table presents the changes in fair value of those assets and liabilities accounted for using the fair value option reported in net realized capital gains and losses in the Company's Consolidated Statements of Operations.

                                                      YEAR ENDED DECEMBER 31,
                                                    ---------------------------
                                                        2015           2014
                                                    ------------   ------------
ASSETS
  Fixed maturities, FVO
   CDOs                                             $          1   $         21
   Corporate                                                  (3)            (3)
   Foreign government                                          2             16
                                                    ------------   ------------
TOTAL FIXED MATURITIES, FVO                         $         --   $         34
                                                    ------------   ------------
Equity, FVO                                                  (12)            (2)
                                                    ------------   ------------
TOTAL REALIZED CAPITAL GAINS (LOSSES)               $        (12)  $         32
                                                    ------------   ------------

The following table presents the fair value of assets and liabilities accounted for using the fair value option included in the Company's Consolidated Balance Sheets.

                                                      YEAR ENDED DECEMBER 31,
                                                    ---------------------------
                                                        2015           2014
                                                    ------------   ------------
ASSETS
  Fixed maturities, FVO
   ABS                                              $          4   $         13
   CDOs                                                        1             67
   CMBS                                                        6             15
   Corporate                                                  31             96
   Foreign government                                          1              3
   Municipals                                                 --              2
   RMBS                                                      119             82
   U.S. Government                                             3              2
                                                    ------------   ------------
TOTAL FIXED MATURITIES, FVO                         $        165   $        280
                                                    ------------   ------------
EQUITY, FVO [1]                                     $        281   $        248
                                                    ------------   ------------

----------
[1]   INCLUDED IN EQUITY SECURITIES, AFS ON THE CONSOLIDATED BALANCE SHEETS.

                HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

2. FAIR VALUE MEASUREMENTS (CONTINUED)

FINANCIAL INSTRUMENTS NOT CARRIED AT FAIR VALUE

The following table presents carrying amounts and fair values of the Company's financial instruments not carried at fair value.

                                                                        DECEMBER 31, 2015         DECEMBER 31, 2014
                                                       FAIR VALUE   ------------------------  -------------------------
                                                        HIERARCHY    CARRYING                  CARRYING
                                                          LEVEL       AMOUNT     FAIR VALUE     AMOUNT      FAIR VALUE
                                                      ------------  ----------  ------------  ----------   ------------
ASSETS
   Policy loans                                          Level 3    $    1,446  $      1,446  $    1,430   $      1,430
   Mortgage loans                                        Level 3         2,918         2,995       3,109          3,280
LIABILITIES
   Other policyholder funds and benefits payable [1]     Level 3         6,611         6,802       7,134          7,353
   Consumer notes [2] [3]                                Level 3            38            38          68             68
   Assumed investment contracts [3]                      Level 3           619           682         763            851

----------
[1] EXCLUDES GROUP ACCIDENT AND HEALTH AND UNIVERSAL LIFE INSURANCE CONTRACTS, INCLUDING CORPORATE OWNED LIFE INSURANCE.
[2]   EXCLUDES AMOUNTS CARRIED AT FAIR VALUE AND INCLUDED IN DISCLOSURES ABOVE.
[3]   INCLUDED IN OTHER LIABILITIES IN THE CONSOLIDATED BALANCE SHEETS.

Fair values for policy loans were determined using current loan coupon rates, which reflect the current rates available under the contracts. As a result, the fair value approximates the carrying value of the policy loans. During the second quarter of 2014, the Company changed the valuation technique used to estimate the fair value of policy loans, which previously was estimated by utilizing discounted cash flow calculations, using U.S. Treasury interest rates, based on the loan durations.

Fair values for mortgage loans were estimated using discounted cash flow calculations based on current lending rates for similar type loans. Current lending rates reflect changes in credit spreads and the remaining terms of the loans.

Fair values for other policyholder funds and benefits payable and assumed investment contracts, not carried at fair value, were estimated based on the cash surrender values of the underlying policies or by estimating future cash flows discounted at current interest rates adjusted for credit risk.

Fair values for consumer notes were estimated using discounted cash flow calculations using current interest rates adjusted for estimated loan durations.

                HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

3. INVESTMENTS AND DERIVATIVE INSTRUMENTS

NET INVESTMENT INCOME

                                                              FOR THE YEARS ENDED DECEMBER 31,
                                                            ------------------------------------
(BEFORE-TAX)                                                   2015         2014         2013
----------------------------------------------------------  ----------   ----------   ----------
Fixed maturities [1]                                        $    1,095   $    1,113   $    1,253
Equity securities                                                    7           14            8
Mortgage loans                                                     152          156          172
Policy loans                                                        82           80           82
Limited partnerships and other alternative investments              97          141          119
Other investments [2]                                               82          111          125
Investment expenses                                                (59)         (72)         (76)
                                                            ----------   ----------   ----------
TOTAL NET INVESTMENT INCOME                                 $    1,456   $    1,543   $    1,683
                                                            ----------   ----------   ----------

----------
[1]   INCLUDES NET INVESTMENT INCOME ON SHORT-TERM INVESTMENTS.
[2] INCLUDES INCOME FROM DERIVATIVES THAT HEDGE FIXED MATURITIES AND QUALIFY FOR HEDGE ACCOUNTING.

NET REALIZED CAPITAL GAINS (LOSSES)

                                                              FOR THE YEARS ENDED DECEMBER 31,
                                                            ------------------------------------
(BEFORE-TAX)                                                   2015         2014         2013
----------------------------------------------------------  ----------   ----------   ----------
Gross gains on sales [1]                                    $      239   $      264   $    2,196
Gross losses on sales                                             (211)        (235)        (700)
Net OTTI losses recognized in earnings                             (61)         (29)         (45)
Valuation allowances on mortgage loans                              (4)          (4)          (1)
Japanese fixed annuity contract hedges, net [2]                     --          (14)           6
Periodic net coupon settlements on credit derivatives                6           11           (3)
Results of variable annuity hedge program
  GMWB derivatives, net                                            (87)           5          262
  Macro hedge program                                              (46)         (11)        (234)
                                                            ----------   ----------   ----------
  Total U.S. program                                              (133)          (6)          28
International Program [3]                                           --         (126)        (963)
                                                            ----------   ----------   ----------
Total results of variable annuity hedge program                   (133)        (132)        (935)
GMIB/GMAB/GMWB reinsurance                                          --          579        1,107
Modified coinsurance reinsurance contracts                          46          395       (1,405)
Other, net [4]                                                     (28)        (258)         106
                                                            ----------   ----------   ----------
NET REALIZED CAPITAL GAINS (LOSSES), BEFORE-TAX             $     (146)  $      577   $      326
                                                            ----------   ----------   ----------

----------
[1] INCLUDES $1.5 BILLION OF GROSS GAINS RELATING TO THE SALES OF THE RETIREMENT PLANS AND INDIVIDUAL LIFE BUSINESSES IN THE YEAR ENDED DECEMBER 31, 2013.
[2] FOR THE YEARS ENDED DECEMBER 31, 2014 AND 2013, INCLUDES THE TRANSACTIONAL FOREIGN CURRENCY RE-VALUATION GAINS (LOSSES) OF $(51) AND $324, RESPECTIVELY, RELATED TO THE JAPAN FIXED ANNUITY PRODUCT, AS WELL AS THE CHANGE IN VALUE RELATED TO THE DERIVATIVE HEDGING INSTRUMENTS AND THE JAPAN GOVERNMENT FVO SECURITIES OF $37, AND $(318), RESPECTIVELY.
[3] INCLUDES $(2) AND $(55) OF TRANSACTIONAL FOREIGN CURRENCY RE-VALUATION LOSSES FOR THE YEARS ENDED DECEMBER 31, 2014 AND 2013, RESPECTIVELY.
[4] OTHER, NET GAINS AND LOSSES INCLUDE TRANSACTIONAL FOREIGN CURRENCY REVALUATION GAINS (LOSSES) ON THE YEN DENOMINATED FIXED PAYOUT ANNUITY LIABILITIES AND GAINS (LOSSES) ON NON-QUALIFYING DERIVATIVES USED TO HEDGE THE FOREIGN CURRENCY EXPOSURE OF THE LIABILITIES. GAINS (LOSSES) FROM TRANSACTIONAL FOREIGN CURRENCY REVALUATION OF THE REINSURED LIABILITIES WERE $4, $116, AND $250, RESPECTIVELY, FOR THE YEARS ENDED DECEMBER 31, 2015, 2014 AND 2013. GAINS (LOSSES) ON THE INSTRUMENTS USED TO HEDGE THE FOREIGN CURRENCY EXPOSURE ON THE REINSURED FIXED PAYOUT ANNUITIES WERE $(21), $(148), AND $(268), RESPECTIVELY, FOR THE YEARS ENDED DECEMBER 31, 2015, 2014 AND 2013. INCLUDES $71 OF GAINS RELATING TO THE SALES OF THE RETIREMENT PLANS AND INDIVIDUAL LIFE BUSINESSES FOR THE YEAR ENDED DECEMBER 31, 2013 AS WELL AS CHANGES IN VALUE OF NON-QUALIFYING DERIVATIVES. ALSO INCLUDES FOR THE YEAR ENDED DECEMBER 31, 2014 A LOSS OF $(213) RELATED TO THE RECAPTURE OF THE GMIB/GMAB/GMWB REINSURANCE CONTRACTS, WHICH IS OFFSET BY GAINS ON THE TERMINATION OF THE EMBEDDED DERIVATIVE REFLECTED IN THE GMIB/GMAB/GMWB REINSURANCE LINE.

Net realized capital gains and losses from investment sales are reported as a component of revenues and are determined on a specific identification basis. Before tax, net gains and losses on sales and impairments previously reported as unrealized gains or losses in AOCI were $(27), $1 and $1.4 billion for the years ended December 31, 2015, 2014 and 2013, respectively.

                HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

3. INVESTMENTS AND DERIVATIVES (CONTINUED)

SALES OF AVAILABLE-FOR-SALE SECURITIES

                                   FOR THE YEARS ENDED DECEMBER 31,
                                 ------------------------------------
                                    2015         2014         2013
                                 ----------   ----------   ----------
Fixed maturities, AFS
  Sale proceeds                  $    9,454   $    9,084   $   19,190
  Gross gains [1]                       195          210        1,867
  Gross losses                         (161)        (183)        (421)
Equity securities, AFS
  Sale proceeds                  $      586   $      107   $       81
  Gross gains                            26            9          254
  Gross losses                          (26)          (6)        (263)

----------
[1] INCLUDES $1.5 BILLION OF GROSS GAINS RELATING TO THE SALES OF THE RETIREMENT PLANS AND INDIVIDUAL LIFE BUSINESSES FOR THE YEAR ENDED DECEMBER 31, 2013.

Sales of AFS securities in 2015 were primarily a result of duration and liquidity management, as well as tactical changes to the portfolio as a result of changing market conditions.

RECOGNITION AND PRESENTATION OF OTHER-THAN-TEMPORARY IMPAIRMENTS

The Company deems bonds and certain equity securities with debt-like characteristics (collectively "debt securities") to be other-than-temporarily impaired ("impaired") if a security meets the following conditions: a) the Company intends to sell or it is more likely than not that the Company will be required to sell the security before a recovery in value ("intent-to-sell"), or
b) the Company does not expect to recover the entire amortized cost basis of the security. If the Company intends to sell or it is more likely than not that the Company will be required to sell the security before a recovery in value, a charge is recorded in net realized capital losses equal to the difference between the fair value and amortized cost basis of the security. For those impaired debt securities which do not meet the first condition and for which the Company does not expect to recover the entire amortized cost basis, the difference between the security's amortized cost basis and the fair value is separated into the portion representing a credit OTTI, which is recorded in net realized capital losses, and the remaining non-credit impairment, which is recorded in OCI. Generally, the Company determines a security's credit impairment as the difference between its amortized cost basis and its best estimate of expected future cash flows discounted at the security's effective yield prior to impairment. The remaining non-credit impairment is the difference between the security's fair value and the Company's best estimate of expected future cash flows discounted at the security's effective yield prior to the impairment, which typically includes current market liquidity and risk premiums. The previous amortized cost basis less the impairment recognized in net realized capital losses becomes the security's new cost basis. The Company accretes the new cost basis to the estimated future cash flows over the expected remaining life of the security by prospectively adjusting the security's yield, if necessary.

The Company's evaluation of whether a credit impairment exists for debt securities includes but is not limited to, the following factors: (a) changes in the financial condition of the security's underlying collateral, (b) whether the issuer is current on contractually obligated interest and principal payments,
(c) changes in the financial condition, credit rating and near-term prospects of the issuer, (d) the extent to which the fair value has been less than the amortized cost of the security and (e) the payment structure of the security. The Company's best estimate of expected future cash flows used to determine the credit loss amount is a quantitative and qualitative process that incorporates information received from third-party sources along with certain internal assumptions and judgments regarding the future performance of the security. The Company's best estimate of future cash flows involves assumptions including, but not limited to, various performance indicators, such as historical and projected default and recovery rates, credit ratings, current and projected delinquency rates, and loan-to-value ("LTV") ratios. In addition, for structured securities, the Company considers factors including, but not limited to, average cumulative collateral loss rates that vary by vintage year, commercial and residential property value declines that vary by property type and location and commercial real estate delinquency levels. These assumptions require the use of significant management judgment and include the probability of issuer default and estimates regarding timing and amount of expected recoveries which may include estimating the underlying collateral value. In addition, projections of expected future debt security cash flows may change based upon new information regarding the performance of the issuer and/or underlying collateral such as changes in the projections of the underlying property value estimates.

                HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

3. INVESTMENTS AND DERIVATIVES (CONTINUED)

For equity securities where the decline in the fair value is deemed to be other-than-temporary, a charge is recorded in net realized capital losses equal to the difference between the fair value and cost basis of the security. The previous cost basis less the impairment becomes the security's new cost basis. The Company asserts its intent and ability to retain those equity securities deemed to be temporarily impaired until the price recovers. Once identified, these securities are systematically restricted from trading unless approved by investment and accounting professionals. The investment and accounting professionals will only authorize the sale of these securities based on predefined criteria that relate to events that could not have been reasonably foreseen. Examples of the criteria include, but are not limited to, the deterioration in the issuer's financial condition, security price declines, a change in regulatory requirements or a major business combination or major disposition.

The primary factors considered in evaluating whether an impairment exists for an equity security include, but are not limited to: (a) the length of time and extent to which the fair value has been less than the cost of the security, (b) changes in the financial condition, credit rating and near-term prospects of the issuer, (c) whether the issuer is current on preferred stock dividends and (d) the intent and ability of the Company to retain the investment for a period of time sufficient to allow for recovery.

The following table presents the Company's impairments by impairment type.

                                           FOR THE YEARS ENDED DECEMBER 31,
                                         ------------------------------------
                                            2015         2014         2013
                                         ----------   ----------   ----------
Intent-to-sell impairments               $       24   $       11   $       18
Credit impairments                               23           16           18
Impairments on equity securities                 14            1            9
Other impairments                                --            1           --
                                         ----------   ----------   ----------
TOTAL IMPAIRMENTS                        $       61   $       29   $       45
                                         ----------   ----------   ----------

The following table presents a roll-forward of the Company's cumulative credit impairments on fixed maturities held.

                                                                                                 FOR THE YEARS ENDED DECEMBER 31,
                                                                                               ------------------------------------
(BEFORE-TAX)                                                                                      2015         2014         2013
--------------------------------------------------------------------------------------------   ----------   ----------   ----------
Balance, beginning of period                                                                   $     (296)  $     (410)  $     (813)
Additions for credit impairments recognized on [1]:
   Securities not previously impaired                                                                 (11)          (7)         (14)
   Securities previously impaired                                                                     (12)          (9)          (4)
Reductions for credit impairments previously recognized on:
   Securities that matured or were sold during the period                                              58          111          403
   Securities the Company made the decision to sell or more likely than not will be
     required to sell                                                                                   1           --            1
   Securities due to an increase in expected cash flows                                                49           19   $       17
                                                                                               ----------   ----------   ----------
BALANCE AS OF END OF PERIOD                                                                    $     (211)  $     (296)  $     (410)
                                                                                               ----------   ----------   ----------

----------
[1] THESE ADDITIONS ARE INCLUDED IN THE NET OTTI LOSSES RECOGNIZED IN EARNINGS IN THE CONSOLIDATED STATEMENTS OF OPERATIONS.

                HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

3. INVESTMENTS AND DERIVATIVES (CONTINUED)

AVAILABLE-FOR-SALE SECURITIES

The following table presents the Company's AFS securities by type.

                                      DECEMBER 31, 2015                                         DECEMBER 31, 2014
                   --------------------------------------------------------  ------------------------------------------------------
                                                                     NON-                                                    NON-
                     COST OR      GROSS       GROSS                 CREDIT    COST OR     GROSS       GROSS                 CREDIT
                    AMORTIZED   UNREALIZED  UNREALIZED    FAIR       OTTI    AMORTIZED  UNREALIZED  UNREALIZED    FAIR       OTTI
                       COST       GAINS       LOSSES      VALUE      [1]       COST       GAINS       LOSSES      VALUE       [1]
                   -----------  ----------  ----------  ---------  --------  ---------  ----------  ----------  ---------  --------
ABS                $       864  $       16  $      (34) $     846  $     --  $   1,181  $       20  $      (30) $   1,171  $     --
CDOs [2]                 1,354          67         (11)     1,408        --      1,083          84         (20)     1,148        --
CMBS                     1,936          52         (24)     1,964        (3)     1,797          97          (7)     1,887        (3)
Corporate               14,425         975        (225)    15,175        (3)    14,166       1,685        (109)    15,742        (3)
Foreign govt./
  govt. agencies           328          14         (11)       331        --        576          35          (9)       602        --
Municipal                1,057          80          (5)     1,132        --        935         118          (1)     1,052        --
RMBS                     1,468          43          (8)     1,503        --      1,805          64         (12)     1,857        --
U.S. Treasuries          2,127         184         (13)     2,298        --      1,717         261          (1)     1,977        --
                   -----------  ----------  ----------  ---------  --------  ---------  ----------  ----------  ---------  --------
TOTAL FIXED
  MATURITIES, AFS       23,559       1,431        (331)    24,657        (6)    23,260       2,364        (189)    25,436        (6)
Equity securities,
  AFS [3]                  178          11         (11)       178        --        275          10         (19)       266        --
TOTAL AFS
  SECURITIES       $    23,737  $    1,442  $     (342) $  24,835  $     (6) $  23,535  $    2,374  $     (208) $  25,702  $     (6)
                   -----------  ----------  ----------  ---------  --------  ---------  ----------  ----------  ---------  --------

----------
[1] REPRESENTS THE AMOUNT OF CUMULATIVE NON-CREDIT OTTI LOSSES RECOGNIZED IN OCI ON SECURITIES THAT ALSO HAD CREDIT IMPAIRMENTS. THESE LOSSES ARE INCLUDED IN GROSS UNREALIZED LOSSES AS OF DECEMBER 31, 2015 AND 2014.
[2] GROSS UNREALIZED GAINS (LOSSES) EXCLUDE THE FAIR VALUE OF BIFURCATED EMBEDDED DERIVATIVES WITHIN CERTAIN SECURITIES. SUBSEQUENT CHANGES IN VALUE ARE RECORDED IN NET REALIZED CAPITAL GAINS (LOSSES).
[3] EXCLUDES EQUITY SECURITIES, FVO, WITH A COST AND FAIR VALUE OF $293 AND $281, RESPECTIVELY, AS OF DECEMBER 31, 2015, AND $250 AND $248 AS OF DECEMBER 31, 2014.

The following table presents the Company's fixed maturities, AFS, by contractual maturity year.

                                                     DECEMBER 31, 2015                 DECEMBER 31, 2014
                                              -------------------------------   -------------------------------
CONTRACTUAL MATURITY                           AMORTIZED COST     FAIR VALUE     AMORTIZED COST     FAIR VALUE
-------------------------------------------   ----------------   ------------   ----------------   ------------
One year or less                              $            953   $        974   $          1,031   $      1,043
Over one year through five years                         4,973          5,075              4,902          5,168
Over five years through ten years                        3,650          3,714              3,345          3,501
Over ten years                                           8,361          9,173              8,116          9,661
                                              ----------------   ------------   ----------------   ------------
  Subtotal                                              17,937         18,936             17,394         19,373
Mortgage-backed and asset-backed securities              5,622          5,721              5,866          6,063
                                              ----------------   ------------   ----------------   ------------
TOTAL FIXED MATURITIES, AFS                   $         23,559   $     24,657   $         23,260   $     25,436
                                              ----------------   ------------   ----------------   ------------

Estimated maturities may differ from contractual maturities due to security call or prepayment provisions. Due to the potential for variability in payment speeds (i.e. prepayments or extensions), mortgage-backed and asset-backed securities are not categorized by contractual maturity.

CONCENTRATION OF CREDIT RISK

The Company aims to maintain a diversified investment portfolio including issuer, sector and geographic stratification, where applicable, and has established certain exposure limits, diversification standards and review procedures to mitigate credit risk.

                HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

3. INVESTMENTS AND DERIVATIVES (CONTINUED)

The Company had no investment exposure to any credit concentration risk of a single issuer greater than 10% of the Company's stockholders' equity, other than the U.S. government and certain U.S. government securities as of December 31, 2015 or 2014. As of December 31, 2015, other than U.S. government and certain U.S. government agencies, the Company's three largest exposures by issuer were Morgan Stanley, Verizon Communications Inc., and Bank of America Corp. which each comprised less than 1% of total invested assets. As of December 31, 2014, other than U.S. government and certain U.S. government agencies, the Company's three largest exposures by issuer were the HSBC Holdings PLC, Verizon Communication Inc., and Bank of America Corp., which each comprised less than 1% of total invested assets.

The Company's three largest exposures by sector as of December 31, 2015, were financial services, utilities, and consumer non-cyclical which comprised approximately 11%, 8% and 7%, respectively, of total invested assets. The Company's three largest exposures by sector as of December 31, 2014 were financial services, utilities, and consumer non-cyclical which comprised approximately 9%, 8% and 7%, respectively, of total invested assets.

UNREALIZED LOSSES ON AFS SECURITIES

The following tables present the Company's unrealized loss aging for AFS securities by type and length of time the security was in a continuous unrealized loss position.

                                                                        DECEMBER 31, 2015
                               ----------------------------------------------------------------------------------------------------
                                      LESS THAN 12 MONTHS               12 MONTHS OR MORE                       TOTAL
                               --------------------------------  --------------------------------  --------------------------------
                               AMORTIZED    FAIR     UNREALIZED  AMORTIZED    FAIR     UNREALIZED  AMORTIZED    FAIR     UNREALIZED
                                 COST       VALUE      LOSSES      COST       VALUE      LOSSES      COST       VALUE     LOSSES
                               ---------  ---------  ----------  ---------  ---------  ----------  ---------  ---------  ----------
ABS                            $     387  $     385  $       (2) $     271  $     239  $      (32) $     658  $     624  $      (34)
CDOs [1]                             608        602          (6)       500        493          (5)     1,108      1,095         (11)
CMBS                                 655        636         (19)        99         94          (5)       754        730         (24)
Corporate                          4,880      4,696        (184)       363        322         (41)     5,243      5,018        (225)
Foreign govt./govt. agencies         144        136          (8)        30         27          (3)       174        163         (11)
Municipal                            179        174          (5)        --         --          --        179        174          (5)
RMBS                                 280        279          (1)       230        223          (7)       510        502          (8)
U.S. Treasuries                      963        950         (13)         8          8          --        971        958         (13)
                               ---------  ---------  ----------  ---------  ---------  ----------  ---------  ---------  ----------
TOTAL FIXED MATURITIES, AFS        8,096      7,858        (238)     1,501      1,406         (93)     9,597      9,264        (331)
Equity securities, AFS [2]            83         79          (4)        44         37          (7)       127        116         (11)
                               ---------  ---------  ----------  ---------  ---------  ----------  ---------  ---------  ----------
TOTAL SECURITIES IN AN
  UNREALIZED LOSS POSITION     $   8,179  $   7,937  $     (242) $   1,545  $   1,443  $     (100) $   9,724  $   9,380  $     (342)
                               ---------  ---------  ----------  ---------  ---------  ----------  ---------  ---------  ----------

                HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

3. INVESTMENTS AND DERIVATIVES (CONTINUED)

                                                                        DECEMBER 31, 2014
                               ----------------------------------------------------------------------------------------------------
                                      LESS THAN 12 MONTHS               12 MONTHS OR MORE                       TOTAL
                               --------------------------------  --------------------------------  --------------------------------
                               AMORTIZED    FAIR     UNREALIZED  AMORTIZED    FAIR     UNREALIZED  AMORTIZED    FAIR     UNREALIZED
                                 COST       VALUE      LOSSES      COST       VALUE      LOSSES       COST      VALUE      LOSSES
                               ---------  ---------  ----------  ---------  ---------  ----------  ---------  ---------  ----------
ABS                            $     368  $     367  $       (1) $     340  $     311  $      (29) $     708  $     678  $      (30)
CDOs [1]                             123        122          (1)       771        753         (19)       894        875         (20)
CMBS                                 109        108          (1)       194        188          (6)       303        296          (7)
Corporate                          1,542      1,491         (51)       661        603         (58)     2,203      2,094        (109)
Foreign govt./govt. agencies         145        140          (5)        68         64          (4)       213        204          (9)
Municipal                             14         14          --         13         12          (1)        27         26          (1)
RMBS                                 148        147          (1)       229        218         (11)       377        365         (12)
U.S. Treasuries                      184        184          --         18         17          (1)       202        201          (1)
                               ---------  ---------  ----------  ---------  ---------  ----------  ---------  ---------  ----------
TOTAL FIXED MATURITIES, AFS        2,633      2,573         (60)     2,294      2,166        (129)     4,927      4,739        (189)
Equity securities, AFS [2]            81         75          (6)        92         79         (13)       173        154         (19)
                               ---------  ---------  ----------  ---------  ---------  ----------  ---------  ---------  ----------
TOTAL SECURITIES IN AN
  UNREALIZED LOSS POSITION     $   2,714  $   2,648  $      (66) $   2,386  $   2,245  $     (142) $   5,100  $   4,893  $     (208)
                               ---------  ---------  ----------  ---------  ---------  ----------  ---------  ---------  ----------

----------
[1] UNREALIZED LOSSES EXCLUDE THE CHANGE IN FAIR VALUE OF BIFURCATED EMBEDDED DERIVATIVES WITHIN CERTAIN SECURITIES FOR WHICH CHANGES IN FAIR VALUE ARE RECORDED IN NET REALIZED CAPITAL GAINS (LOSSES).
[2] AS OF DECEMBER 31, 2015 AND 2014, EXCLUDES EQUITY SECURITIES, FVO WHICH ARE INCLUDED IN EQUITY SECURITIES, AFS ON THE CONSOLIDATED BALANCE SHEETS.

As of December 31, 2015, AFS securities in an unrealized loss position consisted of 2,814 securities, primarily in the corporate sector, as well as commercial and residential real estate and student loan ABS, which were depressed primarily due to an increase in interest rates and/or widening of credit spreads since the securities were purchased. As of December 31, 2015, 92% of these securities were depressed less than 20% of cost or amortized cost. The increase in unrealized losses during 2015 was primarily attributable to wider credit spreads and an increase in interest rates.

                HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

3. INVESTMENTS AND DERIVATIVES (CONTINUED)

Most of the securities depressed for twelve months or more primarily relate to student loan ABS and corporate securities concentrated in the financial services and energy sectors, as well as structured securities with exposure to commercial and residential real estate. Student loan ABS and corporate financial services securities were primarily depressed because the securities have floating-rate coupons and have long-dated maturities, and current credit spreads are wider than when these securities were purchased. Corporate securities within the energy sector are primarily depressed due to a decline in oil prices. For certain commercial and residential real estate securities, current market spreads are wider than spreads at the securities' respective purchase dates. The Company neither has an intention to sell nor does it expect to be required to sell the securities outlined in the preceding discussion.

MORTGAGE LOANS

MORTGAGE LOAN VALUATION ALLOWANCES

The Company's security monitoring process reviews mortgage loans on a quarterly basis to identify potential credit losses. Commercial mortgage loans are considered to be impaired when management estimates that, based upon current information and events, it is probable that the Company will be unable to collect amounts due according to the contractual terms of the loan agreement. Criteria used to determine if an impairment exists include, but are not limited to: current and projected macroeconomic factors, such as unemployment rates, and property-specific factors such as rental rates, occupancy levels, LTV ratios and debt service coverage ratios ("DSCR"). In addition, the Company considers historic, current and projected delinquency rates and property values. These assumptions require the use of significant management judgment and include the probability and timing of borrower default and loss severity estimates. In addition, projections of expected future cash flows may change based upon new information regarding the performance of the borrower and/or underlying collateral such as changes in the projections of the underlying property value estimates.

For mortgage loans that are deemed impaired, a valuation allowance is established for the difference between the carrying amount and the Company's share of either (a) the present value of the expected future cash flows discounted at the loan's effective interest rate, (b) the loan's observable market price or, most frequently, (c) the fair value of the collateral. A valuation allowance has been established for either individual loans or as a projected loss contingency for loans with an LTV ratio of 90% or greater and after consideration of other credit quality factors, including DSCR. Changes in valuation allowances are recorded in net realized capital gains and losses. Interest income on impaired loans is accrued to the extent it is deemed collectible and the loans continue to perform under the original or restructured terms. Interest income ceases to accrue for loans when it is probable that the Company will not receive interest and principal payments according to the contractual terms of the loan agreement. Loans may resume accrual status when it is determined that sufficient collateral exists to satisfy the full amount of the loan and interest payments, as well as when it is probable cash will be received in the foreseeable future. Interest income on defaulted loans is recognized when received.

                                                        DECEMBER 31, 2015                       DECEMBER 31, 2014
                                              --------------------------------------  --------------------------------------
                                               AMORTIZED    VALUATION     CARRYING     AMORTIZED    VALUATION     CARRYING
                                                COST [1]    ALLOWANCE      VALUE        COST [1]    ALLOWANCE      VALUE
                                              -----------  -----------  ------------  -----------  -----------  ------------
TOTAL COMMERCIAL MORTGAGE LOANS               $     2,937  $       (19) $      2,918  $     3,124  $       (15) $      3,109
                                              -----------  -----------  ------------  -----------  -----------  ------------

----------
[1] AMORTIZED COST REPRESENTS CARRYING VALUE PRIOR TO VALUATION ALLOWANCES, IF ANY.

As of December 31, 2015 and 2014, the carrying value of mortgage loans associated with the valuation allowance was $39 and $49, respectively. There were no mortgage loans held-for-sale as of December 31, 2015, or December 31, 2014. As of December 31, 2015, loans within the Company's mortgage loan portfolio that have had extensions or restructurings other than what is allowable under the original terms of the contract are immaterial.

The following table presents the activity within the Company's valuation allowance for mortgage loans. These loans have been evaluated both individually and collectively for impairment. Loans evaluated collectively for impairment are immaterial.

                                   FOR THE YEARS ENDED DECEMBER 31,
                                  ----------------------------------
                                     2015        2014        2013
                                  ----------  ----------  ----------
BALANCE AS OF JANUARY 1           $      (15) $      (12) $      (14)
(Additions)/Reversals                     (4)         (4)         (2)
Deductions                                --           1           4
                                  ----------  ----------  ----------
BALANCE AS OF DECEMBER 31         $      (19) $      (15) $      (12)
                                  ----------  ----------  ----------

                HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

3. INVESTMENTS AND DERIVATIVES (CONTINUED)

The weighted-average LTV ratio of the Company's commercial mortgage loan portfolio was 54% as of December 31, 2015, while the weighted-average LTV ratio at origination of these loans was 63%. LTV ratios compare the loan amount to the value of the underlying property collateralizing the loan. The loan values are updated no less than annually through property level reviews of the portfolio. Factors considered in the property valuation include, but are not limited to, actual and expected property cash flows, geographic market data and capitalization rates. DSCR compares a property's net operating income to the borrower's principal and interest payments. The weighted average DSCR of the Company's commercial mortgage loan portfolio was 2.45x as of December 31, 2015. As of December 31, 2015, the Company held one delinquent commercial mortgage loan past due by 90 days or more. The loan had a total carrying value and valuation allowance of $15 and $16, respectively, and was not accruing income. As of December 31, 2014, the Company held no delinquent commercial mortgage loans past due by 90 days or more.

The following table presents the carrying value of the Company's commercial mortgage loans by LTV and DSCR.

                                         COMMERCIAL MORTGAGE LOANS CREDIT QUALITY
-------------------------------------------------------------------------------------------------------------------------
                                                       DECEMBER 31, 2015                      DECEMBER 31, 2014
                                             -------------------------------------  -------------------------------------
                                                                AVG. DEBT-SERVICE                      AVG. DEBT-SERVICE
LOAN-TO-VALUE                                 CARRYING VALUE      COVERAGE RATIO     CARRYING VALUE      COVERAGE RATIO
-------------------------------------------  ----------------  -------------------  ----------------  -------------------
Greater than 80%                             $             15                0.91x  $             21                1.14x
65% - 80%                                                 280                1.78x               452                1.71x
Less than 65%                                           2,623                2.54x             2,636                2.49x
                                             ----------------  -------------------  ----------------  -------------------
TOTAL COMMERCIAL MORTGAGE LOANS              $          2,918                2.45X  $          3,109                2.36X
                                             ----------------  -------------------  ----------------  -------------------

The following tables present the carrying value of the Company's mortgage loans by region and property type.

                                                MORTGAGE LOANS BY REGION
------------------------------------------------------------------------------------------------------------------------
                                                      DECEMBER 31, 2015                       DECEMBER 31, 2014
                                             ------------------------------------   ------------------------------------
                                              CARRYING VALUE    PERCENT OF TOTAL     CARRYING VALUE    PERCENT OF TOTAL
                                             ----------------  ------------------   ----------------  ------------------
East North Central                           $             66                 2.3%  $             64                 2.1%
East South Central                                         14                 0.5%                --                  --%
Middle Atlantic                                           210                 7.2%               272                 8.7%
Mountain                                                    4                 0.1%                35                 1.1%
New England                                               163                 5.6%               146                 4.7%
Pacific                                                   933                32.0%               905                29.1%
South Atlantic                                            579                19.8%               532                17.1%
West North Central                                          1                  --%                15                 0.5%
West South Central                                        125                 4.3%               125                 4.0%
Other [1]                                                 823                28.2%             1,015                32.7%
                                             ----------------  ------------------   ----------------  ------------------
TOTAL MORTGAGE LOANS                         $          2,918                 100%  $          3,109                 100%
                                             ----------------  ------------------   ----------------  ------------------

----------
[1] PRIMARILY REPRESENTS LOANS COLLATERALIZED BY MULTIPLE PROPERTIES IN VARIOUS REGIONS.

                                                MORTGAGE LOANS BY PROPERTY TYPE
------------------------------------------------------------------------------------------------------------------------
                                                       DECEMBER 31, 2015                      DECEMBER 31, 2014
                                             ------------------------------------   ------------------------------------
                                              CARRYING VALUE    PERCENT OF TOTAL     CARRYING VALUE    PERCENT OF TOTAL
                                             ----------------  ------------------   ----------------  ------------------
Commercial
  Agricultural                               $             16                 0.5%  $             22                 0.7%
  Industrial                                              829                28.4%               989                31.8%
  Lodging                                                  26                 0.9%                26                 0.8%
  Multifamily                                             557                19.1%               522                16.8%
  Office                                                  729                25.0%               723                23.3%
  Retail                                                  650                22.3%               713                22.9%
  Other                                                   111                 3.8%               114                 3.7%
                                             ----------------  ------------------   ----------------  ------------------
TOTAL MORTGAGE LOANS                         $          2,918                 100%  $          3,109                 100%
                                             ----------------  ------------------   ----------------  ------------------

                HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

3. INVESTMENTS AND DERIVATIVES (CONTINUED)

VARIABLE INTEREST ENTITIES

The Company is involved with various special purpose entities and other entities that are deemed to be VIEs primarily as a collateral or investment manager and as an investor through normal investment activities, as well as a means of accessing capital through a contingent capital facility ("the facility"). For further information on the facility, see Note 7 - Debt of Notes to Consolidated Financial Statements.

A VIE is an entity that either has investors that lack certain essential characteristics of a controlling financial interest or lacks sufficient funds to finance its own activities without financial support provided by other entities. The Company performs ongoing qualitative assessments of its VIEs to determine whether the Company has a controlling financial interest in the VIE and therefore is the primary beneficiary. The Company is deemed to have a controlling financial interest when it has both the ability to direct the activities that most significantly impact the economic performance of the VIE and the obligation to absorb losses or right to receive benefits from the VIE that could potentially be significant to the VIE. Based on the Company's assessment, if it determines it is the primary beneficiary, the Company consolidates the VIE in the Company's Consolidated Financial Statements.

CONSOLIDATED VIES

The following table presents the carrying value of assets and liabilities, and the maximum exposure to loss relating to the VIEs for which the Company is the primary beneficiary. Creditors have no recourse against the Company in the event of default by these VIEs nor does the Company have any implied or unfunded commitments to these VIEs. The Company's financial or other support provided to these VIEs is limited to its collateral or investment management services and original investment.

                                               DECEMBER 31, 2015                                 DECEMBER 31, 2014
                                ------------------------------------------------  ------------------------------------------------
                                                                      MAXIMUM                                           MAXIMUM
                                                      TOTAL         EXPOSURE TO                         TOTAL         EXPOSURE TO
                                 TOTAL ASSETS    LIABILITIES [1]      LOSS [2]     TOTAL ASSETS    LIABILITIES [1]      LOSS [2]
                                --------------  -----------------  -------------  --------------  -----------------  -------------
Investment funds [3]            $           52  $              11  $          42  $          154  $              20  $         138
Limited partnerships and other
  alternative investments                    2                  1              1               3                  2              1
                                --------------  -----------------  -------------  --------------  -----------------  -------------
TOTAL                           $           54  $              12  $          43  $          157  $              22  $         139
                                --------------  -----------------  -------------  --------------  -----------------  -------------

----------
[1]   INCLUDED IN OTHER LIABILITIES IN THE COMPANY'S CONSOLIDATED BALANCE
      SHEETS.
[2] THE MAXIMUM EXPOSURE TO LOSS REPRESENTS THE MAXIMUM LOSS AMOUNT THAT THE COMPANY COULD RECOGNIZE AS A REDUCTION IN NET INVESTMENT INCOME OR AS A REALIZED CAPITAL LOSS AND IS THE COST BASIS OF THE COMPANY'S INVESTMENT.
[3] TOTAL ASSETS INCLUDED IN FIXED MATURITIES, FVO, SHORT-TERM INVESTMENTS, AND EQUITY, AFS IN THE COMPANY'S CONSOLIDATED BALANCE SHEETS.

Investment funds represent fixed income funds for which the Company has management and control of investments which is the activity that most significantly impacts its economic performance. The decline in investments funds is due to redemptions paid by one of the funds. Limited partnerships represent one hedge fund of funds for which the Company holds a majority interest in the fund as an investment.

NON-CONSOLIDATED VIES

The Company, through normal investment activities, makes passive investments in structured securities issued by VIEs for which the Company is not the manager which are included in ABS, CDOs, CMBS and RMBS in the AFS security table and fixed maturities, FVO, in the Company's Consolidated Balance Sheets. The Company has not provided financial or other support with respect to these investments other than its original investment. For these investments, the Company determined it is not the primary beneficiary due to the relative size of the Company's investment in comparison to the principal amount of the structured securities issued by the VIEs, the level of credit subordination which reduces the Company's obligation to absorb losses or right to receive benefits and the Company's inability to direct the activities that most significantly impact the economic performance of the VIEs. The Company's maximum exposure to loss on these investments is limited to the amount of the Company's investment.

                HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

3. INVESTMENTS AND DERIVATIVES (CONTINUED)

SECURITIES LENDING, REPURCHASE AGREEMENTS AND OTHER COLLATERAL TRANSACTIONS

The Company participates in securities lending programs to generate additional income. Through these programs, certain fixed maturities within the corporate, foreign government/government agencies, and equity securities are loaned from the Company's portfolio to qualifying third-party borrowers in return for collateral in the form of cash or securities. Borrowers of these securities provide collateral of 102% and 105% of the fair value of the securities lent at the time of the loan for domestic and non-domestic securities, respectively. The borrower will return the securities to the Company for cash or securities collateral at maturity dates generally of 90 days or less. Security collateral on deposit from counterparties in connection with securities lending transactions may not be sold or re-pledged, except in the event of default, and is not reflected on the Company's consolidated balance sheets. The fair value of the loaned securities is monitored and additional collateral is obtained if the fair value of the collateral falls below 100% of the fair value of the loaned securities. The agreements provide the counterparty the right to sell or re-pledge the securities transferred. If cash, rather than securities, is received as collateral, the cash is typically invested in short-term investments or fixed maturities and is reported as an asset on the consolidated balance sheets. Income associated with securities lending transactions is reported as a component of net investment income on the Company's consolidated statements of operations. As of December 31, 2015, the fair value of securities on loan and the associated liability for cash collateral received was $15 and $15, respectively. The Company had no securities on loan as of December 31, 2014.

From time to time, the Company enters into repurchase agreements to manage liquidity or to earn incremental spread income. A repurchase agreement is a transaction in which one party (transferor) agrees to sell securities to another party (transferee) in return for cash (or securities), with a simultaneous agreement to repurchase the same securities at a specified price at a later date. A dollar roll is a type of repurchase agreement where a mortgage backed security is sold with an agreement to repurchase substantially the same security at a specified time in the future. These transactions generally have a contractual maturity of ninety days or less.

As part of repurchase agreements, the Company transfers collateral of U.S. government and government agency securities and receives cash. For repurchase agreements, the Company obtains cash in an amount equal to at least 95% of the fair value of the securities transferred. The agreements contain contractual provisions that require additional collateral to be transferred when necessary and provide the counterparty the right to sell or re-pledge the securities transferred. The cash received from the repurchase program is typically invested in short-term investments or fixed maturities. Repurchase agreements include master netting provisions that provide the counterparties the right to offset claims and apply securities held by them with respect to their obligations in the event of a default. Although the Company has the contractual right to offset claims, fixed maturities do not meet the specific conditions for net presentation under U.S. GAAP. The Company accounts for the repurchase agreements as collateralized borrowings. The securities transferred under repurchase agreements are included in fixed maturities, AFS with the obligation to repurchase those securities recorded in other liabilities on the Company's Consolidated Balance Sheets.

As of December 31, 2015, the Company reported in fixed maturities, AFS and cash on the Consolidated Balance Sheets financial collateral pledged relating to repurchase agreements of $249. The Company reported a corresponding obligation to repurchase the pledged securities of $249 in other liabilities on the Consolidated Balance Sheets. The Company had no outstanding dollar roll transactions as of December 31, 2015. The Company had no outstanding repurchase agreements or dollar roll transactions as of December 31, 2014.

The Company is required by law to deposit securities with government agencies in certain states in which it conducts business. As of December 31, 2015 and 2014 the fair value of securities on deposit was approximately $14 and $14, respectively.

Refer to Derivative Collateral Arrangements section of this note for disclosure of collateral in support of derivative transactions.

                HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

3. INVESTMENTS AND DERIVATIVES (CONTINUED)

EQUITY METHOD INVESTMENTS

The majority of the Company's investments in limited partnerships and other alternative investments, including hedge funds, mortgage and real estate funds, and private equity and other funds (collectively, "limited partnerships"), are accounted for under the equity method of accounting. The Company's maximum exposure to loss as of December 31, 2015 is limited to the total carrying value of $1.2 billion. In addition, the Company has outstanding commitments totaling approximately $299, to fund limited partnership and other alternative investments as of December 31, 2015. The Company's investments in limited partnerships are generally of a passive nature in that the Company does not take an active role in the management of the limited partnerships. In 2015, aggregate investment income (losses) from limited partnerships and other alternative investments exceeded 10% of the Company's pre-tax consolidated net income. Accordingly, the Company is disclosing aggregated summarized financial data for the Company's limited partnership investments. This aggregated summarized financial data does not represent the Company's proportionate share of limited partnership assets or earnings. Aggregate total assets of the limited partnerships in which the Company invested totaled $82.2 billion and $72.0 billion as of December 31, 2015 and 2014, respectively. Aggregate total liabilities of the limited partnerships in which the Company invested totaled $14.0 billion and $9.0 billion as of December 31, 2015 and 2014, respectively. Aggregate net investment income (loss) of the limited partnerships in which the Company invested totaled $0.8 billion, $3.5 billion and $1.8 billion for the periods ended December 31, 2015, 2014 and 2013, respectively. Aggregate net income (loss) of the limited partnerships in which the Company invested totaled $5.2 billion, $8.7 billion, and $7.1 billion for the periods ended December 31, 2015, 2014 and 2013, respectively. As of, and for the period ended, December 31, 2015, the aggregated summarized financial data reflects the latest available financial information.

DERIVATIVE INSTRUMENTS

The Company utilizes a variety of OTC, OTC-cleared and exchange traded derivative instruments as a part of its overall risk management strategy as well as to enter into replication transactions. Derivative instruments are used to manage risk associated with interest rate, equity market, commodity market, credit spread, issuer default, price, and currency exchange rate risk or volatility. Replication transactions are used as an economical means to synthetically replicate the characteristics and performance of assets that are permissible investments under the Company's investment policies. The Company also may enter into and has previously issued financial instruments and products that either are accounted for as free-standing derivatives, such as certain reinsurance contracts, or may contain features that are deemed to be embedded derivative instruments, such as the GMWB rider included with certain variable annuity products.

STRATEGIES THAT QUALIFY FOR HEDGE ACCOUNTING

Certain derivatives the Company enters into satisfy the hedge accounting requirements as outlined in Note 1 of these financial statements. Typically, these hedge relationships include interest rate swaps and, to a lesser extent. foreign currency swaps where the terms or expected cash flows of the hedged item closely match the terms of the swap. The interest rate swaps are typically used to manage interest rate duration of certain fixed maturity securities or liability contracts. The hedge strategies by hedge accounting designation include:

CASH FLOW HEDGES

Interest rate swaps are predominantly used to manage portfolio duration and better match cash receipts from assets with cash disbursements required to fund liabilities. These derivatives primarily convert interest receipts on floating-rate fixed maturity securities to fixed rates.

Foreign currency swaps are used to convert foreign currency-denominated cash flows related to certain investment receipts and liability payments to U.S. dollars in order to reduce cash flow fluctuations due to changes in currency rates.

FAIR VALUE HEDGES

Interest rate swaps are used to hedge the changes in fair value of fixed maturity securities due to fluctuations in interest rates. These swaps are typically used to manage interest rate duration.

NON-QUALIFYING STRATEGIES

Derivative relationships that do not qualify for hedge accounting
("non-qualifying strategies") primarily include the hedge program for the Company's variable annuity products as well as the hedging and replication strategies that utilize credit default swaps. In addition, hedges of interest rate, foreign currency and equity risk of certain fixed maturities, equities and liabilities do not qualify for hedge accounting.

                HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

3. INVESTMENTS AND DERIVATIVES (CONTINUED)

The non-qualifying strategies include:

INTEREST RATE SWAPS, SWAPTIONS, AND FUTURES

The Company may use interest rate swaps, swaptions, and futures to manage duration between assets and liabilities in certain investment portfolios. In addition, the Company enters into interest rate swaps to terminate existing swaps, thereby offsetting the changes in value of the original swap. As of December 31, 2015 and 2014 the notional amount of interest rate swaps in offsetting relationships was $4.6 billion and $4.5 billion, respectively.

FOREIGN CURRENCY SWAPS AND FORWARDS

The Company enters into foreign currency swaps and forwards to convert the foreign currency exposures of certain foreign currency-denominated fixed maturity investments to U.S. dollars. During 2015, the Company entered into foreign currency forwards to hedge non-U.S. dollar denominated cash and equity securities.

FIXED PAYOUT ANNUITY HEDGE

The Company reinsures certain yen denominated fixed payout annuities. The Company invests in U.S. dollar denominated assets to support the reinsurance liability. The Company entered into pay U.S. dollar, receive yen swap contracts to hedge the currency and yen interest rate exposure between the U.S. dollar denominated assets and the yen denominated fixed liability reinsurance payments.

CREDIT CONTRACTS

Credit default swaps are used to purchase credit protection on an individual entity or referenced index to economically hedge against default risk and credit-related changes in value of fixed maturity securities. Credit default swaps are also used to assume credit risk related to an individual entity or referenced index as a part of replication transactions. These contracts require the Company to pay or receive a periodic fee in exchange for compensation from the counterparty should the referenced security issuers experience a credit event, as defined in the contract. The Company is also exposed to credit risk related to certain structured fixed maturity securities that have embedded credit derivatives, which reference a standard index of corporate securities. In addition, the Company enters into credit default swaps to terminate existing credit default swaps, thereby offsetting the changes in value of the original swap going forward.

EQUITY INDEX SWAPS AND OPTIONS

The Company enters into total return swaps to hedge equity risk of specific common stock investments which are accounted for using the fair value option in order to align the accounting treatment within net realized capital gains (losses). The Company may also use equity index options to hedge the impact of an adverse equity market environment on the investment portfolio. In addition, the Company formerly offered certain equity indexed products, a portion of which contain embedded derivatives that require bifurcation. The Company uses equity index swaps to economically hedge the equity volatility risk associated with the equity indexed products.

COMMODITY CONTRACTS

During 2015, the Company purchased for $11 put option contracts on West Texas Intermediate oil futures with a strike of $35 dollars per barrel in order to partially offset potential losses related to certain fixed maturity securities that could arise if oil prices decline substantially. The Company has since reduced its exposure to the targeted fixed maturity securities and therefore, these options were terminated in December 2015.

GMWB DERIVATIVES, NET

The Company formerly offered certain variable annuity products with GMWB riders. The GMWB product is a bifurcated embedded derivative ("GMWB product derivatives") that has a notional value equal to the GRB. The Company uses reinsurance contracts to transfer a portion of its risk of loss due to GMWB. The reinsurance contracts covering GMWB ("GMWB reinsurance contracts") are accounted for as free-standing derivatives with a notional amount equal to the GRB amount.

                HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

3. INVESTMENTS AND DERIVATIVES (CONTINUED)

The Company utilizes derivatives ("GMWB hedging instruments") as part of an actively managed program designed to hedge a portion of the capital market risk exposures of the non-reinsured GMWB riders due to changes in interest rates, equity market levels, and equity volatility. These derivatives include customized swaps, interest rate swaps and futures, and equity swaps, options and futures, on certain indices including the S&P 500 index, EAFE index and NASDAQ index. The following table presents notional and fair value for GMWB hedging instruments.

                                                          NOTIONAL AMOUNT                             FAIR VALUE
                                              --------------------------------------    --------------------------------------
                                              DECEMBER 31, 2015    DECEMBER 31, 2014    DECEMBER 31, 2015    DECEMBER 31, 2014
                                              -----------------    -----------------    -----------------    -----------------
Customized swaps                              $           5,877    $           7,041    $             131    $             124
Equity swaps, options, and futures                        1,362                3,761                    2                   39
Interest rate swaps and futures                           3,740                3,640                   25                   11
                                              -----------------    -----------------    -----------------    -----------------
TOTAL                                         $          10,979    $          14,442    $             158    $             174
                                              -----------------    -----------------    -----------------    -----------------

MACRO HEDGE PROGRAM

The Company utilizes equity options, swaps, futures, and foreign currency options to partially hedge against a decline in the equity markets and the resulting statutory surplus and capital impact primarily arising from the guaranteed minimum death benefit ("GMDB") and GMWB obligations. The following table presents notional and fair value for the macro hedge program.

                                                          NOTIONAL AMOUNT                             FAIR VALUE
                                              --------------------------------------    --------------------------------------
                                              DECEMBER 31, 2015    DECEMBER 31, 2014    DECEMBER 31, 2015    DECEMBER 31, 2014
                                              -----------------    -----------------    -----------------    -----------------
Equity options and swaps                      $           4,548    $           5,983    $             147    $             141
Foreign currency options                                     --                  400                   --                   --
                                              -----------------    -----------------    -----------------    -----------------
TOTAL                                         $           4,548    $           6,383    $             147    $             141
                                              -----------------    -----------------    -----------------    -----------------

MODIFIED COINSURANCE REINSURANCE CONTRACTS

As of December 31, 2015 and 2014, the Company had approximately $895 and $1.0 billion, respectively, of invested assets supporting other policyholder funds and benefits payable reinsured under a modified coinsurance arrangement in connection with the sale of the Individual Life business, which was structured as a reinsurance transaction. The assets are primarily held in a trust established by the Company. The Company pays or receives cash quarterly to settle the results of the reinsured business, including the investment results. As a result of this modified coinsurance arrangement, the Company has an embedded derivative that transfers to the reinsurer certain unrealized changes in fair value due to interest rate and credit risks of these assets. The notional amount of the embedded derivative reinsurance contracts are the invested assets that are carried at fair value supporting the reinsured reserves.

                HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

3. INVESTMENTS AND DERIVATIVES (CONTINUED)

DERIVATIVE BALANCE SHEET CLASSIFICATION

The following table summarizes the balance sheet classification of the Company's derivative related net fair value amounts as well as the gross asset and liability fair value amounts. For reporting purposes, the Company has elected to offset within total assets or total liabilities based upon the net of the fair value amounts, income accruals, and related cash collateral receivables and payables of OTC derivative instruments executed in a legal entity and with the same counterparty under a master netting agreement, which provides the Company with the legal right of offset. The Company has also elected to offset within total assets or total liabilities based upon the net of the fair value amounts, income accruals and related cash collateral receivables and payables of OTC-cleared derivative instruments based on clearing house agreements. The following fair value amounts do not include income accruals or related cash collateral receivables and payables, which are netted with derivative fair value amounts to determine balance sheet presentation. Derivatives in the Company's separate accounts where the associated gains and losses accrue directly to policyholders are not included in the table below. The Company's derivative instruments are held for risk management purposes, unless otherwise noted in the following table. The notional amount of derivative contracts represents the basis upon which pay or receive amounts are calculated and is presented in the table to quantify the volume of the Company's derivative activity. Notional amounts are not necessarily reflective of credit risk. The following tables exclude investments that contain an embedded credit derivative for which the Company has elected the fair value option. For further discussion, see the Fair Value Option section in Note 2 - Fair Value Measurements of Notes to Consolidated Financial Statements.

                HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

3. INVESTMENTS AND DERIVATIVES (CONTINUED)

                                                    NET DERIVATIVES                     ASSET DERIVATIVES     LIABILITY DERIVATIVES
                                      ---------------------------------------------   ---------------------   ---------------------
                                         NOTIONAL AMOUNT           FAIR VALUE              FAIR VALUE              FAIR VALUE
                                      ---------------------   ---------------------   ---------------------   ---------------------
                                       DEC 31,     DEC 31,     DEC 31,     DEC 31,     DEC 31,     DEC 31,     DEC 31,     DEC 31,
HEDGE DESIGNATION/ DERIVATIVE TYPE      2015        2014        2015        2014        2015        2014        2015        2014
-----------------------------------   ---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------
CASH FLOW HEDGES
   Interest rate swaps                $   1,766   $   2,242   $      38   $      37   $      38   $      37   $      --   $      --
   Foreign currency swaps                   143         143         (19)        (19)          7           3         (26)        (22)
                                      ---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------
TOTAL CASH FLOW HEDGES                    1,909       2,385          19          18          45          40         (26)        (22)
                                      ---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------
FAIR VALUE HEDGES
   Interest rate swaps                       23          32          --          --          --          --          --          --
                                      ---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------
TOTAL FAIR VALUE HEDGES                      23          32          --          --          --          --          --          --
                                      ---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------
NON-QUALIFYING STRATEGIES
   INTEREST RATE CONTRACTS
     Interest rate swaps and
        futures                           4,710       4,857        (415)       (323)        285         385        (700)       (708)
   FOREIGN EXCHANGE CONTRACTS
     Foreign currency swaps and
        forwards                            386          60           4          --           4          --          --          --
     Fixed payout annuity hedge           1,063       1,319        (357)       (427)         --          --        (357)       (427)
   CREDIT CONTRACTS
     Credit derivatives that
        purchase credit protection          249         276          10          (1)         12           4          (2)         (5)
     Credit derivatives that
        assume credit risk [1]            1,435         946         (10)          7           5          11         (15)         (4)
     Credit derivatives in
        offsetting positions              1,435       2,175          (1)         (1)         17          21         (18)        (22)
   EQUITY CONTRACTS
     Equity index swaps and
        options                             404         422          15           1          41          30         (26)        (29)
   VARIABLE ANNUITY HEDGE PROGRAM
     GMWB product derivatives [2]        15,099      17,908        (262)       (139)         --          --        (262)       (139)
     GMWB reinsurance contracts           3,106       3,659          83          56          83          56          --          --
     GMWB hedging instruments            10,979      14,442         158         174         264         289        (106)       (115)
     Macro hedge program                  4,548       6,383         147         141         179         180         (32)        (39)
   OTHER
     Modified coinsurance
        reinsurance contracts               895         974          79          34          79          34          --          --
                                      ---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------
TOTAL NON-QUALIFYING STRATEGIES          44,309      53,421        (549)       (478)        969       1,010      (1,518)     (1,488)
                                      ---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------
TOTAL CASH FLOW HEDGES, FAIR VALUE
   HEDGES, AND NON-
QUALIFYING STRATEGIES                 $  46,241   $  55,838   $    (530)  $    (460)  $   1,014   $   1,050   $  (1,544)  $  (1,510)
                                      ---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------
BALANCE SHEET LOCATION
     Fixed maturities,
        available-for-sale            $     184   $     186   $      (1)  $       1   $      --   $       1   $      (1)  $      --
     Other investments                   11,837      13,588         250         339         360         478        (110)       (139)
     Other liabilities                   15,071      19,473        (653)       (725)        492         481      (1,145)     (1,206)
     Reinsurance recoverables             4,000       4,633         162          90         162          90          --          --
     Other policyholder funds and
        benefits payable                 15,149      17,958        (288)       (165)         --          --        (288)       (165)
                                      ---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------
TOTAL DERIVATIVES                     $  46,241   $  55,838   $    (530)  $    (460)  $   1,014   $   1,050   $  (1,544)  $  (1,510)
                                      ---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------

----------
[1] THE DERIVATIVE INSTRUMENTS RELATED TO THIS STRATEGY ARE HELD FOR OTHER INVESTMENT PURPOSES.
[2] THESE DERIVATIVES ARE EMBEDDED WITHIN LIABILITIES AND ARE NOT HELD FOR RISK MANAGEMENT PURPOSES.

                HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

3. INVESTMENTS AND DERIVATIVES (CONTINUED)

CHANGE IN NOTIONAL AMOUNT

The net decrease in notional amount of derivatives since December 31, 2014 was primarily due to the following:

   - The decline in notional amount related to the GMWB hedging instruments and the macro hedge program was primarily driven by portfolio re-positioning, a decline in equity markets, and the expiration of certain options. The decline in the GMWB product related notional amount was primarily driven by policyholder lapses and partial withdrawals.

   - The decline in notional amount associated with interest rate derivatives was primarily driven by maturities of the derivatives.

   - These declines were partially offset by an increase in notional amount related to credit derivatives that assume credit risk as a means to earn credit spread while re-balancing within certain fixed maturity sectors.

   - Additional increases in notional related to foreign currency swaps and forwards were primarily driven by the purchase of foreign currency forwards to hedge Japanese yen-denominated cash and equity securities.

CHANGE IN FAIR VALUE

The net decrease in the total fair value of derivative instruments since December 31, 2014 was primarily related to the following:

   - The decrease in fair value related to the combined GMWB hedging program, which includes the GMWB product, reinsurance, and hedging derivatives, was primarily driven by liability model assumption updates, and underperformance of the underlying actively managed funds compared to their respective indices.

   - The decrease in fair value of non-qualifying interest rate derivatives was primarily due to an increase in interest rates.

   - The increase in fair value of fixed payout annuity hedges was primarily driven by the maturity of a currency swap, partially offset by an increase in interest rates.

   - The increase in the fair value associated with modified coinsurance reinsurance contracts, which are accounted for as embedded derivatives and transfer to the reinsurer the investment experience related to the assets supporting the reinsured policies, was primarily driven by widening credit spreads and an increase in interest rates.

OFFSETTING OF DERIVATIVE ASSETS/LIABILITIES

The following tables present the gross fair value amounts, the amounts offset, and net position of derivative instruments eligible for offset in the Company's Consolidated Balance Sheets. Amounts offset include fair value amounts, income accruals and related cash collateral receivables and payables associated with derivative instruments that are traded under a common master netting agreement, as described in the preceding discussion. Also included in the tables are financial collateral receivables and payables, which are contractually permitted to be offset upon an event of default, although are disallowed for offsetting under U.S. GAAP.

                            AS OF DECEMBER 31, 2015

                         (I)            (II)            (III) = (I) - (II)                       (IV)                (V)=(III)-(IV)
                    -------------  -------------  -------------------------------  --------------------------------  --------------
                                                                                   COLLATERAL DISALLOWED FOR OFFSET
                                                    NET AMOUNTS PRESENTED IN THE    IN THE STATEMENT OF FINANCIAL
                                                  STATEMENT OF FINANCIAL POSITION              POSITION
                                                  -------------------------------  --------------------------------
                                   GROSS AMOUNTS                       ACCRUED
                                   OFFSET IN THE                    INTEREST AND
                    GROSS AMOUNTS   STATEMENT OF                        CASH
                    OF RECOGNIZED    FINANCIAL       DERIVATIVE      COLLATERAL      FINANCIAL COLLATERAL RECEIVED
                        ASSETS        POSITION       ASSETS [1]     RECEIVED [2]                  [4]                  NET AMOUNT
                    -------------  -------------  ---------------  --------------  --------------------------------  --------------
DESCRIPTION
 Other investments  $         852  $         692  $           250  $          (90) $                             99  $           61
                    -------------  -------------  ---------------  --------------  --------------------------------  --------------

                                   GROSS AMOUNTS                      ACCRUED
                                   OFFSET IN THE                    INTEREST AND
                    GROSS AMOUNTS   STATEMENT OF                        CASH
                    OF RECOGNIZED    FINANCIAL      DERIVATIVE       COLLATERAL
                     LIABILITIES      POSITION    LIABILITIES [3]    PLEDGED [3]   FINANCIAL COLLATERAL PLEDGED [4]    NET AMOUNT
                    -------------  -------------  ---------------  --------------  --------------------------------  --------------
DESCRIPTION
 Other liabilities  $      (1,255) $        (499) $          (653) $         (103) $                           (753) $           (3)
                    -------------  -------------  ---------------  --------------  --------------------------------  --------------

                HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

3. INVESTMENTS AND DERIVATIVES (CONTINUED)

                            AS OF DECEMBER 31, 2014

                         (I)            (II)            (III) = (I) - (II)                       (IV)                (V)=(III)-(IV)
                    -------------  -------------  -------------------------------  --------------------------------  --------------
                                                                                   COLLATERAL DISALLOWED FOR OFFSET
                                                    NET AMOUNTS PRESENTED IN THE    IN THE STATEMENT OF FINANCIAL
                                                  STATEMENT OF FINANCIAL POSITION          POSITION
                                                  -------------------------------  --------------------------------
                                   GROSS AMOUNTS                      ACCRUED
                                   OFFSET IN THE                    INTEREST AND
                    GROSS AMOUNTS   STATEMENT OF                        CASH
                    OF RECOGNIZED    FINANCIAL       DERIVATIVE      COLLATERAL     FINANCIAL COLLATERAL RECEIVED
                        ASSETS       POSITION        ASSETS [1]     RECEIVED [2]              [4]                      NET AMOUNT
                    -------------  -------------  ---------------  --------------  --------------------------------  --------------
DESCRIPTION
 Other investments  $         959  $         801  $           339  $         (181) $                             83  $           75
                    -------------  -------------  ---------------  --------------  --------------------------------  --------------

                                   GROSS AMOUNTS                       ACCRUED
                                   OFFSET IN THE                    INTEREST AND
                    GROSS AMOUNTS   STATEMENT OF                       CASH
                    OF RECOGNIZED    FINANCIAL       DERIVATIVE      COLLATERAL
                     LIABILITIES     POSITION     LIABILITIES [3]    PLEDGED [3]   FINANCIAL COLLATERAL PLEDGED [4]    NET AMOUNT
                    -------------  -------------  ---------------  --------------  --------------------------------  --------------
DESCRIPTION
 Other liabilities  $      (1,345) $        (574) $          (722) $          (49) $                           (900) $          129
                    -------------  -------------  ---------------  --------------  --------------------------------  --------------

----------
[1]   INCLUDED IN OTHER INVESTMENTS IN THE COMPANY'S CONSOLIDATED BALANCE
      SHEETS.
[2] INCLUDED IN OTHER ASSETS IN THE COMPANY'S CONSOLIDATED BALANCE SHEETS AND IS LIMITED TO THE NET DERIVATIVE RECEIVABLE ASSOCIATED WITH EACH COUNTERPARTY.
[3] INCLUDED IN OTHER LIABILITIES IN THE COMPANY'S CONSOLIDATED BALANCE SHEETS AND IS LIMITED TO THE NET DERIVATIVE PAYABLE ASSOCIATED WITH EACH COUNTERPARTY.
[4]   EXCLUDES COLLATERAL ASSOCIATED WITH EXCHANGE-TRADED DERIVATIVES
      INSTRUMENTS.

CASH FLOW HEDGES

For derivative instruments that are designated and qualify as cash flow hedges, the effective portion of the gain or loss on the derivative is reported as a component of OCI and reclassified into earnings in the same period or periods during which the hedged transaction affects earnings. Gains and losses on the derivative representing hedge ineffectiveness are recognized in current period earnings. All components of each derivative's gain or loss were included in the assessment of hedge effectiveness.

The following table presents the components of the gain or loss on derivatives that qualify as cash flow hedges:

                                         DERIVATIVES IN CASH FLOW HEDGING RELATIONSHIPS
--------------------------------------------------------------------------------------------------------------------------------
                                     GAIN (LOSS) RECOGNIZED IN OCI             NET REALIZED CAPITAL GAINS (LOSSES) RECOGNIZED IN
                                   ON DERIVATIVE (EFFECTIVE PORTION)              INCOME ON DERIVATIVE (INEFFECTIVE PORTION)
                            ------------------------------------------------   -------------------------------------------------
                                 2015             2014             2013             2015             2014             2013
                            --------------   --------------   --------------   --------------   ---------------   --------------

Interest rate swaps         $            3   $           34   $         (158)  $           --   $             2   $           (2)
Foreign currency swaps                  --              (10)              12               --                --               --
                            --------------   --------------   --------------   --------------   ---------------   --------------
TOTAL                       $            3   $           24   $         (146)  $           --   $             2   $           (2)
                            --------------   --------------   --------------   --------------   ---------------   --------------

                                         DERIVATIVES IN CASH FLOW HEDGING RELATIONSHIPS
--------------------------------------------------------------------------------------------------------------------------------
                                                              GAIN (LOSS) RECLASSIFIED FROM AOCI INTO INCOME (EFFECTIVE PORTION)
                                                              ------------------------------------------------------------------
                                                                      2015                   2014                   2013
                                                              --------------------   --------------------   --------------------
Interest rate swaps      Net realized capital gains (losses)  $                 (1)  $                 (1)  $                 70
Interest rate swaps      Net investment income (loss)                           33                     50                     57
Foreign currency swaps   Net realized capital gains (losses)                    (9)                   (13)                     4
                                                              --------------------   --------------------   --------------------
TOTAL                                                         $                 23   $                 36   $                131
                                                              --------------------   --------------------   --------------------

As of December 31, 2015, the before-tax deferred net gains on derivative instruments recorded in AOCI that are expected to be reclassified to earnings during the next twelve months are $21. This expectation is based on the anticipated interest payments on hedged investments in fixed maturity securities that will occur over the next twelve months, at which time the Company will recognize the deferred net gains (losses) as an adjustment to net investment income over the term of the investment cash flows.

                HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

3. INVESTMENTS AND DERIVATIVES (CONTINUED)

During the years ended December 31, 2015, 2014, and 2013, the Company had no net reclassifications from AOCI to earnings resulting from the discontinuance of cash-flow hedges due to forecasted transactions that were no longer probable of occurring.

FAIR VALUE HEDGES

For derivative instruments that are designated and qualify as fair value hedges, the gain or loss on the derivatives as well as the offsetting loss or gain on the hedged items attributable to the hedged risk are recognized in current earnings. The Company includes the gain or loss on the derivative in the same line item as the offsetting loss or gain on the hedged item. All components of each derivative's gain or loss were included in the assessment of hedge effectiveness.

The Company recognized in income gains (losses) representing the ineffective portion of fair value hedges as follows:

                                          DERIVATIVES IN FAIR VALUE HEDGING RELATIONSHIPS
-----------------------------------------------------------------------------------------------------------------------------------
                                                                    GAIN (LOSS) RECOGNIZED IN INCOME [1]
                                         ------------------------------------------------------------------------------------------
                                                     2015                           2014                           2013
                                         ----------------------------   ----------------------------   ----------------------------
                                          DERIVATIVE     HEDGED ITEM     DERIVATIVE     HEDGED ITEM     DERIVATIVE     HEDGED ITEM
                                         ------------   -------------   ------------   -------------   ------------   -------------
Interest rate swaps
  Net realized capital gains (losses)    $         --   $          --   $         (2)  $           4   $         27   $         (24)
Foreign currency swaps
  Net realized capital gains (losses)              --              --             --              --              1              (1)
    Benefits, losses and loss
    adjustment expenses                            --              --             --              --             (2)              2
                                         ------------   -------------   ------------   -------------   ------------   -------------
TOTAL                                    $         --   $          --   $         (2)  $           4   $         26   $         (23)
                                         ------------   -------------   ------------   -------------   ------------   -------------

----------
[1] THE AMOUNTS PRESENTED DO NOT INCLUDE THE PERIODIC NET COUPON SETTLEMENTS OF THE DERIVATIVE OR THE COUPON INCOME (EXPENSE) RELATED TO THE HEDGED ITEM. THE NET OF THE AMOUNTS PRESENTED REPRESENTS THE INEFFECTIVE PORTION OF THE HEDGE.

                HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

3. INVESTMENTS AND DERIVATIVES (CONTINUED)

NON-QUALIFYING STRATEGIES

For non-qualifying strategies, including embedded derivatives that are required to be bifurcated from their host contracts and accounted for as derivatives, the gain or loss on the derivative is recognized currently in earnings within net realized capital gains (losses). The following table presents the gain or loss recognized in income on non-qualifying strategies:

                                        NON-QUALIFYING STRATEGIES
                   GAIN (LOSS) RECOGNIZED WITHIN NET REALIZED CAPITAL GAINS (LOSSES)
--------------------------------------------------------------------------------------------------------
                                                                          DECEMBER 31,
                                                        ------------------------------------------------
                                                             2015             2014             2013
                                                        --------------   --------------   --------------
INTEREST RATE CONTRACTS
   Interest rate swaps, caps, floors, and forwards      $           (7)  $           (6)  $           (5)
FOREIGN EXCHANGE CONTRACTS
   Foreign currency swaps and forwards                               5                4                4
   Fixed payout annuity hedge [1]                                  (21)            (148)            (268)
   Japanese fixed annuity hedging instruments [2]                   --               22             (207)
CREDIT CONTRACTS
   Credit derivatives that purchase credit protection                3               (6)             (20)
   Credit derivatives that assume credit risk                       (4)              10               46
EQUITY CONTRACTS
   Equity index swaps and options                                   19                7              (22)
COMMODITY CONTRACTS
   Commodity options                                                (5)              --               --
VARIABLE ANNUITY HEDGE PROGRAM
   GMWB product derivatives                                        (59)              (2)           1,306
   GMWB reinsurance contracts                                       17                4             (192)
   GMWB hedging instruments                                        (45)               3             (852)
   Macro hedge program                                             (46)             (11)            (234)
   International program hedging instruments                        --             (126)            (963)
OTHER
   GMAB, GMWB, and GMIB reinsurance contracts                       --              579            1,107
   Modified coinsurance reinsurance contracts                       46              395           (1,405)
   Derivatives formerly associated with Japan [3]                   --               (2)              --
                                                        --------------   --------------   --------------
TOTAL [4]                                               $          (97)  $          723   $       (1,705)
                                                        --------------   --------------   --------------

----------
[1] THE ASSOCIATED LIABILITY IS ADJUSTED FOR CHANGES IN SPOT RATES THROUGH REALIZED CAPITAL GAINS AND WAS $4, $116 AND $250 FOR THE YEARS ENDED DECEMBER 31, 2015, 2014 AND 2013, RESPECTIVELY, WHICH IS NOT PRESENTED IN THIS TABLE.
[2] THE ASSOCIATED LIABILITY IS ADJUSTED FOR CHANGES IN SPOT RATES THROUGH REALIZED CAPITAL GAINS AND LOSSES AND WAS $(51) AND $324 FOR THE YEARS ENDED DECEMBER 31, 2014, AND 2013, RESPECTIVELY.
[3] THESE AMOUNTS RELATE TO THE TERMINATION OF THE HEDGING PROGRAM ASSOCIATED WITH THE JAPAN VARIABLE ANNUITY PRODUCT DUE TO THE SALE OF HLIKK.
[4] EXCLUDES INVESTMENTS THAT CONTAIN AN EMBEDDED CREDIT DERIVATIVE FOR WHICH THE COMPANY HAS ELECTED THE FAIR VALUE OPTION. FOR FURTHER DISCUSSION, SEE THE FAIR VALUE OPTION SECTION IN NOTE 2 - FAIR VALUE MEASUREMENTS.

For the year ended December 31, 2015 the net realized capital gain (loss) related to derivatives used in non-qualifying strategies was primarily comprised of the following:

    - The net loss related to the yen denominated fixed payout annuity hedge was primarily driven by a decline in long term interest rates and a depreciation of the Japanese yen in relation to the U.S. dollar.

    - The net gain related to equity derivatives was primarily driven by a total return swap used to hedge equity securities that increased due to a decline in Japanese equity markets since inception. An offsetting change in value was recorded on the equity securities since the Company has elected the fair value option in order to align the accounting with the derivative, resulting in changes in value on both the equity securities and the derivative recorded in net realized capital gains and losses. For further discussion, see the Fair Value Option section in Note 2 - Fair Value Measurements of Notes to Consolidated Financial Statements.

    - The net loss related to the combined GMWB hedging program, which includes the GMWB product, reinsurance, and hedging derivatives, was primarily driven by liability model assumption updates, and underperformance of the underlying actively managed funds compared to their respective indices.

                HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

3. INVESTMENTS AND DERIVATIVES (CONTINUED)

   - The net loss on the macro hedge program was primarily due to time decay on options.

   - The gain associated with modified coinsurance reinsurance contracts, which are accounted for as embedded derivatives and transfer to the reinsurer the investment experience related to the assets supporting the reinsured policies, was primarily driven by widening credit spreads and an increase in interest rates. The assets remain on the Company's books and the Company recorded an offsetting gain in AOCI as a result of the increase in market value of the bonds.

In addition, for the years ended December 31, 2015 and 2014, the Company recognized gains of $2 and $12, respectively, due to cash recovered on derivative receivables that were previously written-off related to the bankruptcy of Lehman Brothers Inc. The derivative receivables were the result of the contractual collateral threshold amounts and open collateral calls prior to the bankruptcy filing as well as interest rate and credit spread movements from the date of the last collateral call to the date of the bankruptcy filing. For the year ended December 31, 2013, there were no recognized gains due to derivative receivables that were previously written-off related to the bankruptcy of Lehman Brothers Inc.

For the year ended December 31, 2014 the net realized capital gain (loss) related to derivatives used in non-qualifying strategies was primarily comprised of the following:

   - The net gain on the GMIB, GMAB, and GMWB reinsurance contracts was driven by the sale of HLIKK and concurrent recapture of the associated risks by HLIKK. For further discussion on the sale, see Note 1 - Basis of Presentation and Significant Accounting Policies of Notes to the Consolidated Financial Statements.

   - The net gain on the coinsurance and modified coinsurance reinsurance contracts was primarily due to the termination of a certain reinsurance contract, which was with an affiliated captive reinsurer and was accounted for as an embedded derivative. For a discussion related to the reinsurance agreement and the termination, refer to Note 4 - Reinsurance, and Note 10 -Transactions with Affiliates of Notes to Consolidated Financial Statements.

   - The net losses related to the yen denominated fixed payout annuity hedge were driven by a decline is interest rates and a depreciation of the Japanese yen in relation to the U.S. dollar.

   - The net losses related to the international program hedging instruments was primarily driven by an improvement in global equity markets and declines in volatility levels and interest rates.

For the year ended December 31, 2013 the net realized capital gain (loss) related to derivatives used in non-qualifying strategies was primarily due to the following:

   - The net loss associated with the international program hedging instruments was primarily driven by an improvement in global equity markets and depreciation of the Japanese yen in relation to the euro.

   - The net gain related to the combined GMWB hedging program, which includes the GMWB product, reinsurance, and hedging derivatives, was primarily driven by revaluing the liability for living benefits resulting from favorable policyholder behavior largely related to increased full surrenders and liability assumption updates for partial lapses and withdrawal rates.

   - The net gain associated with GMAB, GMWB, and GMIB reinsurance contracts, which are reinsured to an affiliated captive reinsurer, was primarily due to a depreciation of the Japanese yen and an improvement in equity markets.

   - The net loss on the coinsurance and modified coinsurance reinsurance agreement, which is accounted for as a derivative instrument primarily offsets the net gain on GMAB, GMWB, and GMIB reinsurance contracts. For a discussion related to the reinsurance agreement refer to Note 10 - Transactions with Affiliates of Notes to Consolidated Financial Statements.

   - The net loss related to the fixed payout annuity hedge was primarily driven by a depreciation of the Japanese yen in relation to the U.S. dollar.

     The net loss on the macro hedge program was primarily due to an improvement in domestic equity markets, an increase in interest rates, and a decline in equity volatility.

For additional disclosures regarding contingent credit related features in derivative agreements refer to Note 9 - Commitments and Contingencies of Notes to Consolidated Financial Statements.

                HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

3. INVESTMENTS AND DERIVATIVES (CONTINUED)

CREDIT RISK ASSUMED THROUGH CREDIT DERIVATIVES

The Company enters into credit default swaps that assume credit risk of a single entity or referenced index in order to synthetically replicate investment transactions that would be permissible under the Company's investment policies. The Company will receive periodic payments based on an agreed upon rate and notional amount and will only make a payment if there is a credit event. A credit event payment will typically be equal to the notional value of the swap contract less the value of the referenced security issuer's debt obligation after the occurrence of the credit event. A credit event is generally defined as a default on contractually obligated interest or principal payments or bankruptcy of the referenced entity. The credit default swaps in which the Company assumes credit risk primarily reference investment grade single corporate issuers and baskets, which include standard diversified portfolios of corporate and CMBS issuers. The diversified portfolios of corporate issuers are established within sector concentration limits and may be divided into tranches that possess different credit ratings.

The following tables present the notional amount, fair value, weighted average years to maturity, underlying referenced credit obligation type and average credit ratings, and offsetting notional amounts and fair value for credit derivatives in which the Company is assuming credit risk as of December 31, 2015 and 2014.

                            AS OF DECEMBER 31, 2015

                                                                               UNDERLYING REFERENCED
                                                                              CREDIT OBLIGATION(S) [1]
                                                                   WEIGHTED  --------------------------
                                                                    AVERAGE                     AVERAGE  OFFSETTING
CREDIT DERIVATIVE TYPE BY DERIVATIVE RISK    NOTIONAL      FAIR    YEARS TO                      CREDIT   NOTIONAL     OFFSETTING
EXPOSURE                                    AMOUNT [2]     VALUE   MATURITY        TYPE         RATING   AMOUNT [3]  FAIR VALUE [3]
-----------------------------------------  ------------  --------  --------  -----------------  -------  ----------  --------------
Single name credit default swaps
                                                                             Corporate Credit/
   Investment grade risk exposure          $        118  $     --   1 year      Foreign Gov.     BBB+    $      115  $           (1)
   Below investment grade risk
     exposure                                        43        (2)  2 years   Corporate Credit   CCC+            43               1
Basket credit default swaps [4]
   Investment grade risk exposure                 1,265         7   4 years   Corporate Credit   BBB+           345              (2)
   Below investment grade risk
     exposure                                        --        --             Corporate Credit                   --              --
   Investment grade risk exposure                   503       (14)  6 years     CMBS Credit      AAA-           141               1
   Below investment grade risk
     exposure                                        74       (13)  1 year      CMBS Credit      CCC             74              13
Embedded credit derivatives
   Investment grade risk exposure                   150       148   1 year    Corporate Credit    A+             --              --
                                           ------------  --------                                        ----------  --------------
TOTAL [5]                                  $      2,153  $    126                                        $      718  $           12
                                           ------------  --------                                        ----------  --------------

                HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

3. INVESTMENTS AND DERIVATIVES (CONTINUED)

                            AS OF DECEMBER 31, 2014

                                                                               UNDERLYING REFERENCED
                                                                              CREDIT OBLIGATION(S) [1]
                                                                  WEIGHTED  -----------------------------   OFFSETTING
                                            NOTIONAL              AVERAGE                        AVERAGE     NOTIONAL    OFFSETTING
CREDIT DERIVATIVE TYPE BY DERIVATIVE RISK    AMOUNT      FAIR     YEARS TO                       CREDIT       AMOUNT        FAIR
EXPOSURE                                      [2]        VALUE    MATURITY        TYPE           RATING         [3]       VALUE [3]
-----------------------------------------  ----------  ---------  --------  -----------------  ----------  ------------  ----------
Single name credit default swaps
                                                                            Corporate Credit/
   Investment grade risk exposure          $      212  $       3   3 years    Foreign Gov.         A-      $        163  $       (3)
   Below investment grade risk
     exposure                                       4         --   1 year   Corporate Credit      CCC                 4          --
Basket credit default swaps [4]
   Investment grade risk exposure               1,240         14   4 years  Corporate Credit      BBB+              667          (6)
   Below investment grade risk
     exposure                                       9         (1)  5 years  Corporate Credit      BBB-               --          --
   Investment grade risk exposure                 344         (4)  5 years     CMBS Credit         AA               179           2
   Below investment grade risk
     exposure                                      75        (11)  2 years     CMBS Credit        CCC+               75          11
Embedded credit derivatives
   Investment grade risk exposure                 150        147   2 years  Corporate Credit       A                 --          --
                                           ----------  ---------                                           ------------  ----------
TOTAL [5]                                  $    2,034  $     148                                           $      1,088  $        4
                                           ----------  ---------                                           ------------  ----------

----------
[1] THE AVERAGE CREDIT RATINGS ARE BASED ON AVAILABILITY AND THE MIDPOINT OF THE APPLICABLE RATINGS AMONG MOODY'S, S&P, FITCH AND MORNINGSTAR. IF NO RATING IS AVAILABLE FROM A RATING AGENCY, THEN AN INTERNALLY DEVELOPED RATING IS USED.
[2] NOTIONAL AMOUNT IS EQUAL TO THE MAXIMUM POTENTIAL FUTURE LOSS AMOUNT. THESE DERIVATIVES ARE GOVERNED BY AGREEMENTS, CLEARING HOUSE RULES AND APPLICABLE LAW WHICH INCLUDE COLLATERAL POSTING REQUIREMENTS. THERE IS NO ADDITIONAL SPECIFIC COLLATERAL RELATED TO THESE CONTRACTS OR RECOURSE PROVISIONS INCLUDED IN THE CONTRACTS TO OFFSET LOSSES.
[3] THE COMPANY HAS ENTERED INTO OFFSETTING CREDIT DEFAULT SWAPS TO TERMINATE CERTAIN EXISTING CREDIT DEFAULT SWAPS, THEREBY OFFSETTING THE FUTURE CHANGES IN VALUE OF, OR LOSSES PAID RELATED TO, THE ORIGINAL SWAP.
[4] INCLUDES $1.8 BILLION AND $1.7 BILLION AS OF DECEMBER 31, 2015 AND 2014, RESPECTIVELY, OF NOTIONAL AMOUNT ON SWAPS OF STANDARD MARKET INDICES OF DIVERSIFIED PORTFOLIOS OF CORPORATE AND CMBS ISSUERS REFERENCED THROUGH CREDIT DEFAULT SWAPS. THESE SWAPS ARE SUBSEQUENTLY VALUED BASED UPON THE OBSERVABLE STANDARD MARKET INDEX.
[5] EXCLUDES INVESTMENTS THAT CONTAIN AN EMBEDDED CREDIT DERIVATIVE FOR WHICH THE COMPANY HAS ELECTED THE FAIR VALUE OPTION. FOR FURTHER DISCUSSION, SEE THE FAIR VALUE OPTION SECTION IN NOTE 2 - FAIR VALUE MEASUREMENTS.

DERIVATIVE COLLATERAL ARRANGEMENTS

The Company enters into various collateral arrangements in connection with its derivative instruments, which require both the pledging and accepting of collateral. As of December 31, 2015 and 2014, the Company pledged cash collateral associated with derivative instruments with a fair value of $173 and $16, respectively, for which the collateral receivable has been primarily included within other assets on the Company's Consolidated Balance Sheets. As of December 31, 2015 and 2014, the Company also pledged securities collateral associated with derivative instruments with a fair value of $873 and $900, respectively, which have been included in fixed maturities on the Consolidated Balance Sheets. The counterparties have the right to sell or re-pledge these securities.

As of December 31, 2015 and 2014, the Company accepted cash collateral associated with derivative instruments of $341 and $33, respectively, which was invested and recorded in the Consolidated Balance Sheets in fixed maturities and short-term investments with corresponding amounts recorded in other liabilities. The Company also accepted securities collateral as of December 31, 2015 and 2014 with a fair value of $100 and $83, respectively, of which the Company has the ability to sell or repledge $100 and $83, respectively. As of December 31, 2015 and 2014, the Company had no repledged securities and did not sell any securities. In addition, as of December 31, 2015 and 2014, non-cash collateral accepted was held in separate custodial accounts and was not included in the Company's Consolidated Balance Sheets.

                HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

4. REINSURANCE

The Company cedes insurance to affiliated and unaffiliated insurers to enable the Company to manage capital and risk exposure. Such arrangements do not relieve the Company of its primary liability to policyholders. Failure of reinsurers to honor their obligations could result in losses to the Company. The Company's procedures include careful initial selection of its reinsurers, structuring agreements to provide collateral funds where necessary, and regularly monitoring the financial condition and ratings of its reinsurers. The Company has ceded reinsurance in connection with the sales of its Retirement Plans and Individual Life businesses in 2013 to MassMutual and Prudential, respectively.

Concurrent with the sale of HLIKK in 2014, HLIKK recaptured certain risks that had been reinsured to the Company and HLAI by terminating or modifying intercompany agreements. Upon closing, HLIKK became responsible for all liabilities of the recaptured business. HLAI has, however, continued to provide reinsurance for yen denominated fixed payout annuities approximating $619, as of December 31, 2015. For further discussion of this transaction, see Note 10 - Transactions with Affiliates of Notes to Consolidated Financial Statements.

The cost of reinsurance related to long-duration contracts is accounted for over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies. Insurance recoveries on ceded reinsurance agreements, which reduce death and other benefits, were $1,094, $845, and $915 for the years ended December 31, 2015, 2014, and 2013, respectively. In addition, the Company has reinsured a portion of the risk associated with U.S. variable annuities and the associated GMDB and GMWB riders.

The Company also maintains a reinsurance agreement with HLA, whereby the Company cedes both group life and group accident and health risk. Under this treaty, the Company ceded group life premium of $64, $85, and $71 for the years ended December 31, 2015, 2014, and 2013, respectively. The Company ceded accident and health premiums to HLA of $129, $365, and $152 for the years ended December 31, 2015, 2014, and 2013, respectively.

Effective April 1, 2014, HLAI, terminated its modco and coinsurance with funds withheld reinsurance agreement with WRR. Under this transaction, the Company ceded $5 and $31 for the years ended December 31, 2014 and 2013, respectively. For further information regarding the WRR reinsurance agreement, see Note 10-Transactions with Affiliates of Notes to Consolidated Financial Statements.

REINSURANCE RECOVERABLES

Reinsurance recoverables include balances due from reinsurance companies and are presented net of an allowance for uncollectible reinsurance. Reinsurance recoverables include an estimate of the amount of gross losses and loss adjustment expense reserves that may be ceded under the terms of the reinsurance agreements, including incurred but not reported unpaid losses. The Company's estimate of losses and loss adjustment expense reserves ceded to reinsurers is based on assumptions that are consistent with those used in establishing the gross reserves for business ceded to the reinsurance contracts. The Company calculates its ceded reinsurance projection based on the terms of any applicable reinsurance agreements, including an estimate of how incurred but not reported losses will ultimately be ceded under reinsurance agreements. Accordingly, the Company's estimate of reinsurance recoverables is subject to similar risks and uncertainties as the estimate of the gross reserve for unpaid losses and loss adjustment expenses.

The Company's reinsurance recoverables are summarized as follows:

                                                                                         AS OF DECEMBER 31,
                                                                                  ---------------------------------
REINSURANCE RECOVERABLES                                                                2015              2014
-------------------------------------------------------------------------------   ---------------   ---------------
Future policy benefits and unpaid loss and loss adjustment expenses and other policyholder funds and benefits payable
    Sold businesses (MassMutual and Prudential)                                   $        18,993   $        18,606
    Other reinsurers                                                                        1,506             1,447
                                                                                  ---------------   ---------------
GROSS REINSURANCE RECOVERABLES                                                    $        20,499   $        20,053
                                                                                  ---------------   ---------------

As of December 31, 2015, the Company has reinsurance recoverables from MassMutual and Prudential of $8.6 billion and $10.4 billion, respectively. As of December 31, 2014, the Company has reinsurance recoverables from MassMutual and Prudential of $8.6 billion and $10.0 billion, respectively. The Company's obligations to its direct policyholders that have been reinsured to MassMutual and Prudential are secured by invested assets held in trust. Net of invested assets held in trust, as of December 31, 2015, the Company has $1.6 billion of reinsurance recoverables from Prudential representing approximately 20% of the Company's consolidated stockholder's equity. As of December 31, 2015, the Company has no other reinsurance-related concentrations of credit risk greater than 10% of the Company's consolidated stockholder's equity.

                HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

4. REINSURANCE (CONTINUED)

No allowance for uncollectible reinsurance is required as of December 31, 2015 and December 31, 2014. The allowance for uncollectible reinsurance reflects management's best estimate of reinsurance cessions that may be uncollectible in the future due to reinsurers' unwillingness or inability to pay. The Company analyzes recent developments in commutation activity between reinsurers and cedants, recent trends in arbitration and litigation outcomes in disputes between reinsurers and cedants and the overall credit quality of the Company's reinsurers. Based on this analysis, the Company may adjust the allowance for uncollectible reinsurance or charge off reinsurer balances that are determined to be uncollectible. Where its contracts permit, the Company secures future claim obligations with various forms of collateral, including irrevocable letters of credit, secured trusts, funds held accounts and group-wide offsets.

Due to the inherent uncertainties as to collection and the length of time before reinsurance recoverables become due, it is possible that future adjustments to the Company's reinsurance recoverables, net of the allowance, could be required, which could have a material adverse effect on the Company's consolidated results of operations or cash flows in a particular quarter or annual period.

INSURANCE REVENUES

The effect of reinsurance on earned premiums, fee income and other is as follows:

                                                                                        YEAR ENDED DECEMBER 31,
                                                                          ---------------------------------------------------
                                                                               2015              2014              2013
                                                                          ---------------   ---------------   ---------------
Gross earned premiums, fee income and other                               $         2,877   $         3,228   $         3,502
Reinsurance assumed                                                                   113                74                13
Reinsurance ceded                                                                  (1,801)           (2,060)           (1,869)
                                                                          ---------------   ---------------   ---------------
   NET EARNED PREMIUMS, FEE INCOME AND OTHER                              $         1,189   $         1,242   $         1,646
                                                                          ---------------   ---------------   ---------------

5. DEFERRED POLICY ACQUISITION COSTS

Changes in the DAC balance are as follows:

                                                                                    FOR THE YEARS ENDED DECEMBER 31,
                                                                          ---------------------------------------------------
                                                                               2015              2014              2013
                                                                          ---------------   ---------------   ---------------
BALANCE, BEGINNING OF PERIOD                                              $           521   $           689   $         3,072
Deferred costs                                                                          7                14                16
Amortization -- DAC                                                                   (82)             (110)             (124)
Amortization -- Unlock benefit (charge), pre-tax                                       13               (96)             (104)
Amortization -- DAC related to business dispositions [1] [2]                           --                --            (2,229)
Adjustments to unrealized gains and losses on securities AFS and other                 83                24                58
                                                                          ---------------   ---------------   ---------------
BALANCE, END OF PERIOD                                                    $           542   $           521   $           689
                                                                          ---------------   ---------------   ---------------

----------
[1] INCLUDES ACCELERATED AMORTIZATION OF $352 AND $2,374 RECOGNIZED UPON THE SALE OF THE RETIREMENT PLANS AND INDIVIDUAL LIFE BUSINESSES, RESPECTIVELY, IN 2013. FOR FURTHER INFORMATION, SEE NOTE 12 - DISCONTINUED OPERATIONS AND BUSINESS DISPOSITIONS OF NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.
[2] INCLUDES PREVIOUSLY UNREALIZED GAINS ON SECURITIES AFS OF $148 AND $349 RECOGNIZED UPON THE SALE OF THE RETIREMENT PLANS AND INDIVIDUAL LIFE BUSINESSES, RESPECTIVELY, IN 2013.

                HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

6. SEPARATE ACCOUNTS, DEATH BENEFITS AND OTHER INSURANCE BENEFIT FEATURES

Changes in the gross GMDB/GMWB and universal life secondary guarantee benefits are as follows:

                                                                                       UNIVERSAL
                                                                     GMDB/GMWB      LIFE SECONDARY
                                                                        [1]           GUARANTEES
                                                                  ---------------   ---------------
LIABILITY BALANCE AS OF JANUARY 1, 2015                           $           812   $         2,041
Incurred [2]                                                                  163               272
Paid                                                                         (112)               --
LIABILITY BALANCE AS OF DECEMBER 31, 2015                         $           863   $         2,313
                                                                  ---------------   ---------------
REINSURANCE RECOVERABLE ASSET, AS OF JANUARY 1, 2015              $           480   $         2,041
Incurred [2]                                                                  132               272
Paid                                                                          (89)               --
                                                                  ---------------   ---------------
REINSURANCE RECOVERABLE ASSET, AS OF DECEMBER 31, 2015            $           523   $         2,313
                                                                  ---------------   ---------------

                                                                                       UNIVERSAL
                                                                     GMDB/GMWB      LIFE SECONDARY
                                                                        [1]           GUARANTEES
                                                                  ---------------   ---------------
LIABILITY BALANCE AS OF JANUARY 1, 2014                           $           849   $         1,802
Incurred [2]                                                                   73               239
Paid                                                                         (110)               --
                                                                  ---------------   ---------------
LIABILITY BALANCE AS OF DECEMBER 31, 2014                         $           812   $         2,041
                                                                  ---------------   ---------------
REINSURANCE RECOVERABLE ASSET, AS OF JANUARY 1, 2014              $           533   $         1,802
Incurred [2]                                                                   32               239
Paid                                                                          (85)               --
                                                                  ---------------   ---------------
REINSURANCE RECOVERABLE ASSET, AS OF DECEMBER 31, 2014            $           480   $         2,041
                                                                  ---------------   ---------------

----------
[1] THESE LIABILITY BALANCES INCLUDE ALL GMDB BENEFITS, PLUS THE LIFE-CONTINGENT PORTION OF GMWB BENEFITS IN EXCESS OF THE RETURN OF THE GRB. GMWB BENEFITS UP TO THE RETURN OF THE GRB ARE EMBEDDED DERIVATIVES HELD AT FAIR VALUE AND ARE EXCLUDED FROM THESE BALANCES.
[2] INCLUDES THE PORTION OF ASSESSMENTS ESTABLISHED AS ADDITIONS TO RESERVES AS WELL AS CHANGES IN ESTIMATES AFFECTING THE RESERVES.

                HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

6. SEPARATE ACCOUNTS, DEATH BENEFITS AND OTHER INSURANCE BENEFIT FEATURES (CONTINUED)

The following table provides details concerning GMDB/GMWB exposure as of December 31, 2015:

                                                ACCOUNT VALUE BY GMDB/GMWB TYPE
------------------------------------------------------------------------------------------------------------------------------
                                                                                           RETAINED NET
                                                           ACCOUNT         NET AMOUNT         AMOUNT         WEIGHTED AVERAGE
                                                            VALUE           AT RISK           AT RISK        ATTAINED AGE OF
MAXIMUM ANNIVERSARY VALUE ("MAV") [1]                     ("AV") [8]      ("NAR") [9]      ("RNAR") [9]         ANNUITANT
------------------------------------------------------  --------------   --------------   ---------------   ------------------
   MAV only                                             $       14,540   $        2,743   $           477                   70
   With 5% rollup [2]                                            1,257              227                77                   71
   With Earnings Protection Benefit Rider ("EPB") [3]            3,697              490                77                   69
   With 5% rollup & EPB                                            487              107                23                   72
                                                        --------------   --------------   ---------------   ------------------
   Total MAV                                                    19,981            3,567               654
Asset Protection Benefit ("APB") [4]                            11,707              519               346                   69
Lifetime Income Benefit ("LIB") -- Death Benefit [5]               516                9                 9                   69
Reset [6] (5-7 years)                                            2,582               32                32                   70
Return of Premium ("ROP") [7] /Other                             9,459               71                64                   68
                                                        --------------   --------------   ---------------   ------------------
   SUBTOTAL VARIABLE ANNUITY WITH GMDB/GMWB [10]        $       44,245   $        4,198   $         1,105                   69
   Less: General Account Value with GMDB/GMWB                    3,822
                                                        --------------
   SUBTOTAL SEPARATE ACCOUNT LIABILITIES WITH GMDB              40,423
   Separate Account Liabilities without GMDB                    79,688
                                                        --------------
   TOTAL SEPARATE ACCOUNT LIABILITIES                   $      120,111
                                                        --------------

----------
[1] MAV GMDB IS THE GREATEST OF CURRENT AV, NET PREMIUMS PAID AND THE HIGHEST AV ON ANY ANNIVERSARY BEFORE AGE 80 YEARS (ADJUSTED FOR WITHDRAWALS).
[2] ROLLUP GMDB IS THE GREATEST OF THE MAV, CURRENT AV, NET PREMIUM PAID AND PREMIUMS (ADJUSTED FOR WITHDRAWALS) ACCUMULATED AT GENERALLY 5% SIMPLE INTEREST UP TO THE EARLIER OF AGE 80 YEARS OR 100% OF ADJUSTED PREMIUMS.
[3] EPB GMDB IS THE GREATEST OF THE MAV, CURRENT AV, OR CONTRACT VALUE PLUS A PERCENTAGE OF THE CONTRACT'S GROWTH. THE CONTRACT'S GROWTH IS AV LESS PREMIUMS NET OF WITHDRAWALS, SUBJECT TO A CAP OF 200% OF PREMIUMS NET WITHDRAWALS.
[4] APB GMDB IS THE GREATER OF CURRENT AV OR MAV, NOT TO EXCEED CURRENT AV PLUS 25% TIMES THE GREATER OF NET PREMIUMS AND MAV (EACH ADJUSTED FOR PREMIUMS IN THE PAST 12 MONTHS).
[5] LIB GMDB IS THE GREATEST OF CURRENT AV; NET PREMIUMS PAID; OR FOR CERTAIN CONTRACTS, A BENEFIT AMOUNT GENERALLY BASED ON MARKET PERFORMANCE THAT RATCHETS OVER TIME.
[6] RESET GMDB IS THE GREATEST OF CURRENT AV, NET PREMIUMS PAID AND THE MOST RECENT FIVE TO SEVEN YEAR ANNIVERSARY AV BEFORE AGE 80 YEARS (ADJUSTED FOR WITHDRAWALS).
[7]   ROP GMDB IS THE GREATER OF CURRENT AV AND NET PREMIUMS PAID.
[8] AV INCLUDES THE CONTRACT HOLDER'S INVESTMENT IN THE SEPARATE ACCOUNT AND THE GENERAL ACCOUNT.
[9] NAR IS DEFINED AS THE GUARANTEED BENEFIT IN EXCESS OF THE CURRENT AV. RNAR REPRESENTS NAR REDUCED FOR REINSURANCE. NAR AND RNAR ARE HIGHLY SENSITIVE TO EQUITY MARKET MOVEMENTS AND INCREASE WHEN EQUITY MARKETS DECLINE.
[10] SOME VARIABLE ANNUITY CONTRACTS WITH GMDB ALSO HAVE A LIFE-CONTINGENT GMWB THAT MAY PROVIDE FOR BENEFITS IN EXCESS OF THE RETURN OF THE GRB. SUCH CONTRACTS INCLUDED IN THIS AMOUNT HAVE $7.0 BILLION OF TOTAL ACCOUNT VALUE AND WEIGHTED AVERAGE ATTAINED AGE OF 71 YEARS. THERE IS NO NAR OR RETAINED NAR RELATED TO THESE CONTRACTS.

The account balances of contracts with guarantees were invested in variable separate accounts as follows:

ASSET TYPE                                                       DECEMBER 31, 2015   DECEMBER 31, 2014
--------------------------------------------------------------   -----------------   ------------------
Equity securities (including mutual funds)                       $          36,970   $           44,786
Cash and cash equivalents                                                    3,453                4,066
                                                                 -----------------   ------------------
TOTAL                                                            $          40,423   $           48,852
                                                                 -----------------   ------------------

As of December 31, 2015 and December 31, 2014, approximately 17% of the equity securities (including mutual funds), in the preceding table were funds invested in fixed income securities and approximately 83% were funds invested in equity securities.

For further information on guaranteed living benefits that are accounted for at fair value, such as GMWB, see Note 2 - Fair Value Measurements of Notes to Consolidated Financial Statements.

                HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

7. DEBT

COLLATERALIZED ADVANCES

The Company is a member of the Federal Home Loan Bank of Boston ("FHLBB"). Membership allows the Company access to collateralized advances, which may be used to support various spread-based business and enhance liquidity management. FHLBB membership requires the company to own member stock and advances require the purchase of activity stock. The amount of advances that can be taken are dependent on the asset types pledged to secure the advances. The CTDOI will permit the Company to pledge up to $1.2 billion in qualifying assets to secure FHLBB advances for 2016. The amount of advances that can be taken are dependent on the asset types pledged to secure the advances. The pledge limit is recalculated annually based on statutory admitted assets and capital and surplus. The Company would need to seek the prior approval of the CTDOI in order to exceed these limits. As of December 31, 2015, the Company had no advances outstanding under the FHLBB facility.


                HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

8. INCOME TAXES

The provision (benefit) for income taxes consists of the following:

                                                                                 FOR THE YEARS ENDED DECEMBER 31,
                                                                        --------------------------------------------------
                                                                             2015              2014              2013
                                                                        ---------------   ---------------   --------------
INCOME TAX EXPENSE (BENEFIT)
   Current - U.S. Federal                                               $            36   $          (339)  $         (208)
   Deferred - U.S. Federal                                                           (6)              523              257
                                                                        ---------------   ---------------   --------------
     TOTAL INCOME TAX EXPENSE                                           $            30   $           184   $           49
                                                                        ---------------   ---------------   --------------

Deferred tax assets and liabilities on the consolidated balance sheets represent the tax consequences of differences between the financial reporting and tax basis of assets and liabilities. Deferred tax assets (liabilities) include the following:

                                                                                                 AS OF DECEMBER 31,
                                                                                          --------------------------------
                                                                                               2015              2014
                                                                                          ---------------   --------------
DEFERRED TAX ASSETS
   Tax basis deferred policy acquisition costs                                            $           119   $          124
   Unearned premium reserve and other underwriting related reserves                                     4               12
   Investment-related items                                                                           524            1,094
   Insurance product derivatives                                                                       90               44
   Net operating loss carryover                                                                     1,166            1,116
   Alternative minimum tax credit                                                                     232              246
   Foreign tax credit carryover                                                                       122               58
   Other                                                                                               16               --
                                                                                          ---------------   --------------
     TOTAL DEFERRED TAX ASSETS                                                                      2,273            2,694
                                                                                          ---------------   --------------
        NET DEFERRED TAX ASSETS                                                                     2,273            2,694
                                                                                          ---------------   --------------
DEFERRED TAX LIABILITIES
   Financial statement deferred policy acquisition costs and reserves                                (220)            (585)
   Net unrealized gain on investments                                                                (432)            (816)
   Employee benefits                                                                                  (40)             (39)
   Depreciable and amortizable assets                                                                  --               (1)
   Other                                                                                               --              (16)
                                                                                          ---------------   --------------
     TOTAL DEFERRED TAX LIABILITIES                                                                  (692)          (1,457)
                                                                                          ---------------   --------------
     NET DEFERRED TAX ASSET                                                               $         1,581   $        1,237
                                                                                          ---------------   --------------

The Company has a current income tax receivable of $276 and $231 as of December 31, 2015 and 2014, respectively.

If the Company were to follow a "separate entity" approach, the current tax benefit related to any of the Company's tax attributes realized by virtue of its inclusion in The Hartford's consolidated tax return would have been recorded directly to equity rather than income. These benefits were $0, $0 and $0 for the years ended December 31, 2015, 2014 and 2013, respectively.

The Company believes it is more likely than not the deferred tax assets will be fully realized. Consequently no valuation allowance has been provided. In assessing the need for a valuation allowance, management considered future taxable temporary difference reversals, future taxable income exclusive of reversing temporary differences and carryovers, taxable income in open carry back years and other tax planning strategies. From time to time, tax planning strategies could include holding a portion of debt securities with market value losses until recovery, altering the level of tax exempt securities held, making investments which have specific tax characteristics, and business considerations such as asset-liability matching.

NET OPERATING LOSS CARRYOVER

As of December 31, 2015 and December 31, 2014, the net deferred tax asset included the expected tax benefit attributable to net operating losses of $3,333 and $3,189, respectively. If unutilized, $3,331 of the losses expire from 2023-2033. Utilization of these loss carryovers is dependent upon the generation of sufficient future taxable income.

                HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

8. INCOME TAXES (CONTINUED)

Most of the net operating loss carryover originated from the Company's U.S. annuity business, including from the hedging program. Given the continued runoff of the U.S. fixed and variable annuity business, the exposure to taxable losses is significantly lessened. Accordingly, given the expected future consolidated group earnings which includes earnings from non-life companies in the group, the Company believes sufficient taxable income will be generated in the future to utilize its net operating loss carryover. Although the Company believes there will be sufficient future taxable income to fully recover the remainder of the loss carryover, the Company's estimate of the likely realization may change over time.

ALTERNATIVE MINIMUM TAX CREDIT AND FOREIGN TAX CREDIT CARRYOVER

As of December 31, 2015 and December 31, 2014, the net deferred tax asset included the expected tax benefit attributable to alternative minimum tax credit carryover of $232 and $246 and foreign tax credit carryover of $122 and $58 respectively. The alternative minimum tax credits have no expiration date and the foreign tax credit carryover expire from 2019 to 2024. These credits are available to offset regular federal income taxes from future taxable income and although the Company believes there will be sufficient future regular federal consolidated group taxable income, there can be no certainty that future events will not affect the ability to utilize the credits. Additionally, the use of the foreign tax credits generally depends on the generation of sufficient taxable income to first utilize all of the U.S. net operating loss carryover. However, the Company has identified certain investments which allow for utilization of the foreign tax credits without first using the net operating loss carryover. Consequently, the Company believes it is more likely than not the foreign tax credit carryover will be fully realized. Accordingly, no valuation allowance has been provided on either the alternative minimum tax carryover or foreign tax credit carryover.

The Company or one or more of its subsidiaries files income tax returns in the U.S. federal jurisdiction, and various states and foreign jurisdictions. The Company is no longer subject to U.S. federal, state and local, or non-U.S. income tax examinations for years prior to 2007. The audit of the years 2007-2011 were concluded in 2015, with no material impact on the consolidated financial condition or results of operations. The federal audit of the years 2012 and 2013 began in March 2015 and is expected to be completed in 2016.

Management believes that adequate provision has been made in the financial statements for any potential assessments that may result from tax examinations and other tax-related matters for all open tax years.

The Company's unrecognized tax benefits are settled with the parent consistent with the terms of a tax sharing agreement. The Company's effective tax rate for the year ended December 31, 2015 reflects a $36 net reduction in the provision for income taxes from intercompany tax settlements.

A reconciliation of the tax provision at the U.S. Federal statutory rate to the provision for income taxes is as follows:

                                                                      FOR THE YEARS ENDED DECEMBER 31,
                                                             --------------------------------------------------
                                                                  2015              2014              2013
                                                             ---------------   ---------------   --------------
Tax provision at the U.S. federal statutory rate             $           186   $           301   $          196
Dividends received deduction ("DRD")                                    (152)             (109)            (135)
Foreign related investments                                               (3)               (8)              (7)
Other                                                                     (1)               --               (5)
                                                             ---------------   ---------------   --------------
  PROVISION FOR INCOME TAXES                                 $            30               184   $           49
                                                             ---------------   ---------------   --------------

The separate account DRD is estimated for the current year using information from the most recent return, adjusted for current year equity market performance and other appropriate factors, including estimated levels of corporate dividend payments and level of policy owner equity account balances. The actual current year DRD can vary from estimates based on, but not limited to, changes in eligible dividends received in the mutual funds, amounts of distributions from these mutual funds, amounts of short-term capital gains at the mutual fund level and the Company's taxable income before the DRD.

                HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

9. COMMITMENTS AND CONTINGENCIES

CONTINGENCIES RELATING TO CORPORATE LITIGATION AND REGULATORY MATTERS

Management evaluates each contingent matter separately. A loss is recorded if probable and reasonably estimable. Management establishes reserves for these contingencies at its "best estimate," or, if no one number within the range of possible losses is more probable than any other, the Company records an estimated liability at the low end of the range of losses.

LITIGATION

The Company is involved in claims litigation arising in the ordinary course of business with respect to life, disability and accidental death and dismemberment insurance policies and with respect to annuity contracts. The Company accounts for such activity through the establishment of reserves for future policy benefits and unpaid loss and loss adjustment expense reserves. Management expects that the ultimate liability, if any, with respect to such ordinary-course claims litigation, after consideration of provisions made for potential losses and costs of defense, will not be material to the consolidated financial condition, results of operations or cash flows of the Company.

The Company is also involved in other kinds of legal actions, some of which assert claims for substantial amounts. Such actions have alleged, for example, bad faith in the handling of insurance claims and improper sales practices in connection with the sale of insurance and investment products. Some of these actions also seek punitive damages. Management expects that the ultimate liability, if any, with respect to such lawsuits, after consideration of provisions made for estimated losses, will not be material to the consolidated financial condition of the Company. Nonetheless, given the large or indeterminate amounts sought in certain of these actions, and the inherent unpredictability of litigation, it is possible that an adverse outcome in certain matters could, from time to time, have a material adverse effect on the Company's consolidated results of operations or cash flows in particular quarterly or annual periods.

LEASE COMMITMENTS

The rent paid to Hartford Fire Insurance Company ("Hartford Fire") for operating leases was $9, $7 and $2 for the years ended December 31, 2015, 2014 and 2013, respectively. Future minimum lease commitments as of December 31, 2015 are immaterial.

UNFUNDED COMMITMENTS

As of December 31, 2015, the Company has outstanding commitments totaling $378, of which $299 is committed to fund limited partnership and other alternative investments, which may be called by the partnership during the commitment period to fund the purchase of new investments and partnership expenses. Additionally, $76 of the outstanding commitments are related to various funding obligations associated with private placement securities. The remaining outstanding commitments of $3 relate to mortgage loans the Company is expecting to fund in the first half of 2016.

GUARANTY FUND AND OTHER INSURANCE-RELATED ASSESSMENTS

In all states, insurers licensed to transact certain classes of insurance are required to become members of a guaranty fund. In most states, in the event of the insolvency of an insurer writing any such class of insurance in the state, members of the funds are assessed to pay certain claims of the insolvent insurer. A particular state's fund assesses its members based on their respective written premiums in the state for the classes of insurance in which the insolvent insurer was engaged. Assessments are generally limited for any year to one or two percent of premiums written per year depending on the state.

Liabilities for guaranty funds and other insurance-related assessments are accrued when an assessment is probable, when it can be reasonably estimated, and when the event obligating the Company to pay an imposed or probable assessment has occurred. Liabilities for guaranty funds and other insurance-related assessments are not discounted and are included as part of other liabilities in the Consolidated Balance Sheets. As of December 31, 2015 and 2014, the liability balance was $15. As of December 31, 2015 and 2014, $27 related to premium tax offsets was included in other assets.

                HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

9. COMMITMENTS AND CONTINGENCIES (CONTINUED)

DERIVATIVE COMMITMENTS

Certain of the Company's derivative agreements contain provisions that are tied to the financial strength ratings, as set by nationally recognized statistical agencies, of the individual legal entity that entered into the derivative agreement. If the legal entity's financial strength were to fall below certain ratings, the counterparties to the derivative agreements could demand immediate and ongoing full collateralization and in certain instances demand immediate settlement of all outstanding derivative positions traded under each impacted bilateral agreement. The settlement amount is determined by netting the derivative positions transacted under each agreement. If the termination rights were to be exercised by the counterparties, it could impact the legal entity's ability to conduct hedging activities by increasing the associated costs and decreasing the willingness of counterparties to transact with the legal entity. The aggregate fair value of all derivative instruments with credit-risk-related contingent features that are in a net liability position as of December 31, 2015, was $870. Of this $870 the legal entities have posted collateral of $998 in the normal course of business. In addition, the Company has posted collateral of $34 associated with a customized GMWB derivative. Based on derivative market values as of December 31, 2015, a downgrade of one or two levels below the current financial strength ratings by either Moody's or S&P would not require additional assets to be posted as collateral. These collateral amounts could change as derivative market values change, as a result of changes in our hedging activities or to the extent changes in contractual terms are negotiated. The nature of the collateral that we would post, if required, would be primarily in the form of U.S. Treasury bills, U.S. Treasury notes and government agency securities.

                HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

10. TRANSACTIONS WITH AFFILIATES

PARENT COMPANY TRANSACTIONS

Transactions of the Company with Hartford Fire, Hartford Holdings Inc. ("HHI") and its affiliates relate principally to tax settlements, reinsurance, insurance coverage, rental and service fees, payment of dividends and capital contributions. In addition, an affiliated entity purchased annuity contracts from the Company to fund structured settlement periodic payment obligations as part of claims settlements with The Hartford's property and casualty subsidiaries and self-insured entities. As of December 31, 2015 and 2014, the Company had $53 and $54, respectively, of reserves for claim annuities purchased by affiliated entities. For the years ended December 31, 2015, 2014 and 2013, the Company recorded earned premiums of $3, $3, and $8 for these intercompany claim annuities. Reserves for annuities issued by the Company to The Hartford's property and casualty subsidiaries to fund structured settlement payments where the claimant has not released The Hartford's property and casualty subsidiaries of their primary obligation totaled $746 and $776 as of December 31, 2015 and 2014, respectively.

Substantially all general insurance expenses related to the Company, including rent and employee benefit plan expenses are initially paid by The Hartford. Expenses are allocated to the Company using specific identification if available, or other applicable methods that would include a blend of revenue, expense and capital.

The Company has issued a guarantee to retirees and vested terminated employees ("Retirees") of The Hartford Retirement Plan for Employees ("the Plan") who retired or terminated prior to January 1, 2004. The Plan is sponsored by The Hartford. The guarantee is an irrevocable commitment to pay all accrued benefits which the Retiree or the Retiree's designated beneficiary is entitled to receive under the Plan in the event the Plan assets are insufficient to fund those benefits and The Hartford is unable to provide sufficient assets to fund those benefits. The Company believes that the likelihood that payments will be required under this guarantee is remote.

In 1990, Hartford Fire guaranteed the obligations of the Company with respect to life, accident and health insurance and annuity contracts issued after January 1, 1990. The guarantee was issued to provide an increased level of security to potential purchasers of the Company's products. Although the guarantee was terminated in 1997, it still covers policies that were issued from 1990 to 1997. As of December 31, 2015 and 2014, no recoverables have been recorded for this guarantee, as the Company was able to meet these policyholder obligations.

REINSURANCE ASSUMED FROM AFFILIATES

The Company and HLAI formerly reinsured certain fixed annuity products and variable annuity product GMDB, GMIB, GMWB and GMAB riders from HLIKK, a former Japanese affiliate that was sold on June 30, 2014 to ORIX Life Insurance Corporation. As of December 31, 2013, $2.6 billion of fixed annuity account value had been assumed by the Company and HLAI.

Concurrent with the sale of HLIKK in 2014, HLIKK recaptured certain risks that had been reinsured to the Company and HLAI by terminating or modifying intercompany agreements. This recapture resulted in the Company and HLAI transferring approximately $1.6 billion of assets supporting the recaptured reserves. The Company recognized a loss on this recapture of $213. Upon closing, HLIKK is responsible for all liabilities of the recaptured business.

HLAI continues to provide reinsurance for yen denominated fixed payout annuities approximating $619 and $763 as of December 31, 2015 and 2014, respectively.

REINSURANCE CEDED TO AFFILIATES

The Company also maintains a reinsurance agreement with HLA, whereby the Company cedes both group life and group accident and health risk. Under this treaty, the Company ceded group life premium of $64, $85, and $71 for the years ended December 31, 2015, 2014, and 2013, respectively. The Company ceded accident and health premiums to HLA of $129, 365, and $152 for the years ended December 31, 2015, 2014, and 2013, respectively.

Effective April 1, 2014, HLAI, terminated its modco and coinsurance with funds withheld reinsurance agreement with WRR, following receipt of approval from the CTDOI and Vermont Department of Financial Regulation. As a result, the Company reclassified $310 in aggregate reserves for annuity contracts from funds withheld within Other liabilities to Other policyholder funds and benefits payable. The Company recognized a gain of $213 in the year ended December 31, 2014 resulting from the termination of derivatives associated with the reinsurance transaction. On April 30, 2014, The Hartford dissolved WRR which resulted in WRR paying off a $655 surplus note and returning $367 in capital to The Hartford, all of which was contributed as capital to HLAI to support the recaptured risks.

                HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

10. TRANSACTIONS WITH AFFILIATES (CONTINUED)

The impact of the modco and coinsurance with funds withheld reinsurance agreement with WRR on the Company's Consolidated Statements of Operations prior to termination in 2014 was as follows:

                                                                  FOR THE YEARS ENDED DECEMBER 31,
                                                              ----------------------------------------
                                                                     2014                  2013
                                                              -------------------   ------------------
Earned premiums                                               $                (5)  $              (31)
Net realized losses [1]                                                      (103)              (1,665)
                                                              -------------------   ------------------
   TOTAL REVENUES                                                            (108)              (1,696)
Benefits, losses and loss adjustment expenses                                  (1)                  (8)
Insurance operating costs and other expenses                                   (4)              (1,158)
                                                              -------------------   ------------------
   TOTAL EXPENSES                                                              (5)              (1,166)
LOSS BEFORE INCOME TAXES                                                     (103)                (530)
Income tax benefit                                                            (36)                (185)
                                                              -------------------   ------------------
   NET LOSS                                                   $               (67)  $             (345)
                                                              -------------------   ------------------

----------
[1] AMOUNTS REPRESENT THE CHANGE IN VALUATION OF THE DERIVATIVE ASSOCIATED WITH
    THIS TRANSACTION.

CHAMPLAIN LIFE REINSURANCE COMPANY

Effective November 1, 2007, HLAI entered into a modco and coinsurance with funds withheld agreement with Champlain Life Reinsurance Company ("Champlain Life"), an affiliate captive insurance company, to provide statutory surplus relief for certain life insurance policies. The agreement was accounted for as a financing transaction in accordance with U.S. GAAP. Simultaneous with the sale of the Individual Life business to Prudential, HLAI recaptured the business assumed by Champlain Life. As a result, on January 2, 2013, HLAI was relieved of its funds withheld obligation to Champlain Life of $691; HLAI paid a recapture fee of $347 to Champlain Life; and, HLAI recognized a pre-tax gain of $344 ($224 after-tax). HLAI simultaneously ceded the recaptured reserves to Prudential and recognized the gain on recapture as part of the reinsurance loss on disposition.

                HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

11. STATUTORY RESULTS

The domestic insurance subsidiaries of the Company prepare their statutory financial statements in conformity with statutory accounting practices prescribed or permitted by the applicable state insurance department which vary materially from U.S. GAAP. Prescribed statutory accounting practices include publications of the National Association of Insurance Commissioners ("NAIC"), as well as state laws, regulations and general administrative rules. The differences between statutory financial statements and financial statements prepared in accordance with U.S. GAAP vary between domestic and foreign jurisdictions. The principal differences are that statutory financial statements do not reflect deferred policy acquisition costs and limit deferred income taxes, predominately use interest rate and mortality assumptions prescribed by the NAIC for life benefit reserves, generally carry bonds at amortized cost and present reinsurance assets and liabilities net of reinsurance. For reporting purposes, statutory capital and surplus is referred to collectively as "statutory capital".

Statutory net income and statutory capital are as follows:

                                                            FOR THE YEARS ENDED DECEMBER 31,
                                                   --------------------------------------------------
                                                        2015              2014              2013
                                                   ---------------   ---------------   --------------
Combined statutory net income                      $           371   $           132   $        1,290
Statutory capital                                  $         4,939   $         5,564   $        5,005

Statutory accounting practices do not consolidate the net income (loss) of subsidiaries as performed under U.S. GAAP. The combined statutory net income above represents the total statutory net income of the Company, and its other insurance subsidiaries.

REGULATORY CAPITAL REQUIREMENTS

The Company's U.S. insurance companies' states of domicile impose risk-based capital ("RBC") requirements. The requirements provide a means of measuring the minimum amount of statutory capital appropriate for an insurance company to support its overall business operations based on its size and risk profile. Regulatory compliance is determined by a ratio of a company's total adjusted capital ("TAC") to its authorized control level RBC ("ACL RBC"). Companies below specific trigger points or ratios are classified within certain levels, each of which requires specified corrective action. The minimum level of TAC before corrective action commences ("Company Action Level") is two times the ACL RBC. The adequacy of a company's capital is determined by the ratio of a company's TAC to its Company Action Level, known as the "RBC ratio". The Company and all of its operating insurance subsidiaries had RBC ratios in excess of the minimum levels required by the applicable insurance regulations. The RBC ratios for the Company and its principal life insurance operating subsidiaries were all in excess of 400% of their Company Action Levels as of December 31, 2015 and 2014. The reporting of RBC ratios is not intended for the purpose of ranking any company, or for use in connection with any marketing, advertising of promotional activities.

DIVIDENDS AND CAPITAL CONTRIBUTIONS

Dividends to the Company from its insurance subsidiaries are restricted, as is the ability of the Company to pay dividends to its parent company. Future dividend decisions will be based on, and affected by, a number of factors, including the operating results and financial requirements of the Company on a stand-alone basis and the impact of regulatory restrictions.

The payment of dividends by Connecticut-domiciled insurers is limited under the insurance holding company laws of Connecticut. These laws require notice to and approval by the state insurance commissioner for the declaration or payment of any dividend, which, together with other dividends or distributions made within the preceding twelve months, exceeds the greater of (i) 10% of the insurer's policyholder surplus as of December 31 of the preceding year or (ii) net income (or net gain from operations) for the twelve-month period ending on the thirty-first day of December last preceding, in each case determined under statutory insurance accounting principles. In addition, if any dividend of a Connecticut-domiciled insurer exceeds the insurer's earned surplus, it requires the prior approval of the CTDOI. The insurance holding company laws of the other jurisdictions in which the Company's insurance subsidiaries are incorporated (or deemed commercially domiciled) generally contain similar (although in certain instances somewhat more restrictive) limitations on the payment of dividends.

In 2015 the Company paid dividends of approximately $1.0 billion to its parent, based on the approval of the CTDOI.

The Company's subsidiaries are permitted to pay up to a maximum of approximately $415 in dividends without prior approval from the applicable insurance commissioner. On January 29, 2016, Hartford Life and Annuity paid an extraordinary dividend of $500 to the Company which was subsequently paid as an extraordinary dividend to HLI. As a result of this dividend, the Company has no ordinary dividend capacity remaining for the year.

The Company anticipates paying an additional $250 of extraordinary dividends to its parent during 2016, subject to regulatory approval.

                HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

11. STATUTORY RESULTS (CONTINUED)

YEAR ENDED DECEMBER 31, 2014

On January 30, 2014, The Company received approval from the CTDOI for HLAI and HLIC to dividend approximately $800 of cash and invested assets to HLA and this dividend was paid on February 27, 2014. All of the issued and outstanding equity of the Company was then distributed from HLA to Hartford Life, Inc ("HLI"). On April 30, 2014, The Hartford contributed capital of approximately $1.0 billion to HLAI in connection with the dissolution of WRR. For further discussion of transactions with WRR, see Note 10 - Transactions with Affiliates. On July 8, 2014, The Hartford received approval from the CTDOI for HLAI to dividend approximately $500 to HLIC. This dividend was paid on July 15, 2014 and then distributed to HLI.

                HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

12. DISCONTINUED OPERATIONS AND BUSINESS DISPOSITIONS

DISCONTINUED OPERATIONS

SALE OF HARTFORD LIFE INTERNATIONAL LIMITED ("HLIL")

On December 12, 2013, the Company completed the sale of all of the issued and outstanding equity of HLIL, an indirect wholly-owned subsidiary of the Company, in a cash transaction to Columbia Insurance Company, a Berkshire Hathaway company, for approximately $285. At closing, HLIL's sole asset was its subsidiary, Hartford Life Limited ("HLL"), a Dublin-based company that sold variable annuities in the U.K. from 2005 to 2009. The sale transaction resulted in an after-tax loss of $51 upon disposition in the year ended December 31, 2013. The operations of the Company's U.K. variable annuity business meet the criteria for reporting as discontinued operations.

The results of operations reflected as discontinued operations in the Consolidated Statements of Operations, consisting of amounts related to HLIL, is as follows:

                                                                                           FOR THE YEAR ENDED DECEMBER 31,
                                                                                           -------------------------------
                                                                                                        2013
                                                                                           -------------------------------
REVENUES
Earned Premiums                                                                            $                           (23)
Fee income and other                                                                                                    14
Net investment income
   Securities available-for-sale and other                                                                              (3)
   Equity securities, trading                                                                                          139
                                                                                           -------------------------------
Total net investment income                                                                                            136
Net realized capital gains (losses)                                                                                    (14)
                                                                                           -------------------------------
     TOTAL REVENUES                                                                                                    113
BENEFITS, LOSSES AND EXPENSES
Benefits, losses and loss adjustment expenses                                                                            2
Benefits, losses and loss adjustment expenses - returns credited on
   international variable annuity                                                                                      139
Amortization of DAC                                                                                                     --
Insurance operating costs and other expenses                                                                           (33)
                                                                                           -------------------------------
     TOTAL BENEFITS, LOSSES AND EXPENSES                                                                               108
     INCOME BEFORE INCOME TAXES                                                                                          5
Income tax benefit                                                                                                      (5)
                                                                                           -------------------------------
     INCOME FROM OPERATIONS OF DISCONTINUED OPERATIONS, NET OF TAX                                                      10
Net realized capital losses on disposal, net of tax                                                                    (51)
                                                                                           -------------------------------
     INCOME (LOSS) FROM DISCONTINUED OPERATIONS, NET OF TAX                                $                           (41)
                                                                                           -------------------------------

                HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

12. DISCONTINUED OPERATIONS AND BUSINESS DISPOSITIONS (CONTINUED)

BUSINESS DISPOSITIONS

SALE OF RETIREMENT PLANS

On January 1, 2013, HLI completed the sale of its Retirement Plans business to MassMutual for a ceding commission of $355. The business sold included products and services to corporations pursuant to Section 401(k) of the Internal Revenue Code of 1986, as amended (the "Code"), and products and services to municipalities and not-for-profit organizations under Sections 457 and 403(b) of the Code, collectively referred to as government plans. The sale was structured as a reinsurance transaction and resulted in an after-tax gain of $45 for the year ended December 31, 2013. The Company recognized $565 in reinsurance loss on disposition including a reduction in goodwill of $87, offset by $634 in realized capital gains for a $69 impact to income, pre-tax.

Upon closing, the Company reinsured $9.2 billion of policyholder liabilities and $26.3 billion of separate account liabilities under an indemnity reinsurance arrangement. The reinsurance transaction does not extinguish the Company's primary liability on the insurance policies issued under the Retirement Plans business. The Company also transferred invested assets with a carrying value of $9.3 billion, net of the ceding commission, to MassMutual and recognized other non-cash decreases in assets totaling $100 relating to deferred acquisition costs, deferred income taxes, goodwill, and other assets associated with the disposition. The Company continued to sell retirement plans during the transition period which ended on June 30, 2014. MassMutual has assumed all expenses and risks for these sales through the reinsurance agreement.

SALE OF INDIVIDUAL LIFE

On January 2, 2013 HLI completed the sale of its Individual Life insurance business to Prudential for consideration of $615, consisting primarily of a ceding commission, of which $590 is attributable to the Company. The business sold included variable universal life, universal life, and term life insurance. The sale was structured as a reinsurance transaction and resulted in a loss on business disposition in 2013 consisting of a reinsurance loss partially offset by realized capital gains and a goodwill impairment loss of $61, pre-tax, in 2012.

Upon closing the Company recognized an additional reinsurance loss on disposition of $927, including a reduction in goodwill of $163 offset by realized capital gains of $927 for a $0 impact on income, pre-tax. In addition, the Company reinsured $8.3 billion of policyholder liabilities and $5.3 billion of separate account liabilities under indemnity reinsurance arrangements. The reinsurance transaction does not extinguish the Company's primary liability under the Individual Life business. The Company also transferred invested assets with a carrying value of $7.6 billion, exclusive of $1.4 billion assets supporting the modified coinsurance agreement, net of cash transferred in place of short-term investments, to Prudential and recognized other non-cash decreases in assets totaling $1.8 billion relating to deferred acquisition costs, deferred income taxes, goodwill and other assets, and other non-cash decreases in liabilities totaling $1.9 billion relating to other liabilities associated with the disposition. The Company continued to sell life insurance products and riders during the transition period which ended on June 30, 2014. Prudential has assumed all expenses and risk for these sales through the reinsurance agreement.

COMPOSITION OF INVESTED ASSETS TRANSFERRED

The following table summarizes invested assets transferred by the Company in 2013 in connection with the sale of the Retirement Plans and Individual Life businesses.

                                                                                   CARRYING VALUE
                                                                              AS OF DECEMBER 31, 2012
                                                                              ------------------------
Fixed maturities, at fair value (amortized cost of $13,596) [1]               $                 15,015
Equity securities, AFS, at fair value (cost of $27) [2]                                             28
Fixed maturities, at fair value using the FVO [3]                                                   16
Mortgage loans (net of allowances for loan losses of $1)                                         1,288
Policy loans, at outstanding balance                                                               542
                                                                              ------------------------
   TOTAL INVESTED ASSETS TRANSFERRED                                          $                 16,889
                                                                              ------------------------

----------
[1] INCLUDES $14.4 BILLION AND $657 OF SECURITIES IN LEVEL 2 AND 3 OF THE FAIR
    VALUE HIERARCHY, RESPECTIVELY.
[2] ALL EQUITY SECURITIES TRANSFERRED ARE INCLUDED IN LEVEL 2 OF THE FAIR VALUE
    HIERARCHY.
[3] ALL FVO SECURITIES TRANSFERRED ARE INCLUDED IN LEVEL 3 OF THE FAIR VALUE
    HIERARCHY.

                HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

13. RESTRUCTURING AND OTHER COSTS

The Company has completed the restructuring activities initiated in 2011 and 2012. Termination benefits related to workforce reductions and lease and other contract terminations have been accrued through December 31, 2015. For related discussion of the Company's business disposition transactions, see Note 12 - Discontinued Operations and Business Dispositions of Notes to Consolidated Financial Statements.

The Company has completed substantially all of its restructuring activities related to consolidation of its real estate operations initiated in 2013 consistent with the Company's strategic business realignment.

Restructuring and other costs, pre-tax incurred by the Company in connection with these activities were as follows:

                                                                 FOR THE YEARS ENDED DECEMBER 31,
                                                        --------------------------------------------------
                                                             2015              2014              2013
                                                        ---------------   ---------------   --------------
Severance benefits and related costs                    $             1   $             8   $            7
Professional fees                                                    --                --               15
Asset impairment charges                                             --                 9                5
                                                        ---------------   ---------------   --------------
TOTAL RESTRUCTURING AND OTHER COSTS                     $             1   $            17   $           27
                                                        ---------------   ---------------   --------------

The tables below provide roll-forwards for accrued restructuring and other costs included in other liabilities in the Consolidated Balance Sheets.

                                                                   FOR THE YEAR ENDED DECEMBER 31, 2015
                                        ------------------------------------------------------------------------------------------
                                                                                                                      TOTAL
                                          SEVERANCE BENEFITS                              ASSET IMPAIRMENT      RESTRUCTURING AND
                                           AND RELATED COSTS       PROFESSIONAL FEES           CHARGES             OTHER COSTS
                                        -----------------------    ------------------    -------------------   -------------------
BALANCE, BEGINNING OF PERIOD            $                     4    $               --    $                --   $                 4
Accruals/provisions                                           1                    --                     --                     1
Payments/write-offs                                          (5)                   --                     --                    (5)
                                        -----------------------    ------------------    -------------------   -------------------
BALANCE, END OF PERIOD                  $                    --    $               --    $                --   $                --
                                        -----------------------    ------------------    -------------------   -------------------

                                                                   FOR THE YEAR ENDED DECEMBER 31, 2014
                                        ------------------------------------------------------------------------------------------
                                                                                                                      TOTAL
                                          SEVERANCE BENEFITS                              ASSET IMPAIRMENT      RESTRUCTURING AND
                                           AND RELATED COSTS       PROFESSIONAL FEES           CHARGES             OTHER COSTS
                                        -----------------------    ------------------    -------------------   -------------------
BALANCE, BEGINNING OF PERIOD            $                     1    $               --    $                --   $                 1
Accruals/provisions                                           8                    --                      9                    17
Payments/write-offs                                          (5)                   --                     (9)                  (14)
                                        -----------------------    ------------------    -------------------   -------------------
BALANCE, END OF PERIOD                  $                     4    $               --    $                --   $                 4
                                        -----------------------    ------------------    -------------------   -------------------

                HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

14. CHANGES IN AND RECLASSIFICATIONS FROM ACCUMULATED OTHER COMPREHENSIVE INCOME

Changes in AOCI, net of tax, by component consist of the following:

For the year ended December 31, 2015

                                                                                   CHANGES IN
                                                      --------------------------------------------------------------------
                                                                          NET GAIN ON         FOREIGN
                                                      NET UNREALIZED       CASH FLOW         CURRENCY
                                                          GAIN ON           HEDGING         TRANSLATION         AOCI,
                                                        SECURITIES        INSTRUMENTS       ADJUSTMENTS       NET OF TAX
                                                      ---------------   ---------------   ---------------   --------------
Beginning balance                                     $         1,154   $            70   $            (3)  $        1,221
   OCI before reclassifications                                  (633)                2                --             (631)
   Amounts reclassified from AOCI                                  18               (15)               --                3
                                                      ---------------   ---------------   ---------------   --------------
     OCI, net of tax                                             (615)              (13)               --             (628)
                                                      ---------------   ---------------   ---------------   --------------
ENDING BALANCE                                        $           539   $            57   $            (3)  $          593
                                                      ---------------   ---------------   ---------------   --------------

For the year ended December 31, 2014

                                                                                   CHANGES IN
                                                      --------------------------------------------------------------------
                                                                          NET GAIN ON         FOREIGN
                                                      NET UNREALIZED       CASH FLOW         CURRENCY
                                                          GAIN ON           HEDGING         TRANSLATION         AOCI,
                                                        SECURITIES        INSTRUMENTS       ADJUSTMENTS       NET OF TAX
                                                      ---------------   ---------------   ---------------   --------------
Beginning balance                                     $           495   $            79   $            --   $          574
   OCI before reclassifications                                   660                14                (3)             671
   Amounts reclassified from AOCI                                  (1)              (23)               --              (24)
                                                      ---------------   ---------------   ---------------   --------------
     OCI, net of tax                                              659                (9)               (3)             647
                                                      ---------------   ---------------   ---------------   --------------
ENDING BALANCE                                        $         1,154   $            70   $            (3)  $        1,221
                                                      ---------------   ---------------   ---------------   --------------

For the year ended December 31, 2013

                                                                                   CHANGES IN
                                                      --------------------------------------------------------------------
                                                                          NET GAIN ON         FOREIGN
                                                      NET UNREALIZED       CASH FLOW         CURRENCY
                                                          GAIN ON           HEDGING         TRANSLATION         AOCI,
                                                        SECURITIES        INSTRUMENTS       ADJUSTMENTS       NET OF TAX
                                                      ---------------   ---------------   ---------------   --------------
Beginning balance                                     $         1,752   $           258   $           (23)  $        1,987
   OCI before reclassifications                                  (352)              (94)               23             (423)
   Amounts reclassified from AOCI                                (905)              (85)               --             (990)
                                                      ---------------   ---------------   ---------------   --------------
     OCI, net of tax                                           (1,257)             (179)               23           (1,413)
                                                      ---------------   ---------------   ---------------   --------------
ENDING BALANCE                                        $           495   $            79   $            --   $          574
                                                      ---------------   ---------------   ---------------   --------------

                HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

14. CHANGES IN AND RECLASSIFICATIONS FROM ACCUMULATED OTHER COMPREHENSIVE INCOME (CONTINUED)

Reclassifications from AOCI consist of the following:

                                                       AMOUNT RECLASSIFIED FROM AOCI
                                             ------------------------------------------------
                                              FOR THE YEAR     FOR THE YEAR     FOR THE YEAR
                                                  ENDED            ENDED            ENDED
                                              DECEMBER 31,     DECEMBER 31,     DECEMBER 31,        AFFECTED LINE ITEM IN THE
AOCI                                              2015             2014             2013       CONSOLIDATED STATEMENT OF OPERATIONS
-------------------------------------------  --------------   --------------   --------------  ------------------------------------
NET UNREALIZED GAIN ON SECURITIES
Available-for-sale securities [1]            $          (27)  $            1   $        1,392  Net realized capital gains (losses)
                                             --------------   --------------   --------------
                                                        (27)               1            1,392  TOTAL BEFORE TAX
                                                         (9)              --              487  Income tax expense
                                             --------------   --------------   --------------
                                             $          (18)  $            1   $          905  NET INCOME
                                             --------------   --------------   --------------
NET GAINS ON CASH-FLOW HEDGING INSTRUMENTS
Interest rate swaps [2]                      $           (1)  $           (1)  $           70  Net realized capital gains (losses)
Interest rate swaps                                      33               50               57  Net investment income
Foreign currency swaps                                   (9)             (13)               4  Net realized capital gains (losses)
                                             --------------   --------------   --------------
                                                         23               36              131  TOTAL BEFORE TAX
                                                          8               13               46  Income tax expense
                                             --------------   --------------   --------------
                                             $           15   $           23   $           85  NET INCOME
                                             --------------   --------------   --------------
TOTAL AMOUNTS RECLASSIFIED FROM AOCI         $           (3)  $           24   $          990  NET INCOME
                                             --------------   --------------   --------------

----------
[1] THE DECEMBER 31, 2013 AMOUNTS INCLUDES $1.5 BILLION OF NET UNREALIZED GAINS ON SECURITIES RELATING TO THE SALES OF THE RETIREMENT PLANS AND INDIVIDUAL LIFE BUSINESSES.
[2] THE DECEMBER 31, 2013 AMOUNTS INCLUDES $71 OF NET GAINS ON CASH FLOW HEDGING INSTRUMENTS RELATING TO THE SALES OF THE RETIREMENT PLANS AND INDIVIDUAL LIFE BUSINESSES.

15. QUARTERLY RESULTS (UNAUDITED)

                                                                                 THREE MONTHS ENDED
                                              ----------------------------------------------------------------------------------
                                                    MARCH 31,            JUNE 30,          SEPTEMBER 30,        DECEMBER 31,
                                              -------------------  -------------------  -------------------  -------------------
                                                2015      2014       2015      2014       2015      2014       2015      2014
                                              --------  ---------  --------  ---------  --------  ---------  --------  ---------
Total revenues                                $    668  $     495  $    702  $   1,396  $    630  $     789  $    499  $     682
Total benefits, losses and expenses                483        451       461        826       500        699       525        525
Net income                                         145         57       230        399       118         91         7        130
Less: Net income (loss) attributable to the
   noncontrolling interest                          --          1        --         (1)        1          3        (1)        (2)
Net income attributable to Hartford Life
   Insurance Company                          $    145  $      56  $    230  $     400  $    117  $      88  $      8  $     132
                                              --------  ---------  --------  ---------  --------  ---------  --------  ---------

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


  THE CONTRACT OWNERS OF
  HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT TWELVE
  AND THE AGENT FOR SERVICE
--------------------------------------------------------------------------------


We have audited the accompanying statements of assets and liabilities of each of the individual Sub-Accounts disclosed in Note 1 which comprise the Hartford Life Insurance Company Separate Account Twelve (the "Account") as of December 31, 2014, and the related statements of operations and changes in net assets for each of the periods presented in the three years then ended, and the financial highlights in Note 6 for each of the periods presented in the five years then ended. These financial statements and financial highlights are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of December 31, 2014, by correspondence with the fund managers; where replies were not received from the fund managers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the individual Sub-Accounts disclosed in Note 1 constituting the Hartford Life Insurance Company Separate Account Twelve as of December 31, 2014, the results of their operations and the changes in their net assets for each of the periods presented in the three years then ended, and the financial highlights in Note 6 for each of the periods presented in the five years then ended, in conformity with accounting principles generally accepted in the United States of America.


/s/ Deloitte & Touche LLP
Hartford, Connecticut
April 28, 2015



--------------------------------------------------------------------------------
                                    SA-1

SEPARATE ACCOUNT TWELVE


  HARTFORD LIFE INSURANCE COMPANY
  STATEMENTS OF ASSETS AND LIABILITIES
  DECEMBER 31, 2014
--------------------------------------------------------------------------------


                                         ALLIANCEBERNSTEIN    AMERICAN FUNDS
                                           INTERNATIONAL      THE GROWTH FUND      LIFEPATH 2020       LIFEPATH 2030
                                            VALUE FUND         OF AMERICA(R)       PORTFOLIO(R)        PORTFOLIO(R)
                                            SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT
                                        ------------------  ------------------  ------------------  ------------------
ASSETS:
   Investments:
     Number of shares.................               2,862                 456              10,886               7,488
                                        ==================  ==================  ==================  ==================
     Cost.............................  $           37,753  $           17,387  $          177,435  $          119,467
                                        ==================  ==================  ==================  ==================
     Market Value.....................  $           34,750  $           19,177  $          159,051  $          106,930
   Due from Sponsor Company...........                  --                  --                  --                  --
   Receivable from fund shares sold...                  79                  26                 384                 528
   Other assets.......................                  --                  --                   1                   1
                                        ------------------  ------------------  ------------------  ------------------
   Total assets.......................              34,829              19,203             159,436             107,459
                                        ------------------  ------------------  ------------------  ------------------

LIABILITIES:
   Due to Sponsor.....................                  80                  35                 388                 528
   Payable for fund shares purchased..                  --                  --                  --                  --
   Other liabilities..................                   1                  --                  --                  --
                                        ------------------  ------------------  ------------------  ------------------
   Total liabilities..................                  81                  35                 388                 528
                                        ------------------  ------------------  ------------------  ------------------

NET ASSETS:
   For contract liabilities...........  $           34,748  $           19,168  $          159,048  $          106,931
                                        ==================  ==================  ==================  ==================

DEFERRED CONTRACTS IN THE ACCUMULATION PERIOD:
   Units owned by participants #......               4,551               1,149              11,623               7,884
   Minimum unit fair value #*.........  $          7.62053  $         16.68469  $         13.68408  $         13.54578
   Maximum unit fair value #*.........  $         12.14000  $         16.68469  $         13.68408  $         14.28000
   Contract liablility................  $           34,748  $           19,168  $          159,048  $          106,931

                                                                LIFEPATH(R)                            GOLDMAN SACHS
                                           LIFEPATH 2040        RETIREMENT        CALVERT EQUITY          MID CAP
                                           PORTFOLIO(R)          PORTFOLIO           PORTFOLIO          VALUE FUND
                                            SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT
                                        ------------------  ------------------  ------------------  ------------------
ASSETS:
   Investments:
     Number of shares.................               7,158              42,764                 720               2,229
                                        ==================  ==================  ==================  ==================
     Cost.............................  $          136,752  $          450,653  $           27,144  $           95,304
                                        ==================  ==================  ==================  ==================
     Market Value.....................  $          123,267  $          427,215  $           34,875  $           91,943
   Due from Sponsor Company...........                  --                  --                 119                  --
   Receivable from fund shares sold...                 887                  69                  --                 116
   Other assets.......................                  --                   2                  --                   1
                                        ------------------  ------------------  ------------------  ------------------
   Total assets.......................             124,154             427,286              34,994              92,060
                                        ------------------  ------------------  ------------------  ------------------

LIABILITIES:
   Due to Sponsor.....................                 890                  75                  --                 118
   Payable for fund shares purchased..                  --                  --                 120                  --
   Other liabilities..................                   1                  --                   1                  --
                                        ------------------  ------------------  ------------------  ------------------
   Total liabilities..................                 891                  75                 121                 118
                                        ------------------  ------------------  ------------------  ------------------

NET ASSETS:
   For contract liabilities...........  $          123,263  $          427,211  $           34,873  $           91,942
                                        ==================  ==================  ==================  ==================

DEFERRED CONTRACTS IN THE ACCUMULATION PERIOD:
   Units owned by participants #......               9,142              42,452               1,874               3,976
   Minimum unit fair value #*.........  $         13.37241  $          9.99000  $         18.30624  $         18.46636
   Maximum unit fair value #*.........  $         17.22000  $         14.35969  $         48.41000  $         41.25000
   Contract liablility................  $          123,263  $          427,211  $           34,873  $           91,942

                                           THE HARTFORD        THE HARTFORD
                                           DIVIDEND AND        INTERNATIONAL
                                            GROWTH FUND     OPPORTUNITIES FUND
                                            SUB-ACCOUNT         SUB-ACCOUNT
                                        ------------------  -------------------
ASSETS:
   Investments:
     Number of shares.................              50,900                3,662
                                        ==================  ===================
     Cost.............................  $        1,064,256  $            60,902
                                        ==================  ===================
     Market Value.....................  $        1,283,191  $            53,312
   Due from Sponsor Company...........                  --                  285
   Receivable from fund shares sold...                 648                   --
   Other assets.......................                   1                    1
                                        ------------------  -------------------
   Total assets.......................           1,283,840               53,598
                                        ------------------  -------------------

LIABILITIES:
   Due to Sponsor.....................                 648                   --
   Payable for fund shares purchased..                  --                  294
   Other liabilities..................                  --                   --
                                        ------------------  -------------------
   Total liabilities..................                 648                  294
                                        ------------------  -------------------

NET ASSETS:
   For contract liabilities...........  $        1,283,192  $            53,304
                                        ==================  ===================

DEFERRED CONTRACTS IN THE ACCUMULATION PERIOD:
   Units owned by participants #......              56,314                3,950
   Minimum unit fair value #*.........  $         22.75617  $          13.41743
   Maximum unit fair value #*.........  $         25.21000  $          14.56000
   Contract liablility................  $        1,283,192  $            53,304

#     Rounded units/unit fair values

* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                    SA-2

---------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    SA-3

SEPARATE ACCOUNT TWELVE


  HARTFORD LIFE INSURANCE COMPANY
  STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
  DECEMBER 31, 2014
--------------------------------------------------------------------------------


                                           THE HARTFORD        THE HARTFORD        THE HARTFORD        THE HARTFORD
                                               SMALL            HEALTHCARE            GROWTH              CAPITAL
                                           COMPANY FUND            FUND         OPPORTUNITIES FUND   APPRECIATION FUND
                                            SUB-ACCOUNT         SUB-ACCOUNT       SUB-ACCOUNT (1)       SUB-ACCOUNT
                                        ------------------  ------------------  ------------------  ------------------
ASSETS:
   Investments:
     Number of shares.................              24,936              17,165               2,142              22,112
                                        ==================  ==================  ==================  ==================
     Cost.............................  $          490,419  $          344,516  $           76,634  $          830,383
                                        ==================  ==================  ==================  ==================
     Market Value.....................  $          522,912  $          613,472  $           79,516  $          820,143
   Due from Sponsor Company...........                  --                  --                  --                  --
   Receivable from fund shares sold...                 246                 569                 137                 111
   Other assets.......................                   3                  --                  --                  --
                                        ------------------  ------------------  ------------------  ------------------
   Total assets.......................             523,161             614,041              79,653             820,254
                                        ------------------  ------------------  ------------------  ------------------

LIABILITIES:
   Due to Sponsor.....................                 246                 569                 145                 111
   Payable for fund shares purchased..                  --                  --                  --                  --
   Other liabilities..................                  --                  --                  --                   1
                                        ------------------  ------------------  ------------------  ------------------
   Total liabilities..................                 246                 569                 145                 112
                                        ------------------  ------------------  ------------------  ------------------

NET ASSETS:
   For contract liabilities...........  $          522,915  $          613,472  $           79,508  $          820,142
                                        ==================  ==================  ==================  ==================

DEFERRED CONTRACTS IN THE ACCUMULATION PERIOD:
   Units owned by participants #......              21,895              19,991               4,108              35,592
   Minimum unit fair value #*.........  $         20.97000  $         30.68701  $         18.18599  $         22.36739
   Maximum unit fair value #*.........  $         24.13123  $         30.68701  $         37.12000  $         37.09000
   Contract liablility................  $          522,915  $          613,472  $           79,508  $          820,142

                                                               THE HARTFORD          HARTFORD       HOTCHKIS AND WILEY
                                           THE HARTFORD          SMALLCAP          GLOBAL EQUITY         LARGE CAP
                                           BALANCED FUND        GROWTH FUND         INCOME FUND         VALUE FUND
                                            SUB-ACCOUNT         SUB-ACCOUNT       SUB-ACCOUNT (2)       SUB-ACCOUNT
                                        ------------------  ------------------  ------------------  ------------------
ASSETS:
   Investments:
     Number of shares.................              49,672               2,113               1,320                  74
                                        ==================  ==================  ==================  ==================
     Cost.............................  $          783,021  $           89,854  $           13,901  $            1,683
                                        ==================  ==================  ==================  ==================
     Market Value.....................  $        1,035,658  $          103,059  $           14,581  $            1,997
   Due from Sponsor Company...........                  --                  --                  --                  --
   Receivable from fund shares sold...               1,932                 115                  17                  14
   Other assets.......................                  --                   1                  --                   1
                                        ------------------  ------------------  ------------------  ------------------
   Total assets.......................           1,037,590             103,175              14,598               2,012
                                        ------------------  ------------------  ------------------  ------------------

LIABILITIES:
   Due to Sponsor.....................               1,932                 124                  27                  20
   Payable for fund shares purchased..                  --                  --                  --                  --
   Other liabilities..................                  --                  --                   1                  --
                                        ------------------  ------------------  ------------------  ------------------
   Total liabilities..................               1,932                 124                  28                  20
                                        ------------------  ------------------  ------------------  ------------------

NET ASSETS:
   For contract liabilities...........  $        1,035,658  $          103,051  $           14,570  $            1,992
                                        ==================  ==================  ==================  ==================

DEFERRED CONTRACTS IN THE ACCUMULATION PERIOD:
   Units owned by participants #......              57,277               5,470                 779                 104
   Minimum unit fair value #*.........  $         18.07161  $         18.23495  $         11.05000  $         19.07080
   Maximum unit fair value #*.........  $         20.85000  $         48.77000  $         24.19600  $         19.07080
   Contract liablility................  $        1,035,658  $          103,051  $           14,570  $            1,992

                                            LORD ABBETT            PIMCO
                                               VALUE               TOTAL
                                        OPPORTUNITIES FUND      RETURN FUND
                                            SUB-ACCOUNT         SUB-ACCOUNT
                                        ------------------  -------------------
ASSETS:
   Investments:
     Number of shares.................               1,132                9,649
                                        ==================  ===================
     Cost.............................  $           22,884  $           106,151
                                        ==================  ===================
     Market Value.....................  $           22,163  $           102,855
   Due from Sponsor Company...........                   8                   52
   Receivable from fund shares sold...                  --                   --
   Other assets.......................                  --                    2
                                        ------------------  -------------------
   Total assets.......................              22,171              102,909
                                        ------------------  -------------------

LIABILITIES:
   Due to Sponsor.....................                  --                   --
   Payable for fund shares purchased..                  12                   58
   Other liabilities..................                   1                   --
                                        ------------------  -------------------
   Total liabilities..................                  13                   58
                                        ------------------  -------------------

NET ASSETS:
   For contract liabilities...........  $           22,158  $           102,851
                                        ==================  ===================

DEFERRED CONTRACTS IN THE ACCUMULATION PERIOD:
   Units owned by participants #......               1,714                6,669
   Minimum unit fair value #*.........  $         12.00567  $          10.66000
   Maximum unit fair value #*.........  $         19.57000  $          16.16956
   Contract liablility................  $           22,158  $           102,851

#     Rounded units/unit fair values

* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value

(1) Effective April 7, 2014 Hartford Growth Fund merged with Hartford Growth Opportunities Fund.

(2) Effective May 30, 2014, the Hartford Global Equity Income Fund was renamed Hartford Global Equity Income Fund.



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                    SA-4

---------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    SA-5

SEPARATE ACCOUNT TWELVE


  HARTFORD LIFE INSURANCE COMPANY
  STATEMENTS OF ASSETS AND LIABILITIES -- (CONCLUDED)
  DECEMBER 31, 2014
--------------------------------------------------------------------------------


                                                                             VICTORY                                    INVESCO
                                                                           DIVERSIFIED            INVESCO             EQUITY AND
                                                                           STOCK FUND          COMSTOCK FUND          INCOME FUND
                                                                           SUB-ACCOUNT          SUB-ACCOUNT           SUB-ACCOUNT
                                                                      -------------------   -------------------  -------------------
ASSETS:
   Investments:
     Number of shares..............................................                 1,345                   450               14,266
                                                                      ===================   ===================  ===================
     Cost..........................................................    $           25,877   $             9,033   $          132,726
                                                                      ===================   ===================  ===================
     Market Value..................................................    $           27,755   $            11,480   $          147,796
   Due from Sponsor Company........................................                    --                    --                  250
   Receivable from fund shares sold................................                    37                    40                   --
   Other assets....................................................                    --                    --                    1
                                                                      -------------------   -------------------  -------------------
   Total assets....................................................                27,792                11,520              148,047
                                                                      -------------------   -------------------  -------------------

LIABILITIES:
   Due to Sponsor..................................................                    45                    45                   --
   Payable for fund shares purchased...............................                    --                    --                  251
   Other liabilities...............................................                     2                     2                   --
                                                                      -------------------   -------------------  -------------------
   Total liabilities...............................................                    47                    47                  251
                                                                      -------------------   -------------------  -------------------

NET ASSETS:
   For contract liabilities........................................    $           27,745   $            11,473   $          147,796
                                                                      ===================   ===================  ===================

DEFERRED CONTRACTS IN THE ACCUMULATION PERIOD:
   Units owned by participants #...................................                 1,624                   643                9,602
   Minimum unit fair value #*......................................    $         16.56019   $          17.13905   $         10.36000
   Maximum unit fair value #*......................................    $         20.64000   $          25.52000   $         17.10941
   Contract liablility.............................................    $           27,745   $            11,473   $          147,796

#     Rounded units/unit fair values

* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                    SA-6

---------------------------------------------------------------------------
[This page intentionally left blank]



--------------------------------------------------------------------------------
                                    SA-7

SEPARATE ACCOUNT TWELVE


  HARTFORD LIFE INSURANCE COMPANY
  STATEMENTS OF OPERATIONS
  FOR THE PERIOD ENDED DECEMBER 31, 2014
--------------------------------------------------------------------------------


                                                                          ALLIANCEBERNSTEIN     AMERICAN FUNDS
                                                                            INTERNATIONAL       THE GROWTH FUND
                                                                             VALUE FUND          OF AMERICA(R)
                                                                             SUB-ACCOUNT          SUB-ACCOUNT
                                                                         -------------------  -------------------
INVESTMENT INCOME:
   Dividends...........................................................   $           1,100    $               5
                                                                         -------------------  -------------------

EXPENSES:
   Administrative charges..............................................                (155)                 (88)
                                                                         -------------------  -------------------
     Total Expenses....................................................                (155)                 (88)
                                                                         -------------------  -------------------
     Net Investment income (loss)......................................                 945                  (83)
                                                                         -------------------  -------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................                   5                   23
   Net realized gain distributions.....................................                  --                1,687
   Change in unrealized appreciation (depreciation) during the period..              (3,668)                (134)
                                                                         -------------------  -------------------
     Net gain (loss) on investments....................................              (3,663)               1,576
                                                                         -------------------  -------------------
     Net increase (decrease) in net assets resulting from operations...   $          (2,718)   $           1,493
                                                                         ===================  ===================


                                                                            LIFEPATH 2020        LIFEPATH 2030
                                                                            PORTFOLIO(R)         PORTFOLIO(R)
                                                                             SUB-ACCOUNT          SUB-ACCOUNT
                                                                         -------------------  -------------------
INVESTMENT INCOME:
   Dividends...........................................................   $           2,077   $            1,472
                                                                         -------------------  -------------------

EXPENSES:
   Administrative charges..............................................                (713)                (493)
                                                                         -------------------  -------------------
     Total Expenses....................................................                (713)                (493)
                                                                         -------------------  -------------------
     Net Investment income (loss)......................................               1,364                  979
                                                                         -------------------  -------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................                (173)                (496)
   Net realized gain distributions.....................................              16,226               12,398
   Change in unrealized appreciation (depreciation) during the period..             (12,081)              (8,469)
                                                                         -------------------  -------------------
     Net gain (loss) on investments....................................               3,972                3,433
                                                                         -------------------  -------------------
     Net increase (decrease) in net assets resulting from operations...   $           5,336   $            4,412
                                                                         ===================  ===================

                                                                                                  LIFEPATH(R)
                                                                            LIFEPATH 2040         RETIREMENT
                                                                            PORTFOLIO(R)           PORTFOLIO
                                                                             SUB-ACCOUNT          SUB-ACCOUNT
                                                                         -------------------  -------------------
INVESTMENT INCOME:
   Dividends...........................................................  $            1,483   $            6,378
                                                                         -------------------  -------------------

EXPENSES:
   Administrative charges..............................................                (446)                 (46)
                                                                         -------------------  -------------------
     Total Expenses....................................................                (446)                 (46)
                                                                         -------------------  -------------------
     Net Investment income (loss)......................................               1,037                6,332
                                                                         -------------------  -------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................                (120)                 795
   Net realized gain distributions.....................................              15,129               39,568
   Change in unrealized appreciation (depreciation) during the period..             (12,091)             (28,775)
                                                                         -------------------  -------------------
     Net gain (loss) on investments....................................               2,918               11,588
                                                                         -------------------  -------------------
     Net increase (decrease) in net assets resulting from operations...  $            3,955   $           17,920
                                                                         ===================  ===================

                                                                                                GOLDMAN SACHS
                                                                           CALVERT EQUITY          MID CAP
                                                                              PORTFOLIO          VALUE FUND
                                                                             SUB-ACCOUNT         SUB-ACCOUNT
                                                                         ------------------  ------------------
INVESTMENT INCOME:
   Dividends...........................................................  $              13   $             243
                                                                         ------------------  ------------------

EXPENSES:
   Administrative charges..............................................               (149)               (251)
                                                                         ------------------  ------------------
     Total Expenses....................................................               (149)               (251)
                                                                         ------------------  ------------------
     Net Investment income (loss)......................................               (136)                 (8)
                                                                         ------------------  ------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................                211               2,434
   Net realized gain distributions.....................................              3,128              15,600
   Change in unrealized appreciation (depreciation) during the period..                  1              (7,149)
                                                                         ------------------  ------------------
     Net gain (loss) on investments....................................              3,340              10,885
                                                                         ------------------  ------------------
     Net increase (decrease) in net assets resulting from operations...  $           3,204   $          10,877
                                                                         ==================  ==================


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                    SA-8

---------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    SA-9

SEPARATE ACCOUNT TWELVE


  HARTFORD LIFE INSURANCE COMPANY
  STATEMENTS OF OPERATIONS -- (CONTINUED)
  FOR THE PERIOD ENDED DECEMBER 31, 2014
--------------------------------------------------------------------------------


                                                                            THE HARTFORD        THE HARTFORD       THE HARTFORD
                                                                            DIVIDEND AND        INTERNATIONAL          SMALL
                                                                             GROWTH FUND     OPPORTUNITIES FUND    COMPANY FUND
                                                                             SUB-ACCOUNT         SUB-ACCOUNT        SUB-ACCOUNT
                                                                         ------------------  ------------------  ------------------
INVESTMENT INCOME:
   Dividends...........................................................  $          16,985   $             595   $              --
                                                                         ------------------  ------------------  ------------------

EXPENSES:
   Administrative charges..............................................             (5,903)               (213)             (2,314)
                                                                         ------------------  ------------------  ------------------
     Total Expenses....................................................             (5,903)               (213)             (2,314)
                                                                         ------------------  ------------------  ------------------
     Net Investment income (loss)......................................             11,082                 382              (2,314)
                                                                         ------------------  ------------------  ------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................              6,010                   3               4,187
   Net realized gain distributions.....................................            106,600               5,919              84,762
   Change in unrealized appreciation (depreciation) during the period..             10,555              (8,906)            (56,874)
                                                                         ------------------  ------------------  ------------------
     Net gain (loss) on investments....................................            123,165              (2,984)             32,075
                                                                         ------------------  ------------------  ------------------
     Net increase (decrease) in net assets resulting from operations...  $         134,247   $          (2,602)  $          29,761
                                                                         ==================  ==================  ==================

                                                                            THE HARTFORD                            THE HARTFORD
                                                                             HEALTHCARE        THE HARTFORD            GROWTH
                                                                                FUND            GROWTH FUND      OPPORTUNITIES FUND
                                                                             SUB-ACCOUNT      SUB-ACCOUNT (1)      SUB-ACCOUNT (1)
                                                                         ------------------  ------------------  -------------------
INVESTMENT INCOME:
   Dividends...........................................................  $              --   $              --    $              --
                                                                         ------------------  ------------------  -------------------

EXPENSES:
   Administrative charges..............................................             (2,660)                (21)                (284)
                                                                         ------------------  ------------------  -------------------
     Total Expenses....................................................             (2,660)                (21)                (284)
                                                                         ------------------  ------------------  -------------------
     Net Investment income (loss)......................................             (2,660)                (21)                (284)
                                                                         ------------------  ------------------  -------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................              3,352                 825                  213
   Net realized gain distributions.....................................             40,004               1,173               13,677
   Change in unrealized appreciation (depreciation) during the period..             83,090              (2,141)              (4,925)
                                                                         ------------------  ------------------  -------------------
     Net gain (loss) on investments....................................            126,446                (143)               8,965
                                                                         ------------------  ------------------  -------------------
     Net increase (decrease) in net assets resulting from operations...  $         123,786   $            (164)   $           8,681
                                                                         ==================  ==================  ===================

                                                                            THE HARTFORD
                                                                               CAPITAL          THE HARTFORD
                                                                          APPRECIATION FUND     BALANCED FUND
                                                                             SUB-ACCOUNT         SUB-ACCOUNT
                                                                         ------------------  ------------------
INVESTMENT INCOME:
   Dividends...........................................................  $           3,074   $          11,526
                                                                         ------------------  ------------------

EXPENSES:
   Administrative charges..............................................             (3,604)             (4,866)
                                                                         ------------------  ------------------
     Total Expenses....................................................             (3,604)             (4,866)
                                                                         ------------------  ------------------
     Net Investment income (loss)......................................               (530)              6,660
                                                                         ------------------  ------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................              4,277               3,637
   Net realized gain distributions.....................................            206,132                  --
   Change in unrealized appreciation (depreciation) during the period..           (158,103)             74,821
                                                                         ------------------  ------------------
     Net gain (loss) on investments....................................             52,306              78,458
                                                                         ------------------  ------------------
     Net increase (decrease) in net assets resulting from operations...  $          51,776   $          85,118
                                                                         ==================  ==================

(1) Effective April 7, 2014 Hartford Growth Fund merged with Hartford Growth Opportunities Fund.



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                    SA-10

---------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    SA-11

SEPARATE ACCOUNT TWELVE


  HARTFORD LIFE INSURANCE COMPANY
  STATEMENTS OF OPERATIONS -- (CONCLUDED)
  FOR THE PERIOD ENDED DECEMBER 31, 2014
--------------------------------------------------------------------------------


                                                                            THE HARTFORD         HARTFORD        HOTCHKIS AND WILEY
                                                                              SMALLCAP         GLOBAL EQUITY          LARGE CAP
                                                                             GROWTH FUND        INCOME FUND          VALUE FUND
                                                                             SUB-ACCOUNT      SUB-ACCOUNT (2)        SUB-ACCOUNT
                                                                         ------------------  ------------------  -------------------
INVESTMENT INCOME:
   Dividends...........................................................  $              --   $              90    $              52
                                                                         ------------------  ------------------  -------------------

EXPENSES:
   Administrative charges..............................................               (449)                (56)                 (10)
                                                                         ------------------  ------------------  -------------------
     Total Expenses....................................................               (449)                (56)                 (10)
                                                                         ------------------  ------------------  -------------------
     Net Investment income (loss)......................................               (449)                 34                   42
                                                                         ------------------  ------------------  -------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................              1,069                  43                   19
   Net realized gain distributions.....................................              4,298                 642                   --
   Change in unrealized appreciation (depreciation) during the period..                788                (430)                 172
                                                                         ------------------  ------------------  -------------------
     Net gain (loss) on investments....................................              6,155                 255                  191
                                                                         ------------------  ------------------  -------------------
     Net increase (decrease) in net assets resulting from operations...  $           5,706   $             289    $             233
                                                                         ==================  ==================  ===================

                                                                             LORD ABBETT            PIMCO               VICTORY
                                                                                VALUE               TOTAL             DIVERSIFIED
                                                                         OPPORTUNITIES FUND      RETURN FUND          STOCK FUND
                                                                             SUB-ACCOUNT         SUB-ACCOUNT          SUB-ACCOUNT
                                                                         -------------------  ------------------  ------------------
INVESTMENT INCOME:
   Dividends...........................................................   $              --   $           3,597    $            237
                                                                         -------------------  ------------------  ------------------

EXPENSES:
   Administrative charges..............................................                 (83)               (412)               (104)
                                                                         -------------------  ------------------  ------------------
     Total Expenses....................................................                 (83)               (412)               (104)
                                                                         -------------------  ------------------  ------------------
     Net Investment income (loss)......................................                 (83)              3,185                 133
                                                                         -------------------  ------------------  ------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................                  10                (113)                237
   Net realized gain distributions.....................................               2,817                 789               3,740
   Change in unrealized appreciation (depreciation) during the period..              (1,014)               (559)             (1,684)
                                                                         -------------------  ------------------  ------------------
     Net gain (loss) on investments....................................               1,813                 117               2,293
                                                                         -------------------  ------------------  ------------------
     Net increase (decrease) in net assets resulting from operations...   $           1,730   $           3,302   $           2,426
                                                                         ===================  ==================  ==================

                                                                                                  INVESCO
                                                                              INVESCO           EQUITY AND
                                                                           COMSTOCK FUND        INCOME FUND
                                                                            SUB-ACCOUNT         SUB-ACCOUNT
                                                                         ------------------  ------------------
INVESTMENT INCOME:
   Dividends...........................................................  $             171   $           3,631
                                                                         ------------------  ------------------

EXPENSES:
   Administrative charges..............................................                (45)               (557)
                                                                         ------------------  ------------------
     Total Expenses....................................................                (45)               (557)
                                                                         ------------------  ------------------
     Net Investment income (loss)......................................                126               3,074
                                                                         ------------------  ------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................                 41                 103
   Net realized gain distributions.....................................                 --              12,144
   Change in unrealized appreciation (depreciation) during the period..                677              (4,171)
                                                                         ------------------  ------------------
     Net gain (loss) on investments....................................                718               8,076
                                                                         ------------------  ------------------
     Net increase (decrease) in net assets resulting from operations...  $             844   $          11,150
                                                                         ==================  ==================

(2) Effective May 30, 2014, the Hartford Global Research Fund was renamed Hartford Global Equity Income Fund.



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                    SA-12

---------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    SA-13

SEPARATE ACCOUNT TWELVE


  HARTFORD LIFE INSURANCE COMPANY
  STATEMENTS OF OPERATIONS
  FOR THE PERIOD ENDED DECEMBER 31, 2013
--------------------------------------------------------------------------------


                                                                         ALLIANCEBERNSTEIN    AMERICAN FUNDS
                                                                           INTERNATIONAL      THE GROWTH FUND      LIFEPATH 2020
                                                                            VALUE FUND        OF AMERICA FUND        PORTFOLIO
                                                                            SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT
                                                                         ------------------  ------------------  ------------------
INVESTMENT INCOME:
   Dividends...........................................................  $             524   $               4   $           1,763
                                                                         ------------------  ------------------  ------------------

EXPENSES:
   Administrative charges..............................................                (29)                (51)               (653)
                                                                         ------------------  ------------------  ------------------
     Total expenses....................................................                (29)                (51)               (653)
                                                                         ------------------  ------------------  ------------------
     Net investment income (loss)......................................                495                 (47)              1,110
                                                                         ------------------  ------------------  ------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................                  4                   7              (1,115)
   Net realized gain distributions.....................................                 --                 947               7,496
   Change in unrealized appreciation (depreciation) during the period..                858               1,904               3,215
                                                                         ------------------  ------------------  ------------------
     Net gain (loss) on investments....................................                862               2,858               9,596
                                                                         ------------------  ------------------  ------------------
     Net increase (decrease) in net assets resulting from operations...  $           1,357   $           2,811   $          10,706
                                                                         ==================  ==================  ==================

                                                                                                                      LIFEPATH
                                                                            LIFEPATH 2030       LIFEPATH 2040        RETIREMENT
                                                                              PORTFOLIO           PORTFOLIO           PORTFOLIO
                                                                             SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT
                                                                         -------------------  ------------------  ------------------
INVESTMENT INCOME:
   Dividends...........................................................   $           1,452   $           1,762   $           5,422
                                                                         -------------------  ------------------  ------------------

EXPENSES:
   Administrative charges..............................................                (486)               (628)               (558)
                                                                         -------------------  ------------------  ------------------
     Total expenses....................................................                (486)               (628)               (558)
                                                                         -------------------  ------------------  ------------------
     Net investment income (loss)......................................                 966               1,134               4,864
                                                                         -------------------  ------------------  ------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................              (1,881)             (2,485)              8,323
   Net realized gain distributions.....................................               6,481               4,975              22,648
   Change in unrealized appreciation (depreciation) during the period..               5,630              13,687             (13,508)
                                                                         -------------------  ------------------  ------------------
     Net gain (loss) on investments....................................              10,230              16,177              17,463
                                                                         -------------------  ------------------  ------------------
     Net increase (decrease) in net assets resulting from operations...   $          11,196   $          17,311   $          22,327
                                                                         ===================  ==================  ==================

                                                                                               GOLDMAN SACHS       THE HARTFORD
                                                                          CALVERT EQUITY          MID CAP          DIVIDEND AND
                                                                             PORTFOLIO          VALUE FUND          GROWTH FUND
                                                                            SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT
                                                                         ------------------  ------------------  ------------------
INVESTMENT INCOME:
   Dividends...........................................................  $              32   $             327   $          22,135
                                                                         ------------------  ------------------  ------------------

EXPENSES:
   Administrative charges..............................................               (105)               (115)             (4,693)
                                                                         ------------------  ------------------  ------------------
     Total expenses....................................................               (105)               (115)             (4,693)
                                                                         ------------------  ------------------  ------------------
     Net investment income (loss)......................................                (73)                212              17,442
                                                                         ------------------  ------------------  ------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................                 99              72,718             288,295
   Net realized gain distributions.....................................              1,134              10,667              68,638
   Change in unrealized appreciation (depreciation) during the period..              4,747              (7,927)             80,356
                                                                         ------------------  ------------------  ------------------
     Net gain (loss) on investments....................................              5,980              75,458             437,289
                                                                         ------------------  ------------------  ------------------
     Net increase (decrease) in net assets resulting from operations...  $           5,907   $          75,670   $         454,731
                                                                         ==================  ==================  ==================

                                                                            THE HARTFORD
                                                                            INTERNATIONAL
                                                                         OPPORTUNITIES FUND
                                                                             SUB-ACCOUNT
                                                                         -------------------
INVESTMENT INCOME:
   Dividends...........................................................   $             449
                                                                         -------------------

EXPENSES:
   Administrative charges..............................................                (171)
                                                                         -------------------
     Total expenses....................................................                (171)
                                                                         -------------------
     Net investment income (loss)......................................                 278
                                                                         -------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................                (439)
   Net realized gain distributions.....................................               2,000
   Change in unrealized appreciation (depreciation) during the period..               4,631
                                                                         -------------------
     Net gain (loss) on investments....................................               6,192
                                                                         -------------------
     Net increase (decrease) in net assets resulting from operations...   $           6,470
                                                                         ===================


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                    SA-14

---------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    SA-15

SEPARATE ACCOUNT TWELVE


  HARTFORD LIFE INSURANCE COMPANY
  STATEMENTS OF OPERATIONS -- (CONTINUED)
  FOR THE PERIOD ENDED DECEMBER 31, 2013
--------------------------------------------------------------------------------


                                                                            THE HARTFORD        THE HARTFORD
                                                                                SMALL            HEALTHCARE        THE HARTFORD
                                                                            COMPANY FUND            FUND            GROWTH FUND
                                                                             SUB-ACCOUNT         SUB-ACCOUNT        SUB-ACCOUNT
                                                                         ------------------  ------------------  ------------------
INVESTMENT INCOME:
   Dividends...........................................................  $              --   $              --   $              --
                                                                         ------------------  ------------------  ------------------

EXPENSES:
   Administrative charges..............................................             (1,815)             (1,862)                (56)
                                                                         ------------------  ------------------  ------------------
     Total expenses....................................................             (1,815)             (1,862)                (56)
                                                                         ------------------  ------------------  ------------------
     Net investment income (loss)......................................             (1,815)             (1,862)                (56)
                                                                         ------------------  ------------------  ------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................             43,627               4,984                  71
   Net realized gain distributions.....................................             51,326                  --               1,828
   Change in unrealized appreciation (depreciation) during the period..            104,629             141,404               2,158
                                                                         ------------------  ------------------  ------------------
     Net gain (loss) on investments....................................            199,582             146,388               4,057
                                                                         ------------------  ------------------  ------------------
     Net increase (decrease) in net assets resulting from operations...  $         197,767   $         144,526   $           4,001
                                                                         ==================  ==================  ==================

                                                                            THE HARTFORD       THE HARTFORD
                                                                               GROWTH             CAPITAL          THE HARTFORD
                                                                         OPPORTUNITIES FUND  APPRECIATION FUND     BALANCED FUND
                                                                             SUB-ACCOUNT        SUB-ACCOUNT         SUB-ACCOUNT
                                                                         ------------------  ------------------  ------------------
INVESTMENT INCOME:
   Dividends...........................................................  $              --   $           1,713   $           9,528
                                                                         ------------------  ------------------  ------------------

EXPENSES:
   Administrative charges..............................................               (148)             (2,771)             (3,984)
                                                                         ------------------  ------------------  ------------------
     Total expenses....................................................               (148)             (2,771)             (3,984)
                                                                         ------------------  ------------------  ------------------
     Net investment income (loss)......................................               (148)             (1,058)              5,544
                                                                         ------------------  ------------------  ------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................                 32               1,630               2,573
   Net realized gain distributions.....................................              1,480              28,458                  --
   Change in unrealized appreciation (depreciation) during the period..              7,378             171,020             133,094
                                                                         ------------------  ------------------  ------------------
     Net gain (loss) on investments....................................              8,890             201,108             135,667
                                                                         ------------------  ------------------  ------------------
     Net increase (decrease) in net assets resulting from operations...  $           8,742   $         200,050   $         141,211
                                                                         ==================  ==================  ==================

                                                                            THE HARTFORD        THE HARTFORD
                                                                                MONEY             SMALLCAP
                                                                             MARKET FUND         GROWTH FUND
                                                                           SUB-ACCOUNT (1)       SUB-ACCOUNT
                                                                         ------------------  ------------------
INVESTMENT INCOME:
   Dividends...........................................................  $              --   $              --
                                                                         ------------------  ------------------

EXPENSES:
   Administrative charges..............................................             (1,231)               (215)
                                                                         ------------------  ------------------
     Total expenses....................................................             (1,231)               (215)
                                                                         ------------------  ------------------
     Net investment income (loss)......................................             (1,231)               (215)
                                                                         ------------------  ------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................                 --               2,003
   Net realized gain distributions.....................................                 --               4,696
   Change in unrealized appreciation (depreciation) during the period..                 --              10,457
                                                                         ------------------  ------------------
     Net gain (loss) on investments....................................                 --              17,156
                                                                         ------------------  ------------------
     Net increase (decrease) in net assets resulting from operations...  $          (1,231)  $          16,941
                                                                         ==================  ==================

(1) Effective September 27, 2013 The Hartford Money Market Fund was liquidated.



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                    SA-16

---------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    SA-17

SEPARATE ACCOUNT TWELVE


  HARTFORD LIFE INSURANCE COMPANY
  STATEMENTS OF OPERATIONS -- (CONCLUDED)
  FOR THE PERIOD ENDED DECEMBER 31, 2013
--------------------------------------------------------------------------------


                                                                            THE HARTFORD     HOTCHKIS AND WILEY      LORD ABBETT
                                                                               GLOBAL             LARGE CAP             VALUE
                                                                            RESEARCH FUND        VALUE FUND      OPPORTUNITIES FUND
                                                                             SUB-ACCOUNT         SUB-ACCOUNT     SUB-ACCOUNT (2)(3)
                                                                         ------------------  ------------------  -------------------
INVESTMENT INCOME:
   Dividends...........................................................  $              45   $               9    $              --
                                                                         ------------------  ------------------  -------------------

EXPENSES:
   Administrative charges..............................................                (28)                 (2)                 (48)
                                                                         ------------------  ------------------  -------------------
     Total expenses....................................................                (28)                 (2)                 (48)
                                                                         ------------------  ------------------  -------------------
     Net investment income (loss)......................................                 17                   7                  (48)
                                                                         ------------------  ------------------  -------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................                125                   3                 (919)
   Net realized gain distributions.....................................              1,100                  --                3,675
   Change in unrealized appreciation (depreciation) during the period..                868                 141                  689
                                                                         ------------------  ------------------  -------------------
     Net gain (loss) on investments....................................              2,093                 144                3,445
                                                                         ------------------  ------------------  -------------------
     Net increase (decrease) in net assets resulting from operations...  $           2,110   $             151    $           3,397
                                                                         ==================  ==================  ===================

                                                                                PIMCO               VICTORY
                                                                                TOTAL             DIVERSIFIED
                                                                             RETURN FUND          STOCK FUND
                                                                             SUB-ACCOUNT          SUB-ACCOUNT
                                                                         -------------------  -------------------
INVESTMENT INCOME:
   Dividends...........................................................   $           8,176    $             132
                                                                         -------------------  -------------------

EXPENSES:
   Administrative charges..............................................                (284)                 (51)
                                                                         -------------------  -------------------
     Total expenses....................................................                (284)                 (51)
                                                                         -------------------  -------------------
     Net investment income (loss)......................................               7,892                   81
                                                                         -------------------  -------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................              (6,976)                  80
   Net realized gain distributions.....................................                 559                  374
   Change in unrealized appreciation (depreciation) during the period..             (15,660)               3,370
                                                                         -------------------  -------------------
     Net gain (loss) on investments....................................             (22,077)               3,824
                                                                         -------------------  -------------------
     Net increase (decrease) in net assets resulting from operations...   $         (14,185)   $           3,905
                                                                         ===================  ===================

                                                                                                    INVESCO
                                                                               INVESCO            EQUITY AND
                                                                            COMSTOCK FUND         INCOME FUND
                                                                             SUB-ACCOUNT          SUB-ACCOUNT
                                                                         -------------------  ------------------
INVESTMENT INCOME:
   Dividends...........................................................   $           3,300   $           2,250
                                                                         -------------------  ------------------

EXPENSES:
   Administrative charges..............................................                 (28)               (433)
                                                                         -------------------  ------------------
     Total expenses....................................................                 (28)               (433)
                                                                         -------------------  ------------------
     Net investment income (loss)......................................               3,272               1,817
                                                                         -------------------  ------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................             151,880               1,648
   Net realized gain distributions.....................................                  --               6,521
   Change in unrealized appreciation (depreciation) during the period..             (56,357)             14,021
                                                                         -------------------  ------------------
     Net gain (loss) on investments....................................              95,523              22,190
                                                                         -------------------  ------------------
     Net increase (decrease) in net assets resulting from operations...  $           98,795   $          24,007
                                                                         ===================  ==================

(2)   Funded as of July 19, 2013.

(3) Effective July 19, 2013 Lord Abbett Small Cap Blend Fund merged with Lord Abbett Value Opportunities Fund.



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                    SA-18

---------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    SA-19

SEPARATE ACCOUNT TWELVE


  HARTFORD LIFE INSURANCE COMPANY
  STATEMENTS OF OPERATIONS
  FOR THE PERIOD ENDED DECEMBER 31, 2012
--------------------------------------------------------------------------------


                                                                         ALLIANCEBERNSTEIN    AMERICAN FUNDS
                                                                           INTERNATIONAL      THE GROWTH FUND      LIFEPATH 2020
                                                                            VALUE FUND        OF AMERICA FUND        PORTFOLIO
                                                                            SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT
                                                                         ------------------  ------------------  ------------------
INVESTMENT INCOME:
   Dividends...........................................................  $              71   $               2   $           2,105
                                                                         ------------------  ------------------  ------------------

EXPENSES:
   Administrative charges..............................................                 (5)                 (1)               (671)
                                                                         ------------------  ------------------  ------------------
     Total expenses....................................................                 (5)                 (1)               (671)
                                                                         ------------------  ------------------  ------------------
     Net investment income (loss)......................................                 66                   1               1,434
                                                                         ------------------  ------------------  ------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................                (25)                  1             (11,385)
   Net realized gain distributions.....................................                 --                  --               1,405
   Change in unrealized appreciation (depreciation) during the period..                226                  35              22,981
                                                                         ------------------  ------------------  ------------------
     Net gain (loss) on investments....................................                201                  36              13,001
                                                                         ------------------  ------------------  ------------------
     Net increase (decrease) in net assets resulting from operations...  $             267   $              37   $          14,435
                                                                         ==================  ==================  ==================

                                                                                                                      LIFEPATH
                                                                            LIFEPATH 2030       LIFEPATH 2040        RETIREMENT
                                                                              PORTFOLIO           PORTFOLIO           PORTFOLIO
                                                                             SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT
                                                                         -------------------  ------------------  ------------------
INVESTMENT INCOME:
   Dividends...........................................................   $           1,086   $           2,079   $           7,006
                                                                         -------------------  ------------------  ------------------

EXPENSES:
   Administrative charges..............................................                (418)               (603)             (1,147)
                                                                         -------------------  ------------------  ------------------
     Total expenses....................................................                (418)               (603)             (1,147)
                                                                         -------------------  ------------------  ------------------
     Net investment income (loss)......................................                 668               1,476               5,859
                                                                         -------------------  ------------------  ------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................             (31,445)            (24,221)             72,046
   Net realized gain distributions.....................................               2,034               3,519              13,917
   Change in unrealized appreciation (depreciation) during the period..              45,553              41,775             (31,932)
                                                                         -------------------  ------------------  ------------------
     Net gain (loss) on investments....................................              16,142              21,073              54,031
                                                                         -------------------  ------------------  ------------------
     Net increase (decrease) in net assets resulting from operations...   $          16,810   $          22,549   $          59,890
                                                                         ===================  ==================  ==================

                                                                                               GOLDMAN SACHS       THE HARTFORD
                                                                          CALVERT EQUITY          MID CAP          DIVIDEND AND
                                                                             PORTFOLIO          VALUE FUND          GROWTH FUND
                                                                            SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT
                                                                         ------------------  ------------------  ------------------
INVESTMENT INCOME:
   Dividends...........................................................  $               3   $           2,577   $          28,136
                                                                         ------------------  ------------------  ------------------

EXPENSES:
   Administrative charges..............................................                (60)                 (5)             (3,393)
                                                                         ------------------  ------------------  ------------------
     Total expenses....................................................                (60)                 (5)             (3,393)
                                                                         ------------------  ------------------  ------------------
     Net investment income (loss)......................................                (57)              2,572              24,743
                                                                         ------------------  ------------------  ------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................                 73                  18               4,549
   Net realized gain distributions.....................................                 22                  --              29,516
   Change in unrealized appreciation (depreciation) during the period..              1,630              40,864             134,856
                                                                         ------------------  ------------------  ------------------
     Net gain (loss) on investments....................................              1,725              40,882             168,921
                                                                         ------------------  ------------------  ------------------
     Net increase (decrease) in net assets resulting from operations...  $           1,668   $          43,454   $         193,664
                                                                         ==================  ==================  ==================

                                                                            THE HARTFORD
                                                                            INTERNATIONAL
                                                                         OPPORTUNITIES FUND
                                                                             SUB-ACCOUNT
                                                                         -------------------
INVESTMENT INCOME:
   Dividends...........................................................   $             353
                                                                         -------------------

EXPENSES:
   Administrative charges..............................................                (130)
                                                                         -------------------
     Total expenses....................................................                (130)
                                                                         -------------------
     Net investment income (loss)......................................                 223
                                                                         -------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................                (710)
   Net realized gain distributions.....................................                  --
   Change in unrealized appreciation (depreciation) during the period..               5,143
                                                                         -------------------
     Net gain (loss) on investments....................................               4,433
                                                                         -------------------
     Net increase (decrease) in net assets resulting from operations...   $           4,656
                                                                         ===================


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                    SA-20

---------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    SA-21

SEPARATE ACCOUNT TWELVE


  HARTFORD LIFE INSURANCE COMPANY
  STATEMENTS OF OPERATIONS -- (CONTINUED)
  FOR THE PERIOD ENDED DECEMBER 31, 2012
--------------------------------------------------------------------------------


                                                                           THE HARTFORD        THE HARTFORD
                                                                               SMALL            HEALTHCARE          THE HARTFORD
                                                                           COMPANY FUND            FUND              GROWTH FUND
                                                                            SUB-ACCOUNT         SUB-ACCOUNT          SUB-ACCOUNT
                                                                         ------------------  ------------------  -------------------
INVESTMENT INCOME:
   Dividends...........................................................  $              --   $              --    $              --
                                                                         ------------------  ------------------  -------------------

EXPENSES:
   Administrative charges..............................................             (1,298)             (1,310)                 (34)
                                                                         ------------------  ------------------  -------------------
     Total expenses....................................................             (1,298)             (1,310)                 (34)
                                                                         ------------------  ------------------  -------------------
     Net investment income (loss)......................................             (1,298)             (1,310)                 (34)
                                                                         ------------------  ------------------  -------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................               (824)              1,536                  (61)
   Net realized gain distributions.....................................             35,275                  --                   --
   Change in unrealized appreciation (depreciation) during the period..             31,515              43,319                1,200
                                                                         ------------------  ------------------  -------------------
     Net gain (loss) on investments....................................             65,966              44,855                1,139
                                                                         ------------------  ------------------  -------------------
     Net increase (decrease) in net assets resulting from operations...  $          64,668   $          43,545    $           1,105
                                                                         ==================  ==================  ===================

                                                                            THE HARTFORD        THE HARTFORD
                                                                               GROWTH              CAPITAL         THE HARTFORD
                                                                         OPPORTUNITIES FUND   APPRECIATION FUND    BALANCED FUND
                                                                             SUB-ACCOUNT         SUB-ACCOUNT      SUB-ACCOUNT (1)
                                                                         ------------------  ------------------  ------------------
INVESTMENT INCOME:
   Dividends...........................................................  $              --   $           2,917   $           8,881
                                                                         ------------------  ------------------  ------------------

EXPENSES:
   Administrative charges..............................................                (37)             (1,818)             (2,920)
                                                                         ------------------  ------------------  ------------------
     Total expenses....................................................                (37)             (1,818)             (2,920)
                                                                         ------------------  ------------------  ------------------
     Net investment income (loss)......................................                (37)              1,099               5,961
                                                                         ------------------  ------------------  ------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................                (35)            (14,158)              1,445
   Net realized gain distributions.....................................                 --                  --                  --
   Change in unrealized appreciation (depreciation) during the period..              1,867              84,770              49,888
                                                                         ------------------  ------------------  ------------------
     Net gain (loss) on investments....................................              1,832              70,612              51,333
                                                                         ------------------  ------------------  ------------------
     Net increase (decrease) in net assets resulting from operations...  $           1,795   $          71,711   $          57,294
                                                                         ==================  ==================  ==================

                                                                           THE HARTFORD         THE HARTFORD
                                                                               MONEY              SMALLCAP
                                                                            MARKET FUND          GROWTH FUND
                                                                            SUB-ACCOUNT          SUB-ACCOUNT
                                                                         ------------------  -------------------
INVESTMENT INCOME:
   Dividends...........................................................  $              --    $              --
                                                                         ------------------  -------------------

EXPENSES:
   Administrative charges..............................................             (1,829)                 (59)
                                                                         ------------------  -------------------
     Total expenses....................................................             (1,829)                 (59)
                                                                         ------------------  -------------------
     Net investment income (loss)......................................             (1,829)                 (59)
                                                                         ------------------  -------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................                 --                   14
   Net realized gain distributions.....................................                 --                   --
   Change in unrealized appreciation (depreciation) during the period..                 --                2,273
                                                                         ------------------  -------------------
     Net gain (loss) on investments....................................                 --                2,287
                                                                         ------------------  -------------------
     Net increase (decrease) in net assets resulting from operations...  $          (1,829)   $           2,228
                                                                         ==================  ===================

(1)   Formerly The Hartford Advisers Fund. Change effective June 29, 2012.



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                    SA-22

---------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    SA-23

SEPARATE ACCOUNT TWELVE


  HARTFORD LIFE INSURANCE COMPANY
  STATEMENTS OF OPERATIONS -- (CONCLUDED)
  FOR THE PERIOD ENDED DECEMBER 31, 2012
--------------------------------------------------------------------------------


                                                                            THE HARTFORD      HOTCHKIS AND WILEY
                                                                               GLOBAL              LARGE CAP
                                                                            RESEARCH FUND         VALUE FUND
                                                                             SUB-ACCOUNT        SUB-ACCOUNT (2)
                                                                         -------------------  ------------------
INVESTMENT INCOME:
   Dividends...........................................................   $              50   $                1
                                                                         -------------------  ------------------

EXPENSES:
   Administrative charges..............................................                  (2)                  --
                                                                         -------------------  ------------------
     Total expenses....................................................                  (2)                  --
                                                                         -------------------  ------------------
     Net investment income (loss)......................................                  48                    1
                                                                         -------------------  ------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................                 615                   --
   Net realized gain distributions.....................................                  --                   --
   Change in unrealized appreciation (depreciation) during the period..                 423                    1
                                                                         -------------------  ------------------
     Net gain (loss) on investments....................................               1,038                    1
                                                                         -------------------  ------------------
     Net increase (decrease) in net assets resulting from operations...   $           1,086   $                2
                                                                         ===================  ==================

                                                                             LORD ABBETT             PIMCO              VICTORY
                                                                              SMALL CAP              TOTAL            DIVERSIFIED
                                                                             BLEND FUND           RETURN FUND         STOCK FUND
                                                                             SUB-ACCOUNT          SUB-ACCOUNT         SUB-ACCOUNT
                                                                         -------------------  ------------------  ------------------
INVESTMENT INCOME:
   Dividends...........................................................  $               --   $          19,785   $              49
                                                                         -------------------  ------------------  ------------------

EXPENSES:
   Administrative charges..............................................                 (27)               (112)                 (4)
                                                                         -------------------  ------------------  ------------------
     Total expenses....................................................                 (27)               (112)                 (4)
                                                                         -------------------  ------------------  ------------------
     Net investment income (loss)......................................                 (27)             19,673                  45
                                                                         -------------------  ------------------  ------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................                 (12)              1,422                  (2)
   Net realized gain distributions.....................................                  --              13,580                  --
   Change in unrealized appreciation (depreciation) during the period..                 803              11,469                 533
                                                                         -------------------  ------------------  ------------------
     Net gain (loss) on investments....................................                 791              26,471                 531
                                                                         -------------------  ------------------  ------------------
     Net increase (decrease) in net assets resulting from operations...  $              764   $          46,144   $             576
                                                                         ===================  ==================  ==================

                                                                                                   INVESCO
                                                                               INVESCO           EQUITY AND
                                                                            COMSTOCK FUND        INCOME FUND
                                                                           SUB-ACCOUNT (3)     SUB-ACCOUNT (4)
                                                                         ------------------  ------------------
INVESTMENT INCOME:
   Dividends...........................................................  $           5,681   $           1,843
                                                                         ------------------  ------------------

EXPENSES:
   Administrative charges..............................................                (15)               (310)
                                                                         ------------------  ------------------
     Total expenses....................................................                (15)               (310)
                                                                         ------------------  ------------------
     Net investment income (loss)......................................              5,666               1,533
                                                                         ------------------  ------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................             (1,773)                 25
   Net realized gain distributions.....................................                 --                  --
   Change in unrealized appreciation (depreciation) during the period..             59,036               6,810
                                                                         ------------------  ------------------
     Net gain (loss) on investments....................................             57,263               6,835
                                                                         ------------------  ------------------
     Net increase (decrease) in net assets resulting from operations...  $          62,929   $           8,368
                                                                         ==================  ==================

(2)   Funded as of November 6, 2012

(3) Formerly Invesco Van Kampen Comstock Fund. Change effective September 24, 2012.

(4) Formerly Invesco Van Kampen Equity and Income Fund. Change effective September 24, 2012.



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                    SA-24

---------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    SA-25

SEPARATE ACCOUNT TWELVE


  HARTFORD LIFE INSURANCE COMPANY
  STATEMENTS OF CHANGES IN NET ASSETS
  FOR THE PERIOD ENDED DECEMBER 31, 2014
--------------------------------------------------------------------------------


                                                                              ALLIANCEBERNSTEIN     AMERICAN FUNDS
                                                                                INTERNATIONAL       THE GROWTH FUND
                                                                                 VALUE FUND          OF AMERICA(R)
                                                                                 SUB-ACCOUNT          SUB-ACCOUNT
                                                                             -------------------  -------------------
OPERATIONS:
   Net investment income (loss)............................................   $             945    $             (83)
   Net realized gain (loss) on security transactions.......................                   5                   23
   Net realized gain distributions.........................................                  --                1,687
   Change in unrealized appreciation (depreciation) during the period......              (3,668)                (134)
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from operations.........              (2,718)               1,493
                                                                             -------------------  -------------------

UNIT TRANSACTIONS:
   Purchases...............................................................               3,903                1,074
   Net transfers...........................................................              22,084                  760
   Surrenders for benefit payments and fees................................                (269)                 (93)
   Other transactions......................................................                  --                   (1)
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions..              25,718                1,740
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets...................................              23,000                3,233

NET ASSETS:
   Beginning of period.....................................................              11,748               15,935
                                                                             -------------------  -------------------
   End of period...........................................................   $          34,748    $          19,168
                                                                             ===================  ===================



                                                                                LIFEPATH 2020        LIFEPATH 2030
                                                                                PORTFOLIO(R)         PORTFOLIO(R)
                                                                                 SUB-ACCOUNT          SUB-ACCOUNT
                                                                             -------------------  -------------------
OPERATIONS:
   Net investment income (loss)............................................   $           1,364   $              979
   Net realized gain (loss) on security transactions.......................                (173)                (496)
   Net realized gain distributions.........................................              16,226               12,398
   Change in unrealized appreciation (depreciation) during the period......             (12,081)              (8,469)
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from operations.........               5,336                4,412
                                                                             -------------------  -------------------

UNIT TRANSACTIONS:
   Purchases...............................................................              17,499               25,986
   Net transfers...........................................................              14,569                2,088
   Surrenders for benefit payments and fees................................              (4,509)             (28,639)
   Other transactions......................................................                  --                   --
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions..              27,559                 (565)
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets...................................              32,895                3,847

NET ASSETS:
   Beginning of period.....................................................             126,153              103,084
                                                                             -------------------  -------------------
   End of period...........................................................   $         159,048   $          106,931
                                                                             ===================  ===================


                                                                                                      LIFEPATH(R)
                                                                                LIFEPATH 2040         RETIREMENT
                                                                                PORTFOLIO(R)           PORTFOLIO
                                                                                 SUB-ACCOUNT          SUB-ACCOUNT
                                                                             -------------------  -------------------
OPERATIONS:
   Net investment income (loss)............................................  $            1,037   $            6,332
   Net realized gain (loss) on security transactions.......................                (120)                 795
   Net realized gain distributions.........................................              15,129               39,568
   Change in unrealized appreciation (depreciation) during the period......             (12,091)             (28,775)
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from operations.........               3,955               17,920
                                                                             -------------------  -------------------

UNIT TRANSACTIONS:
   Purchases...............................................................              41,055               54,709
   Net transfers...........................................................              11,217               (4,650)
   Surrenders for benefit payments and fees................................              (2,550)             (23,480)
   Other transactions......................................................                  --                   --
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions..              49,722               26,579
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets...................................              53,677               44,499

NET ASSETS:
   Beginning of period.....................................................              69,586              382,712
                                                                             -------------------  -------------------
   End of period...........................................................  $          123,263   $          427,211
                                                                             ===================  ===================


                                                                                                    GOLDMAN SACHS
                                                                               CALVERT EQUITY          MID CAP
                                                                                  PORTFOLIO          VALUE FUND
                                                                                 SUB-ACCOUNT         SUB-ACCOUNT
                                                                             ------------------  ------------------
OPERATIONS:
   Net investment income (loss)............................................  $            (136)  $              (8)
   Net realized gain (loss) on security transactions.......................                211               2,434
   Net realized gain distributions.........................................              3,128              15,600
   Change in unrealized appreciation (depreciation) during the period......                  1              (7,149)
                                                                             ------------------  ------------------
   Net increase (decrease) in net assets resulting from operations.........              3,204              10,877
                                                                             ------------------  ------------------

UNIT TRANSACTIONS:
   Purchases...............................................................              3,229               5,561
   Net transfers...........................................................               (102)                943
   Surrenders for benefit payments and fees................................               (245)             (3,814)
   Other transactions......................................................                 --                  --
                                                                             ------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions..              2,882               2,690
                                                                             ------------------  ------------------
   Net increase (decrease) in net assets...................................              6,086              13,567

NET ASSETS:
   Beginning of period.....................................................             28,787              78,375
                                                                             ------------------  ------------------
   End of period...........................................................  $          34,873   $          91,942
                                                                             ==================  ==================



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                    SA-26

---------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    SA-27

SEPARATE ACCOUNT TWELVE


  HARTFORD LIFE INSURANCE COMPANY
  STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
  FOR THE PERIOD ENDED DECEMBER 31, 2014
--------------------------------------------------------------------------------


                                                                                  THE HARTFORD        THE HARTFORD
                                                                                  DIVIDEND AND        INTERNATIONAL
                                                                                   GROWTH FUND     OPPORTUNITIES FUND
                                                                                   SUB-ACCOUNT         SUB-ACCOUNT
                                                                               ------------------  -------------------
OPERATIONS:
   Net investment income (loss)..............................................  $          11,082    $             382
   Net realized gain (loss) on security transactions.........................              6,010                    3
   Net realized gain distributions...........................................            106,600                5,919
   Change in unrealized appreciation (depreciation) during the period........             10,555               (8,906)
                                                                               ------------------  -------------------
   Net increase (decrease) in net assets resulting from operations...........            134,247               (2,602)
                                                                               ------------------  -------------------

UNIT TRANSACTIONS:
   Purchases.................................................................             39,478               11,717
   Net transfers.............................................................             17,294                3,617
   Surrenders for benefit payments and fees..................................            (17,479)                (158)
   Other transactions........................................................                 --                   --
                                                                               ------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions....             39,293               15,176
                                                                               ------------------  -------------------
   Net increase (decrease) in net assets.....................................            173,540               12,574

NET ASSETS:
   Beginning of period.......................................................          1,109,652               40,730
                                                                               ------------------  -------------------
   End of period.............................................................  $       1,283,192    $          53,304
                                                                               ==================  ===================

                                                                                  THE HARTFORD         THE HARTFORD
                                                                                      SMALL             HEALTHCARE
                                                                                  COMPANY FUND             FUND
                                                                                   SUB-ACCOUNT          SUB-ACCOUNT
                                                                               -------------------  ------------------
OPERATIONS:
   Net investment income (loss)..............................................   $          (2,314)  $          (2,660)
   Net realized gain (loss) on security transactions.........................               4,187               3,352
   Net realized gain distributions...........................................              84,762              40,004
   Change in unrealized appreciation (depreciation) during the period........             (56,874)             83,090
                                                                               -------------------  ------------------
   Net increase (decrease) in net assets resulting from operations...........              29,761             123,786
                                                                               -------------------  ------------------

UNIT TRANSACTIONS:
   Purchases.................................................................              15,008               8,899
   Net transfers.............................................................             (11,909)             18,037
   Surrenders for benefit payments and fees..................................              (5,349)             (5,204)
   Other transactions........................................................                  --                  --
                                                                               -------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions....              (2,250)             21,732
                                                                               -------------------  ------------------
   Net increase (decrease) in net assets.....................................              27,511             145,518

NET ASSETS:
   Beginning of period.......................................................             495,404             467,954
                                                                               -------------------  ------------------
   End of period.............................................................   $         522,915   $         613,472
                                                                               ===================  ==================

                                                                                                      THE HARTFORD
                                                                                 THE HARTFORD            GROWTH
                                                                                  GROWTH FUND      OPPORTUNITIES FUND
                                                                                SUB-ACCOUNT (1)      SUB-ACCOUNT (1)
                                                                               ------------------  ------------------
OPERATIONS:
   Net investment income (loss)..............................................  $             (21)   $           (284)
   Net realized gain (loss) on security transactions.........................                825                 213
   Net realized gain distributions...........................................              1,173              13,677
   Change in unrealized appreciation (depreciation) during the period........             (2,141)             (4,925)
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from operations...........               (164)              8,681
                                                                               ------------------  ------------------

UNIT TRANSACTIONS:
   Purchases.................................................................                859               6,596
   Net transfers.............................................................            (18,179)             24,910
   Surrenders for benefit payments and fees..................................               (749)             (1,312)
   Other transactions........................................................                 (1)                 --
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions....            (18,070)             30,194
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets.....................................            (18,234)             38,875

NET ASSETS:
   Beginning of period.......................................................             18,234              40,633
                                                                               ------------------  ------------------
   End of period.............................................................  $              --    $         79,508
                                                                               ==================  ==================

                                                                                 THE HARTFORD
                                                                                    CAPITAL          THE HARTFORD
                                                                               APPRECIATION FUND     BALANCED FUND
                                                                                  SUB-ACCOUNT         SUB-ACCOUNT
                                                                               ------------------  ------------------
OPERATIONS:
   Net investment income (loss)..............................................  $            (530)  $           6,660
   Net realized gain (loss) on security transactions.........................              4,277               3,637
   Net realized gain distributions...........................................            206,132                  --
   Change in unrealized appreciation (depreciation) during the period........           (158,103)             74,821
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from operations...........             51,776              85,118
                                                                               ------------------  ------------------

UNIT TRANSACTIONS:
   Purchases.................................................................             42,087              46,043
   Net transfers.............................................................             (2,561)                776
   Surrenders for benefit payments and fees..................................            (12,377)            (12,983)
   Other transactions........................................................                 (1)                 --
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions....             27,148              33,836
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets.....................................             78,924             118,954

NET ASSETS:
   Beginning of period.......................................................            741,218             916,704
                                                                               ------------------  ------------------
   End of period.............................................................  $         820,142   $       1,035,658
                                                                               ==================  ==================

(1) Effective April 7, 2014 Hartford Growth Fund merged with Hartford Growth Opportunities Fund.



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                    SA-28

---------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    SA-29

SEPARATE ACCOUNT TWELVE


  HARTFORD LIFE INSURANCE COMPANY
  STATEMENTS OF CHANGES IN NET ASSETS -- (CONCLUDED)
  FOR THE PERIOD ENDED DECEMBER 31, 2014
--------------------------------------------------------------------------------


                                                                                  THE HARTFORD         HARTFORD
                                                                                    SMALLCAP         GLOBAL EQUITY
                                                                                   GROWTH FUND        INCOME FUND
                                                                                   SUB-ACCOUNT      SUB-ACCOUNT (2)
                                                                               ------------------  ------------------
OPERATIONS:
   Net investment income (loss)..............................................  $            (449)  $              34
   Net realized gain (loss) on security transactions.........................              1,069                  43
   Net realized gain distributions...........................................              4,298                 642
   Change in unrealized appreciation (depreciation) during the period........                788                (430)
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from operations...........              5,706                 289
                                                                               ------------------  ------------------

UNIT TRANSACTIONS:
   Purchases.................................................................              9,036                 428
   Net transfers.............................................................             (5,497)                419
   Surrenders for benefit payments and fees..................................             (1,939)               (333)
   Other transactions........................................................                 --                  --
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions....              1,600                 514
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets.....................................              7,306                 803

NET ASSETS:
   Beginning of period.......................................................             95,745              13,767
                                                                               ------------------  ------------------
   End of period.............................................................  $         103,051   $          14,570
                                                                               ==================  ==================

                                                                               HOTCHKIS AND WILEY       LORD ABBETT
                                                                                    LARGE CAP              VALUE
                                                                                   VALUE FUND       OPPORTUNITIES FUND
                                                                                   SUB-ACCOUNT          SUB-ACCOUNT
                                                                               -------------------  -------------------
OPERATIONS:
   Net investment income (loss)..............................................   $              42    $             (83)
   Net realized gain (loss) on security transactions.........................                  19                   10
   Net realized gain distributions...........................................                  --                2,817
   Change in unrealized appreciation (depreciation) during the period........                 172               (1,014)
                                                                               -------------------  -------------------
   Net increase (decrease) in net assets resulting from operations...........                 233                1,730
                                                                               -------------------  -------------------

UNIT TRANSACTIONS:
   Purchases.................................................................                 407                1,725
   Net transfers.............................................................                  22                   --
   Surrenders for benefit payments and fees..................................                 (57)                (278)
   Other transactions........................................................                  --                   --
                                                                               -------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions....                 372                1,447
                                                                               -------------------  -------------------
   Net increase (decrease) in net assets.....................................                 605                3,177

NET ASSETS:
   Beginning of period.......................................................               1,387               18,981
                                                                               -------------------  -------------------
   End of period.............................................................   $           1,992    $          22,158
                                                                               ===================  ===================

                                                                                     PIMCO               VICTORY
                                                                                     TOTAL             DIVERSIFIED
                                                                                  RETURN FUND          STOCK FUND
                                                                                  SUB-ACCOUNT          SUB-ACCOUNT
                                                                               ------------------  ------------------
OPERATIONS:
   Net investment income (loss)..............................................  $           3,185    $            133
   Net realized gain (loss) on security transactions.........................               (113)                237
   Net realized gain distributions...........................................                789               3,740
   Change in unrealized appreciation (depreciation) during the period........               (559)             (1,684)
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from operations...........              3,302               2,426
                                                                               ------------------  ------------------

UNIT TRANSACTIONS:
   Purchases.................................................................             19,052               1,929
   Net transfers.............................................................             (2,605)              2,737
   Surrenders for benefit payments and fees..................................             (1,651)               (851)
   Other transactions........................................................                  2                  --
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions....             14,798               3,815
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets.....................................             18,100               6,241

NET ASSETS:
   Beginning of period.......................................................             84,751              21,504
                                                                               ------------------  ------------------
   End of period.............................................................  $         102,851    $         27,745
                                                                               ==================  ==================

                                                                                                        INVESCO
                                                                                    INVESCO           EQUITY AND
                                                                                 COMSTOCK FUND        INCOME FUND
                                                                                  SUB-ACCOUNT         SUB-ACCOUNT
                                                                               ------------------  ------------------
OPERATIONS:
   Net investment income (loss)..............................................  $             126   $           3,074
   Net realized gain (loss) on security transactions.........................                 41                 103
   Net realized gain distributions...........................................                 --              12,144
   Change in unrealized appreciation (depreciation) during the period........                677              (4,171)
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from operations...........                844              11,150
                                                                               ------------------  ------------------

UNIT TRANSACTIONS:
   Purchases.................................................................              2,156              10,307
   Net transfers.............................................................                 --                 238
   Surrenders for benefit payments and fees..................................               (156)               (200)
   Other transactions........................................................                 --                  --
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions....              2,000              10,345
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets.....................................              2,844              21,495

NET ASSETS:
   Beginning of period.......................................................              8,629             126,301
                                                                               ------------------  ------------------
   End of period.............................................................  $          11,473   $         147,796
                                                                               ==================  ==================

(2) Effective May 30, 2014, the Hartford Global Research Fund was renamed Hartford Global Equity Income Fund.



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                    SA-30

---------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    SA-31

SEPARATE ACCOUNT TWELVE


  HARTFORD LIFE INSURANCE COMPANY
  STATEMENTS OF CHANGES IN NET ASSETS
  FOR THE PERIOD ENDED DECEMBER 31, 2013
--------------------------------------------------------------------------------


                                                                             ALLIANCEBERNSTEIN    AMERICAN FUNDS
                                                                               INTERNATIONAL      THE GROWTH FUND
                                                                                VALUE FUND        OF AMERICA FUND
                                                                                SUB-ACCOUNT         SUB-ACCOUNT
                                                                             ------------------  ------------------
OPERATIONS:
   Net investment income (loss)............................................  $             495   $             (47)
   Net realized gain (loss) on security transactions.......................                  4                   7
   Net realized gain distributions.........................................                 --                 947
   Change in unrealized appreciation (depreciation) during the period......                858               1,904
                                                                             ------------------  ------------------
   Net increase (decrease) in net assets resulting from operations.........              1,357               2,811
                                                                             ------------------  ------------------

UNIT TRANSACTIONS:
   Purchases...............................................................              1,855               2,326
   Net transfers...........................................................              6,387              10,479
   Surrenders for benefit payments and fees................................               (186)                (49)
   Other transactions......................................................                 --                  --
                                                                             ------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions..              8,056              12,756
                                                                             ------------------  ------------------
   Net increase (decrease) in net assets...................................              9,413              15,567

NET ASSETS:
   Beginning of period.....................................................              2,335                 368
                                                                             ------------------  ------------------
   End of period...........................................................  $          11,748   $          15,935
                                                                             ==================  ==================


                                                                               LIFEPATH 2020        LIFEPATH 2030
                                                                                 PORTFOLIO            PORTFOLIO
                                                                                SUB-ACCOUNT          SUB-ACCOUNT
                                                                             ------------------  -------------------
OPERATIONS:
   Net investment income (loss)............................................  $           1,110    $             966
   Net realized gain (loss) on security transactions.......................             (1,115)              (1,881)
   Net realized gain distributions.........................................              7,496                6,481
   Change in unrealized appreciation (depreciation) during the period......              3,215                5,630
                                                                             ------------------  -------------------
   Net increase (decrease) in net assets resulting from operations.........             10,706               11,196
                                                                             ------------------  -------------------

UNIT TRANSACTIONS:
   Purchases...............................................................             17,612               24,116
   Net transfers...........................................................                 --               40,737
   Surrenders for benefit payments and fees................................            (28,533)             (47,994)
   Other transactions......................................................                 --                   --
                                                                             ------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions..            (10,921)              16,859
                                                                             ------------------  -------------------
   Net increase (decrease) in net assets...................................               (215)              28,055

NET ASSETS:
   Beginning of period.....................................................            126,368               75,029
                                                                             ------------------  -------------------
   End of period...........................................................  $         126,153    $         103,084
                                                                             ==================  ===================

                                                                                                     LIFEPATH
                                                                               LIFEPATH 2040        RETIREMENT
                                                                                 PORTFOLIO           PORTFOLIO
                                                                                SUB-ACCOUNT         SUB-ACCOUNT
                                                                             ------------------  ------------------
OPERATIONS:
   Net investment income (loss)............................................  $           1,134   $           4,864
   Net realized gain (loss) on security transactions.......................             (2,485)              8,323
   Net realized gain distributions.........................................              4,975              22,648
   Change in unrealized appreciation (depreciation) during the period......             13,687             (13,508)
                                                                             ------------------  ------------------
   Net increase (decrease) in net assets resulting from operations.........             17,311              22,327
                                                                             ------------------  ------------------

UNIT TRANSACTIONS:
   Purchases...............................................................             47,289              81,247
   Net transfers...........................................................             13,367              (4,606)
   Surrenders for benefit payments and fees................................           (139,394)           (165,458)
   Other transactions......................................................                 --                  --
                                                                             ------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions..            (78,738)            (88,817)
                                                                             ------------------  ------------------
   Net increase (decrease) in net assets...................................            (61,427)            (66,490)

NET ASSETS:
   Beginning of period.....................................................            131,013             449,202
                                                                             ------------------  ------------------
   End of period...........................................................  $          69,586   $         382,712
                                                                             ==================  ==================

                                                                                                   GOLDMAN SACHS
                                                                              CALVERT EQUITY          MID CAP
                                                                                 PORTFOLIO          VALUE FUND
                                                                                SUB-ACCOUNT         SUB-ACCOUNT
                                                                             ------------------  ------------------
OPERATIONS:
   Net investment income (loss)............................................  $             (73)  $             212
   Net realized gain (loss) on security transactions.......................                 99              72,718
   Net realized gain distributions.........................................              1,134              10,667
   Change in unrealized appreciation (depreciation) during the period......              4,747              (7,927)
                                                                             ------------------  ------------------
   Net increase (decrease) in net assets resulting from operations.........              5,907              75,670
                                                                             ------------------  ------------------

UNIT TRANSACTIONS:
   Purchases...............................................................              3,167              10,451
   Net transfers...........................................................              4,687              46,257
   Surrenders for benefit payments and fees................................               (379)           (356,079)
   Other transactions......................................................                 (1)                 --
                                                                             ------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions..              7,474            (299,371)
                                                                             ------------------  ------------------
   Net increase (decrease) in net assets...................................             13,381            (223,701)

NET ASSETS:
   Beginning of period.....................................................             15,406             302,076
                                                                             ------------------  ------------------
   End of period...........................................................  $          28,787   $          78,375
                                                                             ==================  ==================

                                                                               THE HARTFORD         THE HARTFORD
                                                                               DIVIDEND AND         INTERNATIONAL
                                                                                GROWTH FUND      OPPORTUNITIES FUND
                                                                                SUB-ACCOUNT          SUB-ACCOUNT
                                                                             ------------------  -------------------
OPERATIONS:
   Net investment income (loss)............................................  $          17,442    $             278
   Net realized gain (loss) on security transactions.......................            288,295                 (439)
   Net realized gain distributions.........................................             68,638                2,000
   Change in unrealized appreciation (depreciation) during the period......             80,356                4,631
                                                                             ------------------  -------------------
   Net increase (decrease) in net assets resulting from operations.........            454,731                6,470
                                                                             ------------------  -------------------

UNIT TRANSACTIONS:
   Purchases...............................................................             97,848                9,989
   Net transfers...........................................................             15,765               (5,137)
   Surrenders for benefit payments and fees................................         (1,252,735)              (1,940)
   Other transactions......................................................                 --                   --
                                                                             ------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions..         (1,139,122)               2,912
                                                                             ------------------  -------------------
   Net increase (decrease) in net assets...................................           (684,391)               9,382

NET ASSETS:
   Beginning of period.....................................................          1,794,043               31,348
                                                                             ------------------  -------------------
   End of period...........................................................  $       1,109,652    $          40,730
                                                                             ==================  ===================


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                    SA-32

---------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    SA-33

SEPARATE ACCOUNT TWELVE


  HARTFORD LIFE INSURANCE COMPANY
  STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
  FOR THE PERIOD ENDED DECEMBER 31, 2013
--------------------------------------------------------------------------------


                                                                                  THE HARTFORD        THE HARTFORD
                                                                                      SMALL            HEALTHCARE
                                                                                  COMPANY FUND            FUND
                                                                                   SUB-ACCOUNT         SUB-ACCOUNT
                                                                               ------------------  ------------------
OPERATIONS:
   Net investment income (loss)..............................................   $         (1,815)  $          (1,862)
   Net realized gain (loss) on security transactions.........................             43,627               4,984
   Net realized gain distributions...........................................             51,326                  --
   Change in unrealized appreciation (depreciation) during the period........            104,629             141,404
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from operations...........            197,767             144,526
                                                                               ------------------  ------------------

UNIT TRANSACTIONS:
   Purchases.................................................................             37,275              38,140
   Net transfers.............................................................             37,557              (2,268)
   Surrenders for benefit payments and fees..................................           (302,929)             (3,831)
   Other transactions........................................................                 --                  --
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions....           (228,097)             32,041
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets.....................................            (30,330)            176,567

NET ASSETS:
   Beginning of period.......................................................            525,734             291,387
                                                                               ------------------  ------------------
   End of period.............................................................   $        495,404   $         467,954
                                                                               ==================  ==================

                                                                                                      THE HARTFORD
                                                                                 THE HARTFORD            GROWTH
                                                                                  GROWTH FUND      OPPORTUNITIES FUND
                                                                                  SUB-ACCOUNT          SUB-ACCOUNT
                                                                               ------------------  ------------------
OPERATIONS:
   Net investment income (loss)..............................................  $             (56)  $            (148)
   Net realized gain (loss) on security transactions.........................                 71                  32
   Net realized gain distributions...........................................              1,828               1,480
   Change in unrealized appreciation (depreciation) during the period........              2,158               7,378
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from operations...........              4,001               8,742
                                                                               ------------------  ------------------

UNIT TRANSACTIONS:
   Purchases.................................................................              4,431               5,967
   Net transfers.............................................................                678              16,949
   Surrenders for benefit payments and fees..................................               (706)               (173)
   Other transactions........................................................                 --                  --
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions....              4,403              22,743
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets.....................................              8,404              31,485

NET ASSETS:
   Beginning of period.......................................................              9,830               9,148
                                                                               ------------------  ------------------
   End of period.............................................................  $          18,234   $          40,633
                                                                               ==================  ==================

                                                                                 THE HARTFORD
                                                                                    CAPITAL          THE HARTFORD
                                                                               APPRECIATION FUND     BALANCED FUND
                                                                                  SUB-ACCOUNT         SUB-ACCOUNT
                                                                               ------------------  ------------------
OPERATIONS:
   Net investment income (loss)..............................................  $          (1,058)  $           5,544
   Net realized gain (loss) on security transactions.........................              1,630               2,573
   Net realized gain distributions...........................................             28,458                  --
   Change in unrealized appreciation (depreciation) during the period........            171,020             133,094
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from operations...........            200,050             141,211
                                                                               ------------------  ------------------

UNIT TRANSACTIONS:
   Purchases.................................................................             65,554             117,982
   Net transfers.............................................................             50,671                 342
   Surrenders for benefit payments and fees..................................             (8,225)            (14,821)
   Other transactions........................................................                 --                  --
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions....            108,000             103,503
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets.....................................            308,050             244,714

NET ASSETS:
   Beginning of period.......................................................            433,168             671,990
                                                                               ------------------  ------------------
   End of period.............................................................  $         741,218   $         916,704
                                                                               ==================  ==================

                                                                                  THE HARTFORD        THE HARTFORD
                                                                                      MONEY             SMALLCAP
                                                                                   MARKET FUND         GROWTH FUND
                                                                                 SUB-ACCOUNT (1)       SUB-ACCOUNT
                                                                               ------------------  ------------------
OPERATIONS:
   Net investment income (loss)..............................................   $         (1,231)  $            (215)
   Net realized gain (loss) on security transactions.........................                 --               2,003
   Net realized gain distributions...........................................                 --               4,696
   Change in unrealized appreciation (depreciation) during the period........                 --              10,457
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from operations...........             (1,231)             16,941
                                                                               ------------------  ------------------

UNIT TRANSACTIONS:
   Purchases.................................................................             23,061               8,994
   Net transfers.............................................................           (398,065)             51,900
   Surrenders for benefit payments and fees..................................            (18,326)             (1,595)
   Other transactions........................................................                 (1)                 --
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions....           (393,331)             59,299
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets.....................................           (394,562)             76,240

NET ASSETS:
   Beginning of period.......................................................            394,562              19,505
                                                                               ------------------  ------------------
   End of period.............................................................   $             --   $          95,745
                                                                               ==================  ==================

(1) Effective September 27, 2013 The Hartford Money Market Fund was liquidated.



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                    SA-34

---------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    SA-35

SEPARATE ACCOUNT TWELVE


  HARTFORD LIFE INSURANCE COMPANY
  STATEMENTS OF CHANGES IN NET ASSETS -- (CONCLUDED)
  FOR THE PERIOD ENDED DECEMBER 31, 2013
--------------------------------------------------------------------------------


                                                                                  THE HARTFORD     HOTCHKIS AND WILEY
                                                                                     GLOBAL             LARGE CAP
                                                                                  RESEARCH FUND        VALUE FUND
                                                                                   SUB-ACCOUNT         SUB-ACCOUNT
                                                                               ------------------  ------------------
OPERATIONS:
   Net investment income (loss)..............................................  $              17   $               7
   Net realized gain (loss) on security transactions.........................                125                   3
   Net realized gain distributions...........................................              1,100                  --
   Change in unrealized appreciation (depreciation) during the period........                868                 141
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from operations...........              2,110                 151
                                                                               ------------------  ------------------

UNIT TRANSACTIONS:
   Purchases.................................................................              1,286               1,151
   Net transfers.............................................................              8,114                  --
   Surrenders for benefit payments and fees..................................               (436)                (36)
   Other transactions........................................................                 --                  (1)
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions....              8,964               1,114
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets.....................................             11,074               1,265

NET ASSETS:
   Beginning of period.......................................................              2,693                 122
                                                                               ------------------  ------------------
   End of period.............................................................  $          13,767   $           1,387
                                                                               ==================  ==================

                                                                                   LORD ABBETT             PIMCO
                                                                                      VALUE                TOTAL
                                                                               OPPORTUNITIES FUND       RETURN FUND
                                                                               SUB-ACCOUNT (2)(3)       SUB-ACCOUNT
                                                                               -------------------  -------------------
OPERATIONS:
   Net investment income (loss)..............................................   $             (48)   $           7,892
   Net realized gain (loss) on security transactions.........................                (919)              (6,976)
   Net realized gain distributions...........................................               3,675                  559
   Change in unrealized appreciation (depreciation) during the period........                 689              (15,660)
                                                                               -------------------  -------------------
   Net increase (decrease) in net assets resulting from operations...........               3,397              (14,185)
                                                                               -------------------  -------------------

UNIT TRANSACTIONS:
   Purchases.................................................................               3,193               17,945
   Net transfers.............................................................               4,092              (24,809)
   Surrenders for benefit payments and fees..................................                 (79)            (483,305)
   Other transactions........................................................                  --                   (2)
                                                                               -------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions....               7,206             (490,171)
                                                                               -------------------  -------------------
   Net increase (decrease) in net assets.....................................              10,603             (504,356)

NET ASSETS:
   Beginning of period.......................................................               8,378              589,107
                                                                               -------------------  -------------------
   End of period.............................................................   $          18,981    $          84,751
                                                                               ===================  ===================

                                                                                     VICTORY
                                                                                   DIVERSIFIED            INVESCO
                                                                                   STOCK FUND          COMSTOCK FUND
                                                                                   SUB-ACCOUNT          SUB-ACCOUNT
                                                                               -------------------  -------------------
OPERATIONS:
   Net investment income (loss)..............................................   $              81    $           3,272
   Net realized gain (loss) on security transactions.........................                  80              151,880
   Net realized gain distributions...........................................                 374                   --
   Change in unrealized appreciation (depreciation) during the period........               3,370              (56,357)
                                                                               -------------------  -------------------
   Net increase (decrease) in net assets resulting from operations...........               3,905               98,795
                                                                               -------------------  -------------------

UNIT TRANSACTIONS:
   Purchases.................................................................               2,801                1,862
   Net transfers.............................................................              10,010                1,811
   Surrenders for benefit payments and fees..................................                (305)            (506,055)
   Other transactions........................................................                  --                   --
                                                                               -------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions....              12,506             (502,382)
                                                                               -------------------  -------------------
   Net increase (decrease) in net assets.....................................              16,411             (403,587)

NET ASSETS:
   Beginning of period.......................................................               5,093              412,216
                                                                               -------------------  -------------------
   End of period.............................................................   $          21,504    $           8,629
                                                                               ===================  ===================

                                                                                     INVESCO
                                                                                   EQUITY AND
                                                                                   INCOME FUND
                                                                                   SUB-ACCOUNT
                                                                               ------------------
OPERATIONS:
   Net investment income (loss)..............................................  $           1,817
   Net realized gain (loss) on security transactions.........................              1,648
   Net realized gain distributions...........................................              6,521
   Change in unrealized appreciation (depreciation) during the period........             14,021
                                                                               ------------------
   Net increase (decrease) in net assets resulting from operations...........             24,007
                                                                               ------------------

UNIT TRANSACTIONS:
   Purchases.................................................................              4,914
   Net transfers.............................................................              3,838
   Surrenders for benefit payments and fees..................................               (514)
   Other transactions........................................................                 --
                                                                               ------------------
   Net increase (decrease) in net assets resulting from unit transactions....              8,238
                                                                               ------------------
   Net increase (decrease) in net assets.....................................             32,245

NET ASSETS:
   Beginning of period.......................................................             94,056
                                                                               ------------------
   End of period.............................................................  $         126,301
                                                                               ==================

(2)   Funded as of July 19, 2013.

(3) Effective July 19, 2013 Lord Abbett Small Cap Blend Fund merged with Lord Abbett Value Opportunities Fund.



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                    SA-36

---------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    SA-37

SEPARATE ACCOUNT TWELVE


  HARTFORD LIFE INSURANCE COMPANY
  STATEMENTS OF CHANGES IN NET ASSETS
  FOR THE PERIOD ENDED DECEMBER 31, 2012
--------------------------------------------------------------------------------


                                                                             ALLIANCEBERNSTEIN    AMERICAN FUNDS
                                                                               INTERNATIONAL      THE GROWTH FUND
                                                                                VALUE FUND        OF AMERICA FUND
                                                                                SUB-ACCOUNT         SUB-ACCOUNT
                                                                             ------------------  ------------------
OPERATIONS:
   Net investment income (loss)............................................  $              66   $               1
   Net realized gain (loss) on security transactions.......................                (25)                  1
   Net realized gain distributions.........................................                 --                  --
   Change in unrealized appreciation (depreciation) during the period......                226                  35
                                                                             ------------------  ------------------
   Net increase (decrease) in net assets resulting from operations.........                267                  37
                                                                             ------------------  ------------------

UNIT TRANSACTIONS:
   Purchases...............................................................                598                 249
   Net transfers...........................................................                 --                  --
   Surrenders for benefit payments and fees................................               (175)                (16)
   Other transactions......................................................                 --                  (1)
                                                                             ------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions..                423                 232
                                                                             ------------------  ------------------
   Net increase (decrease) in net assets...................................                690                 269

NET ASSETS:
   Beginning of period.....................................................              1,645                  99
                                                                             ------------------  ------------------
   End of period...........................................................  $           2,335   $             368
                                                                             ==================  ==================


                                                                               LIFEPATH 2020        LIFEPATH 2030
                                                                                 PORTFOLIO            PORTFOLIO
                                                                                SUB-ACCOUNT          SUB-ACCOUNT
                                                                             ------------------  -------------------
OPERATIONS:
   Net investment income (loss)............................................  $           1,434    $             668
   Net realized gain (loss) on security transactions.......................            (11,385)             (31,445)
   Net realized gain distributions.........................................              1,405                2,034
   Change in unrealized appreciation (depreciation) during the period......             22,981               45,553
                                                                             ------------------  -------------------
   Net increase (decrease) in net assets resulting from operations.........             14,435               16,810
                                                                             ------------------  -------------------

UNIT TRANSACTIONS:
   Purchases...............................................................             15,196               10,605
   Net transfers...........................................................                 --                4,638
   Surrenders for benefit payments and fees................................            (91,745)            (171,350)
   Other transactions......................................................                 --                   --
                                                                             ------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions..            (76,549)            (156,107)
                                                                             ------------------  -------------------
   Net increase (decrease) in net assets...................................            (62,114)            (139,297)

NET ASSETS:
   Beginning of period.....................................................            188,482              214,326
                                                                             ------------------  -------------------
   End of period...........................................................  $         126,368    $          75,029
                                                                             ==================  ===================

                                                                                                     LIFEPATH
                                                                               LIFEPATH 2040        RETIREMENT
                                                                                 PORTFOLIO           PORTFOLIO
                                                                                SUB-ACCOUNT         SUB-ACCOUNT
                                                                             ------------------  ------------------
OPERATIONS:
   Net investment income (loss)............................................  $           1,476   $           5,859
   Net realized gain (loss) on security transactions.......................            (24,221)             72,046
   Net realized gain distributions.........................................              3,519              13,917
   Change in unrealized appreciation (depreciation) during the period......             41,775             (31,932)
                                                                             ------------------  ------------------
   Net increase (decrease) in net assets resulting from operations.........             22,549              59,890
                                                                             ------------------  ------------------

UNIT TRANSACTIONS:
   Purchases...............................................................             30,671             150,163
   Net transfers...........................................................              3,364              (4,335)
   Surrenders for benefit payments and fees................................           (129,372)         (1,057,750)
   Other transactions......................................................                 --                 (32)
                                                                             ------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions..            (95,337)           (911,954)
                                                                             ------------------  ------------------
   Net increase (decrease) in net assets...................................            (72,788)           (852,064)

NET ASSETS:
   Beginning of period.....................................................            203,801           1,301,266
                                                                             ------------------  ------------------
   End of period...........................................................  $         131,013   $         449,202
                                                                             ==================  ==================

                                                                                                   GOLDMAN SACHS
                                                                              CALVERT EQUITY          MID CAP
                                                                                 PORTFOLIO          VALUE FUND
                                                                                SUB-ACCOUNT         SUB-ACCOUNT
                                                                             ------------------  ------------------
OPERATIONS:
   Net investment income (loss)............................................  $             (57)  $           2,572
   Net realized gain (loss) on security transactions.......................                 73                  18
   Net realized gain distributions.........................................                 22                  --
   Change in unrealized appreciation (depreciation) during the period......              1,630              40,864
                                                                             ------------------  ------------------
   Net increase (decrease) in net assets resulting from operations.........              1,668              43,454
                                                                             ------------------  ------------------

UNIT TRANSACTIONS:
   Purchases...............................................................              3,578               3,074
   Net transfers...........................................................                 --              26,636
   Surrenders for benefit payments and fees................................               (369)               (300)
   Other transactions......................................................                 --                  (1)
                                                                             ------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions..              3,209              29,409
                                                                             ------------------  ------------------
   Net increase (decrease) in net assets...................................              4,877              72,863

NET ASSETS:
   Beginning of period.....................................................             10,529             229,213
                                                                             ------------------  ------------------
   End of period...........................................................  $          15,406   $         302,076
                                                                             ==================  ==================

                                                                               THE HARTFORD         THE HARTFORD
                                                                               DIVIDEND AND         INTERNATIONAL
                                                                                GROWTH FUND      OPPORTUNITIES FUND
                                                                                SUB-ACCOUNT          SUB-ACCOUNT
                                                                             ------------------  -------------------
OPERATIONS:
   Net investment income (loss)............................................  $          24,743    $             223
   Net realized gain (loss) on security transactions.......................              4,549                 (710)
   Net realized gain distributions.........................................             29,516                   --
   Change in unrealized appreciation (depreciation) during the period......            134,856                5,143
                                                                             ------------------  -------------------
   Net increase (decrease) in net assets resulting from operations.........            193,664                4,656
                                                                             ------------------  -------------------

UNIT TRANSACTIONS:
   Purchases...............................................................            111,473                6,187
   Net transfers...........................................................            108,568                 (993)
   Surrenders for benefit payments and fees................................            (54,650)              (2,319)
   Other transactions......................................................                 (2)                  --
                                                                             ------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions..            165,389                2,875
                                                                             ------------------  -------------------
   Net increase (decrease) in net assets...................................            359,053                7,531

NET ASSETS:
   Beginning of period.....................................................          1,434,990               23,817
                                                                             ------------------  -------------------
   End of period...........................................................  $       1,794,043    $          31,348
                                                                             ==================  ===================


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                    SA-38

---------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    SA-39

SEPARATE ACCOUNT TWELVE


  HARTFORD LIFE INSURANCE COMPANY
  STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
  FOR THE PERIOD ENDED DECEMBER 31, 2012
--------------------------------------------------------------------------------


                                                                                 THE HARTFORD        THE HARTFORD
                                                                                     SMALL            HEALTHCARE
                                                                                 COMPANY FUND            FUND
                                                                                  SUB-ACCOUNT         SUB-ACCOUNT
                                                                               ------------------  ------------------
OPERATIONS:
   Net investment income (loss)..............................................  $          (1,298)  $          (1,310)
   Net realized gain (loss) on security transactions.........................               (824)              1,536
   Net realized gain distributions...........................................             35,275                  --
   Change in unrealized appreciation (depreciation) during the period........             31,515              43,319
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from operations...........             64,668              43,545
                                                                               ------------------  ------------------

UNIT TRANSACTIONS:
   Purchases.................................................................             39,029              41,250
   Net transfers.............................................................             45,136               7,917
   Surrenders for benefit payments and fees..................................            (30,393)            (13,413)
   Other transactions........................................................                 (5)                 (1)
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions....             53,767              35,753
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets.....................................            118,435              79,298

NET ASSETS:
   Beginning of period.......................................................            407,299             212,089
                                                                               ------------------  ------------------
   End of period.............................................................  $         525,734   $         291,387
                                                                               ==================  ==================

                                                                                                       THE HARTFORD
                                                                                  THE HARTFORD            GROWTH
                                                                                   GROWTH FUND      OPPORTUNITIES FUND
                                                                                   SUB-ACCOUNT          SUB-ACCOUNT
                                                                               -------------------  ------------------
OPERATIONS:
   Net investment income (loss)..............................................   $             (34)  $             (37)
   Net realized gain (loss) on security transactions.........................                 (61)                (35)
   Net realized gain distributions...........................................                  --                  --
   Change in unrealized appreciation (depreciation) during the period........               1,200               1,867
                                                                               -------------------  ------------------
   Net increase (decrease) in net assets resulting from operations...........               1,105               1,795
                                                                               -------------------  ------------------

UNIT TRANSACTIONS:
   Purchases.................................................................               3,388               2,581
   Net transfers.............................................................                 105                (181)
   Surrenders for benefit payments and fees..................................                (560)             (2,290)
   Other transactions........................................................                  --                  (1)
                                                                               -------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions....               2,933                 109
                                                                               -------------------  ------------------
   Net increase (decrease) in net assets.....................................               4,038               1,904

NET ASSETS:
   Beginning of period.......................................................               5,792               7,244
                                                                               -------------------  ------------------
   End of period.............................................................   $           9,830   $           9,148
                                                                               ===================  ==================

                                                                                  THE HARTFORD
                                                                                     CAPITAL         THE HARTFORD
                                                                                APPRECIATION FUND    BALANCED FUND
                                                                                   SUB-ACCOUNT      SUB-ACCOUNT (1)
                                                                               ------------------  ------------------
OPERATIONS:
   Net investment income (loss)..............................................  $           1,099   $           5,961
   Net realized gain (loss) on security transactions.........................            (14,158)              1,445
   Net realized gain distributions...........................................                 --                  --
   Change in unrealized appreciation (depreciation) during the period........             84,770              49,888
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from operations...........             71,711              57,294
                                                                               ------------------  ------------------

UNIT TRANSACTIONS:
   Purchases.................................................................             71,750             144,520
   Net transfers.............................................................             (1,868)              3,998
   Surrenders for benefit payments and fees..................................            (80,271)            (26,293)
   Other transactions........................................................                 --                  (3)
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions....            (10,389)            122,222
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets.....................................             61,322             179,516

NET ASSETS:
   Beginning of period.......................................................            371,846             492,474
                                                                               ------------------  ------------------
   End of period.............................................................  $         433,168   $         671,990
                                                                               ==================  ==================

                                                                                  THE HARTFORD         THE HARTFORD
                                                                                      MONEY              SMALLCAP
                                                                                   MARKET FUND          GROWTH FUND
                                                                                   SUB-ACCOUNT          SUB-ACCOUNT
                                                                               -------------------  -------------------
OPERATIONS:
   Net investment income (loss)..............................................   $          (1,829)   $             (59)
   Net realized gain (loss) on security transactions.........................                  --                   14
   Net realized gain distributions...........................................                  --                   --
   Change in unrealized appreciation (depreciation) during the period........                  --                2,273
                                                                               -------------------  -------------------
   Net increase (decrease) in net assets resulting from operations...........              (1,829)               2,228
                                                                               -------------------  -------------------

UNIT TRANSACTIONS:
   Purchases.................................................................              92,356                4,459
   Net transfers.............................................................                  --                1,176
   Surrenders for benefit payments and fees..................................             (81,647)                (264)
   Other transactions........................................................                  --                   --
                                                                               -------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions....              10,709                5,371
                                                                               -------------------  -------------------
   Net increase (decrease) in net assets.....................................               8,880                7,599

NET ASSETS:
   Beginning of period.......................................................             385,682               11,906
                                                                               -------------------  -------------------
   End of period.............................................................   $         394,562    $          19,505
                                                                               ===================  ===================

(1)   Formerly The Hartford Advisers Fund. Change effective June 29, 2012.



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                    SA-40

---------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    SA-41

SEPARATE ACCOUNT TWELVE


  HARTFORD LIFE INSURANCE COMPANY
  STATEMENTS OF CHANGES IN NET ASSETS -- (CONCLUDED)
  FOR THE PERIOD ENDED DECEMBER 31, 2012
--------------------------------------------------------------------------------


                                                                                THE HARTFORD      HOTCHKIS AND WILEY
                                                                                   GLOBAL              LARGE CAP
                                                                                RESEARCH FUND         VALUE FUND
                                                                                 SUB-ACCOUNT        SUB-ACCOUNT (2)
                                                                             -------------------  -------------------
OPERATIONS:
   Net investment income (loss)............................................   $              48   $                1
   Net realized gain (loss) on security transactions.......................                 615                   --
   Net realized gain distributions.........................................                  --                   --
   Change in unrealized appreciation (depreciation) during the period......                 423                    1
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from operations.........               1,086                    2
                                                                             -------------------  -------------------

UNIT TRANSACTIONS:
   Purchases...............................................................                 895                  123
   Net transfers...........................................................                (403)                  --
   Surrenders for benefit payments and fees................................              (6,646)                  (3)
   Other transactions......................................................                  --                   --
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions..              (6,154)                 120
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets...................................              (5,068)                 122

NET ASSETS:
   Beginning of period.....................................................               7,761                   --
                                                                             -------------------  -------------------
   End of period...........................................................   $           2,693   $              122
                                                                             ===================  ===================

                                                                                 LORD ABBETT             PIMCO
                                                                                  SMALL CAP              TOTAL
                                                                                 BLEND FUND           RETURN FUND
                                                                                 SUB-ACCOUNT          SUB-ACCOUNT
                                                                             -------------------  ------------------
OPERATIONS:
   Net investment income (loss)............................................  $              (27)  $          19,673
   Net realized gain (loss) on security transactions.......................                 (12)              1,422
   Net realized gain distributions.........................................                  --              13,580
   Change in unrealized appreciation (depreciation) during the period......                 803              11,469
                                                                             -------------------  ------------------
   Net increase (decrease) in net assets resulting from operations.........                 764              46,144
                                                                             -------------------  ------------------

UNIT TRANSACTIONS:
   Purchases...............................................................               1,387              12,189
   Net transfers...........................................................                 388             101,606
   Surrenders for benefit payments and fees................................                 (26)            (40,927)
   Other transactions......................................................                  --                   3
                                                                             -------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions..               1,749              72,871
                                                                             -------------------  ------------------
   Net increase (decrease) in net assets...................................               2,513             119,015

NET ASSETS:
   Beginning of period.....................................................               5,865             470,092
                                                                             -------------------  ------------------
   End of period...........................................................  $            8,378   $         589,107
                                                                             ===================  ==================

                                                                                   VICTORY
                                                                                 DIVERSIFIED           INVESCO
                                                                                 STOCK FUND         COMSTOCK FUND
                                                                                 SUB-ACCOUNT       SUB-ACCOUNT (3)
                                                                             ------------------  ------------------
OPERATIONS:
   Net investment income (loss)............................................  $              45   $           5,666
   Net realized gain (loss) on security transactions.......................                 (2)             (1,773)
   Net realized gain distributions.........................................                 --                  --
   Change in unrealized appreciation (depreciation) during the period......                533              59,036
                                                                             ------------------  ------------------
   Net increase (decrease) in net assets resulting from operations.........                576              62,929
                                                                             ------------------  ------------------

UNIT TRANSACTIONS:
   Purchases...............................................................                413                 764
   Net transfers...........................................................              1,010              28,605
   Surrenders for benefit payments and fees................................                (47)             (7,263)
   Other transactions......................................................                  1                  --
                                                                             ------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions..              1,377              22,106
                                                                             ------------------  ------------------
   Net increase (decrease) in net assets...................................              1,953              85,035

NET ASSETS:
   Beginning of period.....................................................              3,140             327,181
                                                                             ------------------  ------------------
   End of period...........................................................  $           5,093   $         412,216
                                                                             ==================  ==================

                                                                                  INVESCO
                                                                                EQUITY AND
                                                                                INCOME FUND
                                                                              SUB-ACCOUNT (4)
                                                                             ------------------
OPERATIONS:
   Net investment income (loss)............................................  $           1,533
   Net realized gain (loss) on security transactions.......................                 25
   Net realized gain distributions.........................................                 --
   Change in unrealized appreciation (depreciation) during the period......              6,810
                                                                             ------------------
   Net increase (decrease) in net assets resulting from operations.........              8,368
                                                                             ------------------

UNIT TRANSACTIONS:
   Purchases...............................................................              4,944
   Net transfers...........................................................             25,684
   Surrenders for benefit payments and fees................................               (415)
   Other transactions......................................................                 --
                                                                             ------------------
   Net increase (decrease) in net assets resulting from unit transactions..             30,213
                                                                             ------------------
   Net increase (decrease) in net assets...................................             38,581

NET ASSETS:
   Beginning of period.....................................................             55,475
                                                                             ------------------
   End of period...........................................................  $          94,056
                                                                             ==================

(2)   Funded as of November 6, 2012

(3) Formerly Invesco Van Kampen Comstock Fund. Change effective September 24, 2012.

(4) Formerly Invesco Van Kampen Equity and Income Fund. Change effective September 24, 2012.



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                    SA-42

---------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    SA-43

SEPARATE ACCOUNT TWELVE


  HARTFORD LIFE INSURANCE COMPANY
  NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


I.   ORGANIZATION:

     Separate Account Twelve (the "Account") is a separate investment account established by Hartford Life Insurance Company (the "Sponsor Company") and is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940, as amended. Both the Sponsor Company and the Account are subject to supervision and regulation by the Department of Insurance of the State of Connecticut and the SEC. On January 1, 2013, the Sponsor Company entered into a reinsurance agreement with Massachusetts Mutual Life Insurance Company (the "Agent for Service") to re-insure the obligations of the Sponsor Company and to provide administration of the Account. The contract owners of the Sponsor Company direct their deposits into various investment options (the "Sub-Accounts") within the Account.

     The Account is comprised of the following Sub-Accounts: The AllianceBernstein International Value Fund, American Funds The Growth Fund of America(R), LifePath 2020 Portfolio(R), LifePath 2030 Portfolio(R), LifePath 2040 Portfolio(R), LifePath(R) Retirement Portfolio, Calvert Equity Portfolio, Goldman Sachs Mid Cap Value Fund, The Hartford Dividend and Growth Fund, The Hartford International Opportunities Fund, The Hartford Small Company Fund, The Hartford Healthcare Fund, The Hartford Growth Opportunities Fund (merged with Hartford Growth Fund), The Hartford Capital Appreciation Fund, The Hartford Balanced Fund, The Hartford SmallCap Growth Fund, Hartford Global Equity Income Fund (formerly Hartford Global Research Fund), Hotchkis and Wiley Large Cap Value Fund, Lord Abbett Value Opportunities Fund, PIMCO Total Return Fund, Victory Diversified Stock Fund, Invesco Comstock Fund, and Invesco Equity and Income Fund

     The Sub-accounts are invested in mutual funds (the "Funds") of the same name.

     If a Fund is subject to a merger by the fund manager, the Sub-account invested in the surviving Fund acquires the net assets of the Sub-Account associated with the merging fund on the date disclosed. These amounts are reflected in the statements of changes in net assets as a net transfer. For financial statement purposes, assets received by the Sub-Account were recorded at fair value as follows:


     SURVIVING SUB-ACCOUNT                    ASSETS RECEIVED IN 2014
     ---------------------------------------  -----------------------
     Hartford Growth Opportunities
       HLS Fund.............................          $19,691

     Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the Sponsor Company's other assets and liabilities and are not chargeable with liabilities arising out of any other business the Sponsor Company may conduct.

2.   SIGNIFICANT ACCOUNTING POLICIES:

     The following is a summary of significant accounting policies of the Account, which are in accordance with accounting principles generally accepted in the United States of America (U.S. GAAP):

     a) SECURITY TRANSACTIONS -- Security transactions are recorded on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sales of securities are computed using the average cost method. Dividend income is either accrued daily or as of the ex-dividend date based upon the fund. Net realized gain distributions income is accrued as of the ex-dividend date. Net realized gain distributions income represents those dividends from the Funds, which are characterized as capital gains under tax regulations.

     b) UNIT TRANSACTIONS -- Unit transactions are executed based on the unit values calculated at the close of the business day.

     c) FEDERAL INCOME TAXES -- The operations of the Account form a part of, and are taxed with, the total operations of the Sponsor Company, which is taxed as an insurance company under the Internal Revenue Code (IRC). Under the current provisions of the IRC, the Sponsor Company does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited to the contract owners. Based on this, no charge is being made currently to the Account for federal income taxes. The Sponsor Company will review periodically the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the contracts.

     d) USE OF ESTIMATES -- The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Actual results could differ from those estimates. The most significant estimate contained within the financial statements are the fair value measurements.

     e) MORTALITY RISK -- The mortality risk associated with net assets allocated to contracts in the annuity period is determined using certain mortality tables. The mortality risk is fully borne by the Sponsor Company and may result in additional amounts being transferred into the Account by the Sponsor Company to cover greater


--------------------------------------------------------------------------------
                                    SA-44

---------------------------------------------------------------------------
        longevity of contract owners than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the Sponsor Company.

     f) FAIR VALUE MEASUREMENTS -- The Sub-Accounts' investments are carried at fair value in the Account's financial statements. The investments in shares of the Funds are valued at the December 31, 2014 closing net asset value as determined by the appropriate Fund manager. For financial instruments that are carried at fair value, a hierarchy is used to place the instruments into three broad levels (Levels 1, 2 and 3) by prioritizing the inputs in the valuation techniques used to measure fair value.

        Level 1: Observable inputs that reflect unadjusted quoted prices for identical assets or liabilities in active markets that the Account has the ability to access at the measurement date. Level 1 investments include highly liquid open-ended management investment companies ("mutual funds").

        Level 2: Observable inputs, other than unadjusted quoted prices included in Level 1, for the asset or liability or prices for similar assets and liabilities. Level 2 investments include those that are model priced by vendors using observable inputs.

        Level 3: Valuations that are derived from techniques in which one or more of the significant inputs are unobservable (including assumptions about risk). Because Level 3 fair values, by their nature, contain unobservable market inputs, considerable judgment is used to determine the Level 3 fair values. Level 3 fair values represent the best estimate of an amount that could be realized in a current market exchange absent actual market exchanges.

        In certain cases, the inputs used to measure fair value fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement.

        As of December 31, 2014, the Sub-Accounts invest in mutual funds which are carried at fair value and represent Level 1 investments under the fair value hierarchy levels. There were no Level 2 or Level 3 investments in the Sub-Accounts. The Account's policy is to recognize transfers of securities among the levels at the beginning of the reporting period. There were no transfers among the levels for the periods ended December 31, 2014 and 2013.

     g) ACCOUNTING FOR UNCERTAIN TAX POSITIONS -- Management evaluates whether or not there are uncertain tax positions that require financial statement recognition and has determined that no reserves for uncertain tax positions are required at December 31, 2014. The 2007 through 2014 tax years generally remain subject to examination by U.S. federal and most state tax authorities.

3.   ADMINISTRATION OF THE ACCOUNT AND RELATED CHARGES:

     Each Sub-Account is charged certain fees, according to contract terms, as follows:

     a) PROGRAM AND ADMINISTRATIVE CHARGES -- The Sponsor Company provides administrative services to the Account and receives a maximum annual fee of 0.50% of the Sub-Account's average daily net assets for these services. These charges are reflected in the accompanying statements of operations as a reduction in unit value.

     b) TAX EXPENSE CHARGES -- If applicable, the Sponsor Company will make deductions up to a maximum rate of 3.50% of the contract's average daily net assets to meet premium tax requirements. An additional tax charge based on a percentage of the Sub-Account's average daily net assets may be assessed on partial withdrawals or surrenders. These charges are a redemption of units from applicable contract owners' accounts and are reflected in surrenders for benefit payments and fees on the accompanying statements of changes in net assets.

     c) ANNUAL MAINTENANCE FEES -- An annual maintenance fee up to $30 may be charged. These charges are deducted through a redemption of units from applicable contract owners' accounts and are reflected in surrenders for benefit payments and fees on the accompanying statements of changes in net assets.

     d) TRANSACTION WITH RELATED PARTY -- Hartford Funds, an affiliate of the Sponsor, provides investment advisory services to the Hartford HLS Funds and charges advisory fees at a maximum annual rate of 0.9% of the Funds' average daily net assets.




--------------------------------------------------------------------------------
                                    SA-45

SEPARATE ACCOUNT TWELVE


  HARTFORD LIFE INSURANCE COMPANY
  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
--------------------------------------------------------------------------------


4.   PURCHASES AND SALES OF INVESTMENTS:

     The cost of purchases and proceeds from sales of investments for the period ended December 31, 2014 were as follows:


                                                                                                           PURCHASES      PROCEEDS
SUB-ACCOUNT                                                                                                 AT COST      FROM SALES
---------------------------------------------------------------------------------------------------       ----------    ------------
AllianceBernstein International Value Fund.........................................................       $   28,203    $      1,539
American Funds The Growth Fund of America(R).......................................................            3,516             163
LifePath 2020 Portfolio(R).........................................................................           49,845           4,693
LifePath 2030 Portfolio(R).........................................................................           41,670          28,859
LifePath 2040 Portfolio(R).........................................................................           69,835           3,943
LifePath(R) Retirement Portfolio...................................................................           99,589          27,106
Calvert Equity Portfolio...........................................................................            6,751             876
Goldman Sachs Mid Cap Value Fund...................................................................           34,313          16,030
The Hartford Dividend and Growth Fund..............................................................          184,409          27,435
The Hartford International Opportunities Fund......................................................           21,806             321
The Hartford Small Company Fund....................................................................          104,401          24,205
The Hartford Healthcare Fund.......................................................................           66,644           7,568
The Hartford Growth Fund*..........................................................................            3,539          20,457
The Hartford Growth Opportunities Fund*............................................................           45,290           1,695
The Hartford Capital Appreciation Fund.............................................................          256,074          23,324
The Hartford Balanced Fund.........................................................................           57,200          16,704
The Hartford SmallCap Growth Fund..................................................................           16,475          11,018
Hartford Global Equity Income Fund*................................................................            1,579             378
Hotchkis and Wiley Large Cap Value Fund............................................................              566             147
Lord Abbett Value Opportunities Fund...............................................................            4,502             317
PIMCO Total Return Fund............................................................................           28,874          10,097
Victory Diversified Stock Fund.....................................................................            8,801           1,104
Invesco Comstock Fund..............................................................................            2,331             198
Invesco Equity and Income Fund.....................................................................           26,164             601

*    See Note I for additional information related to this Sub-Account.

     The cost of purchases and proceeds from sales of investments for the year ended December 31, 2013 were as follows:


                                                                                                           PURCHASES      PROCEEDS
SUB-ACCOUNT                                                                                                 AT COST      FROM SALES
---------------------------------------------------------------------------------------------------       ----------    ------------
AllianceBernstein International Value Fund.........................................................       $    8,748    $        197
American Funds The Growth Fund of America Fund.....................................................           13,726              70
LifePath 2020 Portfolio............................................................................           26,461          28,777
LifePath 2030 Portfolio............................................................................           72,440          48,134
LifePath 2040 Portfolio............................................................................           66,748         139,376
LifePath Retirement Portfolio......................................................................          109,202         170,507
Calvert Equity Portfolio...........................................................................            9,052             516
Goldman Sachs Mid Cap Value Fund...................................................................           77,401         365,892
The Hartford Dividend and Growth Fund..............................................................          203,623       1,256,665
The Hartford International Opportunities Fund......................................................           36,900          31,710
The Hartford Small Company Fund....................................................................          128,058         306,644
The Hartford Healthcare Fund.......................................................................           52,000          21,821
The Hartford Growth Fund...........................................................................            6,979             803
The Hartford Growth Opportunities Fund.............................................................           24,313             239
The Hartford Capital Appreciation Fund.............................................................          149,572          14,171
The Hartford Balanced Fund.........................................................................          126,803          17,756
The Hartford Money Market Fund*....................................................................           20,435         414,997


--------------------------------------------------------------------------------
                                    SA-46

---------------------------------------------------------------------------

                                                                                                           PURCHASES      PROCEEDS
SUB-ACCOUNT                                                                                                 AT COST      FROM SALES
---------------------------------------------------------------------------------------------------       ----------    ------------
The Hartford SmallCap Growth Fund..................................................................       $   70,506    $      6,725
The Hartford Global Research Fund..................................................................           10,829             747
Hotchkis and Wiley Large Cap Value Fund............................................................            1,140              19
Lord Abbett Value Opportunities Fund*..............................................................           22,358          11,524
PIMCO Total Return Fund............................................................................           65,554         547,275
Victory Diversified Stock Fund.....................................................................           13,458             495
Invesco Comstock Fund..............................................................................            6,969         506,079
Invesco Equity and Income Fund.....................................................................           28,078          11,502

     The cost of purchases and proceeds from sales of investments for the year ended December 31, 2012 were as follows:


                                                                                                           PURCHASES      PROCEEDS
SUB-ACCOUNT                                                                                                 AT COST      FROM SALES
---------------------------------------------------------------------------------------------------       ----------    ------------
AllianceBernstein International Value Fund.........................................................       $      669    $        180
American Funds The Growth Fund of America Fund.....................................................              251              17
LifePath 2020 Portfolio............................................................................           18,291          92,000
LifePath 2030 Portfolio............................................................................           17,885         171,289
LifePath 2040 Portfolio............................................................................           38,723         129,065
LifePath Retirement Portfolio......................................................................          169,956       1,062,134
Calvert Equity Portfolio...........................................................................            3,580             407
Goldman Sachs Mid Cap Value Fund...................................................................           32,711             731
The Hartford Dividend and Growth Fund..............................................................          275,448          55,799
The Hartford International Opportunities Fund......................................................            6,592           3,493
The Hartford Small Company Fund....................................................................          117,751          30,007
The Hartford Healthcare Fund.......................................................................           49,058          14,615
The Hartford Growth Fund...........................................................................            4,347           1,448
The Hartford Growth Opportunities Fund.............................................................            3,331           3,259
The Hartford Capital Appreciation Fund.............................................................           74,349          83,640
The Hartford Balanced Fund.........................................................................          155,782          27,598
The Hartford Money Market Fund.....................................................................           91,184          82,304
The Hartford SmallCap Growth Fund..................................................................            5,625             314
The Hartford Global Research Fund..................................................................              942           7,049
Hotchkis and Wiley Large Cap Value Fund............................................................              125               4
Lord Abbett Small Cap Blend Fund...................................................................            1,931             210
PIMCO Total Return Fund............................................................................          147,118          40,996
Victory Diversified Stock Fund.....................................................................            1,502              81
Invesco Comstock Fund..............................................................................           35,049           7,276
Invesco Equity and Income Fund.....................................................................           32,325             579

5.   CHANGES IN UNITS OUTSTANDING:

     The changes in units outstanding for the period ended December 31, 2014 were as follows:


                                                                                                 UNITS       UNITS      NET INCREASE
SUB-ACCOUNT                                                                                     ISSUED     REDEEMED      (DECREASE)
-----------------------------------------------------------------------------------------       ------    ----------    ------------
AllianceBernstein International Value Fund...............................................        3,288         118          3,170
American Funds The Growth Fund of America(R).............................................          120           6            114
LifePath 2020 Portfolio(R)...............................................................        2,328         311          2,017
LifePath 2030 Portfolio(R)...............................................................        2,075       2,140            (65)
LifePath 2040 Portfolio(R)...............................................................        4,059         270          3,789
LifePath(R) Retirement Portfolio.........................................................        9,308       2,471          6,837


--------------------------------------------------------------------------------
                                    SA-47

SEPARATE ACCOUNT TWELVE


  HARTFORD LIFE INSURANCE COMPANY
  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
--------------------------------------------------------------------------------



                                                                                                 UNITS       UNITS      NET INCREASE
SUB-ACCOUNT                                                                                     ISSUED     REDEEMED      (DECREASE)
-----------------------------------------------------------------------------------------       ------    ----------    ------------
Calvert Equity Portfolio.................................................................          201          20            181
Goldman Sachs Mid Cap Value Fund.........................................................          935         350            585
The Hartford Dividend and Growth Fund....................................................        2,956       1,048          1,908
The Hartford International Opportunities Fund............................................        1,120          12          1,108
The Hartford Small Company Fund..........................................................        1,156         916            240
The Hartford Healthcare Fund.............................................................          997         190            807
The Hartford Growth Fund*................................................................          134       1,306         (1,172)
The Hartford Growth Opportunities Fund*..................................................        1,769          89          1,680
The Hartford Capital Appreciation Fund...................................................        2,422         888          1,534
The Hartford Balanced Fund...............................................................        2,748         750          1,998
The Hartford SmallCap Growth Fund........................................................          626         636            (10)
Hartford Global Equity Income Fund*......................................................           74          20             54
Hotchkis and Wiley Large Cap Value Fund..................................................           30           8             22
Lord Abbett Value Opportunities Fund.....................................................          169          15            154
PIMCO Total Return Fund..................................................................        1,634         865            769
Victory Diversified Stock Fund...........................................................          343          52            291
Invesco Comstock Fund....................................................................          130          10            120
Invesco Equity and Income Fund...........................................................          908          15            893

*    See Note I for additional information related to this Sub-Account.

     The changes in units outstanding for the period ended December 31, 2013 were as follows:


                                                                                                 UNITS       UNITS      NET INCREASE
SUB-ACCOUNT                                                                                     ISSUED     REDEEMED      (DECREASE)
-----------------------------------------------------------------------------------------       ------    ----------    ------------
AllianceBernstein International Value Fund...............................................        1,116           24          1,092
American Funds The Growth Fund of America Fund...........................................        1,005            2          1,003
LifePath 2020 Portfolio..................................................................        1,388        2,262           (874)
LifePath 2030 Portfolio..................................................................        5,319        3,901          1,418
LifePath 2040 Portfolio..................................................................        5,133       11,593         (6,460)
LifePath Retirement Portfolio............................................................        9,446       12,961         (3,515)
Calvert Equity Portfolio.................................................................          561           14            547
Goldman Sachs Mid Cap Value Fund.........................................................        3,262        7,718         (4,456)
The Hartford Dividend and Growth Fund....................................................        6,707       51,064        (44,357)
The Hartford International Opportunities Fund............................................        2,592        2,376            216
The Hartford Small Company Fund..........................................................        3,955       13,065         (9,110)
The Hartford Healthcare Fund.............................................................        2,563        1,140          1,423
The Hartford Growth Fund.................................................................          399           60            339
The Hartford Growth Opportunities Fund...................................................        1,736            9          1,727
The Hartford Capital Appreciation Fund...................................................        6,012          642          5,370
The Hartford Balanced Fund...............................................................        7,767          990          6,777
The Hartford Money Market Fund...........................................................        1,910       41,640        (39,730)
The Hartford SmallCap Growth Fund........................................................        4,326          210          4,116
The Hartford Global Research Fund........................................................          543           64            479
Hotchkis and Wiley Large Cap Value Fund..................................................           73            1             72
Lord Abbett Value Opportunities Fund.....................................................        1,726          887            839
PIMCO Total Return Fund..................................................................        4,403       50,168        (45,765)
Victory Diversified Stock Fund...........................................................        1,009           25            984
Invesco Comstock Fund....................................................................          399       23,125        (22,726)
Invesco Equity and Income Fund...........................................................        1,543        1,061            482


--------------------------------------------------------------------------------
                                    SA-48

---------------------------------------------------------------------------

     The changes in units outstanding for the period ended December 31, 2012 were as follows:


                                                                                                UNITS        UNITS      NET INCREASE
SUB-ACCOUNT                                                                                    ISSUED      REDEEMED      (DECREASE)
-----------------------------------------------------------------------------------------      -------    ----------    ------------
AllianceBernstein International Value Fund...............................................          100           29             71
American Funds The Growth Fund of America Fund...........................................           23            1             22
LifePath 2020 Portfolio..................................................................        1,291        8,024         (6,733)
LifePath 2030 Portfolio..................................................................        1,336       15,735        (14,399)
LifePath 2040 Portfolio..................................................................        3,178       12,369         (9,191)
LifePath Retirement Portfolio............................................................       14,082       84,975        (70,893)
Calvert Equity Portfolio.................................................................          278           30            248
Goldman Sachs Mid Cap Value Fund.........................................................          975           37            938
The Hartford Dividend and Growth Fund....................................................       14,562        2,748         11,814
The Hartford International Opportunities Fund............................................          558          304            254
The Hartford Small Company Fund..........................................................        5,832        1,511          4,321
The Hartford Healthcare Fund.............................................................        3,093          736          2,357
The Hartford Growth Fund.................................................................          369          131            238
The Hartford Growth Opportunities Fund...................................................          229          285            (56)
The Hartford Capital Appreciation Fund...................................................        5,192        4,000          1,192
The Hartford Balanced Fund...............................................................       10,939        1,755          9,184
The Hartford Money Market Fund...........................................................       10,705       68,646        (57,941)
The Hartford SmallCap Growth Fund........................................................          497           22            475
The Hartford Global Research Fund........................................................           70          750           (680)
Hotchkis and Wiley Large Cap Value Fund..................................................           10           --             10
Lord Abbett Small Cap Blend Fund.........................................................          165           13            152
PIMCO Total Return Fund..................................................................       12,433        2,769          9,664
Victory Diversified Stock Fund...........................................................          115            6            109
Invesco Comstock Fund....................................................................        2,185          706          1,479
Invesco Equity and Income Fund...........................................................        3,339           26          3,313

6.   FINANCIAL HIGHLIGHTS:

     The following is a summary of units, unit fair values, net assets, expense ratios, investment income ratios, and total return ratios representing the lowest and highest contract charges for each of the periods presented within each Sub-Account that had outstanding units as of and for the period ended December 31, 2014. The unit value range presented below represents the unit values of the highest and lowest contract charges, therefore a specific Sub-Account unit value may be outside of the range presented in this table. In the case of fund mergers, the expense, investment income, and total return ratios are calculated using only the results of the surviving fund and exclude the results of the funds merged into the surviving fund.

                                                                                          INVESTMENT
                             UNIT                                     EXPENSE               INCOME               TOTAL RETURN
                          FAIR VALUE                              RATIO LOWEST TO       RATIO LOWEST TO         RATIO LOWEST TO
      UNITS #         LOWEST TO HIGHEST #        NET ASSETS          HIGHEST*              HIGHEST**              HIGHEST***
     --------  -------------------------------  ------------  ---------------------  --------------------  -------------------------
ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND
2014     4,551  $  7.620533   to   $ 12.140000   $    34,748     --     to   0.50%    1.40%    to   3.50%    (9.47)%   to    (7.02)%
2013     1,381     8.196067   to     13.410000        11,748     --     to   0.50%    5.03%    to   8.08%    16.41%    to    21.45%
2012       289     6.748367   to     11.520000         2,335     --     to   0.50%    3.26%    to   4.21%    10.77%    to    13.64%
2011       218     5.938599   to     10.400000         1,645     --     to   0.50%    3.91%    to   5.06%   (23.87)%   to   (20.60)%
2010       189     7.479268   to     13.660000         1,868     --     to   0.50%    4.04%    to   4.04%     0.07%    to     2.87%

AMERICAN FUNDS THE GROWTH FUND OF AMERICA(R)
2014     1,149    16.684687   to     16.684687        19,168   0.50%    to   0.50%    0.03%    to   0.03%     8.40%    to     8.40%
2013     1,035    15.392175   to     15.392175        15,935   0.50%    to   0.50%    0.04%    to   0.04%    32.76%    to    32.76%
2012        32    11.593823   to     11.593823           368   0.50%    to   0.50%    0.89%    to   0.89%    19.60%    to    19.60%
2011        10     9.694028   to      9.694028            99   0.50%    to   0.50%    0.36%    to   0.36%    (5.62)%   to    (5.62)%
2010        10    10.271086   to     10.271086           105   0.50%    to   0.50%    0.62%    to   0.62%    11.40%    to    11.40%


--------------------------------------------------------------------------------
                                    SA-49

SEPARATE ACCOUNT TWELVE


  HARTFORD LIFE INSURANCE COMPANY
  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
--------------------------------------------------------------------------------


                                                                                          INVESTMENT
                             UNIT                                     EXPENSE               INCOME               TOTAL RETURN
                          FAIR VALUE                              RATIO LOWEST TO       RATIO LOWEST TO         RATIO LOWEST TO
      UNITS #         LOWEST TO HIGHEST #        NET ASSETS          HIGHEST*              HIGHEST**              HIGHEST***
     --------  -------------------------------  ------------  ---------------------  --------------------  -------------------------
LIFEPATH 2020 PORTFOLIO(R)
2014    11,623  $ 13.684082   to   $ 13.684082   $   159,048   0.50%    to   0.50%    1.45%    to   1.45%     4.20%    to     4.20%
2013     9,606    13.132251   to     13.132251       126,153   0.50%    to   0.50%    1.35%    to   1.35%     8.91%    to     8.91%
2012    10,480    12.057710   to     12.057710       126,368   0.50%    to   0.50%    1.57%    to   1.57%    10.12%    to    10.12%
2011    17,213    10.949813   to     10.949813       188,482   0.50%    to   0.50%    1.35%    to   1.35%     0.76%    to     0.76%
2010    77,517    10.867728   to     10.867728       842,436   0.50%    to   0.50%    1.69%    to   1.69%    10.01%    to    10.01%

LIFEPATH 2030 PORTFOLIO(R)
2014     7,884    13.545775   to     14.280000       106,931     --     to   0.50%    1.45%    to   1.68%    (8.93)%   to     4.46%
2013     7,949    12.967722   to     12.967722       103,084   0.50%    to   0.50%    1.50%    to   1.50%    12.88%    to    12.88%
2012     6,531    11.488159   to     11.488159        75,029   0.50%    to   0.50%    1.30%    to   1.30%    12.19%    to    12.19%
2011    20,930    10.239911   to     10.239911       214,326   0.50%    to   0.50%    1.62%    to   1.62%    (1.36)%   to    (1.36)%
2010    25,911    10.381556   to     10.381556       268,997   0.50%    to   0.50%    1.55%    to   1.55%    10.98%    to    10.98%

LIFEPATH 2040 PORTFOLIO(R)
2014     9,142    13.372408   to     17.220000       123,263     --     to   0.50%    1.49%    to   1.58%    (9.27)%   to     4.71%
2013     5,353    12.771427   to     18.980000        69,586     --     to   0.50%    1.36%    to   1.59%     7.29%    to    16.12%
2012    11,813    10.998938   to     17.690000       131,013     --     to   0.50%    1.69%    to   1.88%     9.33%    to    13.84%
2011    21,004     9.661802   to     16.180000       203,801     --     to   0.50%    0.52%    to   1.40%    (4.66)%   to    (3.14)%
2010    39,994     9.974513   to      9.974513       398,918   0.50%    to   0.50%    1.54%    to   1.54%    11.84%    to    11.84%

LIFEPATH(R) RETIREMENT PORTFOLIO
2014    42,452     9.990000   to     14.359686       427,211     --     to   0.50%    1.56%    to   1.57%    (6.55)%   to     4.04%
2013    35,615    10.690000   to     13.802452       382,712     --     to   0.50%    1.13%    to   1.23%    (1.38)%   to     5.41%
2012    39,130    10.840000   to     13.094264       449,202     --     to   0.50%    0.99%    to   1.81%     3.24%    to     7.92%
2011   110,023    10.500000   to     12.133037     1,301,266     --     to   0.50%    2.25%    to   2.35%    (1.96)%   to     3.08%
2010    91,669    10.710000   to     11.770560     1,066,646     --     to   0.50%    2.01%    to   2.17%     6.78%    to     8.58%

CALVERT EQUITY PORTFOLIO
2014     1,874    18.306239   to     48.410000        34,873     --     to   0.50%    0.04%    to   0.04%     0.83%    to    10.49%
2013     1,693    16.568501   to     48.010000        28,787     --     to   0.50%    0.11%    to   0.15%    24.90%    to    29.77%
2012     1,146    12.767290   to     38.440000        15,406     --     to   0.50%    0.02%    to   0.02%    14.94%    to    15.33%
2011       898    11.107508   to     33.330000        10,529     --     to   0.50%      --     to     --     (6.87)%   to    (2.72)%
2010     1,446    11.418372   to     11.418372        16,516   0.50%    to   0.50%      --     to     --     16.64%    to    16.64%

GOLDMAN SACHS MID CAP VALUE FUND
2014     3,976    18.466364   to     41.250000        91,942     --     to   0.50%    0.25%    to   0.31%    (6.42)%   to    12.68%
2013     3,391    16.387748   to     44.080000        78,375     --     to   0.50%    0.07%    to   0.76%    12.94%    to    31.77%
2012     7,847    12.436203   to     39.030000       302,076     --     to   0.50%    1.00%    to   1.39%    17.00%    to    17.44%
2011     6,909    10.589143   to     33.360000       229,213     --     to   0.50%    0.41%    to   0.54%    (7.08)%   to    (7.08)%
2010        99    11.395570   to     35.900000         2,305     --     to   0.50%    0.53%    to   0.78%    23.74%    to    23.88%

THE HARTFORD DIVIDEND AND GROWTH FUND
2014    56,314    22.756165   to     25.210000     1,283,192     --     to   0.50%    1.42%    to   1.51%     1.33%    to    11.76%
2013    54,406    20.362247   to     24.880000     1,109,652     --     to   0.50%    1.15%    to   1.51%    20.72%    to    30.27%
2012    98,763    15.630477   to     20.610000     1,794,043     --     to   0.50%    1.73%    to   1.75%     9.22%    to    12.43%
2011    86,949    13.901886   to     18.870000     1,434,990     --     to   0.50%    1.53%    to   3.21%    (0.68)%   to     0.36%
2010    42,327    13.852075   to     19.000000       595,339     --     to   0.50%    1.42%    to   1.42%    11.05%    to    12.04%

THE HARTFORD INTERNATIONAL OPPORTUNITIES FUND
2014     3,950    13.417429   to     14.560000        53,304     --     to   0.50%    1.23%    to   1.28%   (16.23)%   to    (4.95)%
2013     2,842    14.116244   to     17.380000        40,730     --     to   0.50%    1.21%    to   1.57%    15.18%    to    19.70%
2012     2,626    11.793397   to     15.090000        31,348     --     to   0.50%    1.28%    to   1.52%    17.71%    to    18.46%
2011     2,372     9.955740   to     12.820000        23,817     --     to   0.50%    0.39%    to   1.48%   (14.87)%   to   (14.28)%
2010     8,661    11.613666   to     15.060000       100,674     --     to   0.50%    0.59%    to   0.66%    13.75%    to    13.85%




--------------------------------------------------------------------------------
                                    SA-50

---------------------------------------------------------------------------

                                                                                          INVESTMENT
                             UNIT                                     EXPENSE               INCOME               TOTAL RETURN
                          FAIR VALUE                              RATIO LOWEST TO       RATIO LOWEST TO         RATIO LOWEST TO
      UNITS #         LOWEST TO HIGHEST #        NET ASSETS          HIGHEST*              HIGHEST**              HIGHEST***
     --------  -------------------------------  ------------  ---------------------  --------------------  -------------------------
THE HARTFORD SMALL COMPANY FUND
2014    21,895  $ 20.970000   to   $ 24.131225   $   522,915     --     to   0.50%      --     to     --    (11.56)%   to     5.84%
2013    21,655    22.799066   to     23.710000       495,404     --     to   0.50%      --     to     --     27.61%    to    42.65%
2012    30,765    15.982516   to     18.580000       525,734     --     to   0.50%      --     to     --      6.78%    to    14.35%
2011    26,444    13.977265   to     17.400000       407,299     --     to   0.50%      --     to     --     (9.94)%   to    (5.21)%
2010    16,453    14.745678   to     19.320000       246,535     --     to   0.50%      --     to     --     22.44%    to    23.06%

THE HARTFORD HEALTHCARE FUND
2014    19,991    30.687014   to     30.687014       613,472   0.50%    to   0.50%      --     to     --     25.80%    to    25.80%
2013    19,184    24.393476   to     24.393476       467,954   0.50%    to   0.50%      --     to     --     48.69%    to    48.69%
2012    17,761    16.405828   to     16.405828       291,387   0.50%    to   0.50%      --     to     --     19.15%    to    19.15%
2011    15,404    13.768490   to     13.768490       212,089   0.50%    to   0.50%      --     to     --      7.17%    to     7.17%
2010    13,700    12.847386   to     15.700000       176,011   0.50%    to   0.50%      --     to     --      5.84%    to     6.37%

THE HARTFORD GROWTH OPPORTUNITIES FUND+
2014     4,108    18.185987   to     37.120000        79,508     --     to   0.50%      --     to     --     (6.43)%   to    12.90%
2013     2,428    16.108494   to     39.670000        40,633     --     to   0.50%      --     to     --     29.60%    to    34.08%
2012       701    12.013827   to     30.610000         9,148     --     to   0.50%      --     to     --     25.60%    to    26.23%
2011       757     9.565319   to      9.565319         7,244   0.50%    to   0.50%      --     to     --     (9.87)%   to    (9.87)%
2010     7,609    10.612310   to     10.612310        80,749   0.50%    to   0.50%      --     to     --     16.37%    to    16.37%

THE HARTFORD CAPITAL APPRECIATION FUND
2014    35,592    22.367386   to     37.090000       820,142     --     to   0.50%    0.39%    to   0.40%   (20.53)%   to     6.80%
2013    34,058    20.944047   to     46.670000       741,218     --     to   0.50%    0.29%    to   0.30%    35.67%    to    40.96%
2012    28,688    14.858002   to     34.400000       433,168     --     to   0.50%    0.20%    to   0.78%    19.36%    to    19.57%
2011    27,496    12.426662   to     28.820000       371,846     --     to   0.50%    1.28%    to   1.46%   (16.78)%   to   (15.67)%
2010    32,221    14.735171   to     34.630000       528,316     --     to   0.50%      --     to     --     12.31%    to    12.88%

THE HARTFORD BALANCED FUND
2014    57,277    18.071605   to     20.850000     1,035,658     --     to   0.50%    1.18%    to   1.18%     8.31%    to     9.03%
2013    55,279    16.575444   to     19.250000       916,704     --     to   0.50%    1.19%    to   1.23%    18.90%    to    19.68%
2012    48,502    13.850325   to     16.190000       671,990     --     to   0.50%    1.12%    to   1.51%     9.61%    to    10.66%
2011    39,318    12.516328   to     14.770000       492,474     --     to   0.50%    0.71%    to   1.36%       --     to     0.83%
2010    33,916    12.413183   to     14.770000       423,733     --     to   0.50%    1.28%    to   1.28%    10.47%    to    11.29%

THE HARTFORD SMALLCAP GROWTH FUND
2014     5,470    18.234947   to     48.770000       103,051     --     to   0.50%      --     to     --      2.09%    to     6.17%
2013     5,480    17.174630   to     47.770000        95,745     --     to   0.50%      --     to     --     33.85%    to    43.20%
2012     1,364    11.993729   to     35.690000        19,505     --     to   0.50%      --     to     --     15.79%    to    16.37%
2011       889    10.358380   to     30.670000        11,906     --     to   0.50%      --     to     --     (0.56)%   to    (0.07)%
2010     2,817    10.417131   to     30.690000        31,531     --     to   0.50%      --     to     --     33.58%    to    34.25%

HARTFORD GLOBAL EQUITY INCOME FUND+
2014       779    11.050000   to     24.196000        14,570     --     to   0.50%    0.61%    to   0.65%    (2.64)%   to     1.99%
2013       725    11.350000   to     23.724999        13,767     --     to   0.50%    0.45%    to   0.61%    17.13%    to    27.60%
2012       246     9.690000   to     18.592772         2,693     --     to   0.50%    0.63%    to   3.72%    15.63%    to    17.21%
2011       926     8.380000   to      8.380000         7,761     --     to     --     0.24%    to   0.24%   (16.03)%   to   (16.03)%
2010       975     9.980000   to      9.980000         9,728     --     to     --     0.72%    to   0.72%    14.71%    to    14.71%

HOTCHKIS AND WILEY LARGE CAP VALUE FUND
2014       104    19.070795   to     19.070795         1,992   0.50%    to   0.50%    2.75%    to   2.75%    12.62%    to    12.62%
2013        82    16.933017   to     16.933017         1,387   0.50%    to   0.50%    1.84%    to   1.84%    38.86%    to    38.86%
2012        10    12.194707   to     12.194707           122   0.50%    to   0.50%    1.62%    to   1.62%    17.89%    to    17.89%

LORD ABBETT VALUE OPPORTUNITIES FUND
2014     1,714    12.005669   to     19.570000        22,158     --     to   0.50%      --     to     --     (5.00)%   to     8.57%
2013     1,560    11.058042   to     20.600000        18,981     --     to   0.50%      --     to     --      1.18%    to    10.58%


--------------------------------------------------------------------------------
                                    SA-51

SEPARATE ACCOUNT TWELVE


  HARTFORD LIFE INSURANCE COMPANY
  NOTES TO FINANCIAL STATEMENTS -- (CONCLUDED)
--------------------------------------------------------------------------------


                                                                                           INVESTMENT
                              UNIT                                     EXPENSE               INCOME              TOTAL RETURN
                           FAIR VALUE                              RATIO LOWEST TO       RATIO LOWEST TO        RATIO LOWEST TO
       UNITS #         LOWEST TO HIGHEST #        NET ASSETS          HIGHEST*              HIGHEST**             HIGHEST***
      --------  -------------------------------  ------------  ---------------------  --------------------  ------------------------
PIMCO TOTAL RETURN FUND
2014      6,669  $ 10.660000   to   $ 16.169560   $   102,851     --     to   0.50%    3.69%    to   3.94%    (0.28)%   to    3.77%
2013      5,900    10.690000   to     15.582599        84,751     --     to   0.50%    2.01%    to   2.19%    (4.89)%   to   (2.79)%
2012     51,665    11.240000   to     16.030006       589,107     --     to   0.50%    3.96%    to   4.01%     3.40%    to    9.40%
2011     42,001    10.870000   to     14.653042       470,092     --     to   0.50%    3.20%    to   7.56%     0.18%    to    3.23%
2010      5,882    10.850000   to     14.194094        82,649     --     to   0.50%    0.69%    to   2.75%     0.46%    to    7.86%

VICTORY DIVERSIFIED STOCK FUND
2014      1,624    16.560193   to     20.640000        27,745     --     to   0.50%    0.92%    to   0.95%    (5.41)%   to    9.58%
2013      1,333    15.113015   to     21.820000        21,504     --     to   0.50%    0.80%    to   0.98%    31.05%    to   33.79%
2012        349    11.296444   to     16.650000         5,093     --     to   0.50%    1.20%    to   1.38%    15.15%    to   15.86%
2011        240     9.749757   to     14.460000         3,140     --     to   0.50%    0.61%    to   0.87%    (7.37)%   to   (7.04)%
2010      1,274    10.487952   to     10.487952        13,360   0.50%    to   0.50%    0.99%    to   0.99%    12.19%    to   12.19%

INVESCO COMSTOCK FUND
2014        643    17.139049   to     25.520000        11,473     --     to   0.50%    1.66%    to   1.69%     7.36%    to    8.58%
2013        523    15.785020   to     23.770000         8,629     --     to   0.50%    1.16%    to   1.37%    33.46%    to   34.57%
2012     23,249    11.730098   to     17.810000       412,216     --     to   0.50%    1.57%    to   1.59%    17.09%    to   18.31%
2011     21,770     9.914996   to     15.210000       327,181     --     to   0.50%    0.36%    to   1.19%    (3.31)%   to   (2.46)%
2010      4,784    10.165031   to     10.165031        48,627   0.50%    to   0.50%    1.48%    to   1.48%    15.03%    to   15.03%

INVESCO EQUITY AND INCOME FUND
2014      9,602    10.360000   to     17.109411       147,796     --     to   0.50%    2.63%    to   2.68%    (2.81)%   to    8.53%
2013      8,709    10.660000   to     15.765276       126,301     --     to   0.50%    1.93%    to   2.02%    16.00%    to   24.34%
2012      8,227     9.190000   to     12.679331        94,056     --     to   0.50%    1.76%    to   2.23%    10.46%    to   12.32%
2011      4,914    11.288512   to     11.288512        55,475   0.50%    to   0.50%    2.10%    to   2.10%    (1.73)%   to   (1.73)%
2010      1,513    11.486684   to     11.486684        17,378   0.50%    to   0.50%    2.03%    to   2.03%    11.83%    to   11.83%


    * This represents the annualized contract expenses of the Sub-Account for the period indicated and includes only those expenses that are charged through a reduction in the unit values. Excluded are expenses of the Funds and charges made directly to contract owner accounts through the redemption of units. Where the expense ratio is the same for each unit value, it is presented in both the lowest and highest columns.
   ** These amounts represent the dividends, excluding distributions of capital gains, received by the Sub-Account from the Fund, net of management fees assessed by the Fund's manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense risk charges, that result in direct reductions in the unit values. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the Fund in which the Sub-Account invests. Where the investment income ratio is the same for each unit value, it is presented in both the lowest and highest columns.
  *** This represents the total return for the period indicated and reflects a deduction only for expenses assessed through the daily unit value calculation. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the Account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period.
    # Rounded units/unit fair values. Where only one unit value exists, it is presented in both the lowest and highest columns.
    +  See Note 1 for additional information related to this Sub-Account.

7.   SUBSEQUENT EVENTS:

     Management has evaluated events subsequent to December 31, 2014 and through the financial statement issuance date of April 28, 2015, noting there are no subsequent events requiring adjustment or disclosure in the financial statements.



--------------------------------------------------------------------------------
                                    SA-52

                                    PART II

                               OTHER INFORMATION

ITEM 26.  EXHIBITS

(1) Resolution of the Board of Directors of Hartford authorizing the establishment of the Separate Account (1)
(2)    Not Applicable
(3)    (a)    Principal Underwriter Agreement (2)
       (b)    Form of Sales Agreement (2)
(4)    Not Applicable
(5)    Form of Group Variable Funding Agreement (1)
(6)    (a)    Articles of Incorporation of Hartford (3)
       (b)    Amended and Restated Bylaws of Hartford (4)
(7)    Not Applicable
(8)    Not Applicable
(9)    (a)    Form of Participation Agreement (1)
(9)    (b)    Reinsurance Agreement (2)
(10)   Not Applicable
(11)   Not Applicable
(12) Opinion and Consent of Lisa Proch, Vice President, Assistant General Counsel & Chief Compliance Officer.
(13)   (a) Consent of Deloitte & Touche LLP
       (b) Consent of Deloitte & Touche LLP
       (c) Consent of KPMG LLP
(14)   Copy of Power of Attorney

------------

(1) Incorporated by reference to Post-Effective Amendment No. 12 to the Registration Statement File No. 333-114401, filed on April 28, 2010.

(2) Incorporated by reference to Post-Effective Amendment No. 17 to the Registration Statement File No. 333-114401, filed on April 22, 2013.

(3) Incorporated by reference to Post-Effective Amendment No. 5 to the Registration Statement File No. 333-145655, filed on August 10, 2010.

(4) Incorporated by reference to Post-Effective Amendment No. 8 to the Registration Statement File No. 333-176150, filed on April 25, 2014.

ITEM 27.  DIRECTORS AND OFFICERS OF THE DEPOSITOR

NAME                                                            POSITION WITH HARTFORD
------------------------------------------------------------------------------------------------------------------------------
Thomas E. Bartell                    Vice President
Ellen T. Below                       Vice President
John B. Brady                        Actuary, Vice President
Kathleen M. Bromage                  Senior Vice President
Michael R. Chesman                   Senior Vice President, Director of Taxes
Robert A. Cornell                    Actuary, Vice President
George Eknaian                       Chief Actuary, Senior Vice President
Csaba Gabor                          Chief Compliance Officer of Separate Accounts
John W. Gallant                      Vice President
Michael R. Hazel                     Vice President, Controller
Donna R. Jarvis                      Actuary, Vice President
Brion S. Johnson                     President, Chairman of the Board, Director*
Aidan Kidney                         Vice President
Diane Krajewski                      Vice President
David R. Kryzanski                   Vice President
Lisa S. Levin                        Corporate Secretary
Vernon Meyer (1)                     Senior Vice President
Craig D. Morrow                      Appointed Actuary, Vice President
Robert W. Paiano                     Treasurer, Senior Vice President, Director*
Matthew J. Poznar                    Senior Vice President, Director*
Lisa M. Proch                        Chief Compliance Officer of Talcott Resolution, Vice President, Assistant General Counsel
David G. Robinson                    Executive Vice President, General Counsel
Peter F. Sannizzaro                  Senior Vice President, Chief Accounting Officer, Chief Financial Officer
Robert R. Siracusa                   Vice President

----------

Unless otherwise indicated, the principal business address of each of the above individuals is One Hartford Plaza, Hartford, CT 06155.

*   Denotes Board of Directors.

(1) Address: 100 Matsonford Road, Radnor, PA 19087

ITEM 28. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT

     Filed herewith.

ITEM 29.  INDEMNIFICATION

     Section 33-776 of the Connecticut General Statutes states that: "a corporation may provide indemnification of, or advance expenses to, a director, officer, employee or agent only as permitted by sections 33-770 to 33-779, inclusive."

     Provision is made that the Corporation, to the fullest extent permissible by applicable law as then in effect, shall indemnify any individual who is a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, arbitrative or investigative, and whether formal or informal (each, a "Proceeding") because such individual is or was (i) a Director, or (ii) an officer or employee of the Corporation (for purposes of the by-laws, each an "Officer"), against obligations to pay judgments, settlements, penalties, fines or reasonable expenses (including counsel fees) incurred in a Proceeding if such Director or
     Officer: (l)(A) conducted him or herself in good faith; (B) reasonably believed (i) in the case of conduct in such person's official capacity, which shall include service at the request of the Corporation as a director, officer or fiduciary of a Covered Entity (as defined below), that his or her conduct was in the best interests of the Corporation; and (ii) in all other cases, that his or her conduct was at least not opposed to the best interests of the Corporation; and (C) in the case of any criminal proceeding, such person had no reasonable cause to believe his or her conduct was unlawful; or (2) engaged in conduct for which broader indemnification has been made permissible or obligatory under a provision of the Corporation's Certificate, in each case, as determined in accordance with the procedures set forth in the by-laws. For purposes of the by-laws, a "Covered Entity" shall mean another corporation, partnership, joint venture, trust or other enterprise (including, without limitation, any employee benefit plan) in respect of which such person is serving at the request of the Corporation as a director, officer or fiduciary.

     Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 30.  PRINCIPAL UNDERWRITERS

       (a) MMLD acts as principal underwriter for the following investment companies:

     Hartford Life Insurance Company - Separate Account Two (DC Variable Account
     I)

     Hartford Life Insurance Company - Separate Account Two

     Hartford Life Insurance Company - Separate Account Two (DC Variable Account
     II)

     Hartford Life Insurance Company - Separate Account Two (QP Variable
     Account)

     Hartford Life Insurance Company - Separate Account Two (NQ Variable
     Account)

     Hartford Life Insurance Company - Separate Account Eleven

     Hartford Life Insurance Company - Separate Account Twelve

    (b) Officers and Member Representatives of MML Distributors, LLC

                                             POSITIONS AND OFFICES                 PRINCIPAL BUSINESS
NAME                                            WITH UNDERWRITER                        ADDRESS
-----------------------------------------------------------------------------------------------------------
Stephen Alibozek                     Entity Contracting Officer                            *
Cindy Belmore                        Chief Compliance Officer                              **
Edward K. Duch III                   Assistant Secretary                                   *
Bruce C. Frisbie                     Assistant Treasurer                                   *
Brian Haendiges                      Vice President                                        **
H. Bradford Hoffman                  Chief Risk Officer                                    *
Kevin LaComb                         Assistant Treasurer                                   *
Mario Morton                         Registration Manager                                  *
Todd Picken                          Assistant Treasurer                                   *
Robert S. Rosenthal                  Chief Legal Officer                                   *
                                     Vice President
                                     Secretary
Carolyn Salwen                       Chief Financial Officer                               **
                                     Treasurer
Elaine Sarsynski                     Chief Executive Officer                               **
                                     President
William Silvanic                     Vice President                                        **
Barbara Upton                        Assistant Vice President                              **
                                     Continuing Education Officer
Donna Watson                         Assistant Treasurer                                   **
Eric Wietsma                         Vice President                                        **

------------

*   1295 State Street, Springfield, MA 01111-0001

**  100 Bright Meadow Blvd., Enfield, CT 06082
ITEM 31.  LOCATION OF ACCOUNTS AND RECORDS

     All of the accounts, books, records or other documents required to be kept by Section 31(a) of the Investment Company Act of 1940 and rules thereunder, are maintained by Massachusetts Mutual Life Insurance Company, as administrator at 1295 State Street, Springfield, MA 01111.

ITEM 32.  MANAGEMENT SERVICES

     All management contracts are discussed in Part I of this registration statement.

ITEM 33.  REPRESENTATION OF REASONABLENESS OF FEES

     Hartford hereby represents that the aggregate fees and charges under the Agreement are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Hartford.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf, in the Town of Enfield, and State of Connecticut on this 29th day of April, 2016.

HARTFORD LIFE INSURANCE COMPANY -
SEPARATE ACCOUNT TWELVE
(Registrant)

By:    Brion S. Johnson                     *By:   /s/ Sadie R. Gordon
       -----------------------------------         -----------------------------------
       Brion S. Johnson                            Sadie R. Gordon
       President and Chairman of the               Attorney-In-Fact
       Board*


HARTFORD LIFE INSURANCE COMPANY
(Depositor)

By:    Brion S. Johnson
       -----------------------------------
       Brion S. Johnson
       President and Chairman of the
       Board*

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons and in the capacity and on the date indicated.

Brion S. Johnson, President, Chairman of the
 Board, Director*
Matthew J. Poznar, Senior Vice President, Director*      *By:  /s/ Sadie R. Gordon
                                                               -----------------------------------
Robert W. Paiano, Senior Vice President,                       Sadie R. Gordon
 Treasurer, Director*
Peter F. Sannizzaro, Chief Accounting Officer,                 Attorney-in-Fact
 Chief Financial Officer, Senior Vice President*         Date: April 29, 2016

333-114401

                                 EXHIBIT INDEX

      (1)  Organizational Chart.
      (2)  Opinion and Consent of Lisa Proch, Vice President, Assistant General Counsel & Chief Compliance Officer.
      (3)  (a) Consent of Deloitte & Touche LLP.
           (b) Consent of Deloitte & Touche LLP.
           (c) Consent of KPMG LLP.
      (4)  Copy of Power of Attorney.